THE ENTERPRISE Group of Funds, Inc.







                                   [GRAPHIC]







                                  ANNUAL REPORT
                                December 31, 2000

--------------------------------------------------------------------------------
                       THE ENTERPRISE Group of Funds, Inc.
--------------------------------------------------------------------------------



                                Aggressive Stock
                        Enterprise Multi-Cap Growth Fund
                         Enterprise Mid-Cap Growth Fund
                      Enterprise Small Company Growth Fund
                       Enterprise Small Company Value Fund

                                      Stock
                      Enterprise Capital Appreciation Fund
                             Enterprise Equity Fund
                            Enterprise Large-Cap Fund
                             Enterprise Growth Fund
                        Enterprise Growth and Income Fund
                          Enterprise Equity Income Fund

                              International/Global
                        Enterprise Worldwide Growth Fund
                      Enterprise International Growth Fund
                    Enterprise International Core Growth Fund
                       Enterprise Emerging Countries Fund

                                Sector/Specialty
                            Enterprise Internet Fund
                     Enterprise International Internet Fund
                    Enterprise Global Financial Services Fund
                       Enterprise Global Health Care Fund
                   Enterprise Global Socially Responsive Fund

                                 Domestic Hybrid
                             Enterprise Managed Fund
                            Enterprise Balanced Fund
                     Enterprise Convertible Securities Fund

                                     Income
                         Enterprise High-Yield Bond Fund
                      Enterprise Government Securities Fund
                        Enterprise Tax-Exempt Income Fund

                                  Money Market
                          Enterprise Money Market Fund

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                                Table of Contents
--------------------------------------------------------------------------------

                                                Page
                                               -----
Enterprise Multi-Cap Growth Fund
   Subadviser's Comments .....................    4
   Portfolio of Investments ..................    8
Enterprise Mid-Cap Growth Fund
   Subadviser's Comments .....................   10
   Portfolio of Investments ..................   12
Enterprise Small Company Growth Fund
   Subadviser's Comments .....................   14
   Portfolio of Investments ..................   17
Enterprise Small Company Value Fund
   Subadviser's Comments .....................   19
   Portfolio of Investments ..................   22
Enterprise Capital Appreciation Fund
   Subadviser's Comments .....................   26
   Portfolio of Investments ..................   29
Enterprise Equity Fund
   Subadviser's Comments .....................   31
   Portfolio of Investments ..................   33
Enterprise Large-Cap Fund
   Subadviser's Comments .....................   34
   Portfolio of Investments ..................   36
Enterprise Growth Fund
   Subadviser's Comments .....................   37
   Portfolio of Investments ..................   40
Enterprise Growth and Income Fund
   Subadviser's Comments .....................   41
   Portfolio of Investments ..................   43
Enterprise Equity Income Fund
   Subadviser's Comments .....................   45
   Portfolio of Investments ..................   47
Enterprise Worldwide Growth Fund
   Subadviser's Comments .....................   49
   Portfolio of Investments ..................   51
Enterprise International Growth Fund
   Subadviser's Comments .....................   55
   Portfolio of Investments ..................   58
Enterprise International Core Growth Fund
   Subadviser's Comments .....................   60
   Portfolio of Investments ..................   63
Enterprise Emerging Countries Fund
   Subadviser's Comments .....................   65
   Portfolio of Investments ..................   68

                                                Page
                                               -----
Enterprise Internet Fund
   Subadviser's Comments .....................   71
   Portfolio of Investments ..................   75
Enterprise International Internet Fund
   Subadviser's Comments .....................   76
   Portfolio of Investments ..................   80
Enterprise Global Financial Services Fund
   Subadviser's Comments .....................   82
   Portfolio of Investments ..................   85
Enterprise Global Health Care Fund
   Subadviser's Comments .....................   87
   Portfolio of Investments ..................   90
Enterprise Global Socially Responsive Fund
   Subadviser's Comments .....................   91
   Portfolio of Investments ..................   93
Enterprise Managed Fund
   Subadvisers' Comments .....................   95
   Portfolio of Investments ..................   98
Enterprise Balanced Fund
   Subadviser's Comments .....................  101
   Portfolio of Investments ..................  104
Enterprise Convertible Securities Fund
   Subadviser's Comments .....................  106
   Portfolio of Investments ..................  108
Enterprise High-Yield Bond Fund
   Subadviser's Comments .....................  110
   Portfolio of Investments ..................  112
Enterprise Government Securities Fund
   Subadviser's Comments .....................  117
   Portfolio of Investments ..................  121
Enterprise Tax-Exempt Income Fund
   Subadviser's Comments .....................  123
   Portfolio of Investments ..................  125
Enterprise Money Market Fund
   Manager's Comments ........................  127
   Portfolio of Investments ..................  129
Statements of Assets and Liabilities .........  130
Statements of Operations .....................  134
Statements of Changes in Net Assets ..........  138
Financial Highlights .........................  144
Notes to Financial Statements ................  196

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Message from the Chairman
--------------------------------------------------------------------------------

Dear Fellow Shareholders:


     As we look back on 2000, we can almost certainly conclude that it will be remembered as a transition year between a decade of exceptional economic growth and stock market prosperity and a period going forward that we believe is likely to represent slower growth and a return to more traditional market investment returns.


     The past year was the worst year for the overall stock market since 1990 and the worst year ever for the Nasdaq. It was a year where the major stock market averages retreated in the face of rising concerns with the strength of the U.S. economy, the strength of the technology sector, and ultimately with corporate earnings.


     The Nasdaq Composite Index ended the year at 2470.52. That was 51 percent below the index's March 10 all-time high of 5048.62 and down 39 percent for the year. The index's previous worst loss was 35.1 percent in the bear market year of 1974.


  However, the entire stock market did not feel the severe market correction that impacted the Nasdaq, although all major market indices were down for the year. The Dow Jones Industrial Average declined 4.7 percent for the year to 10786.85 breaking a nine-year winning streak. The S&P 500 fell 9.1 percent during the year to 1320.28. Small stocks turned in the best performance for the year. The Russell 2000 Index was down 3 percent for the year.


     Investors did find positive returns in government bonds where demand for U.S. Treasury Bonds boosted prices while keeping downward pressure on bond yields. The 30-year Treasury yield fell from a high of 6.75 percent on January 18 to a low of 5.39 percent on December 22. It ended the year at 5.44 percent. However, other sectors of the bond market were not as fortunate. Riskier bonds burdened investors with losses, resulting from concern with slowing corporate earnings, high debt levels and rising default rates.

--------------------------------------------------------------------------------
"Keeping with our objective of providing our shareholders investment opportunities available only through Enterprise and to further broaden our investment spectrum, Enterprise in 2000 launched nine new funds."
--------------------------------------------------------------------------------

     Many sectors of the market have already corrected significantly and the Federal Reserve has remained vigilant. On December 19 the Federal Reserve's
Open Market Committee confirmed that economic weakness had replaced inflation as the Fed's primary policy concern. This move was regarded by economic and investment analysts as a first step towards an interest rate cut and ultimately a trend to lower interest rates, which should help to mitigate the market's volatility. The Federal Reserve acted on January 3, 2001 to lower interest rates by 50 basis points with indications that further reductions will be forthcoming in both the January and March Fed meetings.


     Therefore, we do not believe that investors should become overly pessimistic, but rather should be patient and temper their expectations for future equity returns. Investors should plan carefully with their financial representative, be prudent, be disciplined in investing and adhere to a practical, goal-oriented investment program.

                      THE ENTERPRISE Group of Funds, Inc.
2

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                        [ENTERPRISE GROUP OF FUNDS LOGO]
--------------------------------------------------------------------------------

     Keeping with our objective of providing our shareholders investment opportunities available only through Enterprise and to further broaden our investment spectrum, Enterprise in 2000 launched nine new funds. The Enterprise International Internet Fund was launched on June 30 and is managed by Fred Alger Management, Inc. This Fund is designed for those investors who seek capital growth through investing in the global growth of foreign companies with internet related activities including technology firms. The Enterprise Global Socially Responsive Fund began on September 29 and is managed by Rockefeller & Co., Inc. This Fund is for investors that seek capital growth through Socially Responsible Investments. As a concerned corporate citizen, Enterprise recognizes the vast influence that companies have not only on the world today but tomorrow as well. And finally on October 31, Enterprise launched seven new funds, managed by Nicholas-Applegate Capital Management. All funds have as their primary investment objective long-term capital appreciation. The funds are: Enterprise Large-Cap; Enterprise Mid-Cap Growth; Enterprise Worldwide Growth; Enterprise International Core Growth; Enterprise Emerging Countries; Enterprise Convertible Securities; and Enterprise Global Health Care. We are especially pleased to be able to offer individual investors access for the first time to Nicholas-Applegate's health care investment process through the Enterprise Global Health Care Fund. Prior to the launch of this Fund, this investment strategy had only been available to institutional investors.


     You can learn more about Enterprise and keep up with your account information at our web site, www.enterprisefunds.com. On the site, you have access to your personal account information, educational material, as well as to details on our funds including daily performance results. We believe you will find this information helpful. Of course, we will continue to explore additional ways in which we can employ technology to better serve your needs.


     The Enterprise Group of Funds provides a level of professional money management once reserved for only the largest institutional investors. Enterprise's different funds are managed by separate independent asset management firms, each a recognized specialist in its own area of investment expertise. Selected based upon industry reputation and investment track record, each firm is continuously monitored by Enterprise and a national leading consulting firm to ensure that high standards of performance and professionalism continue to be met. Significantly, these firms primarily manage multimillion-dollar portfolios on behalf of corporations, nonprofit organizations and government entities who are able to meet minimum investment requirements of up to $100 million. Collectively these firms manage well over $300 billion in investment assets. Enterprise's distinctive management strategy provides individual investors the benefits of diversification among multiple asset management firms along with the conveniences of exchange privileges and consolidated statements -- all with a minimum investment of as little as $1,000 per fund.


     Your confidence is our most important asset. We are excited about our ability to provide you the diverse investment choices necessary to meet your investment objectives. We encourage you to review the sub-adviser comments in this annual report. You will find insightful commentaries and a variety of investment strategies for the coming year. As always, we appreciate your support of The Enterprise Group of Funds and pledge to continue our primary mission of adding value to your investment portfolio by providing special access to some of the most accomplished investment firms in the industry.



Sincerely,

/s/ Victor Ugolyn

Victor Ugolyn
Chairman, President and Chief Executive Officer


                      THE ENTERPRISE Group of Funds, Inc.
                                                                               3

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                       Enterprise Multi-Cap Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Fred Alger Management, Inc.
New York, New York


Investment Management

Fred Alger Management, Inc. ("Alger"), which has approximately $18.4 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.


Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is to seek long-term capital appreciation.


Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.


2000 Performance Review

The stock market experienced an extremely volatile and largely negative year in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve (the "Fed") raised rates 0.25 percent on February 2nd.

February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market. While the media was shining a spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its pace, with the Dow advancing while the Nasdaq was retreating. The Fed also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.

Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3,227. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3,043 on May 24th.

Despite the Fed's 0.50 percent rate hike in May, most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat at the end of June. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Unfortunately, the market could not maintain its traction during July. Both the Nasdaq and the Dow traded within a relatively tight range throughout the month, with the Nasdaq being more volatile and under-performing the Dow.


During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetites for equities were reinvigorated. Unfortunately, the market's rally was not sustainable. As the calendar shifted into September, most equities began to sell off. Fearing the potential

                      THE ENTERPRISE Group of Funds, Inc.
4

--------------------------------------------------------------------------------
                Enterprise Multi-Cap Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.


The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy had slowed dramatically. Furthermore, throughout most of November, the price of oil continued to rise and the euro continued to drop. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating.


The month of December began with some promise for equity markets. As the election drama neared a conclusion, the price of crude oil plunged dramatically and the euro recovered some of its losses. Throughout the first part of the month growth stocks rallied, with the Nasdaq appreciating more than 10 percent on December 5th alone. Once again, however, the optimism was short-lived, and the rally stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths.


The year 2000 was not an especially good year for investors in the Enterprise Multi-Cap Growth Fund. The Fund's Class A shares returned -30.42 percent, without sales charge, under-performing the S&P 500 Index. Unfortunately, the Fund's aggressive style made it extremely susceptible to the weak performance of most segments of the market. Firstly, Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Secondly, the Fund maintained a large-cap bias throughout the year, consistently maintaining a weighted average market capitalization above $75 billion, in a period where some small and mid-cap counterparts fared better. Finally, the Fund was heavily weighted in technology companies throughout the year. In sum, the Fund's growth- stock bias, large-cap bias and technology bias all served as a detriment to the performance of the Enterprise Multi-Cap Growth Fund in 2000.


                                    [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

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                Enterprise Multi-Cap Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                            7/1/99           12/31/99            2000
Enterprise Multi-Cap Growth Fund - A                      $ 9,524.00        $26,596.00        $18,505.00
S & P 500 Index*                                          $10,000.00        $10,770.00         $9,790.00
Lipper Large-Cap Growth Fund Index*                       $10,000.00        $12,039.00         $9,670.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Multi-Cap Growth Fund - A           One Year      7/1/99-12/31/00
With Sales Charge                               -33.75%           50.67%
Without Sales Charge                            -30.42%           55.65%
S&P 500 Index*                                   -9.11%           -1.40%
Lipper Large-Cap Growth Fund Index*             -19.68%           -2.21%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Multi-Cap Growth Fund - B           One Year      7/1/99-12/31/00
With Sales Charge                               -34.19%           52.74%
Without Sales Charge                            -30.73%           54.89%
S&P 500 Index*                                   -9.11%           -1.40%
Lipper Large-Cap Growth Fund Index*             -19.68%           -2.21%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Multi-Cap Growth Fund - C           One Year      7/1/99-12/31/00
With Sales Charge                               -31.49%            54.78%
Without Sales Charge                            -30.80%            54.78%
S&P 500 Index*                                   -9.11%            -1.40%
Lipper Large-Cap Growth Fund Index*             -19.68%            -2.21%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Multi-Cap Growth Fund - Y           One Year      7/1/99-12/31/00
Annualized Return                               -30.09%           56.29%
S&P 500 Index*                                   -9.11%           -1.40%
Lipper Large-Cap Growth Fund Index*             -19.68%           -2.21%

The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Core Fund Index as the narrow-based comparison to the Fund as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $8,091 compared to a decrease of $2,369 and a decrease of $364 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Core Fund Index, respectively. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.


Future Investment Strategy

Despite recent market weakness, Alger is extremely optimistic about the potential that exists for equity markets in the coming year. The economy has already experienced a slight recovery in the value of the Euro, a significant drop in oil prices and a resolution to the Presidential election. Most importantly, however, the January 3rd interest rate cut by the Fed clearly indicates a reversal in its priority of concerns. Alger believes that it is probable that the move will be the first in a series of cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and Alger believes that declining interest rates will have the biggest impact on the stock market throughout 2001. Alger continues to be very bullish for 2001 and believes that 13,000 is a reasonable target for the Dow by March 31 and that the Nasdaq is likely to top the 4,000 level again by the end of the coming year.


                      THE ENTERPRISE Group of Funds, Inc.
6

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                Enterprise Multi-Cap Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


While technology stocks continue to be an integral part of the Fund, their allocation within the Fund has been reduced somewhat. Clearly, the Fund is now far more diversified than it has been in recent months. Alger's reliance on comprehensive, in-house fundamental research will help ensure the Fund remains stocked with the most appealing growth investments, both inside and outside of the technology sector.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Fund.


                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

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                       Enterprise Multi-Cap Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Domestic Common Stocks -- 84.59%
--------------------------------------------------------------------------
Aerospace -- 1.17%
--------------------------------------------------------------------------
General Dynamics Corporation ............    20,700        $ 1,614,600
United Technologies Corporation .........     9,150            719,419
                                                           -----------
                                                             2,334,019
Banking -- 1.38%
--------------------------------------------------------------------------
Bank of New York Company Inc. ...........    50,200          2,770,412
Biotechnology -- 6.83%
--------------------------------------------------------------------------
Affymetrix Inc. (a) .....................    24,400          1,816,275
Amgen Inc. (a) ..........................   122,250          7,816,359
Celgene Corporation (a) .................    40,800          1,326,000
Genentech Inc. (a) ......................    33,400          2,722,100
                                                           -----------
                                                            13,680,734
Broadcasting -- 0.80%
--------------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group Class A (Tracking Stock) (a)        117,400          1,592,238
Business Services -- 1.77%
--------------------------------------------------------------------------
Ariba Inc. (a) ..........................    66,200          3,549,975
Cable -- 1.83%
--------------------------------------------------------------------------
Comcast Corporation .....................    87,625          3,658,344
Computer Hardware -- 5.55%
--------------------------------------------------------------------------
Cisco Systems Inc. (a) ..................   150,800          5,768,100
Dell Computer Corporation (a) ...........    90,500          1,578,094
EMC Corporation (a) .....................    56,550          3,760,575
                                                           -----------
                                                            11,106,769
Computer Services -- 4.69%
--------------------------------------------------------------------------
America Online Inc. (a) .................   105,250          3,662,700
Fiserv Inc. (a) .........................    10,000            474,375
Sun Microsystems Inc. (a) ...............   188,200          5,246,075
                                                           -----------
                                                             9,383,150
Computer Software -- 7.57%
--------------------------------------------------------------------------
Commerce One Inc. (a) ...................    42,900          1,085,906
i2 Technologies Inc. (a) ................    71,610          3,893,794
Microsoft Corporation (a) ...............    58,575          2,540,691
Openwave Systems Inc. (a) ...............    74,100          3,552,169
Oracle Corporation (a) ..................   140,600          4,086,187
                                                           -----------
                                                            15,158,747
Electrical Equipment -- 3.08%
--------------------------------------------------------------------------
General Electric Company ................   128,600          6,164,762
Electronics -- 2.76%
--------------------------------------------------------------------------
Sanmina Corporation (a) .................    17,425          1,335,191
Solectron Corporation (a) ...............   123,300          4,179,870
                                                           -----------
                                                             5,515,061

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Energy -- 1.55%
--------------------------------------------------------------------------
Calpine Corporation (a) .................    41,600        $ 1,874,600
Duke Energy Corporation .................    14,500          1,236,125
                                                           -----------
                                                             3,110,725
Finance -- 2.57%
--------------------------------------------------------------------------
Merrill Lynch & Company Inc. ............    17,750          1,210,328
Morgan Stanley Dean Witter &
  Company ...............................    27,800          2,203,150
State Street Corporation ................     7,900            981,259
Stilwell Financial Inc. .................    19,000            749,313
                                                           -----------
                                                             5,144,050
Food, Beverages & Tobacco -- 1.13%
--------------------------------------------------------------------------
Philip Morris Companies Inc. ............    51,500          2,266,000
Health Care -- 1.64%
--------------------------------------------------------------------------
Cardinal Health Inc. ....................    32,950          3,282,644
Insurance -- 2.73%
--------------------------------------------------------------------------
Marsh & McLennan Companies, Inc.             46,700          5,463,900
Medical Services -- 1.96%
--------------------------------------------------------------------------
Immunex Corporation (a) .................    68,450          2,780,781
Qiagen (a) ..............................    33,000          1,141,594
                                                           -----------
                                                             3,922,375
Misc. Financial Services -- 5.84%
--------------------------------------------------------------------------
Citigroup Inc. ..........................   169,566          8,658,464
The Charles Schwab Corporation ..........   106,550          3,023,356
                                                           -----------
                                                            11,681,820
Multi-Line Insurance -- 4.04%
--------------------------------------------------------------------------
American International Group Inc. .......    82,000          8,082,125
Oil Services -- 1.67%
--------------------------------------------------------------------------
BJ Services Company (a) .................    23,800          1,639,225
Nabors Industries Inc.(a) ...............    28,800          1,703,520
                                                           -----------
                                                             3,342,745
Pharmaceuticals -- 9.33%
--------------------------------------------------------------------------
American Home Products
  Corporation ...........................    42,700          2,713,585
Baxter International Inc. ...............    53,900          4,760,044
Eli Lilly & Company .....................    53,500          4,978,843
Pfizer Inc. .............................   135,350          6,226,100
                                                           -----------
                                                            18,678,572
Retail -- 9.22%
--------------------------------------------------------------------------
eBay Inc. (a) ...........................   117,400          3,874,200
Home Depot Inc. .........................   102,250          4,671,547
Safeway Inc. (a) ........................    83,000          5,187,500
Wal-Mart Stores Inc. ....................    88,750          4,714,844
                                                           -----------
                                                            18,448,091
Semiconductors -- 0.85%
--------------------------------------------------------------------------
Altera Corporation (a) ..................    65,000          1,710,312

                      THE ENTERPRISE Group of Funds, Inc.
8

--------------------------------------------------------------------------------
                Enterprise Multi-Cap Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount            Value
Telecommunications -- 4.63%
------------------------------------------------------------------------------
Amdocs Ltd. (a) .........................     41,000         $  2,716,250
McLeodUSA Inc. (a) ......................     35,400              500,025
QUALCOMM Inc. (a) .......................     73,740            6,060,506
                                                             ------------
                                                                9,276,781
                                                             ------------
Total Domestic Common Stocks
(Identified cost $193,302,602).........................       169,324,351
------------------------------------------------------------------------------
Foreign Common Stocks -- 6.74%
------------------------------------------------------------------------------
Computer Software -- 1.19%
------------------------------------------------------------------------------
Research In Motion Ltd. (a) .............     29,800            2,384,000
Manufacturing -- 1.10%
------------------------------------------------------------------------------
Tyco International Ltd. .................     39,700            2,203,350
Telecommunications -- 1.51%
------------------------------------------------------------------------------
Nortel Networks Corporation .............     94,250            3,021,891
Wireless Communications -- 2.94%
------------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .......    135,150            5,879,025
                                                             ------------
Total Foreign Common Stocks
(Identified cost $15,992,997)..........................        13,488,266
------------------------------------------------------------------------------
Commercial Paper -- 8.96%
------------------------------------------------------------------------------
Countrywide Home Loans Inc.
  6.60% due 01/11/01 .................... $3,000,000            2,994,500
FPL Fuels Inc. 6.62% due 01/08/01 .......  2,000,000            1,997,426
General Electric Capital Corporation
  6.50% due 01/24/01 ....................  3,000,000            2,987,542
ONEOK Inc. 6.35% due 01/29/01 ...........  5,000,000            4,975,305
Vodafone Airtouch
  6.20% due 01/24/01 ....................  5,000,000            4,980,194
                                                             ------------
Total Commercial Paper
(Identified cost $17,934,967)..........................      17,934,967
------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount            Value
Repurchase Agreement -- 0.74%
------------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $1,479,986
  Collateral: U.S. Treasury Bond
  $1,275,000, 6.75% due 08/15/26,
  Value $1,544,907 ...................... $1,479,000         $  1,479,000
                                                             ------------
Total Repurchase Agreement
(Identified cost $1,479,000).............................       1,479,000
------------------------------------------------------------------------------
Total Investments
(Identified cost $228,709,566)...........................    $202,226,584
Other Assets Less Liabilities -- (1.03)%.................      (2,054,640)
                                                             ------------
Net Assets -- 100% ......................................    $200,171,944
------------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise Mid-Cap Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Mid-Cap Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The Mid-Cap Growth Fund primarily invests in companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 75 percent of its total assets in common stocks of U.S. mid-sized companies.


The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may lend portfolio securities equaling up to 30 percent of its total assets on a short-term or long-term basis.


2000 Performance Review


The Fund commenced operations on October 31, 2000.

Stock selection in the health care sector positively impacted the Fund's returns versus its benchmark. An over-weight in the energy and utilities sectors also contributed favorably to performance since these were among the best-performing sectors during the period.


Among the Fund's top-performing holdings this period were specialty drug companies ALZA Corporation, Allergan, Inc., and King Pharmaceuticals, Inc. UTI Energy Corporation, a provider of onshore contract drilling services to energy exploration and production companies, also performed well. The company, which operates one of the largest land drilling rig fleets in the United States, is enjoying pricing improvements and margin expansion and continues to aggressively pursue strategic acquisitions to strengthen its fleet.


At year-end, as a result of Nicholas-Applegate's bottom-up stock selection process, the Fund's largest over-weight position, 8.8 percent, was in the health care sector; its largest under-weight, 6.8 percent, was in financial services. The Fund had a slight under-weight in technology stocks relative to the Russell Mid-Cap Growth Index.


                      THE ENTERPRISE Group of Funds, Inc.
10

--------------------------------------------------------------------------------
                 Enterprise Mid-Cap Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                         Growth of a $10,000 Investment


                                                 10/31/00          12/31/00

Enterprise Mid-Cap Growth Fund -A               $ 9,524.00        $8,314.00
Russell 2000 Index*                             $10,000.00        $9,744.00
Lipper Mid-Cap Growth Fund Index*               $10,000.00        $8,479.00


                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise Mid-Cap Growth Fund - A                    10/31/00-12/31/00
With Sales Charge                                          -16.86%
Without Sales Charge                                       -12.70%
Russell 2000 Index*                                         -2.56%
Lipper Mid-Cap Growth Fund Index*                          -15.21%

                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise Mid-Cap Growth Fund - B                    10/31/00-12/31/00
With Sales Charge                                          -17.07%
Without Sales Charge                                       -12.70%
Russell 2000 Index*                                         -2.56%
Lipper Mid-Cap Growth Fund Index*                          -15.21%


                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise Mid-Cap Growth Fund - C                    10/31/00-12/31/00
With Sales Charge                                          -13.77%
Without Sales Charge                                       -12.90%
Russell 2000 Index*                                         -2.56%
Lipper Mid-Cap Growth Fund Index*                          -15.21%

                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise Mid-Cap Growth Fund - Y                    10/31/00-12/31/00
Cumulative Return                                          -12.60%
Russell 2000 Index*                                         -2.56%
Lipper Mid-Cap Growth Fund Index*                          -15.21%


The performance of Classes B, C and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Mid-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Mid-Cap Growth Fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest directly in an index.


Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise Mid-Cap Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000

--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Common Stocks -- 81.63%
------------------------------------------------------------------------
Apparel & Textiles -- 0.81%
------------------------------------------------------------------------
American Eagle Outfitters Inc. (a) .......     960          $ 40,560
Biotechnology -- 5.39%
------------------------------------------------------------------------
Applera Corporation-Applied
  Biosystems Group ....................... 1,050              98,766
Aviron (a) ...............................   520              34,742
ICOS Corporation (a) .....................   970              50,379
Inhale Therapeutic Systems Inc. (a) ......   640              32,320
Invitrogen Corporation (a) ...............   610              52,689
                                                            --------
                                                             268,896
Business Services -- 1.08%
------------------------------------------------------------------------
Ariba Inc. (a) ...........................   650              34,856
BEA Systems Inc. (a) .....................   280              18,848
                                                            --------
                                                              53,704
Communications -- 3.16%
------------------------------------------------------------------------
Brocade Communications Systems
  Inc. (a) ...............................   920              84,467
ONI Systems Corporation (a) ..............   590              23,342
Redback Networks, Inc. (a) ...............   790              32,390
SDL Inc. (a) .............................   120              17,783
                                                            --------
                                                             157,982
Computer Services -- 3.53%
------------------------------------------------------------------------
Comverse Technology Inc. (a) .............   870              94,504
Emulex Corporation (a) ................... 1,020              81,536
                                                            --------
                                                             176,040
Computer Software -- 8.66%
------------------------------------------------------------------------
Agile Software Corporation (a) ...........   690              34,069
Citrix Systems Inc. (a) .................. 1,270              28,575
Electronic Arts Inc. (a) .................   790              33,674
i2 Technologies Inc. (a) .................   330              17,944
Interwoven Inc. (a) ......................   490              32,309
Intuit Inc. (a) ..........................   590              23,268
Manugistics Group Inc. (a) ...............   480              27,360
Mercury Interactive Corporation (a) ......   670              60,468
Micromuse Inc. (a) .......................   660              39,837
PeopleSoft Inc. (a) ...................... 1,370              50,947
Tibco Software Inc. (a) ..................   650              31,159
Vignette Corporation (a) ................. 1,070              19,260
webMethods Inc. (a) ......................   380              33,796
                                                            --------
                                                             432,666
Consumer Durables -- 0.84%
------------------------------------------------------------------------
Harley Davidson Inc. ..................... 1,060              42,135
Crude & Petroleum -- 2.01%
------------------------------------------------------------------------
Anadarko Petroleum Corporation ...........   680              48,334
Ensco International Inc. ................. 1,520              51,775
                                                            --------
                                                             100,109
Electrical Equipment -- 0.58%
------------------------------------------------------------------------
Avanex Corporation (a) ...................   490              29,186

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Electronics -- 2.44%
------------------------------------------------------------------------
Keithley Instruments Inc. ................   870            $ 37,464
QLogic Corporation (a) ...................   400              30,800
Sanmina Corporation (a) ..................   700              53,638
                                                            --------
                                                             121,902
Energy -- 5.48%
------------------------------------------------------------------------
Calpine Corporation (a) .................. 2,800             126,175
Dynegy Inc. .............................. 1,040              58,305
NRG Energy Inc. (a) ...................... 1,910              53,122
Southern Energy Inc. (a) ................. 1,280              36,240
                                                            --------
                                                             273,842
Finance -- 1.09%
------------------------------------------------------------------------
Capital One Financial Corporation ........   410              26,983
Providian Financial Corporation ..........   480              27,600
                                                            --------
                                                              54,583
Health Care -- 0.67%
------------------------------------------------------------------------
Community Health Systems Inc. (a) ........   960              33,600
Hotels & Restaurants -- 0.73%
------------------------------------------------------------------------
Starbucks Corporation (a) ................   820              36,285
Medical Services -- 4.07%
------------------------------------------------------------------------
Biogen Inc. (a) ..........................   570              34,236
Genzyme Corporation (a) ..................   500              44,969
Immunex Corporation (a) .................. 1,570              63,781
UnitedHealth Group Inc. ..................   360              22,095
Wellpoint Health Networks Inc. (a) .......   330              38,032
                                                            --------
                                                             203,113
Metals & Mining -- 0.93%
------------------------------------------------------------------------
Shaw Group Inc. (a) ......................   930              46,500
Oil Services -- 10.05%
------------------------------------------------------------------------
Baker Hughes Inc. ........................ 1,080              44,888
BJ Services Company (a) .................. 1,070              73,696
Diamond Offshore Drilling Inc. ...........   910              36,400
Global Marine Inc. ....................... 1,660              47,102
Nabors Industries Inc.(a) ................   670              39,631
National Oilwell Inc. (a) ................ 1,250              48,359
Noble Drilling Corporation (a) ...........   960              41,700
Rowan Companies Inc. ..................... 2,160              58,320
Smith International Inc. .................   790              58,904
UTI Energy Corporation (a) ............... 1,600              52,600
                                                            --------
                                                             501,600
Pharmaceuticals -- 12.40%
------------------------------------------------------------------------
Allergan Inc. ............................   800              77,450
ALZA Corporation (a) ..................... 1,720              73,100
Andrx Group (a) ..........................   580              33,567
COR Therapeutics Inc. (a) ................   880              30,965
Enzon Inc. (a) ...........................   360              22,343
Forest Laboratories Inc. (a) .............   520              69,095
Gilead Sciences Inc. (a) .................   280              23,223
Human Genome Sciences Inc. (a) ...........   840              58,222
IDEC Pharmaceuticals Corporation (a)         400              75,825

                      THE ENTERPRISE Group of Funds, Inc.
12

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
King Pharmaceuticals Inc. (a) ............       960        $   49,620
Protein Design Labs Inc. (a) .............       380            33,013
Sepracor Inc. (a) ........................       530            42,466
Vertex Pharmaceuticals Inc. (a) ..........       420            30,030
                                                            ----------
                                                               618,919
Retail -- 1.66%
--------------------------------------------------------------------------
Abercrombie and Fitch Company
  (Class A) (a) ..........................       860            17,200
Kohl's Corporation (a) ...................     1,080            65,880
                                                            ----------
                                                                83,080
Semiconductors -- 4.18%
--------------------------------------------------------------------------
Applied Micro Circuits Corporation (a)         1,280            96,060
Cirrus Logic Inc. (a) ....................       920            17,250
Transwitch Corporation (a) ...............       650            25,431
Triquint Semiconductor Inc. (a) ..........       520            22,717
Vitesse Semiconductor Corporation (a)            850            47,016
                                                            ----------
                                                               208,474
Technology -- 3.95%
--------------------------------------------------------------------------
Extreme Networks Inc. (a) ................       460            17,997
Network Appliance Inc. (a) ...............       340            21,824
Newport Corporation ......................       380            29,872
Waters Corporation (a) ...................     1,530           127,755
                                                            ----------
                                                               197,448
Telecommunications -- 5.80%
--------------------------------------------------------------------------
ADC Telecommunications Inc. (a) ..........     1,540            27,913
CIENA Corporation (a) ....................       830            67,437
Crown Castle International
  Corporation (a) ........................     2,010            54,396
Finisar Corporation (a) ..................     1,440            41,760
McLeodUSA Inc. (a) .......................     2,010            28,391
Sonus Networks Inc. (a) ..................     1,180            29,795
Time Warner Telecom Inc. (a) .............       380            24,106
XO Communications Inc. (a) ...............       890            15,853
                                                            ----------
                                                               289,651

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Wireless Communications -- 2.12%
--------------------------------------------------------------------------
Palm Inc. (a) ............................     2,210        $   62,571
Powerwave Technologies Inc (a) ...........       740            43,290
                                                            ----------
                                                               105,861
                                                            ----------
Total Common Stocks
(Identified cost $4,150,989)............................     4,076,136
---------------------------------------------------------- ---------------
Repurchase Agreement -- 12.16%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01
  Maturity Value $607,405
  Collateral: U.S. Treasury Bond
  $525,000, 6.75% due 08/15/26,
  Value $636,138 ......................... $607,000            607,000
                                                            ----------
Total Repurchase Agreement
(Identified cost $607,000)..............................       607,000
--------------------------------------------------------------------------

Total Investments
(Identified cost $4,757,989)............................    $4,683,136
Other Assets Less Liabilities -- 6.21% .................       310,265
                                                            ----------
Net Assets -- 100% .....................................    $4,993,401
--------------------------------------------------------------------------

(a)    Non-income producing security.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------

                     Enterprise Small Company Growth Fund
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------


William D. Witter, Inc.
New York, New York


Investment Management


William D. Witter, Inc. ("Witter"), which has approximately $1.6 billion in assets under management, became subadviser to the Fund on September 2, 1998. Witter's normal investment minimum is $1 million.


Investment Objective


The objective of the Enterprise Small Company Growth Fund is to seek capital appreciation.


Investment Strategies


The Small Company Growth Fund invests primarily in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially over-weighted in the Fund, or when the company no longer meets expectations. The subadviser's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.


2000 Performance Review


The Fund's Class A shares total return for 2000 was 0.55 percent (before load) which compared with -3.03 percent for the Russell 2000 Index ("Russell 2000") and -9.11 percent for the Standard & Poor's 500 Index ("S&P 500"). Several macro factors affected the investment environment. One element was the very high valuation levels placed on technology issues, in particular, during the prior year. A second factor was the rapid decline in the economy's growth from an 8.3 percent rate in the fourth quarter of 1999, to a 2.2 percent rate in the fourth quarter of 2000. Some of this change was related to the management of inventories but the major factor was the Fed's increase in the Federal Funds rate to 6.50 percent. While high quality borrowers had access to funds at reasonable rates, the more marginal borrowers did not. Venture capital financing for small start-up companies began to become less available. The rise in the cost of energy and the reduced European demand for U.S. goods due to the decline in the euro currency also affected investor confidence.


While a return of 0.55 percent does not suggest much volatility, the performance viewed on a quarterly basis demonstrates significant change. During the first quarter, investors' focus on technology and biotech issues continued. The Fund advanced by 16.1 percent (before load). Witter reduced some of the holdings as they reached valuation levels where the price/earnings ratio exceeded the earnings growth rate. Aurora Biosciences, AstroPower, Exchange Applications, Cymer Inc., Nanometrics, MapInfo and PRI Automation, were in this category.


Some software companies including Kronos, Inc. announced in March that a "Y2K hangover" was causing a slowdown in information technology purchases. This development contributed to a sharp decline in the Nasdaq (down over 40 percent between March 24th and May 26th). In the latter part of the second quarter, lower prices allowed Witter to add to holdings that had previously been reduced.


Following a decline of 12.2 percent (before load) in the second quarter, the Fund appreciated 8.6 percent (before load) in the third quarter. The results were positively affected by Impath Inc., which provides detailed diagnoses/prognoses of cancer tissue cells. The stock appreciated 75 percent during September. The fourth quarter was impacted by more reports of the economy slowing, rising energy prices, and an extremely close national election. The Fund declined


                      THE ENTERPRISE Group of Funds, Inc.
14

--------------------------------------------------------------------------------
              Enterprise Small Company Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


and, with the exception of MapInfo, the technology issues performed poorly in response to pre-announcements of lower than expected fourth quarter earnings by both large and small participants in this sector.


In general, during the year the Fund was negatively affected by economic developments and by a change in investors' confidence. The Fund benefited from maintaining substantial positions in a number of companies that were achieving well-above average revenues and earnings gains.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                       7/31/97         12/31/97         1998            1999         2000
Enterprise Small Company Growth Fund - A              $ 9,524.00      $ 9,183.00     $ 8,810.00      $13,058.00    $13,130.00
Russell 2000 Index*                                   $10,000.00      $10,610.00     $10,339.00      $12,537.00    $12,157.00
Lipper Small-Cap Growth Fund Index*                   $10,000.00      $10,078.00     $10,176.00      $16,400.00    $15,047.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Growth Fund - A   One Year    7/31/97-12/31/00

With Sales Charge                           -4.23%          8.29%
Without Sales Charge                         0.55%          9.84%
Russell 2000 Index*                         -3.03%          5.88%
Lipper Small-Cap Growth Fund Index*         -8.25%         12.68%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Growth Fund - B   One Year    7/31/97-12/31/00

With Sales Charge                           -4.51%          8.38%
Without Sales Charge                         0.10%          9.09%
Russell 2000 Index*                         -3.03%          5.88%
Lipper Small-Cap Growth Fund Index*         -8.25%         12.68%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Growth Fund - C   One Year    7/31/97-12/31/00

With Sales Charge                           -0.85%          9.19%
Without Sales Charge                         0.07%          9.19%
Russell 2000 Index*                         -3.03%          5.88%
Lipper Small-Cap Growth Fund Index*         -8.25%         12.68%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Growth Fund - Y   One Year    5 Year   5/31/91-12/31/00

Annualized Return                            1.12%     15.27%        19.57%
Russell 2000 Index*                         -3.03%     10.31%        12.62%
Lipper Small-Cap Growth Fund Index*         -8.25%     14.21%        15.13%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Small Company Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

Future Investment Strategy

Witter believes the economy will respond to additional rate reductions by the Fed and by the proposed fiscal policies of the new Administration. With that background, Witter believes that equities, in general, are reasonably valued. A number of small growth companies continue to have attractive price-to-earnings ("P/E") ratio to growth-rate relationships. Therefore, Witter plans to keep the Fund fully invested.


While subject to cyclical influences, Witter believes technology continues to be the best creator of growth. Within the sector, Witter will continue to look for companies such as Cabot Microelectronics Corporation. Demand for the company's slurries will grow regardless of macro conditions, as high performance semi-conductors become a larger part of the total market for "chips." Witter anticipates software developers, such as those specializing in education like Plato Learning, Inc., to have strong growth opportunities.


Witter plans to emphasize medical devices and testing services. The Fund owns successful holdings such as Varian Medical Systems, Inc., Impath, Inc., and Cytyc Corporation. Witter is interested in adding similar companies to the Fund.


Although Witter recently reduced the position in Key Production in anticipation of lower natural gas spot prices within two to three months, the need for developing more oil/gas properties is urgent. Consequently, Witter expects demand for energy services companies such as Smith International to expand at a 20 to 25 percent annual rate for the next three to four years. The Fund has taken an initial position in this company.


Witter believes beneficiaries of improved conditions of cyclical growth, such as specialized transportation companies, should also do well in 2001. Witter shall continue to look for investments in this sector.


There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

                                   [GRAPHIC]

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                      THE ENTERPRISE Group of Funds, Inc.
16

--------------------------------------------------------------------------------
                     Enterprise Small Company Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Domestic Common Stocks -- 92.13%
----------------------------------------------------------------------
Aerospace -- 4.72%
----------------------------------------------------------------------
AAR Corporation .........................  87,600        $ 1,105,950
Northrop Grumman Corporation ............  39,000          3,237,000
                                                         -----------
                                                           4,342,950
Airlines -- 4.88%
----------------------------------------------------------------------
Frontier Airlines Inc. (a) ..............  50,000          1,546,875
Skywest Inc. ............................ 102,200          2,938,250
                                                         -----------
                                                           4,485,125
Business Services -- 7.82%
----------------------------------------------------------------------
Charles River Associates Inc. (a) ....... 135,400          1,396,312
Labor Ready Inc. (a) ....................  72,750            240,984
Maximus Inc. (a) ........................  69,750          2,436,891
On Assignment Inc. (a) .................. 109,400          3,117,900
                                                         -----------
                                                           7,192,087
Computer Hardware -- 0.94%
----------------------------------------------------------------------
Overland Data Inc. (a) .................. 108,400            860,425
Computer Services -- 8.02%
----------------------------------------------------------------------
Integral Systems Inc. (a) ...............  82,600          1,156,400
MapInfo Corporation (a) ................. 131,700          6,222,825
                                                         -----------
                                                           7,379,225
Computer Software -- 5.39%
----------------------------------------------------------------------
Excelon Corporation (a) ................. 212,900            319,350
Exchange Applications Software (a) ...... 268,900            327,722
IntraNet Solutions Inc. (a) .............  46,400          2,366,400
Plato Learning Inc. (a) ................. 129,200          1,946,075
                                                         -----------
                                                           4,959,547
Consumer Services -- 0.56%
----------------------------------------------------------------------
Catalytica Energy Systems Inc. (a) ......  29,710            512,500
Electrical Equipment -- 7.79%
----------------------------------------------------------------------
C & D Technologies ......................  67,300          2,906,519
Electro Scientific Industries Inc (a) ...  57,800          1,618,400
Signal Technology Corporation (a) .......  66,500            665,000
Woodhead Industries ..................... 100,500          1,972,312
                                                         -----------
                                                           7,162,231
Electronics -- 8.27%
----------------------------------------------------------------------
Applied Science & Technology Inc. (a) ...  50,400            604,800
Cabot Microelectronics Corporation (a)     59,800          3,105,863
Cymer Inc. (a) ..........................  69,800          1,796,259
Nanometrics Inc. (a) ....................  32,800            453,050
Veeco Instruments Inc. (a) ..............  41,000          1,645,125
                                                         -----------
                                                           7,605,097
Food, Beverages & Tobacco -- 1.82%
----------------------------------------------------------------------
Delta & Pine Land Company ...............  80,000          1,675,000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount        Value
Manufacturing -- 6.04%
----------------------------------------------------------------------
AstroPower Inc. (a) .....................  78,800        $ 2,472,350
Flow International Corporation (a) ......  96,000          1,056,000
Meade Instruments Corporation (a) .......  89,400            586,688
Mueller Industries Inc. (a) .............  39,000          1,045,687
PRI Automation Inc. (a) .................  21,000            393,750
                                                         -----------
                                                           5,554,475
Medical Instruments -- 12.30%
----------------------------------------------------------------------
Advanced Neuromodulation
  Systems (a) ...........................  67,100          1,367,163
Candela Corporation (a) ................. 320,700          1,683,675
Cytyc Corporation (a) ...................  53,700          3,359,606
STAAR Surgical Company (a) ..............  84,500          1,061,531
Varian Medical Systems Inc. (a) .........  56,500          3,838,469
                                                         -----------
                                                          11,310,444
Medical Services -- 5.83%
----------------------------------------------------------------------
Impath Inc. (a) .........................  80,600          5,359,900
Oil Services -- 4.69%
----------------------------------------------------------------------
Devon Energy Corporation ................  32,300          1,969,331
Key Production Inc. (a) .................  69,800          2,342,662
                                                         -----------
                                                           4,311,993
Retail -- 0.79%
----------------------------------------------------------------------
Angelica Corporation ....................  77,300            724,688
Security & Investigation Services -- 1.31%
----------------------------------------------------------------------
Barringer Technologies Inc. (a) ......... 162,200          1,206,363
Technology -- 3.74%
----------------------------------------------------------------------
Aurora Bioscience Corporation (a) .......  65,100          2,046,581
Digital Lightwave Inc. (a) ..............     384             12,168
Trikon Technologies Inc. (a) ............ 138,100          1,381,000
                                                         -----------
                                                           3,439,749
Telecommunications -- 2.03%
----------------------------------------------------------------------
AVT Corporation (a) .....................  98,900            491,409
Globecomm Systems Inc. (a) .............. 186,200          1,373,225
                                                         -----------
                                                           1,864,634
Transportation -- 3.20%
----------------------------------------------------------------------
Atlas Air Inc. (a) ......................  90,200          2,942,775
Travel/Entertainment/Leisure -- 1.99%
----------------------------------------------------------------------
Polaris Industries Inc. .................  46,000          1,828,500
                                                         -----------
Total Domestic Common Stocks
(Identified cost $79,002,476).........................    84,717,708
----------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Small Company Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Foreign Common Stock -- 2.68%
--------------------------------------------------------------------------
Transportation -- 2.68%
--------------------------------------------------------------------------
Ryanair Holdings (ADR) (a) ..............     44,300       $  2,466,957
                                                           ------------
Total Foreign Common Stock
(Identified cost $1,119,831)...........................       2,466,957
--------------------------------------------------------------------------
Commercial Paper -- 2.82%
--------------------------------------------------------------------------
Nestle Capital Corporation
  6.37% due 01/02/01 .................... $2,593,000          2,592,541
                                                           ------------
Total Commercial Paper
(Identified cost $2,592,541)...........................       2,592,541
--------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
U.S. Treasury Bills -- 4.87%
--------------------------------------------------------------------------
United States Treasury Bill
  4.25% due 01/04/01 .................... $4,475,000       $  4,473,415
                                                           ------------
Total U.S. Treasury Bills
(Identified cost $4,473,415)...........................       4,473,415
--------------------------------------------------------------------------

Total Investments
(Identified cost $87,188,263)..........................    $ 94,250,621
Other Assets Less Liabilities -- (2.50)% ..............      (2,300,037)
                                                           ------------
Net Assets -- 100% ....................................    $ 91,950,584
--------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements




                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
18

--------------------------------------------------------------------------------
                      Enterprise Small Company Value Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Gabelli Asset Management Company
Rye, New York


Investment Management


Gabelli Asset Management Company ("Gabelli"), which manages approximately $22.6 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Fund on July 1, 1996.


Investment Objective


The objective of the Enterprise Small Company Value Fund is to seek maximum capital appreciation.


Investment Strategies


The Small Company Value Fund invests primarily in common stocks of small capitalization companies that the subadviser believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less that the "private market value" or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


2000 Performance Review


For 2000, the Enterprise Small Company Value Fund's Class A shares rose 6.52 percent (before load) versus -3.03 percent for the Russell 2000.


The decline in the benchmark index is symptomatic of the volatile environment in 2000. Earlier in the year, rapidly rising oil prices took $50 billion out of consumers' pockets worldwide. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. Finally, the U.S. Presidential election caused even more uncertainty for consumers. U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. In the final quarter, a number of companies began warning that fourth quarter results would fall short of estimates, and the market reacted on the downside.


Top performers in the Fund included several takeovers. Ingersoll Rand acquired Hussmann International, Danaher Corporation acquired Kollmorgen, Unicredito Italia bought Pioneer Group, and Gannett acquired Central Newspapers. Other deals in the Fund included Wynn's International, Bush Boake Allen, Chris-Craft Industries, Inc., BHC Communications, Inc., Celestial Seasonings, and General Cigar.


Most of the media and telecommunications holdings in the Fund were among the worst performers for the year. These included Granite Broadcasting Corporation, United GlobalCom, Inc., ValueVision International, Inc., Leap Wireless International, Inc., and AT&T Corporation-Liberty Media Group.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                    10/1/93          12/31/93           1994             1995             1996
Enterprise Small Company Value Fund - A             $9,524.00       $10,088.00       $10,122.00       $11,062.00      $12,310.00
Russell 2000 Index*                                $10,000.00       $10,263.00       $10,075.00       $12,941.00      $15,075.00
Lipper Small-Cap Value Fund Index*                 $10,000.00       $10,347.00       $10,274.00       $12,473.00      $14,995.00

                                                     1997              1998             1999             2000

Enterprise Small Company Value Fund - A            $17,757.00       $18,671.00       $21,682.00       $23,097.00
Russell 2000 Index*                                $18,447.00       $17,975.00       $21,797.00       $21,137.00
Lipper Small-Cap Value Fund Index*                 $19,315.00       $18,019.00       $18,359.00       $21,315.00


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Value Fund - A            One Year         Five Year      10/1/93-12/31/00
With Sales Charge                                   1.41%             14.74%            12.24%
Without Sales Charge                                6.52%             15.86%            13.00%
Russell 2000 Index*                                -3.03%             10.31%            10.87%
Lipper Small-Cap Value Fund Index*                 16.10%             11.31%            11.00%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Value Fund - B            One Year         Five Year       5/1/95-12/31/00
With Sales Charge                                   1.46%             14.99%            14.51%
Without Sales Charge                                6.00%             15.22%            14.61%
Russell 2000 Index*                                -3.03%             10.31%            12.62%
Lipper Small-Cap Value Fund Index*                 16.10%             11.31%            12.31%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Value Fund - C            One Year      5/1/97-12/31/00
With Sales Charge                                   5.08%             16.12%
Without Sales Charge                                6.00%             16.12%
Russell 2000 Index*                                -3.03%             11.16%
Lipper Small-Cap Value Fund Index*                 16.10%             10.12%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Small Company Value Fund - Y            One Year         Five Year      5/31/95-12/31/00
Annualized Return                                   6.95%             16.43%            15.66%
Russell 2000 Index*                                -3.03%             10.31%            12.48%
Lipper Small-Cap Value Fund Index*                 16.10%             11.31%            12.12%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Small-Cap Value Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Value fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Gabelli's longer-term forecast is for a broad-based market recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President-elect George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, Gabelli thinks some tax relief is on the horizon. The Fed, acknowledging that the risk of recession now outweighs that of inflation, recently reduced interest rates by
0.50 percent. Gabelli believes S&P 500 earnings growth will be a respectable 8 percent in 2001 and Russell 2000, or small cap stocks, will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward.


New full disclosure regulations should compel Wall Street to focus more on fundamentals. Investors concentrating on fundamentals should receive more support from Wall Street going forward. Gabelli believes its value-oriented, research-driven approach will benefit from this focus on fundamentals.


                      THE ENTERPRISE Group of Funds, Inc.
20

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Fund.




                                   [GRAPHIC]

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                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Small Company Value Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Domestic Common Stocks -- 92.00%
-----------------------------------------------------------------------
Advertising -- 0.64%
-----------------------------------------------------------------------
Ackerley Group Inc. ......................   200,000      $ 1,800,000
BOWLIN Outdoor Advertising &
  Travel Center Inc. (a) .................    60,000          405,000
                                                          -----------
                                                            2,205,000
Aerospace -- 6.30%
-----------------------------------------------------------------------
AAR Corporation ..........................    65,000          820,625
Ametek Inc. ..............................   145,000        3,760,937
Curtiss-Wright Corporation ...............    28,000        1,302,000
GenCorp Inc. .............................   385,000        3,705,625
Kaman Corporation (Class A) ..............   142,500        2,404,688
Lockheed Martin Corporation ..............    80,000        2,716,000
Moog Inc. (Class A) (a) ..................    30,000          870,000
Sequa Corporation (Class A) (a) ..........    30,000        1,091,250
Sequa Corporation (Class B) (a) ..........    30,000        1,672,500
SPS Technologies Inc. (a) ................    64,000        3,508,000
                                                          -----------
                                                           21,851,625
Apparel & Textiles -- 3.41%
-----------------------------------------------------------------------
Carlyle Industries Inc. (a) ..............   154,609           38,652
Shaw Industries Inc. .....................   600,000       11,362,500
Wolverine World Wide Inc. ................    28,300          431,575
                                                          -----------
                                                           11,832,727
Automotive -- 6.67%
-----------------------------------------------------------------------
A. O. Smith Corporation ..................    30,000          511,875
A. O. Smith Corporation (Class A) ........    11,000          178,750
ANC Rental Corporation ...................   130,000          455,000
AutoNation Inc. Delaware .................   120,000          720,000
Avis Group Holdings Inc. .................   100,000        3,256,250
Borg Warner Inc. .........................    77,000        3,080,000
Clarcor Inc. .............................    95,000        1,965,312
Cooper Tire + Rubber Company .............    25,000          265,625
Delco Remy International Inc. ............    20,000          172,500
Earl Scheib Inc. (a) .....................    85,000          207,188
Federal-Mogul Corporation ................   240,000          555,000
Lund International Holdings Inc. (a) .....    32,000           88,000
Midas Inc. ...............................   210,000        2,506,875
Modine Manufacturing Company .............   108,000        2,241,000
Navistar International Corporation (a)       100,000        2,618,750
Standard Motor Products Inc. .............   116,000          855,500
Superior Industries International Inc. ...    90,000        2,840,625
Tenneco Automotive Inc. ..................   200,000          600,000
                                                          -----------
                                                           23,118,250
Banking -- 0.16%
-----------------------------------------------------------------------
Crazy Woman Creek Bancorp Inc. (f) .......    50,000          556,250
Biotechnology -- 0.81%
-----------------------------------------------------------------------
Invitrogen Corporation (a) ...............    32,500        2,807,188
Broadcasting -- 8.08%
-----------------------------------------------------------------------
AT&T Corporation - Liberty Media
  Group Class A (Tracking Stock) (a) .....    70,000          949,375

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
BHC Communications Inc.
  (Class A) (a) ..........................    33,000      $ 4,265,250
Chris-Craft Industries Inc. (a) ..........    68,000        4,522,000
Fisher Companies Inc. ....................    33,000        1,815,000
Gemstar-TV Guide International,
  Inc. (a) ...............................    50,000        2,306,250
Granite Broadcasting Corporation (a) .....   205,000          205,000
Gray Communications Systems Inc. .........    67,000        1,059,438
Gray Communications Systems Inc.
  (Class B) ..............................    65,000          954,688
Key3Media Group, Inc. ....................    20,000          243,750
Paxson Communications
  Corporation (a) ........................   175,000        2,089,062
United Television Inc. ...................    56,500        6,554,000
UnitedGlobalCom Inc. (a) .................    90,000        1,226,250
Young Broadcasting Inc. (a) ..............    54,000        1,808,156
                                                          -----------
                                                           27,998,219
Building & Construction -- 0.70%
-----------------------------------------------------------------------
Core Materials Corporation (a) ...........   220,000          165,000
Huttig Building Products Inc. (a) ........   100,000          412,500
Newport News Shipbuilding Inc. ...........    15,000          780,000
Salem Communications
  Corporation (a) ........................    72,000        1,075,500
                                                          -----------
                                                            2,433,000
Business Services -- 0.83%
-----------------------------------------------------------------------
Nashua Corporation (a) ...................   130,000          577,200
National Processing Inc. (a) .............   135,000        2,295,000
                                                          -----------
                                                            2,872,200
Cable -- 2.82%
-----------------------------------------------------------------------
Cablevision Systems Corporation
  (Class A) (a) ..........................    66,000        5,605,875
Lamson & Sessions Company ................   126,000        1,323,000
Mercom Inc. (a) (d) (m) ..................   135,000        1,620,000
Rogers Communications Inc.
  (Class B) (a) ..........................    72,000        1,224,000
                                                          -----------
                                                            9,772,875
Chemicals -- 2.74%
-----------------------------------------------------------------------
Church & Dwight Company Inc. .............    20,000          445,000
Ferro Corporation ........................   105,000        2,415,000
Great Lakes Chemical Corporation .........    95,000        3,532,812
H. B. Fuller Company .....................    15,000          591,797
MacDermid Inc. ...........................    70,000        1,330,000
Omnova Solutions Inc. ....................   200,000        1,200,000
                                                          -----------
                                                            9,514,609
Communications -- 0.01%
-----------------------------------------------------------------------
Western Wireless Corporation (a) .........     1,000           39,188
Computer Hardware -- 0.00%
-----------------------------------------------------------------------
Cerion Technologies Inc. (a) (d) .........   120,000               --
Computer Software -- 0.05%
-----------------------------------------------------------------------
BARRA Inc. (a) ...........................     2,250          106,031
Global Sources Ltd. ......................     7,000           61,250
                                                          -----------
                                                              167,281

                      THE ENTERPRISE Group of Funds, Inc.
22

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Conglomerates -- 0.04%
-----------------------------------------------------------------------
Harbor Global Company Ltd ................     30,000     $   150,000
Consumer Durables -- 0.06%
-----------------------------------------------------------------------
Noel Group Liquidating Trust Units
  (a) (d) (g) (m) ........................     15,000           9,900
Noel Group Units (a) (d) (g) (m) .........     15,000              --
Oneida Ltd. ..............................     10,000         185,625
                                                          -----------
                                                              195,525
Consumer Products -- 0.37%
-----------------------------------------------------------------------
Department 56 Inc. (a) ...................     50,000         575,000
Martha Stewart Living Inc. (a) ...........      2,000          40,125
Mikasa Inc. ..............................     30,000         489,375
Scotts Company ...........................      5,000         184,688
                                                          -----------
                                                            1,289,188
Consumer Services -- 0.14%
-----------------------------------------------------------------------
Berlitz International Inc. (a) ...........     60,000         483,750
Loewen Group Inc. (ADR) (a) ..............    100,000           3,100
                                                          -----------
                                                              486,850
Containers/Packaging -- 0.75%
-----------------------------------------------------------------------
Crown Cork & Seal Inc. ...................     50,000         371,875
Pactiv Corporation .......................    180,000       2,227,500
                                                          -----------
                                                            2,599,375
Drugs & Medical Products -- 0.16%
-----------------------------------------------------------------------
Landauer Inc. ............................     30,000         547,500
Electrical Equipment -- 3.82%
-----------------------------------------------------------------------
Ampco-Pittsburgh Corporation .............     59,000         708,000
Baldor Electric Company ..................     74,000       1,563,250
Donaldson Company Inc. ...................     52,000       1,446,250
Oak Technology Inc. (a) ..................    137,000       1,190,187
Selas Corporation of America .............    130,000         455,000
SL Industries Inc. .......................    118,000       1,349,625
Thomas Industries Inc. ...................     50,000       1,162,500
UCAR International Inc. (a) ..............    195,000       1,901,250
Western Resources Inc. ...................    140,000       3,473,750
                                                          -----------
                                                           13,249,812
Energy -- 0.22%
-----------------------------------------------------------------------
Kaneb Services Inc. (a) ..................     90,000         528,750
Southern Union Company ...................      9,088         240,832
                                                          -----------
                                                              769,582
Entertainment & Leisure -- 2.21%
-----------------------------------------------------------------------
Bull Run Corporation (a) .................    150,000         257,812
Gaylord Entertainment Company (a) ........    160,000       3,340,000
Hearst-Argyle Television Inc. (a) ........     12,000         245,250
Jackpot Enterprises Inc. (a) .............    175,000         875,000
Sinclair Broadcast Group Inc. (a) ........    155,000       1,554,844
Six Flags Inc. ...........................     80,000       1,375,000
                                                          -----------
                                                            7,647,906

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Finance -- 1.94%
-----------------------------------------------------------------------
Advest Group Inc. ........................    25,000      $   889,063
BKF Capital Group Inc. ...................    70,000        1,277,500
Phoenix Investment Partners Ltd. .........   291,100        4,566,631
                                                          -----------
                                                            6,733,194
Food, Beverages & Tobacco -- 6.01%
-----------------------------------------------------------------------
Corn Products International Inc. .........   100,000        2,906,250
Farmer Brothers Company ..................     2,300          477,250
Ingles Markets Inc. (Class A) ............   105,000        1,056,562
J & J Snack Foods Corporation (a) ........   130,000        2,185,625
J. M. Smucker Company ....................    43,000        1,201,850
Ralcorp Holdings Inc. (a) ................   140,000        2,292,500
Robert Mondavi Corporation
  (Class A) (a) ..........................    34,000        1,840,250
Sensient Technologies Corporation ........    70,000        1,592,500
Triarc Companies, Inc. ...................    75,000        1,818,750
Vermont Pure Holdings, Ltd. ..............     5,000           10,313
Weis Markets Inc. ........................    32,000        1,226,000
Whitman Corporation (a) ..................   258,440        4,231,955
                                                          -----------
                                                           20,839,805
Hotels & Restaurants -- 1.69%
-----------------------------------------------------------------------
Advantica Restaurant Group Inc. (a) ......    20,000           12,500
Aztar Corporation (a) ....................   273,000        3,531,937
Boca Resorts Inc. (a) ....................   100,000        1,437,500
Extended Stay America Inc. (a) ...........    20,000          257,000
Lakes Gaming Inc. (a) ....................    55,000          515,625
Trump Hotels & Casino
  Resorts Inc. (a) .......................    60,000          116,250
                                                          -----------
                                                            5,870,812
Insurance -- 2.02%
-----------------------------------------------------------------------
Argonaut Group Inc. ......................   100,000        2,100,000
Liberty Corporation ......................   100,000        4,068,750
Midland Company ..........................    30,000          832,500
                                                          -----------
                                                            7,001,250
Machinery -- 5.24%
-----------------------------------------------------------------------
Baldwin Technology Company Inc.
  (Class A) (a) ..........................   200,000          300,000
Fairchild Corporation (Class A) (a) ......   160,000          880,000
Flowserve Corporation (a) ................   200,000        4,275,000
Franklin Electric Company Inc. ...........     5,500          376,750
Gardner Denver Inc. (a) ..................   110,000        2,343,000
Idex Corporation .........................    50,000        1,656,250
Katy Industries Inc. .....................   130,000          780,000
Nortek Inc. (a) ..........................    80,000        1,895,000
Paxar Corporation (a) ....................    70,000          713,125
Robbins + Myers Inc. .....................    36,000          868,500
Standex International Corporation ........    65,000        1,340,625
Tech/Ops Sevcon Inc. .....................    35,000          315,000
Tennant Company ..........................    12,000          576,000
United Dominion Industries Ltd. ..........    10,000          121,875
Watts Industries Inc. (Class A) ..........   125,000        1,734,375
                                                          -----------
                                                           18,175,500

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Manufacturing -- 6.95%
------------------------------------------------------------------------
Alltrista Corporation .....................   115,000      $ 1,552,500
Aviall Inc. (a) ...........................   220,000        1,113,750
Barnes Group Inc. .........................    88,000        1,749,000
Belden Inc. ...............................   100,000        2,537,500
BWAY Corporation (a) ......................    20,000           78,750
Crane Company .............................    75,000        2,132,812
Cuno Inc. (a) .............................    48,000        1,287,000
Danaher Corporation .......................    19,999        1,367,432
Fedders Corporation (Class A) .............    65,000          272,187
Gerber Scientific Inc. ....................   150,000        1,284,375
Graco Inc. ................................    22,000          910,250
Industrial Distribution Group Inc. (a) ....    50,000           96,875
Lindsay Manufacturing Company .............     8,000          181,000
MagneTek Inc. (a) .........................   100,000        1,300,000
Material Sciences Corporation (a) .........   118,500          910,969
Myers Industries Inc. .....................   240,000        3,480,000
Oil Dri Corporation of America ............    90,000          601,875
Park Ohio Holdings Corporation (a) ........   165,000          804,375
Rawlings Sporting Goods Company
  Inc. (a) ................................    50,000          254,688
Roper Industries, Inc. ....................    35,000        1,157,187
Strattec Security Corporation (a) .........    21,000          651,000
Teleflex Inc. .............................     8,000          353,500
                                                           -----------
                                                            24,077,025
Medical Instruments -- 0.12%
------------------------------------------------------------------------
Inamed Corporation ........................    20,000          408,750
Medical Services -- 0.44%
------------------------------------------------------------------------
CIRCOR International, Inc. ................   153,000        1,530,000
Metals & Mining -- 0.02%
------------------------------------------------------------------------
WHX Corporation (a) .......................    90,000           67,500
Misc. Financial Services -- 0.13%
------------------------------------------------------------------------
Data Broadcasting Corporation (a) .........   130,000          455,000
Neutraceuticals -- 0.31%
------------------------------------------------------------------------
Weider Nutrition International, Inc. ......   500,000        1,062,500
Oil Services -- 0.06%
------------------------------------------------------------------------
RPC Inc. ..................................    15,000          217,500
Paper Products -- 0.70%
------------------------------------------------------------------------
Greif Brothers Corporation (Class A) ......    85,000        2,422,500
Pharmaceuticals -- 3.03%
------------------------------------------------------------------------
Agribrands International Inc. (a) .........    25,000        1,337,500
Block Drug Company Inc. ...................    40,000        2,107,500
Carter-Wallace Inc. .......................   200,000        6,675,000
Twinlab Corporation (a) ...................   230,000          388,125
                                                           -----------
                                                            10,508,125
Printing & Publishing -- 5.62%
------------------------------------------------------------------------
A.H. Belo Corporation (Class A) ...........   130,000        2,080,000
Lee Enterprises Inc. ......................    80,000        2,385,000
McClatchy Company (Class A) ...............    55,000        2,344,375
Media General Inc. (Class A) ..............   140,000        5,096,000

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Penton Media Inc. .........................    94,000      $ 2,526,250
Pulitzer Inc. .............................    75,000        3,513,750
Thomas Nelson Inc. ........................   110,000          770,000
Topps Company Inc. (a) ....................    85,000          780,937
                                                           -----------
                                                            19,496,312
Property-Casualty Insurance -- 0.93%
------------------------------------------------------------------------
CNA Surety Corporation ....................   225,000        3,206,250
Publishing -- 0.37%
------------------------------------------------------------------------
Journal Register Company ..................    80,000        1,285,000
Real Estate -- 2.40%
------------------------------------------------------------------------
Catellus Development Corporation (a) ......   160,000        2,800,000
First Washington Reality Trust Inc. .......   155,000        4,000,937
Griffin Land & Nurseries Inc. (a) .........    44,000          506,000
Gyrodyne Company of America Inc. (a)           15,000          250,313
Meditrust Corporation (a) .................   300,000          768,750
                                                           -----------
                                                             8,326,000
Retail -- 0.72%
------------------------------------------------------------------------
Lillian Vernon Corporation ................   120,000          840,000
Neiman Marcus Group (Class B) (a) .........    47,000        1,556,875
Sports Authority Inc. (a) .................    60,000           71,250
ValueVision International Inc.
  (Class A) (a) ...........................     3,000           37,875
                                                           -----------
                                                             2,506,000
Security & Investigation Services -- 1.50%
------------------------------------------------------------------------
Rollins Inc. ..............................   255,000        5,115,938
Wackenhut Corporation (Class A) (a) .......     5,000           67,500
                                                           -----------
                                                             5,183,438
Technology -- 0.82%
------------------------------------------------------------------------
Thomas & Betts Corporation ................   175,000        2,832,813
Telecommunications -- 3.83%
------------------------------------------------------------------------
AirGate PCS, Inc. .........................    20,000          710,000
Atlantic Tele-Network, Inc. ...............    12,000          121,500
Citizens Communications Company (a)           250,000        3,281,250
Commonwealth Telephone Enterprises
  Inc. (a) ................................    40,000        1,400,000
Communications Systems Inc. ...............    78,000          687,375
Corecomm Ltd. (a) .........................    42,000          208,031
Liberty Satellite & Technology Inc. (a) ...    30,000           94,688
Panamsat Corporation ......................    22,000          763,125
Telephone and Data Systems Inc. ...........    62,000        5,580,000
Teligent Inc. (Class A) (a) ...............    56,000          108,500
Triton PCS Holdings, Inc. .................     5,000          169,687
Viatel Inc. (a) ...........................    40,000          148,750
                                                           -----------
                                                            13,272,906
Transportation -- 1.08%
------------------------------------------------------------------------
GATX Corporation ..........................    70,000        3,491,250
TransPro Inc. .............................   100,000          256,250
                                                           -----------
                                                             3,747,500

                      THE ENTERPRISE Group of Funds, Inc.
24

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Utilities -- 0.56%
-------------------------------------------------------------------------
AGL Resources Inc. .......................      55,000    $  1,213,438
Florida Public Utilities Company .........      16,200         259,200
Southwest Gas Corporation ................      22,000         481,250
                                                          ------------
                                                             1,953,888
Waste Management -- 1.19%
-------------------------------------------------------------------------
Allied Waste Industries Inc. (a) .........     200,000       2,912,500
EnviroSource, Inc. (a) ...................     110,000           8,800
Republic Services Inc. ...................      70,000       1,203,125
                                                          ------------
                                                             4,124,425
Wireless Communications -- 3.33%
-------------------------------------------------------------------------
Allen Telecom Inc. (a) ...................     190,000       3,408,125
Centennial Communications
  Corporation ............................      35,000         656,250
Leap Wireless International Inc. (a) .....      40,000       1,000,000
Nextel Communications Inc.
  (Class A) (a) ..........................       3,000          74,250
Price Communications Corporation (a)           140,000       2,353,750
TeleCorp PCS, Inc. .......................      19,120         427,810
United States Cellular Corporation (a) ...      60,000       3,615,000
                                                          ------------
                                                            11,535,185
                                                          ------------
Total Domestic Common Stocks
(Identified cost $324,400,718)........................     318,943,328
-------------------------------------------------------------------------
Foreign Common Stocks -- 1.25%
-------------------------------------------------------------------------
Business Services -- 0.22%
-------------------------------------------------------------------------
Professional Staff (ADR) (a) .............     140,000         770,000
Hotels & Restaurants -- 0.56%
-------------------------------------------------------------------------
Sun International Hotels Ltd. (a) ........      81,214       1,928,832
Metals & Mining -- 0.10%
-------------------------------------------------------------------------
TVX Gold Inc. ............................     220,000         360,800

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Telecommunications -- 0.00%
-------------------------------------------------------------------------
GST Telecommunications Inc. (a) ..........      45,000    $        248
Wireless Communications -- 0.37%
-------------------------------------------------------------------------
Rogers Wireless Communications
  (Class B) (a) ..........................      72,000       1,273,500
                                                          ------------
Total Foreign Common Stocks
(Identified cost $5,244,062)............................     4,333,380
-------------------------------------------------------------------------

U.S. Treasury Bills -- 4.21%
-------------------------------------------------------------------------
6.035% due 01/04/01 ...................... $2,925,000        2,923,529
6.195% due 02/08/01 ......................  1,538,000        1,527,943
5.855% due 03/01/01 ......................  5,062,000        5,013,426
5.72% due 03/29/01 .......................  5,194,000        5,122,202
                                                          ------------
Total U.S. Treasury Bills
(Identified cost $14,587,100)...........................    14,587,100
-------------------------------------------------------------------------
Repurchase Agreement -- 2.78%
-------------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 6.00% due
  01/02/01, Maturity Value
  $9,640,423
  Collateral: U.S. Treasury Bond
  $8,285,000, 6.75% due 08/15/26
  Value $10,038,868 ......................  9,634,000        9,634,000
                                                          ------------
Total Repurchase Agreement
(Identified cost $9,634,000)............................     9,634,000
-------------------------------------------------------------------------

Total Investments
(Identified cost $353,865,880)..........................
                                                          $347,497,808
Other Assets Less Liabilities -- (0.24)% ...............      (840,371)
                                                          ------------

Net Assets -- 100% .....................................  $346,657,437
-------------------------------------------------------------------------

(ADR)  American Depository Receipt.
(a)    Non-income producing security.
(d)    Security is fair valued at December 31, 2000.
(f) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investment in this affiliated company as of December 31, 2000 was $556,250.
(g)    Restricted securities as of December 31, 2000 were as follows:


                                                                                               Aggregate
                                          Date of     Number of               Fair Value  -------------------  Percent of
Description                             Acquisition     Units     Unit Cost    per Unit      Cost     Value    Net Assets
-------------------------------------- ------------- ----------- ----------- ------------ --------- --------- -----------
Noel Group Units .....................  04/13/1999     15,000      $ 0.49       $   --     $ 7,320       --       0.00%
Noel Group Liquidating Trust Units ...  10/08/1998     15,000      $ 0.81       $ 0.66      12,187   $9,900       0.00%

(m)    Illiquid Security.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Capital Appreciation Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Marsico Capital Management, LLC
Denver, Colorado


Investment Management


Marsico Capital Management, LLC ("Marsico"), which manages approximately $15 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Enterprise Capital Appreciation Fund on November 1, 1999.


Investment Objective


The objective of the Enterprise Capital Appreciation Fund is to seek maximum capital appreciation.


Investment Strategies


The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.


Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.


2000 Performance Review


Several sectors detracted from performance in 2000. Overall, technology-related positions -- in a sharp reversal from 1999 -- detracted from the Fund's performance in 2000. Some areas, such as data storage, optics, and hardware, actually performed quite well for the entire year even though very few technology companies avoided the downdrafts that occurred in March-May period and fourth quarter. Telecommunications, semiconductors, networking, and "B2B" companies were hard hit throughout the year. Retail stocks, similar to technology, struggled in 2000 after a strong 1999. The Fund was under-weighted in health care-related companies during much of 2000, detracting from investment results. Cable, media, and entertainment positions did not add value for the Fund.


Despite the Fund's negative return for the year, there were some positive contributors to its investment results. Certain technology stocks, as mentioned above, were strong performers. Positions in health care stocks produced solid returns, as did aerospace/defense and consumer-related positions, particularly beverage companies. Financial services holdings were very strong performers in the third quarter, traded down sharply in October-November, and rallied in December. The performance of retail holdings oscillated throughout the year as a group, but finished the year on a modest "uptick." Finally, a substantially reduced technology weighting contributed very positively to the Fund's results in December, which enabled it to make up quite a bit of ground on both an absolute and relative basis.


                      THE ENTERPRISE Group of Funds, Inc.
26

--------------------------------------------------------------------------------
              Enterprise Capital Appreciation Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                       12/31/90         1991           1992           1993          1994
    Enterprise Capital Appreciation Fund - A          $ 9,526.00      $15,150.00    $16,033.00     $16,948.00     $16,361.00
    S & P 500/Barra Growth Index*                     $10,000.00      $13,837.00    $14,539.00     $14,783.00     $15,245.00
    Lipper Large-Cap Growth Fund Index*               $10,000.00      $13,734.00    $14,680.00     $16,245.00     $16,111.00

                                                        1995            1996           1997           1998          1999
   Enterprise Capital Appreciation Fund - A           $20,567.00     $23,965.00     $28,823.00     $37,513.00     $52,289.00
   S & P 500/Barra Growth Index*                      $21,058.00     $26,107.00     $35,647.00     $50,673.00     $64,984.00
   Lipper Large-Cap Growth Fund Index*                $21,737.00     $26,206.00     $33,436.00     $45,631.00     $61,519.00

                                                         2000
   Enterprise Capital Appreciation Fund - A           $44,870.00
   S & P 500/Barra Growth Index*                      $50,636.00
   Lipper Large-Cap Growth Fund Index*                $49,413.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Capital Appreciation Fund - A                One Year         Five Year          Ten Year
    With Sales Charge                                       -18.26%            15.76%            16.20%
    Without Sales Charge                                    -14.19%            16.88%            16.76%
    S & P 500/Barra Growth Index*                           -22.08%            19.18%            17.61%
    Lipper Large-Cap Growth Fund Index*                     -19.68%            17.85%            17.32%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Capital Appreciation Fund - B                One Year         Five Year       5/1/95-12/31/00
    With Sales Charge                                       -18.27%            16.02%            17.67%
    Without Sales Charge                                    -14.65%            16.24%            17.75%
    S & P 500/Barra Growth Index*                           -22.08%            19.18%            21.00%
    Lipper Large-Cap Growth Fund Index*                     -19.68%            17.85%            19.78%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Capital Appreciation Fund - C                One Year      5/1/97-12/31/00
    With Sales Charge                                       -15.30%            18.74%
    Without Sales Charge                                    -14.57%            18.74%
    S & P 500/Barra Growth Index*                           -22.08%            16.15%
    Lipper Large-Cap Growth Fund Index*                     -19.68%            17.32%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Capital Appreciation Fund - Y                One Year      5/31/98-12/31/00
    Annualized Return                                       -13.77%            14.51%
    S & P 500/Barra Growth Index*                           -22.08%             8.55%
    Lipper Large-Cap Growth Fund Index*                     -19.68%            10.57%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500/BARRA Growth Index is an unmanaged capitalization weighted index compromised of stocks of the S&P 500 with high price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Growth Fund Index as the narrow-based comparison to the Fund as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $7,419 compared to a decrease of $12,106 and an decrease of $7,363 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Growth Fund Index, respectively. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

The overall complexion of the Fund's holdings has changed markedly over the past year, highlighted by the considerable reduction in technology-related positions. Part of the rationale for reducing the Fund's technology weighting was based on an analysis of various macroeconomic factors. Marsico believes the U.S. economy has shifted decidedly to a slower-growth mode. Marsico expects that capital spending for technology will decelerate, which may create a dual effect of reduced growth rates for individual companies and slower overall economic activity. The latter is due to the fact that technology now comprises a significantly greater proportion of U.S. GDP than it has in the past.


As the technology weighting in the Fund has been reduced, assets have been shifted to a variety of sectors and industries that Marsico believes are attractively valued offer the potential for solid earnings and revenue gains as U.S. economic growth decelerates. More specifically, Marsico has been focusing its research on companies that have the ability to produce relatively predictable earnings growth and generate free cash flow in a slower-growth economic environment. These include "core growth" holdings in sectors such as financial services, retail, and consumer-related. The Fund also has a somewhat greater commitment to companies in the "life cycle change" category. This term refers to companies



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Capital Appreciation Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


that typically are trading at relatively low valuations but, in Marsico's view, are experiencing a positive fundamental business catalyst -- such as an acquisition, improved productivity, new product, new management team, accelerated market share, or regulatory change -- that creates potential for improved future earnings growth. Examples of these types of investments for the Fund would include Boeing and General Dynamics. Marsico continues to have an overall positive long-term investment outlook. While the Fund is postured differently in terms of its sector emphasis, it remains substantially invested in equities. Marsico continues to generate a high volume of new investment ideas.


In Marsico's view, there are a number of long-term fundamental macroeconomic underpinnings -- highlighted by lower interest rates, constrained inflation, budget surpluses, productivity gains, more efficient communications -- that are durable and should provide a healthy overall backdrop for future equity returns. Marsico has a great deal of confidence in the Fed's management of interest rate policy; the Fed's 0.50 percent rate cut, its first in two years, on January 3rd sent a very strong signal that the Fed is highly sensitive to the possible ramifications of reduced U.S. economic growth. While U.S. GDP growth has unquestionably slowed from its remarkably robust levels of a year ago, Marsico does not believe there is a high risk of recession occurring. Further, Marsico thinks the recent rate cut by the Fed may be the first step in moving towards a more favorable interest rate environment. Oil prices appear to have stabilized and Marsico believes that other factors, such as continued strong year-over-year productivity gains, lower unit labor costs; price declines in a variety of commodities such as lumber, copper, aluminum; inability of corporations to make price increases "stick;" higher unemployment claims, suggest that inflation will remain constrained. Budget surpluses at the Federal and State levels continue to generally "surprise" on the upside.


Throughout the latter stages of 2000, Marsico repositioned the Fund in anticipation of a change in the Fed's interest rate policy. That is why Marsico selectively increased allocations to sectors such as retail, financial services, and consumer-related. Marsico believes these types of companies trade at valuations that are reasonable in the context of expected earnings growth rates, offer compelling growth potential, and may benefit from a lower interest rate environment.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                                   [GRAPHIC]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
28

--------------------------------------------------------------------------------
                     Enterprise Capital Appreciation Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount         Value
Domestic Common Stocks -- 89.33%
---------------------------------------------------------------------
Advertising -- 0.57%
---------------------------------------------------------------------
Omnicom Group Inc. ....................     19,053     $  1,579,017
Aerospace -- 8.34%
---------------------------------------------------------------------
Boeing Company ........................    192,718       12,719,388
General Dynamics Corporation ..........    131,443       10,252,554
                                                       ------------
                                                         22,971,942
Biotechnology -- 4.49%
---------------------------------------------------------------------
Genentech Inc. (a) ....................    151,716       12,364,854
Broadcasting -- 1.59%
---------------------------------------------------------------------
Clear Channel Communications Inc.
  (a) .................................     90,604        4,388,631
Business Services -- 3.25%
---------------------------------------------------------------------
Automatic Data Processing Inc. ........    141,554        8,962,138
Cable -- 2.26%
---------------------------------------------------------------------
Comcast Corporation ...................    149,132        6,226,261
Computer Hardware -- 2.23%
---------------------------------------------------------------------
EMC Corporation (a) ...................     92,303        6,138,150
Computer Software -- 2.75%
---------------------------------------------------------------------
Adobe Systems Inc. ....................    129,948        7,561,349
Consumer Products -- 0.39%
---------------------------------------------------------------------
Nike, Inc. (Class B) ..................     19,465        1,086,390
Electrical Equipment -- 4.14%
---------------------------------------------------------------------
General Electric Company ..............    237,818       11,400,400
Energy -- 1.17%
---------------------------------------------------------------------
Calpine Corporation (a) ...............     38,320        1,726,795
Southern Energy Inc. (a) ..............     52,601        1,489,266
                                                       ------------
                                                          3,216,061
Finance -- 13.33%
---------------------------------------------------------------------
Goldman Sachs Group Inc. ..............     86,127        9,210,206
Lehman Brothers Holdings Inc. .........     60,255        4,074,745
Merrill Lynch & Company Inc. ..........    213,350       14,547,803
Morgan Stanley Dean Witter &
  Company .............................    111,893        8,867,520
                                                       ------------
                                                         36,700,274
Food, Beverages & Tobacco -- 6.29%
---------------------------------------------------------------------
Adolph Coors Company ..................     36,295        2,914,942
Anheuser-Busch Companies, Inc. ........    209,954        9,552,907
Coca-Cola Enterprises, Inc. ...........     70,317        1,336,023
Pepsi Bottling Group, Inc. ............     87,951        3,512,543
                                                       ------------
                                                         17,316,415
Manufacturing -- 2.51%
---------------------------------------------------------------------
Corning Inc. ..........................    130,680        6,901,538

                                            Number
                                          of Shares
                                         or Principal
                                            Amount         Value
Medical Instruments -- 2.14%
---------------------------------------------------------------------
Guidant Corporation ...................    109,034     $  5,881,021
Misc. Financial Services -- 5.42%
---------------------------------------------------------------------
American Express Company ..............     61,369        3,371,459
Citigroup Inc. ........................    226,425       11,561,827
                                                       ------------
                                                         14,933,286
Pharmaceuticals -- 8.51%
---------------------------------------------------------------------
Baxter International Inc. .............     17,286        1,526,570
Merck & Company Inc. ..................     92,253        8,637,187
Pfizer Inc. ...........................    201,611        9,274,106
Priority Healthcare Corporation
  (Class B) (a) .......................     97,648        3,985,259
                                                       ------------
                                                         23,423,122
Publishing -- 0.26%
---------------------------------------------------------------------
New York Times Company ................     17,942          718,801
Real Estate -- 0.23%
---------------------------------------------------------------------
Equity Office Properties Trust ........     19,611          639,809
Retail -- 15.05%
---------------------------------------------------------------------
Costco Wholesale Corporation (a) ......    255,050       10,186,059
Home Depot Inc. .......................    307,457       14,046,942
Safeway Inc. (a) ......................     45,783        2,861,437
Tiffany & Company .....................    201,337        6,367,283
Wal-Mart Stores Inc. ..................    150,029        7,970,291
                                                       ------------
                                                         41,432,012
Semiconductors -- 0.29%
---------------------------------------------------------------------
Applied Materials Inc. (a) ............     21,003          802,052
Transportation -- 4.12%
---------------------------------------------------------------------
FedEx Corporation (a) .................     57,797        2,309,568
Southwest Airlines Company ............    240,637        8,068,559
Union Pacific Corporation .............     19,264          977,648
                                                       ------------
                                                         11,355,775
                                                       ------------
Total Domestic Common Stocks
(Identified cost $228,083,550).......................   245,999,298
---------------------------------------------------------------------

Foreign Common Stocks -- 6.52%
---------------------------------------------------------------------
Crude & Petroleum -- 0.87%
---------------------------------------------------------------------
BP Amoco (ADR) ........................     49,820        2,385,133
Hotels & Restaurants -- 2.93%
---------------------------------------------------------------------
Four Seasons Hotels Inc. (ADR) ........    126,924        8,075,539
Wireless Communications -- 2.72%
---------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .....    171,946        7,479,651
                                                       ------------
Total Foreign Common Stocks
(Identified cost $16,935,732)........................    17,940,323
---------------------------------------------------------------------


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise Capital Appreciation Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
U. S. Government Agency Obligations -- 4.90%
--------------------------------------------------------------------------
Federal Home Loan Bank Discount
  Note, 4.75% due 01/02/01 .................  $13,500,000   $13,498,219
                                                            -----------
Total U. S. Government
Agency Obligations
(Identified cost $13,498,219)...........................     13,498,219
--------------------------------------------------------------------------

                                               Value
Total Investments
(Identified cost $258,517,501).........    $277,437,840
Other Assets Less Liabilities -- (0.75)%     (2,068,349)
                                           ------------
Net Assets -- 100% ....................    $275,369,491
--------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.




                                   [GRAPHIC]

                            www.enterprisefunds.com

                      THE ENTERPRISE Group of Funds, Inc.
30

--------------------------------------------------------------------------------
                            Enterprise Equity Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


TCW Investment Management Company
Los Angeles, California


Investment Management

TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Fund on November 1, 1999. TCW Group, Inc. manages approximately $85 billion for institutional clients and its normal investment minimum is $100 million.


Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.


Investment Strategies

Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g. technology, production and distribution), TCW also considers the financial quality of the company. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.


2000 Performance Review

During 2000, higher energy prices and interest rates made it difficult for the economy to grow and for some companies to show substantial earnings gains. As the economy slowed, investors' expectations and perceptions about valuation changed rather dramatically. This was particularly true in the technology sector as the tech-heavy Nasdaq experienced the greatest decline in its 29-year history. TCW has always been cautious on valuation and careful to watch for indications of change within the economy and companies specifically. Nevertheless, the Fund has maintained a significant exposure to technology and diversified into many other areas as well.



                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Equity Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                5/1/97           12/31/97            1998               1999             2000
Enterprise Equity Fund - A                    $ 9,524.00        $11,552.00        $12,635.00         $14,802.00       $14,089.00
S & P 500 Index*                              $10,000.00        $12,256.00        $15,758.00         $19,072.00       $17,335.00
Lipper Large-Cap Growth Fund Index*           $10,000.00        $12,163.00        $16,600.00         $22,379.00       $17,975.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Fund - A                 One Year      5/1/97-12/31/00

With Sales Charge                           -9.32%             9.80%
Without Sales Charge                        -4.82%            11.27%
S & P 500 Index*                            -9.11%            16.17%
Lipper Large-Cap Growth Fund Index*        -19.68%            17.32%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Fund - B                One Year      5/1/97-12/31/00

With Sales Charge                          -9.97%            10.03%
Without Sales Charge                       -5.30%            10.66%
S & P 500 Index*                           -9.11%            16.17%
Lipper Large-Cap Growth Fund Index*       -19.68%            17.32%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Fund - C                One Year      5/1/97-12/31/00

With Sales Charge                          -6.23%            10.68%
Without Sales Charge                       -5.30%            10.68%
S & P 500 Index*                           -9.11%            16.17%
Lipper Large-Cap Growth Fund Index*       -19.68%            17.32%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Fund - Y                One Year      10/31/98-12/31/00

Annualized Return                          -4.26%             7.28%
S & P 500 Index*                           -9.11%            10.19%
Lipper Large-Cap Growth Fund Index*       -19.68%            12.23%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index replaces the Lipper Multi-Cap Value Fund Index as the narrow-based comparison to the Fund as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $713 compared to a decrease of $4,404 and an increase of $1,321 in the Lipper Large-Cap Growth Fund Index and the Lipper Multi-Cap Value Fund Index, respectively. The Lipper Large-Cap Growth Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Valuations appear to be reasonable as compared to long-term earnings growth. Companies may use this period to take charge-offs setting up easier earnings comparisons for the future. Interest rates have come down. Energy prices are easing. The dollar could weaken from here. While it may not happen over night, the Federal Government is in good position to stimulate the economy either through fiscal or monetary means. With improved valuations, easier earnings comparisons enabling potential upside surprises, potentially lower interest rates, and continued positive structural forces for inflation, TCW sees a positive backdrop for equities. Will there be some bumps in the road? Undoubtedly yes. As the economy slows, there will be difficult earnings comparisons and potential bad news.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
32

--------------------------------------------------------------------------------
                            Enterprise Equity Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Common Stocks -- 93.90%
-----------------------------------------------------------------------
Biotechnology -- 7.96%
-----------------------------------------------------------------------
Amgen Inc. (a) .........................      92,800    $  5,933,400
Genentech Inc. (a) .....................      66,300       5,403,450
                                                        ------------
                                                          11,336,850
Business Services -- 3.79%
-----------------------------------------------------------------------
Paychex Inc. ...........................     110,850       5,390,081
Communications -- 3.36%
-----------------------------------------------------------------------
JDS Uniphase Corporation (a) ...........     114,700       4,781,556
Computer Hardware -- 5.49%
-----------------------------------------------------------------------
Cisco Systems Inc. (a) .................     103,100       3,943,575
Dell Computer Corporation (a) ..........     222,400       3,878,100
                                                        ------------
                                                           7,821,675
Computer Services -- 3.87%
-----------------------------------------------------------------------
Pixar Inc. (a) .........................      72,400       2,172,000
Yahoo! Inc. (a) ........................     110,600       3,337,009
                                                        ------------
                                                           5,509,009
Computer Software -- 7.63%
-----------------------------------------------------------------------
Microsoft Corporation (a) ..............      65,800       2,854,075
Siebel Systems Inc. (a) ................     118,400       8,006,800
                                                        ------------
                                                          10,860,875
Electrical Equipment -- 1.82%
-----------------------------------------------------------------------
General Electric Company ...............      53,900       2,583,831
Finance -- 8.50%
-----------------------------------------------------------------------
Providian Financial Corporation ........      90,800       5,221,000
Stilwell Financial Inc. ................     174,300       6,873,956
                                                        ------------
                                                          12,094,956
Insurance -- 8.10%
-----------------------------------------------------------------------
Progressive Corporation (Ohio) .........     111,200      11,523,100
Medical Services -- 4.76%
-----------------------------------------------------------------------
Biogen Inc. (a) ........................     112,800       6,775,050
Misc. Financial Services -- 3.70%
-----------------------------------------------------------------------
The Charles Schwab Corporation .........     185,600       5,266,400
Multi-Line Insurance -- 3.71%
-----------------------------------------------------------------------
American International Group Inc. ......      53,650       5,287,878
Pharmaceuticals -- 3.77%
-----------------------------------------------------------------------
Pfizer Inc. ............................     116,650       5,365,900
Retail -- 9.14%
-----------------------------------------------------------------------
Costco Wholesale Corporation (a) .......      40,700       1,625,457
Home Depot Inc. ........................     131,350       6,001,053
Wal-Mart Stores Inc. ...................     101,400       5,386,875
                                                        ------------
                                                          13,013,385

                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Semiconductors -- 11.54%
-----------------------------------------------------------------------
Applied Materials Inc. (a) .............      67,700    $  2,585,294
Intel Corporation ......................     102,500       3,081,406
Maxim Integrated Products Inc. (a) .....     111,400       5,326,313
Xilinx Inc. (a) ........................     117,700       5,428,912
                                                        ------------
                                                          16,421,925
Technology -- 2.70%
-----------------------------------------------------------------------
Network Appliance Inc. (a) .............      59,900       3,844,831
Telecommunications -- 1.93%
-----------------------------------------------------------------------
QUALCOMM Inc. (a) ......................      33,400       2,745,063
Transportation -- 2.13%
-----------------------------------------------------------------------
Southwest Airlines Company .............      90,500       3,034,465
                                                        ------------
Total Common Stocks
(Identified cost $154,586,717)........................   133,656,830
-----------------------------------------------------------------------

Commercial Paper -- 3.91%
-----------------------------------------------------------------------
Bankamerica Corporation 6.55% due
  01/11/01 ............................. $1,900,000        1,896,543
Ciesco LP 6.55% due 01/09/01 ...........  1,172,000        1,170,294
Ford Motor Credit Company 6.54%
  due 01/04/01 .........................  2,500,000        2,498,638
                                                        ------------
Total Commercial Paper
(Identified cost $5,565,475)..........................     5,565,475
-----------------------------------------------------------------------
Repurchase Agreement -- 1.57%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $2,228,485
  Collateral: U.S. Treasury Note
  $2,240,000, 6.25% due 10/31/01
  Value $2,297,645 .....................  2,227,000        2,227,000
                                                        ------------
Total Repurchase Agreement
(Identified cost $2,227,000)..........................     2,227,000
-----------------------------------------------------------------------

Total Investments
(Identified cost $162,379,192)........................  $141,449,305
Other Assets Less Liabilities -- 0.62% ...............
                                                             886,803
                                                        ------------
Net Assets -- 100% ...................................  $142,336,108
-----------------------------------------------------------------------

(a)    Non-income producing security.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Large-Cap Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Large-Cap Fund is long-term capital appreciation.


Investment Strategies


The Large-Cap Fund primarily invests in companies with large market capitalizations. Large-sized companies are those with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index, as measured at the time of purchase by the Fund. Normally, the Fund invests at least 65% of its total assets in large capitalization equity securities.


The Fund Manager focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the Fund Manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Fund Manager considers whether to sell a particular security when any of these factors materially change.


The Fund Manager expects a high portfolio turnover rate of 200% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


2000 Performance Review


The Fund commenced operations on October 31, 2000.

Stock selection in the technology sector negatively impacted performance versus the benchmark, as did an under-weight the health care industry, one of the market's best-performing sectors in 2000. Stock selection in the financial services sector and an over-weight in energy and utility names, areas that posted relatively strong results, made a positive contribution to performance this period


Top-performing positions during 2000 included Genentech, Inc., QUALCOMM, Inc., Applied Micro Circuits Corporation, and Pfizer, Inc. Financial services companies such as Freddie Mac, American Express Company, and Citigroup, Inc. were also among the Fund's strongest performers, as was American International Group, Inc. ("AIG"). AIG, a global insurance and financial services leader, is capitalizing on its strong brand name, broad distribution capabilities and innovative product line. The company is also benefiting from an entrepreneurial culture fostered by inside ownership, totaling approximately 25 percent.


As of December 31, the Fund's largest over-weight positions versus the Russell 1000 Growth Index were in the financial services, utilities and insurance services sectors, where on a stock-by-stock basis Nicholas-Applegate identified the best growth opportunities. The largest under-weight positions were in the health care, retail and producers/manufacturing sectors. The Fund was modestly under-weight technology stocks versus the Russell 1000 Growth Index at year-end.


                      THE ENTERPRISE Group of Funds, Inc.
34

--------------------------------------------------------------------------------
                   Enterprise Large-Cap Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                   10/31/00          12/31/00

Enterprise Large-Cap Fund -A                       $9,524.00        $7,800.00
S&P 500 Index*                                    $10,000.00        $9,257.00
Lipper Large-Cap Growth Fund Index*               $10,000.00        $8,605.00



                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Large-Cap Fund - A                                10/31/00-12/31/00

With Sales Charge                                                 -22.00%
Without Sales Charge                                              -18.10%
S&P 500 Index*                                                     -7.43%
Lipper Large-Cap Growth Fund Index*                               -13.95%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Large-Cap Fund - B                                10/31/00-12/31/00

With Sales Charge                                                 -22.29%
Without Sales Charge                                              -18.20%
S&P 500 Index*                                                     -7.43%
Lipper Large-Cap Growth Fund Index*                               -13.95%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Large-Cap Fund - C                                10/31/00-12/31/00

With Sales Charge                                                 -19.02%
Without Sales Charge                                              -18.20%
S&P 500 Index*                                                     -7.43%
Lipper Large-Cap Growth Fund Index*                               -13.95%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Large-Cap Fund - Y                                10/31/00-12/31/00

Cumulative Return                                                 -18.00%
S&P 500 Index*                                                     -7.43%
Lipper Large-Cap Growth Fund Index*                               -13.95%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Growth Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth fund category, which consists of funds that normally invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in a major unmanaged stock index. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


As the Fund invests in thirty to forty stocks, it may be subject to greater volatility than a more diversified fund.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Large-Cap Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Domestic Common Stocks -- 84.10%
------------------------------------------------------------------------
Biotechnology -- 3.88%
------------------------------------------------------------------------
Genentech Inc. (a) ........................       6,100    $   497,150
Business Services -- 0.50%
------------------------------------------------------------------------
Ariba Inc. (a) ............................       1,200         64,350
Computer Hardware -- 6.02%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ....................       9,400        359,550
EMC Corporation (a) .......................       6,200        412,300
                                                           -----------
                                                               771,850
Computer Services -- 6.43%
------------------------------------------------------------------------
Juniper Networks Inc. (a) .................       3,700        466,431
Sun Microsystems Inc. (a) .................       3,800        105,925
VeriSign Inc. (a) .........................       3,400        252,238
                                                           -----------
                                                               824,594
Computer Software -- 5.58%
------------------------------------------------------------------------
Siebel Systems Inc. (a) ...................       5,400        365,175
Veritas Software Corporation (a) ..........       4,000        350,000
                                                           -----------
                                                               715,175
Electrical Equipment -- 4.00%
------------------------------------------------------------------------
General Electric Company ..................      10,700        512,931
Energy -- 7.44%
------------------------------------------------------------------------
AES Corporation (a) .......................       7,600        420,850
Enron Corporation .........................       6,400        532,000
                                                           -----------
                                                               952,850
Entertainment & Leisure -- 6.26%
------------------------------------------------------------------------
MGM Mirage Inc. ...........................      14,800        417,175
Viacom Inc. (a) ...........................       8,200        385,400
                                                           -----------
                                                               802,575
Manufacturing -- 2.56%
------------------------------------------------------------------------
Corning Inc. ..............................       6,200        327,438
Misc. Financial Services -- 10.74%
------------------------------------------------------------------------
American Express Company ..................       8,000        439,500
Citigroup Inc. ............................      10,400        531,050
Freddie Mac ...............................       5,900        406,362
                                                           -----------
                                                             1,376,912
Multi-Line Insurance -- 3.77%
------------------------------------------------------------------------
American International Group Inc. .........       4,900        482,956
Oil Services -- 4.34%
------------------------------------------------------------------------
Apache Corporation ........................       4,700        329,294
Weatherford International Inc. (a) ........       4,800        226,800
                                                           -----------
                                                               556,094
Pharmaceuticals -- 7.01%
------------------------------------------------------------------------
Merck & Company Inc. ......................       3,700        346,413
Pfizer Inc. ...............................      12,000        552,000
                                                           -----------
                                                               898,413

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Technology -- 3.06%
------------------------------------------------------------------------
Network Appliance Inc. (a) ................       6,100    $   391,544
Telecommunications -- 10.28%
------------------------------------------------------------------------
CIENA Corporation (a) .....................       5,500        446,875
QUALCOMM Inc. (a) .........................       5,400        443,812
Qwest Communications International
  Inc. (a) ................................      10,400        426,400
                                                           -----------
                                                             1,317,087
Wireless Communications -- 2.23%
------------------------------------------------------------------------
Palm Inc. (a) .............................      10,100        285,956
                                                           -----------
Total Domestic Common Stocks
(Identified cost $12,216,618)............................   10,777,875
------------------------------------------------------------------------
Foreign Common Stocks -- 2.72%
------------------------------------------------------------------------
Wireless Communications -- 2.72%
------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .........       8,000        348,000
                                                           -----------
Total Foreign Common Stocks
(Identified cost $385,378)...............................      348,000
------------------------------------------------------------------------

Repurchase Agreement -- 10.23%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $1,311,874
  Collateral: U.S. Treasury Bond
  $1,130,000, 6.75% due 08/15/26,
  Value $1,369,212 ........................ $1,311,000       1,311,000
                                                           -----------
Total Repurchase Agreement
(Identified cost $1,311,000).............................    1,311,000
------------------------------------------------------------------------

Total Investments
(Identified cost $13,912,996)............................
                                                           $12,436,875
Other Assets Less Liabilities -- 2.95% ..................      378,207
                                                           -----------
Net Assets -- 100% ......................................  $12,815,082
------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
36

--------------------------------------------------------------------------------
                            Enterprise Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Montag & Caldwell, Inc.
Atlanta, Georgia


Investment Management

Montag & Caldwell, Inc. ("Montag & Caldwell") has served as subadviser to the Enterprise Growth Fund since the Fund was organized in 1968. Montag & Caldwell manages approximately $29.1 billion for institutional clients, and its normal investment minimum is $40 million.


Investment Objective

The objective of the Enterprise Growth Fund is to seek capital appreciation.

Investment Strategies

The Growth Fund invests primarily in U.S. common stocks. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.


2000 Performance Review

Although the Enterprise Growth Fund's return for the calendar year 2000 was negative, the Fund's strong performance in the fourth quarter allowed it to post an annual result better than the S&P 500. For the twelve months ending December 31, 2000, the Fund's Class A shares had a total return of -7.94 percent (before load) as compared to a -9.11 percent for the S&P 500. The Fund's healthcare and financial issues increased in value during the year and its consumer staple holdings showed little change. The Fund's technology position showed a smaller decline in value than did the S&P 500 technology sector.

                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                          12/31/90           1991            1992             1993                1994
Enterprise Growth Fund - A               $ 9,532.00       $13,515.00       $14,388.00         $15,912.00        $15,754.00
S & P 500 Index*                         $10,000.00       $13,047.00       $14,041.00         $15,456.00        $15,660.00
Lipper Large-Cap Core Fund Index*        $10,000.00       $13,130.00       $14,141.00         $15,755.00        $15,585.00

                                           1995              1996           1997             1998          1999             2000
Enterprise Growth Fund - A               $22,053.00       $29,242.00      $38,530.00      $50,449.00     $61,588.00      $56,699.00
S & P 500 Index*                         $21,546.00       $26,491.00      $35,330.00      $45,423.00     $54,976.00      $49,971.00
Lipper Large-Cap Core Fund Index*        $20,534.00       $24,608.00      $31,800.00      $40,364.00     $48,174.00      $44,624.00


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth Fund - A            One Year     Five Year      Ten Year

With Sales Charge                     -12.30%        19.62%        18.95%
Without Sales Charge                   -7.94%        20.79%        19.52%
S & P 500 Index*                       -9.11%        18.32%        17.45%
Lipper Large-Cap Core Fund Index*      -7.37%        16.79%        16.13%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth Fund - B            One Year     Five Year   5/1/95-12/31/00

With Sales Charge                     -12.54%        19.91%        22.13%
Without Sales Charge                   -8.40%        20.11%        22.20%
S & P 500 Index*                       -9.11%        18.32%        20.09%
Lipper Large-Cap Core Fund Index*      -7.37%        16.79%        18.32%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth Fund - C            One Year      5/1/97-12/31/00

With Sales Charge                      -9.21%            16.73%
Without Sales Charge                   -8.38%            16.73%
S & P 500 Index*                       -9.11%            16.17%
Lipper Large-Cap Core Fund Index*      -7.37%            15.63%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth Fund - Y            One Year      8/31/96-12/31/00

Annualized Return                      -7.49%            21.51%
S & P 500 Index*                       -9.11%            19.43%
Lipper Large-Cap Core Fund Index*      -7.37%            17.78%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index replaces the Lipper Large-Cap Growth Fund Index as the narrow-based comparison to the Fund as it more appropriately reflects the narrow-based market. During 2000, an investment in the above hypothetical account decreased by $4,889 compared to a decrease of $3,550 and an decrease of $12,106 in the Lipper Large-Cap Core Fund Index and the Lipper Large-Cap Growth Fund Index, respectively. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

Political uncertainty and slowing corporate profit growth contributed to a volatile and weaker stock market environment in the closing months of 2000, and a negative year overall. Montag & Caldwell believes these same factors should produce further stock market volatility in the period ahead. However, as it becomes more evident that U.S. economic and corporate profit growth will be sustained and that inflation will moderate, Montag & Caldwell believes that the broader stock market indices, such as the S&P 500, will have an upward bias and achieve positive returns in 2001.

Corporate profit growth will be challenging in 2001, because the economy was so strong this time last year, while costs have increased and price increases have been difficult for most companies to implement. Montag & Caldwell expects S&P 500 earnings to rise about 5 percent, but the above factors may contribute to even less growth. In this


                      THE ENTERPRISE Group of Funds, Inc.
38

--------------------------------------------------------------------------------
                     Enterprise Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


economic setting, Montag & Caldwell thinks the shares of the highest quality companies that can achieve double- digit profit growth will excel. Montag & Caldwell believes the Fund holds shares of such companies and is well positioned to achieve positive returns in 2001. Such stocks have also experienced relative strength during the turbulent stock market environment of the last several months. Good quality holdings in the healthcare, consumer staple, financial service and technology industries are particularly attractive at this time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                            Enterprise Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Domestic Common Stocks -- 97.80%
---------------------------------------------------------------------------
Banking -- 3.47%
---------------------------------------------------------------------------
Wells Fargo & Company ...................   1,300,000     $   72,393,750
Business Services -- 2.59%
---------------------------------------------------------------------------
Interpublic Group of Companies
  Inc. ..................................   1,268,200         53,977,762
Computer Hardware -- 3.57%
---------------------------------------------------------------------------
Cisco Systems Inc. (a) ..................   1,368,500         52,345,125
Hewlett-Packard Company .................     700,000         22,093,750
                                                          --------------
                                                              74,438,875
Computer Services -- 7.82%
---------------------------------------------------------------------------
America Online Inc. (a) .................   1,202,700         41,853,960
Electronic Data Systems
  Corporation ...........................   2,100,000        121,275,000
                                                          --------------
                                                             163,128,960
Computer Software -- 2.33%
---------------------------------------------------------------------------
Electronic Arts Inc. (a) ................     595,300         25,374,662
Oracle Corporation (a) ..................     800,000         23,250,000
                                                          --------------
                                                              48,624,662
Consumer Products -- 10.34%
---------------------------------------------------------------------------
Colgate-Palmolive Company ...............     637,800         41,169,990
Gillette Company ........................   2,400,000         86,700,000
Procter & Gamble Company ................   1,120,000         87,850,000
                                                          --------------
                                                             215,719,990
Electrical Equipment -- 0.69%
---------------------------------------------------------------------------
General Electric Company ................     300,000         14,381,250
Electronics -- 1.95%
---------------------------------------------------------------------------
Solectron Corporation (a) ...............   1,200,000         40,680,000
Entertainment & Leisure -- 2.77%
---------------------------------------------------------------------------
Walt Disney Company .....................   1,996,900         57,785,294
Food, Beverages & Tobacco -- 9.39%
---------------------------------------------------------------------------
Coca-Cola Company .......................   2,200,000        134,062,500
PepsiCo Inc. ............................   1,250,000         61,953,125
                                                          --------------
                                                             196,015,625
Health Care -- 3.04%
---------------------------------------------------------------------------
Medtronic Inc. ..........................   1,050,000         63,393,750
Hotels & Restaurants -- 7.07%
---------------------------------------------------------------------------
Marriott International Inc.
  (Class A) .............................   1,400,000         59,150,000
McDonald's Corporation ..................   2,600,000         88,400,000
                                                          --------------
                                                             147,550,000
Insurance -- 2.09%
---------------------------------------------------------------------------
Marsh & McLennan Companies,
  Inc. ..................................     372,500         43,582,500

                                              Number
                                            of Shares
                                           or Principal
                                              Amount           Value
Misc. Financial Services -- 6.98%
---------------------------------------------------------------------------
American Express Company ................     900,000     $   49,443,750
Citigroup Inc. ..........................   1,885,566         96,281,714
                                                          --------------
                                                             145,725,464
Multi-Line Insurance -- 3.07%
---------------------------------------------------------------------------
American International Group Inc.             650,000         64,065,625
Pharmaceuticals -- 23.05%
---------------------------------------------------------------------------
Bristol-Myers Squibb Company ............   1,426,100        105,442,269
Johnson & Johnson .......................   1,008,000        105,903,000
Pfizer Inc. .............................   2,700,000        124,200,000
Pharmacia Corporation ...................   1,452,300         88,590,300
Schering-Plough Corporation .............   1,000,000         56,750,000
                                                          --------------
                                                             480,885,569
Retail -- 6.23%
---------------------------------------------------------------------------
Costco Wholesale Corporation (a) ........   1,529,700         61,092,394
Home Depot Inc. .........................   1,508,800         68,933,300
                                                          --------------
                                                             130,025,694
Telecommunications -- 1.35%
---------------------------------------------------------------------------
Tellabs Inc. (a) ........................     500,000         28,250,000
                                                          --------------
Total Domestic Common Stocks
(Identified cost $1,721,478,486).......................    2,040,624,770
---------------------------------------------------------------------------

Foreign Common Stock -- 1.68%
---------------------------------------------------------------------------
Wireless Communications -- 1.68%
---------------------------------------------------------------------------
Nokia Corporation (Class A)
  (ADR) .................................     805,400         35,034,900
                                                          --------------
Total Foreign Common Stock
(Identified cost $30,152,858)..........................       35,034,900
---------------------------------------------------------------------------

Repurchase Agreement -- 1.27%
---------------------------------------------------------------------------
State Street Bank & Trust
  Repurchase Agreement, 6.00%
  due 01/02/01,
  Maturity Value $26,621,736
  Collateral: U.S. Treasury Bond
  $20,420,000, 8.125% due
  08/15/19, Value $27,763,492............ $26,604,000         26,604,000
                                                          --------------
Total Repurchase Agreement
(Identified cost $26,604,000)..........................       26,604,000
---------------------------------------------------------------------------
Total Investments
(Identified cost $1,778,235,344).......................
                                                          $2,102,263,670
Other Assets Less Liabilities -- (0.75)%...............      (15,667,994)
                                                          --------------
Net Assets -- 100% ....................................   $2,086,595,676
---------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
40

--------------------------------------------------------------------------------
                       Enterprise Growth and Income Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Retirement System Investors Inc.
New York, New York


Investment Management


Retirement System Investors Inc. ("RSI") has served as subadviser to the Enterprise Growth and Income Fund since 1991. RSI manages approximately $1.1 billion for all of its clients.


Investment Objective


The objective of the Enterprise Growth and Income Fund is a total return through capital appreciation with income as a secondary consideration.


Investment Strategies


The Growth and Income Fund invests primarily in U.S. common stocks of large-capitalization companies. The Fund selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Fund, the subadviser employs a "value-oriented" strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company's stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential.


2000 Performance Review


The stock market ended the year on a much different note than when it started. At the beginning of the year, the Nasdaq was coming off of its best year ever and nearly all the broader indices were at or close to new highs. The S&P 500 actually posted its fifth consecutive year of 20 percent-plus gains. The year 2000 was a different story. The S&P 500 returned -9.11 percent for the year and the Nasdaq finished the year with a return of -38.96 percent, its worst performance on record.


Much of the weakness in the markets can be attributed to the valuation compression following the bursting of the technology bubble and the overall slowdown in the economy and its impact on corporate profits. Many companies issued profit warnings for the latest quarter and have guided estimates for next year revenue and profit growth much lower than analysts had originally projected. Overall the estimate for profit growth for the S&P 500 companies is expected to grow just 6 percent in 2001 versus 2000, and the market has reacted accordingly. The biggest question now for investors is just how much the economy will slow.


For the year ended December 31, 2000, the Fund's Class A shares had a total return of -0.05 percent (before load) versus a -7.4 percent for its bogie, the Lipper Large Cap Core Funds Index and -9.11 percent for the S&P 500. Once again, despite wide variances in returns between growth and value stocks, the Fund's most recent year and since-inception performance continues to exceed both its peers and the broad market.


The Enterprise Growth & Income Fund's relatively strong performance in 2000 came from more emphasis on value stocks than growth stocks, consistent with the Fund's rotating growth/value approach. The Fund had under-weightings in the sharply under-performing technology and communications services sectors, and a significant over-weighting in the outperforming energy and capital goods sectors. Holding back results were the Fund's smaller-than-average positions in the better performing financial and health care groups. Among the larger holdings, the Fund had strong gains from Emerson Electric Company, EMC Corporation, Corning, Inc., Safeway, Inc., and El Paso Energy Corporation, while BP Amoco, Nortel Networks Corporation, and Alcoa, Inc. lagged.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Growth and Income Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                7/31/97             1997               1998              1999              2000
Enterprise Growth & Income Fund - A              $9,523.00         $9,521.00        $11,091.00         $14,748.00       $14,740.00
S & P 500 Index*                                $10,000.00        $10,243.00        $13,169.00         $15,938.00       $14,487.00
Lipper Large-Cap Core Fund Index*               $10,000.00        $10,170.00        $12,908.00         $15,406.00       $14,271.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth and Income Fund - A     One Year      7/31/97-12/31/00

With Sales Charge                          -4.79%            12.02%
Without Sales Charge                       -0.05%            13.63%
S & P 500 Index*                           -9.11%            11.45%
Lipper Large-Cap Core Fund Index*          -7.37%            10.95%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth and Income Fund - B     One Year      7/31/97-12/31/00

With Sales Charge                          -5.52%            12.39%
Without Sales Charge                       -0.55%            13.04%
S & P 500 Index*                           -9.11%            11.45%
Lipper Large-Cap Core Fund Index*          -7.37%            10.95%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth and Income Fund - C     One Year      7/31/97-12/31/00

With Sales Charge                          -1.54%            13.08%
Without Sales Charge                       -0.55%            13.08%
S & P 500 Index*                           -9.11%            11.45%
Lipper Large-Cap Core Fund Index*          -7.37%            10.95%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Growth and Income Fund - Y    One Year    5 Year    5/31/91-12/31/00

Annualized Return                          0.44%     20.07%         18.18%
S & P 500 Index*                          -9.11%     18.32%         16.07%
Lipper Large-Cap Core Fund Index*         -7.37%     16.79%         14.71%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Large-Cap Core Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Clearly investors have become more risk adverse. For early 2001, the key considerations are the negative effect of the slowing economy on earnings and the timing and aggressiveness of both monetary ease by the Fed and fiscal policy stimulus. But as the year progresses, RSI sees additional Fed easing, possible tax cuts and signs of economic stabilization. These would be positive signs for equities since current market valuations now appear more reasonably valued for new commitments. Initially, RSI sees companies with consistent earnings gains and relatively cheap valuations, offering a combination of growth and value, as attractive areas. Later on, cyclicals and technology may prove interesting as confidence in earnings rebuilds.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
42

--------------------------------------------------------------------------------
                       Enterprise Growth and Income Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Domestic Common Stocks -- 71.84%
------------------------------------------------------------------------
Aerospace -- 4.28%
------------------------------------------------------------------------
Honeywell International Inc. .............. 119,475        $ 5,652,661
United Technologies Corporation ...........  68,800          5,409,400
                                                           -----------
                                                            11,062,061
Banking -- 2.73%
------------------------------------------------------------------------
Chase Manhattan Corporation ............... 155,003          7,042,949
Broadcasting -- 0.68%
------------------------------------------------------------------------
Gemstar-TV Guide International,
  Inc. (a) ................................   3,200            147,600
Time Warner Inc. ..........................  30,950          1,616,828
                                                           -----------
                                                             1,764,428
Building & Construction -- 0.55%
------------------------------------------------------------------------
Armstrong Holdings Inc. ...................  20,600             42,487
Martin Marietta Materials Inc. ............  32,450          1,372,635
                                                           -----------
                                                             1,415,122
Chemicals -- 0.65%
------------------------------------------------------------------------
Praxair Inc. ..............................  37,850          1,679,594
Communications -- 0.44%
------------------------------------------------------------------------
PMC-Sierra Inc. (a) .......................  14,300          1,124,338
Computer Hardware -- 8.81%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ....................  24,400            933,300
Dallas Semiconductor Corporation .......... 220,810          5,658,256
EMC Corporation (a) ....................... 185,100         12,309,150
International Business Machines
  Corporation .............................  45,320          3,852,200
                                                           -----------
                                                            22,752,906
Computer Services -- 0.44%
------------------------------------------------------------------------
Safeguard Scientifics Inc. (a) ............  83,750            554,844
Sun Microsystems Inc. (a) .................  20,450            570,044
                                                           -----------
                                                             1,124,888
Computer Software -- 0.48%
------------------------------------------------------------------------
BMC Software Inc. (a) .....................  80,075          1,121,050
Computer Associates International Inc.        6,350            123,825
                                                           -----------
                                                             1,244,875
Consumer Products -- 2.29%
------------------------------------------------------------------------
Kimberly-Clark Corporation ................  83,750          5,920,287
Containers/Packaging -- 0.77%
------------------------------------------------------------------------
Smurfit - Stone Container
  Corporation (a) ......................... 132,500          1,979,219
Crude & Petroleum -- 4.69%
------------------------------------------------------------------------
Exxon Mobil Corporation ................... 102,113          8,877,449
Texaco Inc. ...............................  44,800          2,783,200
Unocal Corporation ........................  11,250            435,234
                                                           -----------
                                                            12,095,883

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Electrical Equipment -- 6.48%
------------------------------------------------------------------------
Emerson Electric Company (h) .............. 199,100        $15,691,569
General Electric Company ..................  21,600          1,035,450
                                                           -----------
                                                            16,727,019
Electronics -- 0.52%
------------------------------------------------------------------------
Integrated Device Technology (a) ..........  40,350          1,336,594
Energy -- 2.56%
------------------------------------------------------------------------
El Paso Energy Corporation ................  87,000          6,231,375
Williams Companies Inc. ...................   9,550            381,403
                                                           -----------
                                                             6,612,778
Entertainment & Leisure -- 0.01%
------------------------------------------------------------------------
Viacom Inc. (a) ...........................     550             25,850
Food, Beverages & Tobacco -- 2.71%
------------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ............ 140,000          6,370,000
Philip Morris Companies Inc. ..............  14,480            637,120
                                                           -----------
                                                             7,007,120
Machinery -- 2.15%
------------------------------------------------------------------------
Deere & Company ...........................  13,000            595,562
Ingersoll-Rand Company ....................  87,050          3,645,219
Snap-On Inc. ..............................  47,250          1,317,094
                                                           -----------
                                                             5,557,875
Manufacturing -- 3.49%
------------------------------------------------------------------------
Corning Inc. .............................. 160,300          8,465,844
Millipore Corporation .....................   8,800            554,400
                                                           -----------
                                                             9,020,244
Metals & Mining -- 2.23%
------------------------------------------------------------------------
Alcoa Inc. ................................ 171,500          5,745,250
Misc. Financial Services -- 2.30%
------------------------------------------------------------------------
Citigroup Inc. ............................  59,233          3,024,585
Fannie Mae ................................  33,600          2,914,800
                                                           -----------
                                                             5,939,385
Multi-Line Insurance -- 1.08%
------------------------------------------------------------------------
American International Group Inc. .........  28,257          2,785,081
Oil Services -- 1.21%
------------------------------------------------------------------------
Apache Corporation ........................  23,600          1,653,475
Halliburton Company .......................   9,100            329,875
Schlumberger Ltd. .........................  14,200          1,135,112
                                                           -----------
                                                             3,118,462
Paper & Forest Products -- 0.11%
------------------------------------------------------------------------
International Paper Company ...............   7,000            285,688
Pharmaceuticals -- 5.06%
------------------------------------------------------------------------
Bristol-Myers Squibb Company ..............  33,960          2,510,917
Johnson & Johnson .........................  57,500          6,041,094
Merck & Company Inc. ......................  37,810          3,539,961
Pfizer Inc. ...............................  21,262            978,052
                                                           -----------
                                                            13,070,024


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Growth and Income Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Printing & Publishing -- 1.97%
------------------------------------------------------------------------
Lexmark International Group Inc.
  (Class A) (a) ..........................      8,950     $    396,597
McGraw-Hill Companies Inc. ...............     80,100        4,695,862
                                                          ------------
                                                             5,092,459
Retail -- 6.02%
------------------------------------------------------------------------
CVS Corporation ..........................     52,750        3,161,703
Federated Department Stores Inc. (a) .....     21,200          742,000
Safeway Inc. (a) .........................    132,750        8,296,875
Tiffany & Company ........................     94,200        2,979,075
Wal-Mart Stores Inc. .....................      6,850          363,906
                                                          ------------
                                                            15,543,559
Savings and Loan -- 0.68%
------------------------------------------------------------------------
Washington Mutual Inc. ...................     33,200        1,761,675
Semiconductors -- 1.95%
------------------------------------------------------------------------
Applied Materials Inc. (a) ...............      1,850           70,647
Atmel Corporation (a) ....................      2,800           32,550
Cypress Semiconductor Corporation (a)          35,600          700,875
Intel Corporation ........................     46,800        1,406,925
Texas Instruments Inc. ...................     59,450        2,816,444
                                                          ------------
                                                             5,027,441
Telecommunications -- 2.88%
------------------------------------------------------------------------
Lucent Technologies Inc. .................     65,016          877,716
QUALCOMM Inc. (a) ........................        430           35,341
SBC Communications Inc. ..................     53,200        2,540,300
Verizon Communications Inc. ..............     69,594        3,488,399
WorldCom Inc. (a) ........................     34,750          488,672
                                                          ------------
                                                             7,430,428
Transportation -- 1.04%
------------------------------------------------------------------------
FedEx Corporation (a) ....................     67,050        2,679,318
Wireless Communications -- 0.58%
------------------------------------------------------------------------
Motorola Inc. ............................     73,450        1,487,362
                                                          ------------
Total Domestic Common Stocks
(Identified cost $151,853,165)........................     185,460,162
------------------------------------------------------------------------
Foreign Common Stocks -- 10.55%
------------------------------------------------------------------------
Crude & Petroleum -- 4.74%
------------------------------------------------------------------------
BP Amoco (ADR) ...........................    149,470        7,155,876
Royal Dutch Petroleum
  Company (ADR) ..........................     83,875        5,079,680
                                                          ------------
                                                            12,235,556
Manufacturing -- 1.92%
------------------------------------------------------------------------
Tyco International Ltd. ..................     89,500        4,967,250
Pharmaceuticals -- 1.14%
------------------------------------------------------------------------
Elan Corporation (ADR) (a) ...............     62,950        2,946,847
Telecommunications -- 2.67%
------------------------------------------------------------------------
Nortel Networks Corporation ..............    214,720        6,884,460

                                             Number
                                           of Shares,
                                           Contracts
                                          or Principal
                                             Amount         Value
Wireless Communications -- 0.08%
-----------------------------------------------------------------------
Vodafone Group (ADR) ...................       5,500    $    196,969
                                                        ------------
Total Foreign Common Stocks
(Identified cost $21,081,333).......................      27,231,082
----------------------------------------------------------------------
Commercial Paper -- 17.82%
-----------------------------------------------------------------------
Allstate Corporation 6.53% due
  01/05/01 .............................  $6,190,000       6,185,509
Cardinal Health 6.55% due 01/02/01 .....   1,000,000         999,818
Cargill Inc. 6.53% due 01/04/01 ........   5,000,000       4,997,279
Ford Motor Credit Company 6.50%
  due 01/02/01 .........................   7,000,000       6,998,736
General Electric Capital Corporation,
  6.46% due 01/03/01 ...................   1,660,000       1,659,404
General Electric Capital Corporation,
  6.50% due 01/03/01 ...................   5,520,000       5,518,007
General Motors Acceptance
  Corporation, 6.53% due 01/04/01 ......   7,000,000       6,996,191
General RE Corporation 6.50% due
  01/05/01 .............................   7,000,000       6,994,944
United Parcel Service 6.48% due
  01/03/01 .............................   5,650,000       5,647,966
                                                        ------------
Total Commercial Paper
(Identified cost $45,997,854).......................      45,997,854
-----------------------------------------------------------------------
Repurchase Agreement -- 0.08%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $199,133
  Collateral: U.S. Treasury Bond
  $190,000, 6.00% due 02/15/26,
  Value $209,592 .......................     199,000         199,000
                                                        ------------
Total Repurchase Agreement
(Identified cost $199,000)..........................         199,000
-----------------------------------------------------------------------
Total Investments
(Identified cost $219,131,352)......................    $258,888,098
Call Option Written -- (0.01)%
-----------------------------------------------------------------------
Emerson Electric Company, expires
  January 2001, $75 (a) ................          20         (11,000)
                                                        ------------
Total Call Option Written
(Premiums received $7,940)..........................         (11,000)
-----------------------------------------------------------------------
Other Assets Less Liabilities -- (0.28)% ...........        (734,296)
                                                        ------------
Net Assets -- 100% .................................    $258,142,802
-----------------------------------------------------------------------

(a)    Non-income producing security.
(h)    Partially held by custodian as collateral for open call options written.
(ADR)  American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
44

--------------------------------------------------------------------------------
                         Enterprise Equity Income Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


1740 Advisers, Inc.
New York, New York


Investment Management


1740 Advisers, Inc. ("1740 Advisors") has been subadviser to the Enterprise Equity Income Fund since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.2 billion for institutional clients. Its normal investment minimum is $20 million.


Investment Objective


The objective of the Enterprise Equity Income Fund is to seek a combination of growth and income to achieve an above-average and consistent total return.


Investment Strategies


The Equity Income Fund invests primarily in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Fund. To qualify for a purchase, a stock's yield must be greater than the S&P 500's average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P 500 average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price.


2000 Performance Review


The year 2000 was a difficult year, characterized by slowing economic growth and a deteriorating corporate profit outlook. Technology and telecommunications stocks were particularly hard hit in this environment, but some previously out-of-favor groups did better. The Equity Income Fund's results in 2000 were positively influenced by holdings in energy, financial and healthcare stocks. In the energy sector, the natural gas and oil service holdings were the biggest contributors. In natural gas, Enron Corporation, El Paso Energy Corporation, and KeySpan Corporation all were up more than 80 percent. Baker Hughes, Inc. and Schlumberger Ltd. were standouts in oil service. In financials, CIGNA, Chubb Corporation, and Mellon Financial Corporation were major contributors. Pharmaceuticals were also very important gainers in 2000, led by Pharmacia Corporation, American Home Products Corporation, and Pfizer, Inc. Cyclical and telecommunications stocks were noteworthy laggards for the year, although the cyclicals began to recover during the fourth quarter.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Enterprise Equity Income Fund -- (Continued)
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                         Growth of a $10,000 Investment

                                                  12/31/90            1991             1992               1993              1994
Enterprise Equity Income Fund - A                 $9,524.00        $11,767.00        $12,765.00         $14,482.00       $14,411.00
S & P 500/Barra Value Index*                     $10,000.00        $12,256.00        $13,547.00          16.066.00       $15,965.00
Lipper Equity Income Fund Index*                 $10,000.00        $12,668.00        $13,902.00         $15,966.00       $15,819.00

                                                    1995              1996            1997             1998              1999
Enterprise Equity Income Fund - A                $19,224.00        $22,658.00       $29,021.00       $32,249.00       $34,571.00
S & P 500/Barra Value Index*                     $21,872.00        $26,682.00       $34,683.00       $39,773.00       $44,833.00
Lipper Equity Income Fund Index*                 $20,539.00        $24,230.00       $30,809.00       $34,438.00       $35,880.00

                                                    2000
Enterprise Equity Income Fund - A                $36,452.00
S & P 500/Barra Value Index*                     $47,561.00
Lipper Equity Income Fund Index*                 $38,558.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Income Fund - A      One Year    Five Year       Ten Year

With Sales Charge                       0.43%        12.55%        13.81%
Without Sales Charge                    5.44%        13.65%        14.36%
S & P 500/Barra Value Index*            6.08%        16.81%        16.88%
Lipper Equity Income Fund Index*        7.46%        13.42%        14.45%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Income Fund - B      One Year    Five Year   5/1/95-12/31/00

With Sales Charge                       0.21%        12.76%        15.04%
Without Sales Charge                    4.88%        13.01%        15.13%
S & P 500/Barra Value Index*            6.08%        16.81%        18.59%
Lipper Equity Income Fund Index*        7.46%        13.42%        15.03%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Income Fund - C              One Year       5/1/97-12/31/00

With Sales Charge                               3.95%              10.88%
Without Sales Charge                            4.89%              10.88%
S & P 500/Barra Value Index*                    6.08%              15.33%
Lipper Equity Income Fund Index*                7.46%              12.08%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Equity Income Fund - Y              One Year       1/31/98-12/31/00

Annualized Return                               5.94%              8.33%
S & P 500/Barra Value Index*                    6.08%             11.92%
Lipper Equity Income Fund Index*                7.46%              8.01%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500/BARRA Value Index is an unmanaged capitalization weighted index compromised of stocks of the S&P 500 with low price-to-book ratios relative to the S&P 500 as a whole. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


The Equity Income Fund's strategy has been defensive, emphasizing healthcare (drugs and hospital supplies), energy (oil and oil service), utilities (electric and telephone), and consumer staples (soft drinks and household products). These continue to be important, but with the prospect of a more stimulative monetary policy, the interest- sensitive and economy-sensitive sectors are being increased. This means banks and insurance in the financial area, and papers, forest products, chemicals, and capital goods in the cyclical area. The electric power shortage and reliability theme continues to be important. This includes electric utility, natural gas, and power generation companies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
46

--------------------------------------------------------------------------------
                         Enterprise Equity Income Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Domestic Common Stocks -- 91.20%
---------------------------------------------------------------------
Aerospace -- 4.88%
---------------------------------------------------------------------
Honeywell International Inc. ...........    30,000      $ 1,419,375
Northrop Grumman Corporation ...........    25,000        2,075,000
Raytheon Company (Class B) .............    25,000          776,562
United Technologies Corporation ........    35,000        2,751,875
                                                        -----------
                                                          7,022,812
Automotive -- 1.43%
---------------------------------------------------------------------
Ford Motor Company .....................    50,000        1,171,875
General Motors Corporation .............    15,000          764,063
Visteon Corporation ....................    10,000          115,000
                                                        -----------
                                                          2,050,938
Banking -- 5.02%
---------------------------------------------------------------------
Bank of America Corporation ............    20,000          917,500
Bank of New York Company Inc. ..........    20,000        1,103,750
Chase Manhattan Corporation ............    20,000          908,750
FleetBoston Financial Corporation ......    20,000          751,250
J. P. Morgan & Company Inc. ............     7,000        1,158,500
Mellon Financial Corporation ...........    20,000          983,750
Wells Fargo & Company ..................    25,000        1,392,187
                                                        -----------
                                                          7,215,687
Chemicals -- 1.37%
---------------------------------------------------------------------
Dow Chemical Company ...................    30,000        1,098,750
Du Pont (E. I.) de Nemours &
  Company ..............................    18,000          869,625
                                                        -----------
                                                          1,968,375
Conglomerates -- 2.90%
---------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company ..............................    23,000        2,771,500
Textron Inc. ...........................    30,000        1,395,000
                                                        -----------
                                                          4,166,500
Consumer Non-Durables -- 1.83%
---------------------------------------------------------------------
Avon Products Inc. .....................    55,000        2,633,125
Consumer Products -- 2.58%
---------------------------------------------------------------------
Colgate-Palmolive Company ..............    30,000        1,936,500
Kimberly-Clark Corporation .............    25,000        1,767,250
                                                        -----------
                                                          3,703,750
Crude & Petroleum -- 5.39%
---------------------------------------------------------------------
Burlington Resources Inc. ..............    35,000        1,767,500
Chevron Corporation ....................    15,000        1,266,562
Exxon Mobil Corporation ................    40,000        3,477,500
Texaco Inc. ............................    20,000        1,242,500
                                                        -----------
                                                          7,754,062
Electrical Equipment -- 5.92%
---------------------------------------------------------------------
Dominion Resources Inc. ................    25,000        1,675,000
Emerson Electric Company ...............    35,000        2,758,438
General Electric Company ...............    85,000        4,074,687
                                                        -----------
                                                          8,508,125

                                             Number
                                           of Shares
                                          or Principal
                                             Amount        Value
Electronics -- 0.66%
---------------------------------------------------------------------
Rockwell International Corporation .....    20,000      $   952,500
Energy -- 9.83%
---------------------------------------------------------------------
Duke Energy Corporation ................    35,000        2,983,750
El Paso Energy Corporation .............    45,000        3,223,125
Enron Corporation ......................    25,000        2,078,125
Entergy Corporation ....................    40,000        1,692,500
Exelon Corporation .....................    25,000        1,755,250
Williams Companies Inc. ................    60,000        2,396,250
                                                        -----------
                                                         14,129,000
Food, Beverages & Tobacco -- 3.17%
---------------------------------------------------------------------
Anheuser-Busch Companies, Inc. .........    23,000        1,046,500
Coca-Cola Company ......................    25,000        1,523,438
PepsiCo Inc. ...........................    40,000        1,982,500
                                                        -----------
                                                          4,552,438
Insurance -- 2.90%
---------------------------------------------------------------------
Cigna Corporation ......................    20,000        2,646,000
Marsh & McLennan Companies, Inc. .......    13,000        1,521,000
                                                        -----------
                                                          4,167,000
Machinery -- 4.30%
---------------------------------------------------------------------
Caterpillar Inc. .......................    35,000        1,655,937
Deere & Company ........................    35,000        1,603,438
Ingersoll-Rand Company .................    50,000        2,093,750
Pitney Bowes Inc. ......................    25,000          828,125
                                                        -----------
                                                          6,181,250
Manufacturing -- 0.89%
---------------------------------------------------------------------
Eaton Corporation ......................    17,000        1,278,188
Misc. Financial Services -- 2.93%
---------------------------------------------------------------------
Citigroup Inc. .........................    40,000        2,042,500
Fannie Mae .............................    25,000        2,168,750
                                                        -----------
                                                          4,211,250
Multi-Line Insurance -- 1.84%
---------------------------------------------------------------------
American General Corporation ...........    15,000        1,222,500
Lincoln National Corporation ...........    30,000        1,419,375
                                                        -----------
                                                          2,641,875
Oil Services -- 6.09%
---------------------------------------------------------------------
Baker Hughes Inc. ......................    25,000        1,039,062
Diamond Offshore Drilling Inc. .........    20,000          800,000
Halliburton Company ....................    20,000          725,000
Kerr-McGee Corporation .................    20,000        1,338,750
KeySpan Corporation ....................    45,000        1,906,875
Phillips Petroleum Company .............    22,000        1,251,250
Schlumberger Ltd. ......................    10,000          799,375
Tidewater Inc. .........................    20,000          887,500
                                                        -----------
                                                          8,747,812


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Enterprise Equity Income Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Paper & Forest Products -- 2.06%
-----------------------------------------------------------------------
Bowater Inc. ...........................      18,000    $  1,014,750
Georgia-Pacific Group ..................      30,000         933,750
International Paper Company ............      25,000       1,020,313
                                                        ------------
                                                           2,968,813
Pharmaceuticals -- 12.78%
-----------------------------------------------------------------------
Abbott Laboratories ....................      35,000       1,695,313
American Home Products Corporation            25,000       1,588,750
Baxter International Inc. ..............      25,000       2,207,812
Bristol-Myers Squibb Company ...........      25,000       1,848,437
Eli Lilly & Company ....................      15,000       1,395,938
Johnson & Johnson ......................      20,000       2,101,250
Merck & Company Inc. ...................      22,000       2,059,750
Pfizer Inc. ............................      55,000       2,530,000
Pharmacia Corporation ..................      25,000       1,525,000
Schering-Plough Corporation ............      25,000       1,418,750
                                                        ------------
                                                          18,371,000
Printing & Publishing -- 1.02%
-----------------------------------------------------------------------
McGraw-Hill Companies Inc. .............      25,000       1,465,625
Property-Casualty Insurance -- 2.29%
-----------------------------------------------------------------------
Allstate Corporation ...................      30,000       1,306,875
Chubb Corporation ......................      23,000       1,989,500
                                                        ------------
                                                           3,296,375
Raw Materials -- 0.88%
-----------------------------------------------------------------------
Weyerhaeuser Company ...................      25,000       1,268,750
Real Estate -- 3.04%
-----------------------------------------------------------------------
Boston Properties Inc. .................      35,000       1,522,500
Equity Office Properties Trust .........      45,000       1,468,125
Equity Residential Properties Trust ....      25,000       1,382,813
                                                        ------------
                                                           4,373,438
Telecommunications -- 5.20%
-----------------------------------------------------------------------
AT&T Corporation .......................      15,000         259,688
BellSouth Corporation ..................      50,000       2,046,875
SBC Communications Inc. ................      45,000       2,148,750
Sprint Corporation .....................      25,000         507,812
Verizon Communications Inc. ............      50,000       2,506,250
                                                        ------------
                                                           7,469,375
                                                        ------------
Total Domestic Common Stocks
(Identified cost $104,547,897)......................     131,098,063
-----------------------------------------------------------------------

                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Foreign Common Stocks -- 2.48%
-----------------------------------------------------------------------
Crude & Petroleum -- 1.59%
-----------------------------------------------------------------------
BP Amoco (ADR) .........................      25,000    $  1,196,875
Royal Dutch Petroleum Company
  (ADR) ................................      18,000       1,090,125
                                                        ------------
                                                           2,287,000
Pharmaceuticals -- 0.89%
-----------------------------------------------------------------------
GlaxoSmithKline (ADR) (a) ..............      22,760       1,274,560
                                                        ------------
Total Foreign Common Stocks
(Identified cost $3,322,048)..........................     3,561,560
-----------------------------------------------------------------------

Commercial Paper -- 6.46%
-----------------------------------------------------------------------
CSX Corporation 7.55% due 01/12/01       $5,000,000        4,988,465
Houston Industries Finance 8.09%
  due 01/12/01 .........................  2,000,000        1,995,056
Norfolk Southern Corporation 7.37%
  due 01/02/01 .........................    750,000          749,847
Progress Energy 7.50% due 01/02/01 .....  1,558,000        1,557,675
                                                        ------------
Total Commercial Paper
(Identified cost $9,291,043)..........................     9,291,043
-----------------------------------------------------------------------

Total Investments
(Identified cost $117,160,988)........................  $143,950,666

Other Assets Less Liabilities -- (0.14)% .............      (204,834)
                                                        ------------

Net Assets -- 100% ...................................  $143,745,832
-----------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
48

--------------------------------------------------------------------------------
                       Enterprise Worldwide Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The Worldwide Growth Fund invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65 percent of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors change. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio assets on a short-term and long-term basis, up to 30 percent of its total assets.


2000 Performance Review


The Fund commenced operations on October 31, 2000.


Stock selection and under-weighting in the utilities and insurance services sectors were positive contributors to performance in the fourth quarter. Holdings in the technology sector, where the Fund had an over-weight position versus the MSCI World Index, negatively affected performance. The sell-off in global markets hit technology-related stocks the hardest, including those with strong growth prospects. The Fund's stock selection and over-weighting in the consumer services sector also hurt performance as companies in the sector suffered from expectations of slowing economic growth worldwide.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                Enterprise Worldwide Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS

--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                      10/31/00        12/31/00

Enterprise Worldwide Fund Growth - A                 $ 9,524.00      $8,495.00
MSCI World Index*                                    $10,000.00      $9,542.00
Lipper Global Fund Index*                            $10,000.00      $9,693.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Worldwide Growth Fund - A              10/31/00-12/31/00

With Sales Charge                                       15.05%
Without Sales Charge                                   -10.80%
MSCI World Index*                                       -4.58%
Lipper Global Fund Index*                               -3.07%

                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise Worldwide Growth Fund - B             10/31/00-12/31/00

With Sales Charge                                     -15.36%
Without Sales Charge                                  -10.90%
MSCI World Index*                                      -4.58%
Lipper Global Fund Index*                              -3.07%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Worldwide Growth Fund - C             10/31/00-12/31/00

With Sales Charge                                     -11.79%
Without Sales Charge                                  -10.90%
MSCI World Index*                                      -4.58%
Lipper Global Fund Index*                              -3.07%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Worldwide Growth Fund - Y             10/31/00-12/31/00

Cumulative Return                                     -10.80%
MSCI World Index*                                      -4.58%
Lipper Global Fund Index*                              -3.07%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
50

--------------------------------------------------------------------------------
                       Enterprise Worldwide Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Domestic Common Stocks -- 46.53%
--------------------------------------------------------------------------
Biotechnology -- 2.06%
--------------------------------------------------------------------------
Genentech Inc. (a) ....................... 1,900            $  154,850
Business Services -- 0.14%
--------------------------------------------------------------------------
Ariba Inc. (a) ...........................   200                10,725
Computer Hardware -- 3.21%
--------------------------------------------------------------------------
Cisco Systems Inc. (a) ................... 3,000               114,750
EMC Corporation (a) ...................... 1,900               126,350
                                                            ----------
                                                               241,100
Computer Services -- 3.74%
--------------------------------------------------------------------------
Juniper Networks Inc. (a) ................ 1,200               151,275
Sun Microsystems Inc. (a) ................ 1,200                33,450
VeriSign Inc. (a) ........................ 1,300                96,444
                                                            ----------
                                                               281,169
Computer Software -- 2.95%
--------------------------------------------------------------------------
Siebel Systems Inc. (a) .................. 1,600               108,200
Veritas Software Corporation (a) ......... 1,300               113,750
                                                            ----------
                                                               221,950
Electrical Equipment -- 2.36%
--------------------------------------------------------------------------
General Electric Company ................. 3,700               177,369
Energy -- 4.09%
--------------------------------------------------------------------------
AES Corporation (a) ...................... 2,400               132,900
Enron Corporation ........................ 2,100               174,562
                                                            ----------
                                                               307,462
Entertainment & Leisure -- 3.07%
--------------------------------------------------------------------------
MGM Mirage Inc. .......................... 4,200               118,387
Viacom Inc. (a) .......................... 2,400               112,800
                                                            ----------
                                                               231,187
Insurance -- 0.23%
--------------------------------------------------------------------------
XL Capital Ltd. (Class A) ................   200                17,475
Manufacturing -- 1.54%
--------------------------------------------------------------------------
Corning Inc. ............................. 2,200               116,188
Misc. Financial Services -- 5.81%
--------------------------------------------------------------------------
American Express Company ................. 2,600               142,837
Citigroup Inc. ........................... 3,200               163,400
Freddie Mac .............................. 1,900               130,863
                                                            ----------
                                                               437,100
Multi-Line Insurance -- 1.97%
--------------------------------------------------------------------------
American International Group Inc. ........ 1,500               147,844
Oil Services -- 3.26%
--------------------------------------------------------------------------
Apache Corporation ....................... 1,500               105,094
Santa Fe International Corporation .......   700                22,444
Schlumberger Ltd. ........................   300                23,981
Transocean Sedco Forex Inc. ..............   500                23,000
Weatherford International Inc. (a) ....... 1,500                70,875
                                                            ----------
                                                               245,394

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Pharmaceuticals -- 3.69%
--------------------------------------------------------------------------
Merck & Company Inc. ..................... 1,100            $  102,987
Pfizer Inc. .............................. 3,800               174,800
                                                            ----------
                                                               277,787
Technology -- 1.62%
--------------------------------------------------------------------------
Network Appliance Inc. (a) ............... 1,900               122,045
Telecommunications -- 5.66%
--------------------------------------------------------------------------
CIENA Corporation (a) .................... 1,700               138,338
QUALCOMM Inc. (a) ........................ 1,800               147,937
Qwest Communications International
  Inc. (a) ............................... 3,400               139,400
                                                            ----------
                                                               425,675
Wireless Communications -- 1.13%
--------------------------------------------------------------------------
Palm Inc. (a) ............................ 3,000                84,938
                                                            ----------
Total Domestic Common Stocks
(Identified cost $3,972,621)..............                   3,500,258
--------------------------------------------------------------------------

Foreign Common Stocks -- 35.62%
--------------------------------------------------------------------------
Aerospace -- 0.52%
--------------------------------------------------------------------------
United Kingdom -- 0.52%
--------------------------------------------------------------------------
BAA ...................................... 2,400                22,178
BAE Systems .............................. 3,000                17,136
                                                            ----------
                                                                39,314
Automotive -- 0.26%
--------------------------------------------------------------------------
Germany -- 0.26%
--------------------------------------------------------------------------
Bayerische Motoren Werke .................   600                19,663
Banking -- 2.51%
--------------------------------------------------------------------------
Germany -- 0.38%
--------------------------------------------------------------------------
Dresdner Bank ............................   650                28,351
Ireland -- 0.39%
--------------------------------------------------------------------------
Allied Irish Banks ....................... 2,500                28,992
Sweden -- 0.81%
--------------------------------------------------------------------------
Nordbanken Holdings ...................... 4,000                30,300
Svenska Handelsbanken (Series A) ......... 1,800                30,797
Switzerland -- 0.32%
--------------------------------------------------------------------------
UBS ......................................   150                24,477
United Kingdom -- 0.61%
--------------------------------------------------------------------------
HSBC Holdings ............................ 1,200                17,847
Royal Bank of Scotland Group ............. 1,200                28,387
                                                            ----------
                                                               189,151
Cable -- 0.23%
--------------------------------------------------------------------------
Japan -- 0.23%
--------------------------------------------------------------------------
Furukawa Electric Company Ltd. ........... 1,000                17,451

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                Enterprise Worldwide Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Chemicals -- 0.43%
------------------------------------------------------------------------
Netherlands -- 0.43%
------------------------------------------------------------------------
Akzo Nobel ...............................    600           $ 32,226
Computer Services -- 0.18%
------------------------------------------------------------------------
Japan -- 0.18%
------------------------------------------------------------------------
Fujitsu Support & Service Inc. ...........    200             13,488
Computer Software -- 1.42%
------------------------------------------------------------------------
Canada -- 0.21%
------------------------------------------------------------------------
Research In Motion Ltd. (a) ..............    200             16,000
France -- 0.36%
------------------------------------------------------------------------
Dassault Systemes ........................    400             27,419
Israel -- 0.36%
------------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) ...............................    200             26,713
Japan -- 0.49%
------------------------------------------------------------------------
Itochu Techno-Science Corporation ........    200             37,071
                                                            --------
                                                             107,203
Conglomerates -- 0.50%
------------------------------------------------------------------------
Hong Kong -- 0.50%
------------------------------------------------------------------------
Hutchison Whampoa Ltd. ...................  3,000             37,405
Consumer Durables -- 0.40%
------------------------------------------------------------------------
United Kingdom -- 0.40%
------------------------------------------------------------------------
Reckitt & Benckiser ......................  2,200             30,331
Drugs & Medical Products -- 0.44%
------------------------------------------------------------------------
France -- 0.44%
------------------------------------------------------------------------
Rhone-Poulenc ............................    380             33,363
Electrical Equipment -- 0.79%
------------------------------------------------------------------------
Japan -- 0.27%
------------------------------------------------------------------------
Sony Corporation .........................    300             20,731
Portugal -- 0.52%
------------------------------------------------------------------------
Electricidade de Portugal ................ 11,800             39,003
                                                            --------
                                                              59,734
Electronics -- 1.75%
------------------------------------------------------------------------
France -- 0.29%
------------------------------------------------------------------------
Schneider Electric .......................    300             21,888
Germany -- 0.40%
------------------------------------------------------------------------
E.On .....................................    500             30,424

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Italy -- 0.42%
------------------------------------------------------------------------
Edison ...................................  2,800           $ 31,287
Japan -- 0.41%
------------------------------------------------------------------------
Mitsubishi Electric Corporation ..........  2,000             12,299
NEC Corporation ..........................  1,000             18,282
Singapore -- 0.23%
------------------------------------------------------------------------
Flextronics International Ltd. (a) .......    600             17,100
                                                            --------
                                                             131,280
Energy -- 1.77%
------------------------------------------------------------------------
Canada -- 0.38%
------------------------------------------------------------------------
Ballard Power Systems Inc. (a) ...........    450             28,420
Japan -- 0.57%
------------------------------------------------------------------------
Pioneer Corporation ......................  1,000             26,680
Sanyo Electric Company Ltd. ..............  2,000             16,620
United Kingdom -- 0.82%
------------------------------------------------------------------------
Centrica .................................  8,200             31,788
National Grid Group ......................  3,300             30,026
                                                            --------
                                                             133,534
Entertainment & Leisure -- 1.00%
------------------------------------------------------------------------
Japan -- 1.00%
------------------------------------------------------------------------
Konami Co ................................  1,000             74,965
Food, Beverages & Tobacco -- 2.46%
------------------------------------------------------------------------
Belgium -- 0.32%
------------------------------------------------------------------------
Interbrew (a) ............................    700             24,399
France -- 0.40%
------------------------------------------------------------------------
Group Danone .............................    200             30,161
Netherlands -- 0.75%
------------------------------------------------------------------------
Koninklijke Ahold ........................    800             25,811
Koninklijke Numico .......................    600             30,198
Switzerland -- 0.31%
------------------------------------------------------------------------
Nestle ...................................     10             23,320
United Kingdom -- 0.68%
------------------------------------------------------------------------
British American Tobacco .................  3,300             25,154
Diageo ...................................  2,300             25,794
                                                            --------
                                                             184,837
Health Care -- 0.79%
------------------------------------------------------------------------
Japan -- 0.79%
------------------------------------------------------------------------
Takeda Chemical Industries ...............  1,000             59,132
Hotels & Restaurants -- 0.25%
------------------------------------------------------------------------
France -- 0.25%
------------------------------------------------------------------------
Accor ....................................    450             19,015

                      THE ENTERPRISE Group of Funds, Inc.
52

--------------------------------------------------------------------------------
                Enterprise Worldwide Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Insurance -- 2.12%
------------------------------------------------------------------------
Canada -- 0.42%
------------------------------------------------------------------------
Manulife Financial Corporation ...........   1,000          $ 31,375
Germany -- 0.92%
------------------------------------------------------------------------
Ergo Versicherungs Gruppe ................     200            33,804
Muenchener Rueckvers .....................     100            35,781
Italy -- 0.78%
------------------------------------------------------------------------
Alleanza Assicurazioni ...................   1,800            28,683
RAS (Riunione Adriaticadi Sicurta) .......   1,900            29,634
                                                            --------
                                                             159,277
Machinery -- 0.18%
------------------------------------------------------------------------
Japan -- 0.18%
------------------------------------------------------------------------
Komatsu Ltd. .............................   3,000            13,252
Manufacturing -- 0.77%
------------------------------------------------------------------------
Germany -- 0.35%
------------------------------------------------------------------------
Siemens ..................................     200            26,142
Japan -- 0.42%
------------------------------------------------------------------------
Daikin Industries Ltd. ...................   1,000            19,244
Nippon Sheet Glass Company Ltd. ..........   1,000            12,194
                                                            --------
                                                              57,580
Medical Instruments -- 0.43%
------------------------------------------------------------------------
France -- 0.43%
------------------------------------------------------------------------
Sanofi-Synthelabo ........................     480            32,001
Medical Services -- 0.19%
------------------------------------------------------------------------
Netherlands -- 0.19%
------------------------------------------------------------------------
QIAGEN (a) ...............................     400            14,536
Metals & Mining -- 0.52%
------------------------------------------------------------------------
Japan -- 0.18%
------------------------------------------------------------------------
Nippon Steel Corporation .................   8,000            13,226
United Kingdom -- 0.34%
------------------------------------------------------------------------
Corus Group ..............................  24,400            25,722
                                                            --------
                                                              38,948
Misc. Financial Services -- 1.40%
------------------------------------------------------------------------
Hong Kong -- 0.09%
------------------------------------------------------------------------
Citic Pacific Ltd. .......................  2,000              7,090
Japan -- 0.48%
------------------------------------------------------------------------
Nomura Securities Company Ltd. ...........  2,000             35,952
Netherlands -- 0.43%
------------------------------------------------------------------------
ING Groep ................................    400             31,956

                                               Number
                                             of Shares
                                            or Principal
                                               Amount         Value
Switzerland -- 0.40%
------------------------------------------------------------------------
Zurich Financial Services ................     50           $ 30,137
                                                            --------
                                                             105,135
Oil Services -- 4.02%
------------------------------------------------------------------------
Brazil -- 0.22%
------------------------------------------------------------------------
Petroleo Brasileiro (ADR) (a) ............    650             16,413
Canada -- 1.46%
------------------------------------------------------------------------
Alberta Energy Company Ltd. ..............    900             43,071
Anderson Exploration Ltd. (a) ............  1,600             36,313
Precision Drilling Corporation (a) .......    800             30,050
France -- 0.59%
------------------------------------------------------------------------
TotalFinaElf .............................    300             44,621
Hong Kong -- 0.11%
------------------------------------------------------------------------
PetroChina Company Ltd. .................. 48,000              8,000
Italy -- 0.42%
------------------------------------------------------------------------
ENI ......................................  5,000             31,926
United Kingdom -- 1.22%
------------------------------------------------------------------------
BG Group .................................  7,300             28,599
BP Amoco .................................  2,500             20,187
Shell Transportation & Trading
  Company ................................  1,600             13,135
Tesco ....................................  7,400             30,180
                                                            --------
                                                             302,495
Pharmaceuticals -- 1.29%
------------------------------------------------------------------------
Denmark -- 0.43%
------------------------------------------------------------------------
Novo Nordisk (Class B) ...................    180             32,294
Israel -- 0.49%
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.
  (ADR) ..................................    500             36,625
Ireland -- 0.37%
------------------------------------------------------------------------
Elan Corporation (ADR) (a) ...............    600             28,087
                                                            --------
                                                              97,006
Property-Casualty Insurance -- 0.28%
------------------------------------------------------------------------
France -- 0.28%
------------------------------------------------------------------------
AGF (Assurances Generales de France)          300             20,846
Publishing -- 0.33%
------------------------------------------------------------------------
United Kingdom -- 0.33%
------------------------------------------------------------------------
Reuters Group (ADR) ......................    250             24,625
Real Estate -- 0.43%
------------------------------------------------------------------------
Hong Kong -- 0.17%
------------------------------------------------------------------------
Cheung Kong Holdings Ltd. ................  1,000             12,789


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                Enterprise Worldwide Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount           Value
Japan -- 0.26%
----------------------------------------------------------------------------
Mitsui Fudosan Company Ltd. ..............       2,000       $   19,856
                                                             ----------
                                                                 32,645
Retail -- 0.26%
----------------------------------------------------------------------------
Japan -- 0.26%
----------------------------------------------------------------------------
Fast Retailing Company ...................         100           19,577
Technology -- 0.23%
----------------------------------------------------------------------------
United Kingdom -- 0.23%
----------------------------------------------------------------------------
CMG ......................................       1,300           17,398
Telecommunications -- 2.70%
----------------------------------------------------------------------------
Brazil -- 0.45%
----------------------------------------------------------------------------
Embratel Participacoes (ADR) .............       1,000           15,687
Tele Norte Leste Participacoes (ADR) .....         800           18,250
Canada -- 0.47%
----------------------------------------------------------------------------
Nortel Networks Corporation ..............       1,100           35,269
France -- 0.38%
----------------------------------------------------------------------------
Alcatel (a) ..............................         500           28,405
Japan -- 0.19%
----------------------------------------------------------------------------
NTT Corporation ..........................           2           14,398
Mexico -- 0.30%
----------------------------------------------------------------------------
Telefonos de Mexico (ADR) ................         500           22,563
United Kingdom -- 0.91%
----------------------------------------------------------------------------
Energis (a) (a) ..........................       4,000           26,915
Vodafone Group ...........................      11,400           41,849
                                                             ----------
                                                                203,336
Transportation -- 1.68%
----------------------------------------------------------------------------
Germany -- 0.60%
----------------------------------------------------------------------------
Deutsche Lufthansa .......................       1,750           45,107
Japan -- 0.30%
----------------------------------------------------------------------------
Japan Air Lines Company Ltd. .............       5,000           22,875
Singapore -- 0.40%
----------------------------------------------------------------------------
Singapore Airlines Ltd. ..................       3,000           29,792
United Kingdom -- 0.38%
----------------------------------------------------------------------------
Lattice Group (a) ........................      12,800           28,901
                                                             ----------
                                                                126,675

                                               Number
                                             of Shares
                                            or Principal
                                               Amount           Value
Utilities -- 1.04%
----------------------------------------------------------------------------
France -- 1.04%
----------------------------------------------------------------------------
Suez Lyonnaise des Eaux ..................         200       $   36,527
Vivendi Environnement (a) ................         950           41,480
                                                             ----------
                                                                 78,007
Wireless Communications -- 2.05%
----------------------------------------------------------------------------
Finland -- 1.82%
----------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ........       3,150          137,025
Japan -- 0.23%
----------------------------------------------------------------------------
NTT DoCoMo Inc. ..........................           1           17,232
                                                             ----------
                                                                154,257
                                                             ----------
Total Foreign Common Stocks
(Identified cost $2,673,387)............................      2,679,688
----------------------------------------------------------------------------

Repurchase Agreement -- 18.20%
----------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $1,369,913
  Collateral: U.S. Treasury Bond
$  1,180,000,
  6.75% due 08/15/26,
  Value $1,429,796 ....................... $1,369,000         1,369,000
                                                             ----------
Total Repurchase Agreement
(Identified cost $1,369,000)............................      1,369,000
----------------------------------------------------------------------------
Total Investments
(Identified cost $8,015,008)............................     $7,548,946
Other Assets Less Liabilities -- (0.35)% ...............        (26,504)
                                                             ----------

Net Assets -- 100% .....................................     $7,522,442
----------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
54

--------------------------------------------------------------------------------
                     Enterprise International Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Vontobel USA, Inc.
New York, New York


Investment Management


Vontobel USA, Inc. ("Vontobel USA") became the subadviser on April 1, 1999. Vontobel USA manages approximately $1.8 billion and its normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise International Growth Fund is to seek capital appreciation.


Investment Strategies


The International Growth Fund invests primarily in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good, predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East ("EAFE") markets.


2000 Performance Review


Stocks struggled in 2000, driven primarily by steep losses in technology and telecommunications stocks. During 2000, the Fund gave back some of the massive out-performance that it experienced in 1999. The Fund's Class A shares had a total return of -19.75 percent (before load) during 2000 versus -13.96 percent for the MSCI EAFE Index.


The past year saw big swings in foreign markets, reflecting shifting assessments of global-economic risks and changing appetites for growth stocks. During the first half of 2000, new economy shares in booming economic sectors, such as technology and telecommunications, continued their out-performance. However, the threat of higher interest rates soon led investors to question the lofty valuations on many of these stocks and triggered a rotation out of growth stocks. Markets remained extremely volatile through the summer and fall. Investors weighed the risk of high valuations against the threat of a global economic slowdown and corresponding pressure on corporate earnings. While the majority of the negative earnings news came from U.S. companies, these reports depressed markets worldwide. Further uncertainty was added by the surge in oil prices, the slide in the euro currency and profit and revenue warnings from high-profile technology companies, such as Intel Corporation and Microsoft Corporation.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Enterprise International Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                                      12/31/90       1991           1992          1993         1994         1995
Enterprise International Growth Fund - A             $ 9,522.00    $10,751.00    $10,652.00    $14,492.00   $14,084.00   $16,221.00
MSCI EAFE Index*                                     $10,000.00    $11,213.00     $9,848.00    $13,055.00   $14,070.00   $15,647.00
Lipper International Fund Index*                     $10,000.00    $11,317.00    $10,832.00    $15,077.00   $14,966.00   $16,466.00


                                                        1996          1997         1998           1999         2000
Enterprise International Growth Fund - A             $18,220.00    $19,085.00    $21,811.00    $30,482.00   $24,461.00
MSCI EAFE Index*                                     $16,593.00    $16,888.00    $20,265.00    $25,729.00   $22,084.00
Lipper International Fund Index*                     $18,841.00    $20,207.00    $22,766.00    $31,379.00   $26,760.00


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise International Growth Fund - A      One Year         Five Year          Ten Year
With Sales Charge                             -23.57%            7.51%              9.36%
Without Sales Charge                          -19.75%            8.56%              9.89%
MSCI EAFE Index*                              -14.17%            7.13%              8.24%
Lipper International Fund Index*              -14.72%            10.20%            10.34%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise International Growth Fund - B      One Year         Five Year       5/1/95-12/31/00
With Sales Charge                             -24.14%            7.62%              9.32%
Without Sales Charge                          -20.32%            7.92%              9.44%
MSCI EAFE Index*                              -14.17%            7.13%              7.22%
Lipper International Fund Index*              -14.72%            10.20%            10.57%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise International Growth Fund - C      One Year      5/1/97-12/31/00
With Sales Charge                             -21.09%            7.06%
Without Sales Charge                          -20.33%            7.06%
MSCI EAFE Index*                              -14.17%            8.41%
Lipper International Fund Index*              -14.72%            9.17%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise International Growth Fund - Y      One Year         Five Year      7/31/95-12/31/00
Annualized Return                             -19.53%            9.00%             10.00%
MSCI EAFE Index*                              -14.17%            7.13%              6.96%
Lipper International Fund Index*              -14.72%            10.20%             9.72%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper International fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Emerging markets were the worst performing asset class in 2000. These markets have help up well economically. However, if investors are worried that the U.S. will have a recession, they are extremely worried that other areas will have a recession. Vontobel USA is optimistic about prospects for Latin America, where the major economies of Mexico and Brazil have enjoyed a good year both economically and politically.


Vontobel USA expects Europe to show slow, steady growth, with relatively low inflation. Positive trends include continued restructuring, which is helping to create more focused companies, the deregulation of pension markets, allowing more money to flow into capital markets, and lower tax rates. The pace of change remains slow in Japan, where businesses need to be more exposed to market forces and shareholder demands. The economic recovery continues in the rest of Asia, where Vontobel USA believes valuations remain attractive.


Looking ahead, Vontobel USA recognizes that markets could remain volatile as investors assess the earnings climate. Vontobel USA believes that this environment will make investors more discriminating in their choice of investments


                      THE ENTERPRISE Group of Funds, Inc.
56

--------------------------------------------------------------------------------
              Enterprise International Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


and will reward stock pickers who can identify companies with consistent, predictable and sustainable operating history. These will be the companies that are able to perform in any kind of economy.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.

Industry classifications for the portfolio as a percentage of total market value at December 31, 2000 are as follows:
(unaudited)


Industry
Automobiles                                  2.66%    Household Products                        0.90%
Banking                                     10.19%    Industrial Conglomerates                  0.86%
Beverages & Tobacco                          1.55%    Insurance                                 8.35%
Building Materials & Components              1.49%    IT Consulting & Services                  3.57%
Chemicals                                    1.84%    Leisure Equipment & Products              1.45%
Commercial Services & Supplies               4.24%    Machinery                                 2.35%
Communication Equipment                      2.54%    Media                                     4.92%
Computers & Peripherals                      0.20%    Multi-Utilities                           1.06%
Construction Materials                       0.36%    Oil & Gas                                 3.86%
Diversified Financials                       3.73%    Personal Products                         0.68%
Diversified Telecommunication Services       1.85%    Pharmaceuticals                          10.53%
Electronic Components, Instruments           3.49%    Real Estate                               2.49%
Food & Drug Retailing                        0.62%    Semiconductor Equipment & Products        3.60%
Food Products                                3.68%    Software                                  0.52%
Health Care Equipment & Supplies             1.01%    Textiles & Apparels                       1.06%
Hotels, Restaurants, & Leisure               1.41%    Wireless Telecommunication Services       3.90%
Household Durables                           1.13%    Cash/Other                                7.91%
                                                                                              ------
                                                      Total                                   100.00%
                                                                                              ======


                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise International Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Common Stocks -- 95.47%
--------------------------------------------------------------------------
Australia -- 3.91%
--------------------------------------------------------------------------
Computershare Ltd. ...................... 169,100          $   811,712
Macquarie Bank Ltd. .....................  44,900              719,427
Powerlan Ltd. ...........................  25,200               13,417
Westfield Holdings ...................... 163,500            1,223,637
Woodside Petroleum ...................... 161,000            1,320,923
                                                           -----------
                                                             4,089,116
Denmark -- 2.52%
--------------------------------------------------------------------------
H. Lundbeck .............................   6,600              648,138
Novo Nordisk (Class B) ..................   4,000              717,636
Vestas Wind Systems .....................  23,500            1,272,229
                                                           -----------
                                                             2,638,003
Finland -- 3.27%
--------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) .......  55,200            2,401,200
Oyj Hartwall ............................  29,100              560,160
Sonera Oyj ..............................  25,400              460,317
                                                           -----------
                                                             3,421,677
France -- 10.35%
--------------------------------------------------------------------------
Altran Technologies .....................   7,500            1,697,242
Axa .....................................  10,800            1,561,744
CGIP ....................................  20,020              949,338
Dassault Systemes .......................   8,400              575,795
Hermes International ....................   5,800              821,831
L'Oreal .................................   8,700              745,857
Publicis ................................  19,500              658,995
Societe Generale ........................  15,000              932,427
Suez Lyonnaise des Eaux .................   6,400            1,168,867
TotalFinaElf.............................  11,500            1,710,482
                                                           -----------
                                                            10,822,578
Germany -- 5.13%
--------------------------------------------------------------------------
Allianz .................................   3,550            1,328,713
Bayer ...................................  19,500            1,023,007
Bayerische Motoren Werke ................  23,400              766,844
Epcos ...................................  10,600              920,689
Muenchener Rueckvers ....................   3,700            1,323,916
                                                           -----------
                                                             5,363,169
Hong Kong -- 1.39%
--------------------------------------------------------------------------
Dah Sing Financial Group ................ 124,000              669,308
Hutchison Whampoa Ltd. ..................  62,700              781,770
                                                           -----------
                                                             1,451,078
Ireland -- 2.24%
--------------------------------------------------------------------------
Allied Irish Banks ......................  57,800              673,000
CRH .....................................  21,400              398,275
Elan Corporation (ADR) (a) ..............  27,200            1,273,300
                                                           -----------
                                                             2,344,575
Italy -- 4.73%
--------------------------------------------------------------------------
ENI ..................................... 191,600            1,223,404
Parmalat Finanz ......................... 375,800              608,711

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Pininfarina .............................  34,000          $   526,779
Pirelli ................................. 460,000            1,637,052
TIM ..................................... 119,500              953,789
                                                           -----------
                                                             4,949,735
Japan -- 16.46%
--------------------------------------------------------------------------
Benesse Corporation .....................   9,000              333,800
Eisai Company Ltd. ......................  21,000              734,780
FANUC Ltd. ..............................   7,000              475,770
Fuji Photo Film Company .................   8,000              334,500
Fujitsu Support & Service Inc. ..........   3,200              215,815
Hoya Corporation ........................   9,000              661,302
Kao Corporation .........................  34,000              987,404
Murata Manufacturing Company
  Ltd. ..................................  10,600            1,242,477
Nintendo Company Ltd. ...................   8,000            1,258,922
Nippon TV Network .......................   1,250              423,154
NTT Mobile Communication
  Network Inc. ..........................      62            1,068,404
Rohm Company Ltd. .......................   7,100            1,347,708
Ryohin Keikaku Company Ltd. .............   9,000              344,822
Secom Company Ltd. ......................  14,000              912,351
Seven Eleven Japan ......................  12,000              682,295
Shin-Etsu Chemical Company Ltd. .........  26,000            1,000,700
Takeda Chemical Industries ..............  31,500            1,862,666
TDK Corporation .........................   7,300              710,077
TERUMO Corporation ......................  20,600              450,490
Tokyo Broadcasting System Inc. ..........  29,000              857,418
Tokyo Electron Ltd. .....................  15,300              840,483
Yasuda Fire & Marine Insurance
  Company Ltd. ..........................  81,000              466,926
                                                           -----------
                                                            17,212,264
Netherlands -- 7.40%
--------------------------------------------------------------------------
Aegon ...................................  42,582            1,761,717
Aegon (ADR) .............................  11,138              461,531
ASM Lithography Holdings (a) ............  23,000              522,431
Heineken ................................  18,900            1,143,800
ING Groep ...............................   9,300              742,978
Nutreco Holding .........................  11,700              621,825
Philips Electronics .....................  33,858            1,240,549
Unilever ................................  19,700            1,246,785
                                                           -----------
                                                             7,741,616
Norway -- 0.93%
--------------------------------------------------------------------------
Tomra Systems ...........................  50,000              971,828
Singapore -- 2.04%
--------------------------------------------------------------------------
Datacraft Asia Ltd. .....................  82,120              387,607
DBS Group Holdings Ltd. .................  73,200              828,360
Singapore Press Holdings Ltd. ...........  62,388              922,132
                                                           -----------
                                                             2,138,099
Spain -- 0.74%
--------------------------------------------------------------------------
Telefonica ..............................  47,000              776,741
Sweden -- 6.52%
--------------------------------------------------------------------------
ABB Ltd. (Class B) ......................   9,000              923,932

                      THE ENTERPRISE Group of Funds, Inc.
58

--------------------------------------------------------------------------------
              Enterprise International Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                            Number
                                          of Shares
                                         or Principal
                                            Amount           Value
Assa Abloy (Class B) ..................      83,850      $  1,638,979
Drott (Class B) .......................      66,600           917,258
Investor (Class B) ....................      54,100           808,147
Modern Time Group (Class B) (a) .......      21,300           564,149
NetCom (Class B) (a) ..................      19,000           789,067
Nordbanken Holdings ...................     156,000         1,181,693
                                                         ------------
                                                            6,823,225
Switzerland -- 9.67%
--------------------------------------------------------------------------
Credit Suisse Group ...................      10,650         2,023,691
Nestle ................................         672         1,567,129
Pharma Vision 2000 (a) ................         500           360,911
PSP Swiss Property ....................       6,000           577,457
Rieter Holdings .......................       3,750         1,140,570
Roche Holdings (Bearer) ...............          47           582,824
Roche Holdings (Genusschein) ..........         240         2,444,568
Schweizerische Rueckversicherungs-
  Gesellschaft ........................         590         1,414,122
                                                         ------------
                                                           10,111,272
United Kingdom -- 18.17%
--------------------------------------------------------------------------
3I Group ..............................      48,700           901,525
Amvescap ..............................      59,900         1,230,671
Astrazeneca ...........................      28,500         1,438,292
Capita Group ..........................     245,100         1,832,490
CMG ...................................      81,650         1,092,717
GlaxoSmithKline (a) ...................      41,300         1,167,187
Granada Compass .......................     145,000         1,579,523
Hays ..................................     133,200           768,812
HSBC Holdings .........................      92,100         1,356,514
Logica ................................      44,200         1,156,615
Provident Financial ...................      38,400           567,879
Prudential Corporation ................      54,000           869,637
Royal Bank of Scotland Group ..........      60,000         1,419,339
Royal Bank of Scotland Group (AVS).....      50,000            62,055
Vodafone Group ........................     617,218         2,265,784
WPP Group .............................      99,400         1,296,078
                                                         ------------
                                                           19,005,118
                                                         ------------
Total Common Stocks
(Identified cost $95,003,025)......................        99,860,094
--------------------------------------------------------------------------
Preferred Stocks -- 0.68%
--------------------------------------------------------------------------
Germany -- 0.68%
--------------------------------------------------------------------------
Prosieben Media .......................      24,000           714,391
                                                         ------------
Total Preferred Stocks
(Identified cost $679,750).........................           714,391
-----------------------------------------------------    ------------

                                            Number
                                          of Shares
                                         or Principal
                                            Amount           Value
Warrants -- 0.68%
--------------------------------------------------------------------------
Switzerland -- 0.68%
--------------------------------------------------------------------------
Zuercher Kantonalbank Call
  Warrant (a) (e) .....................     450,000      $    305,386
Zuercher Kantonalbank Call
  Warrant (a) (i) .....................     700,000           185,699
Zuercher Kantonalbank Call
  Warrant (a) (j) .....................     440,000           222,593
                                                         ------------
                                                              713,678
                                                         ------------
Total Warrants
(Identified cost $1,066,937).........................         713,678
--------------------------------------------------------------------------
Repurchase Agreements -- 6.65%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $6,955,634
  Collateral: U.S. Treasury Bond
  $5,980,000 6.75% due 8/15/26
  value $7,245,918..................... $6,951,000          6,951,000
                                                         ------------
Total Repurchase Agreements
(Identified cost $6,951,000).........................       6,951,000
--------------------------------------------------------------------------

Total Investments
(Identified cost $103,700,712).......................    $108,239,163
Other Assets Less Liabilities -- (3.48)% ............      (3,635,334)
                                                         ------------
Net Assets -- 100% ..................................    $104,603,829
--------------------------------------------------------------------------

(a)    Non-income producing security.
(e) The warrants entitle the Fund to purchase 1 share of UBS for every 20 warrants held and 275 CHF until August 17, 2001.
(i) The warrants entitle the Fund to purchase 1 share of Credit Suisse Group for every 50 warrants held and 350 CHF until October 19, 2001.
(j) The warrants entitle the Fund to purchase 1 share of Roche Holdings for every 1,000 warrants held and 17,250 CHF until June 15, 2001.
(ADR)  American Depository Receipt.
(AVS)  Additional Value Shares.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                   Enterprise International Core Growth Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise International Core Growth Fund is to seek long-term capital appreciation.


Investment Strategies


The International Core Growth Fund invests primarily in equity securities of large capitalization companies located in foreign countries. The subadviser considers a company to be a large capitalization company if its market capitalization is in the top 75 percent of publicly traded companies as measured by stock market capitalizations in each country at the time of purchase by the Fund. The Fund normally invests at least 75 percent of its assets in equity securities and spreads its investments among countries, with at least 65 percent of its assets invested in companies located in at least three foreign countries, which may include countries with emerging securities markets. The Fund may invest at least 35 percent of its assets in U.S. companies.


The Fund seeks out large capitalization growth companies that are managing change advantageously and poised to exceed growth expectations. In addition, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective. The subadviser considers whether to sell a particular security when any of these factors materially changes.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets.


2000 Performance Review


The Fund commenced operations October 31, 2000.


Stock selection in the technology sector and in Japan was the major detractor from performance versus the benchmark. On a favorable note, stock selection in the utilities and insurance services sectors and in France helped relative returns during the two-month period, as did an under-weight in Japan. Insurance services holdings that favorably impacted results included Italy-based Alleanza Assicuraz and Canada-based Manulife Financial Corporation. Other top-performing holdings included French companies Sanofi Synthelabo, a pharmaceutical firm, and Vivendi Environnement, a water, waste management, energy services, and transport organization.


As of December 31, the Fund was over-weight in the energy sector versus the MSCI EAFE Index, particularly in the oilfield services/equipment and oil/gas production industries. Nicholas-Applegate believes improving fundamentals such as increases in capital spending budgets and increasing rig counts benefit select companies in these areas. The Fund was modestly over-weight the insurance services and health care sectors as Nicholas-Applegate uncovered many companies well positioned to withstand slowing global-economic growth. The Fund had a slight under-weight in


                      THE ENTERPRISE Group of Funds, Inc.
60

--------------------------------------------------------------------------------
           Enterprise International Core Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


technology stocks versus the MSCI Index and is under-weight in Japan as Nicholas-Applegate identified better investment candidates elsewhere.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                          10/31/00      12/31/00

Enterprise International Core Growth Fund - A            $ 9,524.00    $9,343.00
MSCI EAFE Index*                                         $10,000.00    $9,967.00
Lipper International Fund Index*                         $10,000.00    $9,936.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Core Growth Fund - A                10/31/00-12/31/00

With Sales Charge                                                  -6.57%
Without Sales Charge                                               -1.90%
MSCI EAFE Index*                                                   -0.33%
Lipper International Fund Index*                                   -0.65%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Core Growth Fund - B                10/31/00-12/31/00

With Sales Charge                                                  -6.90%
Without Sales Charge                                               -2.00%
MSCI EAFE Index*                                                   -0.33%
Lipper International Fund Index*                                   -0.65%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Core Growth Fund - C                10/31/00-12/31/00

With Sales Charge                                                  -2.98%
Without Sales Charge                                               -2.00%
MSCI EAFE Index*                                                   -0.33%
Lipper International Fund Index*                                   -0.65%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Core Growth Fund - Y                10/31/00-12/31/00

Cumulative Return                                                  -1.80%
MSCI EAFE Index*                                                   -0.33%
Lipper International Fund Index*                                   -0.65%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,032 companies traded on 20 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper International Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper International fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise International Core Growth Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


Industry classifications for the portfolio as a percentage of total market value at December 31, 2000 are as follows:
(unaudited)



Industry
Aerospace                            1.10%    Financial Services                       5.60%
Airlines                             2.80%    Insurance Services                       7.50%
Biotechnology                        1.40%    Machinery/Equipment                      1.30%
Building Materials                   1.30%    Manufacturing                            1.80%
Chemicals                            0.90%    Metals                                   1.10%
Commercial/Industrial Services       7.00%    Regional/Commercial Banks                3.30%
Computer/Office Automation           1.50%    Retail Trade                             2.80%
Consumer Durables                    3.40%    Semiconductor/Electronic Component       0.90%
Consumer Non-Durables                5.80%    Software                                 1.10%
Consumer Services                    1.50%    Telecommunications Equipment             4.70%
Drugs/Pharmaceuticals                6.40%    Utilities                                6.90%
Energy                              11.40%    Cash/Other                              18.50%
                                                                                     ------
                                              Total                                  100.00%
                                                                                     ======



                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
62

--------------------------------------------------------------------------------
                   Enterprise International Core Growth Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Common Stocks -- 73.52%
----------------------------------------------------------------------
Belgium -- 0.66%
----------------------------------------------------------------------
Interbrew (a) ..........................   500            $ 17,428
Brazil -- 1.04%
----------------------------------------------------------------------
Embratel Participacoes (ADR) ...........   700              10,981
Petroleo Brasileiro (ADR) (a) ..........   300               7,575
Tele Norte Leste Participacoes (ADR) ...   400               9,125
                                                          --------
                                                            27,681
Canada -- 6.22%
----------------------------------------------------------------------
Alberta Energy Company Ltd. ............   500              23,929
Anderson Exploration Ltd. (a) .......... 1,100              24,965
Ballard Power Systems Inc. (a) .........   300              18,947
Manulife Financial Corporation .........   800              25,100
Nortel Networks Corporation ............   800              25,650
Precision Drilling Corporation (a) .....   600              22,537
Research In Motion Ltd. (a) ............   300              24,000
                                                          --------
                                                           165,128
Denmark -- 0.68%
----------------------------------------------------------------------
Novo Nordisk (Class B) .................   100              17,941
Finland -- 0.82%
----------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ......   500              21,750
France -- 10.40%
----------------------------------------------------------------------
Accor ..................................   400              16,902
AGF (Assurances Generales de France)....   300              20,846
Alcatel ................................   400              22,724
Dassault Systemes ......................   200              13,709
Group Danone ...........................   200              30,161
Rhone-Poulenc ..........................   300              26,339
Sanofi-Synthelabo ......................   400              26,668
Schneider Electric .....................   300              21,888
Suez Lyonnaise des Eaux ................   200              36,527
TotalFinaElf ...........................   200              29,747
Vivendi Environnement (a) ..............   700              30,564
                                                          --------
                                                           276,075
Germany -- 6.67%
----------------------------------------------------------------------
Bayerische Motoren Werke ...............   700              22,940
Deutsche Lufthansa ..................... 1,300              33,508
Dresdner Bank ..........................   400              17,447
E.On ...................................   400              24,339
Ergo Versicherungs Gruppe ..............   100              16,902
Muenchener Rueckvers ...................   100              35,781
Siemens ................................   200              26,142
                                                          --------
                                                           177,059
Hong Kong -- 2.51%
----------------------------------------------------------------------
Cheung Kong Holdings Ltd. .............. 2,000              25,578
Citic Pacific Ltd. ..................... 1,000               3,545
Hutchison Whampoa Ltd. ................. 3,000              37,405
                                                          --------
                                                            66,528

                                             Number
                                           of Shares
                                          or Principal
                                             Amount         Value
Israel -- 1.33%
----------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) .............................   100            $ 13,356
Teva Pharmaceutical Industries Ltd.
  (ADR) ................................   300              21,975
                                                          --------
                                                            35,331
Ireland -- 1.49%
----------------------------------------------------------------------
Allied Irish Banks ..................... 1,800              20,874
Elan Corporation (ADR) (a) .............   400              18,725
                                                          --------
                                                            39,599
Italy -- 3.81%
----------------------------------------------------------------------
Alleanza Assicurazioni ................. 1,500              23,902
Edison ................................. 1,800              20,113
ENI .................................... 3,800              24,264
Finmeccanica ........................... 9,700              11,076
RAS (Riunione Adriaticadi Sicurta) ..... 1,400              21,836
                                                          --------
                                                           101,191
Japan -- 12.01%
----------------------------------------------------------------------
Daikin Industries Ltd. ................. 1,000              19,244
Fast Retailing Company .................   100              19,577
Fujitsu Support & Service Inc. .........   100               6,744
Furukawa Electric Company Ltd. ......... 1,000              17,451
Itochu Techno-Science Corporation ......   200              37,071
Japan Air Lines Company Ltd. ........... 3,000              13,725
Komatsu Ltd. ........................... 2,000               8,835
Mitsubishi-Electric Corporation ........ 1,000               6,149
Mitsui Fudosan Company Ltd. ............ 1,000               9,928
NEC Corporation ........................ 1,000              18,282
Nippon Sheet Glass Company Ltd. ........ 1,000              12,194
Nippon Steel Corporation ............... 5,000               8,266
NTT Corporation ........................     1               7,199
Nomura Securities Company Ltd. ......... 1,000              17,976
Pioneer Corporation .................... 1,000              26,680
Sanyo Electric Company Ltd. ............ 2,000              16,620
Sony Corporation .......................   200              13,821
Takeda Chemical Industries ............. 1,000              59,132
                                                          --------
                                                           318,894
Mexico -- 0.68%
----------------------------------------------------------------------
Telefonos de Mexico (ADR) ..............   400              18,050
Netherlands -- 3.75%
----------------------------------------------------------------------
Akzo Nobel .............................   400              21,484
ING Groep ..............................   300              23,967
Koninklijke Ahold ......................   600              19,359
Koninklijke Numico .....................   400              20,132
QIAGEN (a) .............................   400              14,536
                                                          --------
                                                            99,478
Portugal -- 1.06%
----------------------------------------------------------------------
Electricidade de Portugal .............. 8,500              28,095


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise International Core Growth Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Singapore -- 1.28%
--------------------------------------------------------------------------
Flextronics International Ltd. (a) .......       500        $   14,250
Singapore Airlines Ltd. ..................     2,000            19,861
                                                            ----------
                                                                34,111
Sweden -- 1.66%
--------------------------------------------------------------------------
Nordbanken Holdings ......................     3,100            23,482
Svenska Handelsbanken (Series A) .........     1,200            20,532
                                                            ----------
                                                                44,014
Switzerland -- 1.73%
--------------------------------------------------------------------------
Nestle ...................................         5            11,660
UBS ......................................       100            16,318
Zurich Financial Services ................        30            18,083
                                                            ----------
                                                                46,061
United Kingdom -- 13.34%
--------------------------------------------------------------------------
BAA ......................................     2,100            19,406
BAE Systems ..............................     2,800            15,994
BG Group .................................     4,600            18,021
BP Amoco .................................     1,700            13,727
British American Tobacco .................     2,300            17,531
Centrica .................................     5,100            19,770
CMG ......................................       700             9,368
Corus Group ..............................    16,900            17,816
Diageo ...................................     1,700            19,065
Energis (a) ..............................     2,100            14,131
HSBC Holdings ............................     1,000            14,872
Lattice Group (a) ........................     8,800            19,870
National Grid Group ......................     1,900            17,288
Reckitt & Benckiser ......................     1,700            23,437
Reuters Group (ADR) ......................       200            19,700
Royal Bank of Scotland Group .............       900            21,290
Shell Transportation & Trading
  Company ................................     1,700            13,956
Tesco ....................................     7,000            28,549
Vodafone Group ...........................     8,300            30,469
                                                            ----------
                                                               354,260

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
United States -- 2.38%
--------------------------------------------------------------------------
Santa Fe International Corporation .......       500        $   16,031
Schlumberger Ltd. ........................       200            15,988
Transocean Sedco Forex Inc. ..............       300            13,800
XL Capital Ltd. (Class A) ................       200            17,475
                                                            ----------
                                                                63,294
                                                            ----------
Total Common Stocks
(Identified cost $1,943,495)...............................  1,951,968
--------------------------------------------------------------------------

Repurchase Agreements -- 19.58%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $520,347
  Collateral: U.S. Treasury Note
  $485,000, 7.875% due 11/15/04,
  Value $540,449 ......................... $520,000            520,000
                                                            ----------
Total Repurchase Agreements
(Identified cost $520,000).................................   520,000
--------------------------------------------------------------------------

Total Investments
(Identified cost $2,463,495)............................... $2,471,968

Other Assets Less Liabilities -- 6.90% ....................
                                                               183,122
                                                            ----------
Net Assets -- 100% ........................................ $2,655,090
--------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipts.


See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
64

--------------------------------------------------------------------------------
                      Enterprise Emerging Countries Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The objective of the Enterprise Emerging Countries Fund is to seek long-term capital appreciation.


Investment Strategies


The Emerging Countries Fund normally invests at least 65 percent of its assets in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The subadviser further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The subadviser currently selects portfolio securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Fund may invest up to 35 percent of its assets in U.S. companies. The Fund normally will invest at least 75 percent of its assets in equity securities.


The Fund seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the subadviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes. The subadviser will allocate Fund assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 200 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets.


2000 Performance Review


The Fund commenced operations on October 31, 2000.


Stock selection in South Korea, as well as not being invested in Malaysia where the Index had a 6.9 percent weighting, boosted the Fund's return during its first two months of operations. On the sector level, holdings in the health-technology sector, where the Fund had an over-weight position relative to the benchmark, positively affected performance. Factors that contributed negatively to returns included stock selection and over-weighting in the technology, consumer services and energy sectors, as well as holdings in Israel and China, where the Fund had over-weight positions.


Based on company-by-company considerations, the Fund had a slight over-weighting in Latin America, at 26.9 percent, versus the Index's weighting of 25.8 percent as of December 31, 2000. The Fund's biggest positions were in Mexico and Brazil. The Fund had under-weight positions in Asia and the Emerging Europe, Middle East, and Africa region as Nicholas-Applegate uncovered better candidates elsewhere.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Emerging Countries Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                                       10/31/00         12/31/00

Enterprise Emerging Countries Fund - A                $ 9,524.00       $8,610.00
MSCI EMF Index*                                       $10,000.00       $9,346.00
Lipper Emerging Market Fund Index*                    $10,000.00       $9,424.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Emerging Countries Fund - A                     10/31/00-12/31/00

With Sales Charge                                               -13.90%
Without Sales Charge                                             -9.60%
MSCI EMF Index*                                                  -6.54%
Lipper Emerging Market Fund Index*                               -5.76%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Emerging Countries Fund - B                     10/31/00-12/31/00

With Sales Charge                                               -14.22%
Without Sales Charge                                             -9.70%
MSCI EMF Index*                                                  -6.54%
Lipper Emerging Market Fund Index*                               -5.76%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Emerging Countries Fund - C                     10/31/00-12/31/00

With Sales Charge                                               -10.60%
Without Sales Charge                                             -9.70%
MSCI EMF Index*                                                  -6.54%
Lipper Emerging Market Fund Index*                               -5.76%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Emerging Countries Fund - Y                     10/31/00-12/31/00

Cumulative Return                                                -9.50%
MSCI EMF Index*                                                  -6.54%
Lipper Emerging Market Fund Index*                               -5.76%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) is an unmanaged index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Emerging Market Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Emerging Market fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


                      THE ENTERPRISE Group of Funds, Inc.
66

--------------------------------------------------------------------------------
               Enterprise Emerging Countries Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


The Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Emerging Countries Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                     Number
                                                   of Shares
                                                  or Principal
                                                     Amount       Value
Foreign Stocks and Equity Linked Notes -- 76.88%
--------------------------------------------------------------------------
Airlines -- 0.74%
--------------------------------------------------------------------------
Hong Kong -- 0.74%
--------------------------------------------------------------------------
China Southern Airline Company Ltd. (a)            102,000     $31,059
Banking -- 10.14%
--------------------------------------------------------------------------
Brazil -- 1.81%
--------------------------------------------------------------------------
Unibanco - Uniao de Bancos Brasileiros .........     2,600      76,537
Korea -- 0.34%
--------------------------------------------------------------------------
Housing & Commercial Bank ......................       210       4,764
Kookmin Bank ...................................       800       9,423
Mexico -- 3.04%
--------------------------------------------------------------------------
Grupo Financiero Banamex Accival (a) ...........    78,000     128,175
Singapore -- 1.34%
--------------------------------------------------------------------------
DBS Group Holdings Ltd. ........................     5,000      56,582
Thailand -- 2.35%
--------------------------------------------------------------------------
Siam Commercial Bank Public Company
  Ltd. (a) .....................................   145,200      71,931
Thai Farmers Bank Public Company
  Ltd. (a) .....................................    54,600      27,048
Turkey -- 0.11%
--------------------------------------------------------------------------
Finansbank ..................................... 2,693,000       4,721
Greece -- 1.15%
--------------------------------------------------------------------------
Alpha Bank .....................................     1,400      48,415
                                                               -------
                                                               427,596
Broadcasting -- 3.61%
--------------------------------------------------------------------------
Mexico -- 3.61%
--------------------------------------------------------------------------
Grupo Televisa (ADR) (a) .......................       400      17,975
TV Azteca (ADR) ................................    13,500     134,156
                                                               -------
                                                               152,131
Chemicals -- 2.30%
--------------------------------------------------------------------------
India -- 2.30%
--------------------------------------------------------------------------
Reliance Industries Ltd. .......................     6,000      97,200
Communications -- 1.23%
--------------------------------------------------------------------------
Singapore -- 1.23%
--------------------------------------------------------------------------
Datacraft Asia Ltd. ............................    11,000      51,920
Computer Hardware -- 1.57%
--------------------------------------------------------------------------
Israel -- 0.49%
--------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd. (a) .........     1,500      20,906
Taiwan -- 1.08%
--------------------------------------------------------------------------
Compal Electronics Inc. ........................     6,500      45,500
                                                               -------
                                                                66,406

                                                     Number
                                                   of Shares
                                                  or Principal
                                                     Amount       Value
Computer Software -- 6.61%
--------------------------------------------------------------------------
India -- 0.58%
--------------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (Infosys Technologies Ltd.) (l) ..............       200     $24,400
Israel -- 2.85%
--------------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) .....................................       900     120,206
Malaysia -- 0.97%
--------------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (NIIT Ltd.) (l) ..............................     1,200      40,881
Poland -- 0.70%
--------------------------------------------------------------------------
Prokom Software ................................       700      29,474
United Kingdom -- 1.51%
--------------------------------------------------------------------------
Dimension Data Holdings (a) ....................     9,400      63,851
                                                               -------
                                                               278,812
Consumer Products -- 6.36%
--------------------------------------------------------------------------
Hong Kong -- 1.94%
--------------------------------------------------------------------------
Li & Fung Ltd. .................................    16,000      29,027
Shanghai Industrial Holdings Ltd. ..............    29,000      52,983
Malaysia -- 2.77%
--------------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (Hindustan Lever Ltd.) (l) ...................    26,400     116,714
Mexico -- 1.65%
--------------------------------------------------------------------------
Coca-Cola Femsa (ADR) ..........................     3,100      69,363
                                                               -------
                                                               268,087
Containers/Packaging -- 0.70%
--------------------------------------------------------------------------
Hong Kong -- 0.70%
--------------------------------------------------------------------------
Cosco Pacific Ltd. .............................    38,000      29,476
Electrical Equipment -- 2.23%
--------------------------------------------------------------------------
Hong Kong -- 2.23%
--------------------------------------------------------------------------
Hong Kong Electric Holdings Inc. ...............    25,500      94,158
Electronics -- 1.69%
--------------------------------------------------------------------------
Israel -- 0.27%
--------------------------------------------------------------------------
Orbotech Ltd. (a) ..............................       300      11,194
Korea -- 0.50%
--------------------------------------------------------------------------
Samsung Electronics ............................       170      21,233
Taiwan -- 0.92%
--------------------------------------------------------------------------
United Microelectronics Corporation
  (ADR) (a) ....................................     4,700      38,775
                                                               -------
                                                                71,202

                      THE ENTERPRISE Group of Funds, Inc.
68

--------------------------------------------------------------------------------
               Enterprise Emerging Countries Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Finance -- 0.12%
-----------------------------------------------------------------------
Korea -- 0.12%
-----------------------------------------------------------------------
Kookmin Credit Card Company Ltd. (a) ......            220 $    4,852
Food, Beverages & Tobacco -- 1.82%
-----------------------------------------------------------------------
Malaysia -- 1.82%
-----------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (ITC Ltd.) (l) ..........................     4,000          76,828
Metals & Mining -- 1.93%
-----------------------------------------------------------------------
South Africa -- 1.93%
-----------------------------------------------------------------------
Impala Platinum Holdings Ltd. .............     1,600          81,533
Oil Services -- 9.30%
-----------------------------------------------------------------------
Brazil -- 2.93%
-----------------------------------------------------------------------
Petroleo Brasileiro (ADR) (a) .............     4,900         123,725
Hong Kong -- 4.19%
-----------------------------------------------------------------------
Hong Kong & China Gas Company Inc. ........    67,600          99,671
PetroChina Company Ltd. ...................   462,000          77,003
Mexico -- 0.75%
-----------------------------------------------------------------------
Tubos de Acero de Mexico (ADR) ............     2,200          31,460
Russia -- 1.43%
-----------------------------------------------------------------------
Surgutneftegaz (ADR) ......................     5,800          60,320
                                                           ----------
                                                              392,179
Pharmaceuticals -- 4.88%
-----------------------------------------------------------------------
Croatia -- 0.53%
-----------------------------------------------------------------------
Pliva (GDR) (a) ...........................     1,900          22,554
Hungary -- 1.40%
-----------------------------------------------------------------------
Gedeon Richter ............................     1,000          59,156
Israel -- 2.95%
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd. (a) ...       700          21,744
Teva Pharmaceutical Industries Ltd.
  (ADR) ...................................     1,400         102,550
                                                           ----------
                                                              206,004
Retail -- 1.83%
-----------------------------------------------------------------------
Hong Kong -- 0.70%
-----------------------------------------------------------------------
Giordano International Ltd. ...............    64,000          29,540
Mexico -- 1.13%
-----------------------------------------------------------------------
Wal-Mart de Mexico (a) ....................    24,000          47,675
                                                           ----------
                                                               77,215
Semiconductors -- 1.15%
-----------------------------------------------------------------------
Taiwan -- 1.15%
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Company Ltd. (ADR) (a) ..................     2,800          48,300


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Telecommunications -- 18.67%
-----------------------------------------------------------------------
Brazil -- 7.17%
-----------------------------------------------------------------------
Embratel Participacoes (ADR) ..............     7,100      $  111,381
Tele Norte Leste Participacoes (ADR) ......     4,300          98,094
Telecomunicacoes Brasileiras (ADR) ........     1,200          87,450
Telesp Celular Participacoes (ADR) ........       200           5,400
China -- 2.83%
-----------------------------------------------------------------------
China Unicom Ltd. (ADR) (a) ...............     8,100         119,475
Czech Republic -- 0.32%
-----------------------------------------------------------------------
Cseke Radiokomunikace (GDR) (a)
  (144A) ..................................       400          13,400
Hong Kong -- 3.24%
-----------------------------------------------------------------------
China Mobile Ltd. .........................    25,000         136,544
Korea -- 0.82%
-----------------------------------------------------------------------
Korea Telecom Corporation .................       160           8,474
SK Telecom Company Ltd. ...................       130          26,000
Malaysia -- 0.71%
-----------------------------------------------------------------------
CSFB Equity Linked Participation Notes
  (Himachal Futuristic Communications
  Ltd.) (l) ...............................     1,100          30,091
Mexico -- 1.66%
-----------------------------------------------------------------------
Carso Global Telecom ......................    20,000          38,274
Telefonos de Mexico (ADR) .................       700          31,587
Poland -- 1.33%
-----------------------------------------------------------------------
Telekomunikacja Polska ....................     8,400          56,102
Turkey -- 0.06%
-----------------------------------------------------------------------
Netas Northern Electric Telekomu-
  nikasyon ................................    23,000           2,368
Greece -- 0.53%
-----------------------------------------------------------------------
Intracom ..................................     1,000          22,595
                                                           ----------
                                                              787,235
                                                           ----------
Total Foreign Stocks
and Equity Linked Notes
(Identified cost $3,289,454).............................   3,242,193
-----------------------------------------------------------------------

Foreign Preferred Stock -- 1.08%
-----------------------------------------------------------------------
Italy -- 1.08%
-----------------------------------------------------------------------
Banking -- 1.08%
-----------------------------------------------------------------------
Banco Itau ................................   480,000          45,538
                                                           ----------
Total Foreign Preferred Stock
(Identified cost $42,928)................................      45,538
--------------------------------------------------------- -------------


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Emerging Countries Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Repurchase Agreement -- 26.20%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $1,105,737
  Collateral: U.S. Treasury Bond
  $850,000, 8.125% due 08/15/19
  Value $1,155,679..................  $1,105,000    $1,105,000
                                                    ----------
Total Repurchase Agreement
(Identified cost $1,105,000)....................     1,105,000
--------------------------------------------------------------
Total Investments
(Identified cost $4,437,382)....................   $ 4,392,731
Other Assets Less Liabilities -- (4.16)%              (175,545)
                                                   -----------
Net Assets -- 100% .............................   $ 4,217,186
--------------------------------------------------------------


(a)    Non-income producing security.
(l) Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the Fund to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.
(ADR)  American Depository Receipt.
(GDR)  Global Depository Receipt.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


See notes to financial statements.





                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
70

--------------------------------------------------------------------------------
                           Enterprise Internet Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Fred Alger Management, Inc.
New York, New York


Investment Management

Fred Alger Management, Inc. ("Alger"), which has approximately $18.4 billion in assets under management, became the subadviser to the Fund on July 1, 1999. Alger's normal investment minimum is $5 million.


Investment Objective

The investment objective of the Enterprise Internet Fund is to seek long-term capital appreciation.


Investment Strategies

Under normal conditions, the Internet Fund will invest at least 65 percent of its assets in the equity securities of companies in the Internet, Intranet and "high tech" sectors. In choosing which companies' stock the Fund should purchase, the subadviser invests in those companies listed on a U.S. securities exchange or Nasdaq which are engaged in the research, design, development or manufacturing, or engaged to a significant extent in the business of distributing products, processes or services for use with Internet or Intranet related businesses. The Fund may also invest in other "high tech" companies. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. An intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high tech" companies may include firms in the computer, communication, video, electronic, office and factory automation and robotic sectors.


2000 Performance Review

The stock market experienced an extremely volatile and largely negative year in 2000. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve (the "Fed") raised rates 0.25 percent on February 2nd.


February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The re-emergence of growth stocks, combined with the continued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market. While the media was shining a spotlight on "new economy" stocks during February, March rolled around and the market quickly changed its pace, with the Dow advancing while the Nasdaq was retreating. The Fed also bumped interest rates by another 0.25 percent on March 21st, adding to interest rate fears.


Alarmingly, on April 4th, the Nasdaq fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the Nasdaq continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3,227. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The Nasdaq's plummet began anew during May, before finally bottoming at 3,043 on May 24th.


Despite the Fed's 0.50 percent rate hike in May, most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the Nasdaq returned in excess of 33 percent, before retreating somewhat at the end of June. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Unfortunately, the market could not maintain its traction during July. Both the Nasdaq and the Dow traded within a relatively tight range throughout the month, with the Nasdaq being more volatile and under-performing the Dow.


During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetite for equities was reinvigorated. Unfortunately, the market's rally was not sustainable. As the calendar shifted into September, most equities began to sell off. Fearing the potential


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.


The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy has slowed dramatically. Furthermore, throughout most of November, the price of oil continued to rise and the euro continued to drop. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating.


The month of December began with some promise for equity markets. As the election drama neared a conclusion, the price of crude oil plunged dramatically and the euro recovered some of its losses. Throughout the first part of the month growth stocks rallied, with the Nasdaq appreciating more than 10 percent on December 5th alone. Once again, however, the optimism was short-lived, and the rally stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths.


The year 2000 was not an especially good year for investors in the Enterprise Internet Fund. The Fund's Class A shares returned -51.10 percent (before load), under-performing the S&P 500. Unfortunately, the aggressive style inherent to the Fund made it extremely susceptible to the weak performance of most segments of the market. Firstly, Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Secondly, the Fund maintained a large-cap bias throughout the year, consistently maintaining a weighted average market capitalization above $40 billion, in a period where some small and mid-cap counterparts fared better. Finally, being a sector fund, the Fund was close to fully invested in technology companies throughout. In sum, the Fund's growth- stock bias, large-cap bias and inherent technology bias all served as a detriment to the performance of the Enterprise Internet Fund in 2000. Nonetheless, the Fund performed admirably relative to many of its Internet sector fund peers.



                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
72

--------------------------------------------------------------------------------
                    Enterprise Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                        Growth of a $10,000.00 Investment

                                                     7/1/99           12/31/99          12/31/00
    Enterprise Internet Fund - A                   $ 9,524.00        $30,552.00        $14,940.00
    S&P 500 Index*                                 $10,000.00        $10,770.00        $ 9,790.00
    Lipper Science & Technology Fund Index*        $10,000.00        $16,798.00        $11,713.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Internet Fund - A                    1 Year       7/1/99-12/31/00

    With Sales Charge                              -53.42%            30.65%
    Without Sales Charge                           -51.10%            34.97%
    S&P 500 Index*                                  -9.11%            -1.40%
    Lipper Science & Technology Fund Index*        -30.27%            11.08%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Internet Fund - B                    1 Year       7/1/99-12/31/00

    With Sales Charge                              -53.77%            32.03%
    Without Sales Charge                           -51.34%            34.33%
    S&P 500 Index*                                  -9.11%            -1.40%
    Lipper Science & Technology Fund Index*        -30.27%            11.08%

                          Average Annual Total Returns
                        Periods ending December 31, 2000


    Enterprise Internet Fund - C                    1 Year       7/1/99-12/31/00

    With Sales Charge                              -51.86%            34.27%
    Without Sales Charge                           -51.37%            34.27%
    S&P 500 Index*                                  -9.11%            -1.40%
    Lipper Science & Technology Fund Index*        -30.27%            11.08%


                          Average Annual Total Returns
                        Periods ending December 31, 2000

    Enterprise Internet Fund - Y                    1 Year       7/1/99-12/31/00

    Cumulative Return                              -50.84%            35.72%
    S&P 500 Index*                                  -9.11%            -1.40%
    Lipper Science & Technology Fund Index*        -30.27%            11.08%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Science & Technology Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Despite recent market weakness, Alger is extremely optimistic about the potential that exists for equity markets in the coming year. The economy has already experienced a slight recovery in the value of the Euro, a significant drop in oil prices and a resolution to the Presidential election. Most importantly, however, the January 3rd interest rate cut by the Fed clearly indicates a reversal in its priority of concerns. Alger believes that it is probable that the move will be the first in a series of cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and Alger believes that declining interest rates will have the biggest impact on the stock market throughout 2001. Alger continues to be very bullish for 2001 and believes that 13,000 is a reasonable target for the Dow by March 31 and that the Nasdaq is likely to top the 4,000 level again by the end of the coming year.


While technology stocks continue to be an integral part of the Fund, their allocation within the Fund has been reduced somewhat. Clearly, the Fund is now far more diversified than it has been in recent months. Alger's reliance on comprehensive, in-house fundamental research will help ensure the Fund remains stocked with the most appealing growth investments, both inside and outside of the technology sector.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


The Enterprise Internet Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Fund.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
74

--------------------------------------------------------------------------------
                           Enterprise Internet Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Number
                                           of Shares
                                          or Principal
                                             Amount           Value
Domestic Common Stocks -- 90.60%
-------------------------------------------------------------------------
Broadcasting -- 1.47%
-------------------------------------------------------------------------
Gemstar-TV Guide
  International, Inc. (a) ..............      70,000      $  3,228,750
Business Services -- 3.96%
-------------------------------------------------------------------------
Ariba Inc. (a) .........................     163,000         8,740,875
Communications -- 2.57%
-------------------------------------------------------------------------
PMC-Sierra Inc. (a) ....................      20,825         1,637,366
Redback Networks, Inc. (a) .............      98,250         4,028,250
                                                          ------------
                                                             5,665,616
Computer Hardware -- 13.27%
-------------------------------------------------------------------------
Cisco Systems Inc. (a) .................     284,000        10,863,000
Dell Computer Corporation (a) ..........     350,000         6,103,125
EMC Corporation (a) ....................     185,000        12,302,500
                                                          ------------
                                                            29,268,625
Computer Services -- 9.60%
-------------------------------------------------------------------------
America Online Inc. (a) ................     180,000         6,264,000
Juniper Networks Inc. (a) ..............      60,000         7,563,750
Sun Microsystems Inc. (a) ..............     264,000         7,359,000
                                                          ------------
                                                            21,186,750
Computer Software -- 29.98%
-------------------------------------------------------------------------
Adobe Systems Inc. .....................       5,000           290,937
Agile Software Corporation (a) .........     109,200         5,391,750
Commerce One Inc. (a) ..................     310,000         7,846,875
i2 Technologies Inc. (a) ...............     180,000         9,787,500
Informatica Corporation (a) ............      28,000         1,107,750
MatrixOne Inc. (a) .....................     100,000         1,818,750
Microsoft Corporation (a) ..............     210,000         9,108,750
Openwave Systems Inc. (a) ..............     157,425         7,546,561
Oracle Corporation (a) .................     340,000         9,881,250
PeopleSoft Inc. (a) ....................     336,000        12,495,000
RealNetworks Inc. (a) ..................     100,000           868,750
                                                          ------------
                                                            66,143,873
Electronics -- 6.44%
-------------------------------------------------------------------------
Rambus Inc. (a) ........................      50,000         1,806,250
Sanmina Corporation (a) ................      73,400         5,624,275
Solectron Corporation (a) ..............     200,000         6,780,000
                                                          ------------
                                                            14,210,525
Misc. Financial Services -- 1.76%
-------------------------------------------------------------------------
The Charles Schwab Corporation .........     137,000         3,887,375
Retail -- 5.20%
-------------------------------------------------------------------------
Coach Inc. (a) .........................      20,000           575,000
eBay Inc. (a) ..........................     330,000        10,890,000
                                                          ------------
                                                            11,465,000
Semiconductors -- 1.75%
-------------------------------------------------------------------------
Intel Corporation ......................      85,600         2,573,350
Linear Technology Corporation ..........      28,000         1,295,000
                                                          ------------
                                                             3,868,350

                                             Number
                                           of Shares
                                          or Principal
                                             Amount           Value
Technology -- 1.97%
-------------------------------------------------------------------------
Extreme Networks Inc. (a) ..............     111,000      $  4,342,875
Telecommunications -- 12.29%
-------------------------------------------------------------------------
Amdocs Ltd. (a) ........................     110,000         7,287,500
CIENA Corporation (a) ..................     150,000        12,187,500
SBC Communications Inc. ................     160,050         7,642,388
                                                          ------------
                                                            27,117,388
Wireless Communications -- 0.34%
-------------------------------------------------------------------------
Novatel Wireless Inc. (a) ..............      60,000           742,500
                                                          ------------
Total Domestic Common Stocks
(Identified cost $289,477,025)........................     199,868,502
-------------------------------------------------------------------------
Foreign Common Stock -- 3.99%
-------------------------------------------------------------------------
Computer Software -- 3.99%
-------------------------------------------------------------------------
Research In Motion Ltd. (a) ............     110,000         8,800,000
                                                          ------------
Total Foreign Common Stock
(Identified cost $11,732,845).........................       8,800,000
-------------------------------------------------------------------------

Commercial Paper -- 4.06%
-------------------------------------------------------------------------
General Electric Capital Corporation,
  6.50% due 01/24/01 ................... $3,000,000          2,987,542
Nestle Capital Corporation 6.40%
  due 01/24/01 .........................  6,000,000          5,975,466
                                                          ------------
Total Commercial Paper
(Identified cost $8,963,008)..........................       8,963,008
-------------------------------------------------------------------------

Repurchase Agreement -- 2.23%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $4,922,279
  Collateral: U.S. Treasury Bond
  $4,230,000, 6.75% due 08/15/26,
  Value $5,125,457 .....................  4,919,000          4,919,000
                                                          ------------
Total Repurchase Agreement
(Identified cost $4,919,000)..........................       4,919,000
-------------------------------------------------------------------------

Total Investments
(Identified cost $315,091,878)........................
                                                          $222,550,510
Other Assets Less Liabilities -- (0.88)% .............
                                                            (1,934,237)
                                                          ------------
Net Assets -- 100% ...................................    $220,616,273
-------------------------------------------------------------------------

(a)    Non-income producing security.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise International Internet Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Fred Alger Management, Inc.
New York, New York


Investment Management


Fred Alger Management, Inc. ("Alger"), which has approximately $18.4 billion in assets under management, became the subadviser to the Fund on June 30, 2000, the Fund's inception date. Alger's normal investment minimum is $5 million.


Investment Objective


The investment objective of the Enterprise International Internet Fund is to seek long-term capital appreciation.


Investment Strategies


The Fund pursues its goal by investing primarily in foreign companies engaged in Internet or intranet related businesses. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in equity securities of foreign companies that are engaged in the research, design, development, and manufacturing of products, processes or services or engaged to a significant extent in the business of distributing such products, processes or services for use with the Internet or intranet related businesses and other "high tech" related industries. The Fund will invest in foreign equity securities and American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign shares. The Internet is a worldwide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web (the "Web"), which is a means of graphically interfacing with the Internet, is a hypertext based publishing medium containing text, graphics, interactive feedback mechanisms and links within Web documents and to other Web documents. The intranet is the application of Web tools and concepts to a company's internal documents and databases. Other "high-tech" companies may include firms in the computer, communications, video, electronics, office and factory automation and robotics sectors.


There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts.


The subadviser selects portfolio securities by evaluating a company's positioning or business model as well as its ability to grow and expand its activities via the Internet or achieve a greater competitive advantage in cost/profitability and brand image leveraging via the use of the Internet. The subadviser also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the subadviser looks at the amount of capital a company currently expends on research and development. The subadviser believes that dollars invested in research and development today frequently have a significant bearing on future growth.


2000 Performance Review


The International Internet Fund commenced operations on June 30, 2000. The International Internet Fund has now been in existence for two full quarters, and both foreign and domestic equity markets have experienced an extremely volatile and largely negative period in the six months since its inception. Preceding the Fund's June 30th inception, technology stocks and many foreign stocks were in the midst of a recovery. Unfortunately, the market could not maintain its traction during July. Both the Nasdaq and the Dow traded within a relatively tight range throughout the month, with the Nasdaq being more volatile and under-performing the Dow.


During August, many growth stocks recovered dramatically. Encouraged by a variety of economic data indicating that the economy was indeed slowing, investors' appetite for equities was reinvigorated. Unfortunately, the market's



                      THE ENTERPRISE Group of Funds, Inc.
76

--------------------------------------------------------------------------------
             Enterprise International Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


rally was not sustainable. As the calendar shifted into September, most equities began to sell off. Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indices drifted downward and value stocks outperformed growth stocks.


The month of November brought no relief to the besieged markets. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy has slowed dramatically. Furthermore, throughout most of November, the price of oil continued to rise and the euro continued to drop. However, clearly the most significant event during November was the remarkable November 7th election and its undetermined outcome. Predictably, the market responded poorly to the unprecedented political turmoil. Most market indices continued to drop steadily throughout November, with growth stocks taking a severe beating.


The month of December began with some promise for equity markets. As the election drama neared a conclusion, the price of crude oil plunged dramatically and the euro recovered some of its losses. Throughout the first part of the month growth stocks rallied, with the Nasdaq appreciating more than 10 percent on December 5th alone. Once again, however, the optimism was short-lived, and the rally stalled by mid-month. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indices reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths.


The second half of 2000 was not an especially good period for investors in the Enterprise International Internet Fund. The Fund's Class A Shares returned -41.50 percent (before load) since inception, under-performing the MSCI World Index. Unfortunately, the aggressive style inherent to the Fund made it extremely susceptible to the weak performance of most segments of the market. Firstly, Alger's growth stock philosophy impaired returns during a period in which value strongly outperformed growth. Secondly, the Fund was primarily exposed to foreign stocks during a period in which many foreign stocks suffered losses as significant as their domestic counterparts. Finally, the Fund was close to fully invested in technology companies throughout.


On a more specific note, pure play Internet stocks continued to do very poorly in the fourth quarter, with investors concerned about valuations and lack of profitability in most Internet pure plays. While the Fund was not significantly invested in pure play Internet companies, its holdings in Internet infrastructure companies were impacted along with the Internet sector. In addition, optical networking stocks performed very poorly in the fourth quarter, as results at Nortel Networks Corporation disappointed investors and raised concerns regarding the market strength for optical equipment. The Fund's significant holdings in optical networking companies were negatively impacted. Also, high costs for 3G (third generation) wireless licenses in Europe caused wireless telecommunications services stocks to perform poorly in the fourth quarter. Investors questioned the ability of service providers to recoup the investments in these licenses and their network to provide new wireless data services. Telecommunications- equipment stocks also did not perform well. Meanwhile, in Asia, a slowing U.S. economy affected Asian semiconductor and foundry stocks, as expectations for stronger growth in the fourth quarter were not met in the personal computer industry.


In sum, the Fund's growth-stock bias, inherent foreign exposure and inherent technology bias have all served as a detriment to the performance of the Enterprise International Internet Fund since its inception.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
             Enterprise International Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                       6/30/00        12/31/00

Enterprise International Internet Fund - A            $ 9,524.00     $5,571.00
S&P 500 Index*                                        $10,000.00     $9,128.00
Lipper Science & Technology Fund Index*               $10,000.00     $6,401.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Internet Fund - A                 6/30/00-12/31/00

With Sales Charge                                              -44.29%
Without Sales Charge                                           -41.50%
S&P 500 Index*                                                  -8.72%
Lipper Science & Technology Fund Index*                        -35.99%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Internet Fund - B                 6/30/00-12/31/00

With Sales Charge                                              -44.71%
Without Sales Charge                                           -41.80%
S&P 500 Index*                                                  -8.72%
Lipper Science & Technology Fund Index*                        -35.99%


                            Cumulative Total Returns
                         Period ending December 31, 2000

Enterprise International Internet Fund - C                 6/30/00-12/31/00

With Sales Charge                                              -42.38%
Without Sales Charge                                           -41.80%
S&P 500 Index*                                                  -8.72%
Lipper Science & Technology Fund Index*                        -35.99%


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise International Internet Fund - Y                 6/30/00-12/31/00

Cumulative Return                                              -41.30%
S&P 500 Index*                                                  -8.72%
Lipper Science & Technology Fund Index*                        -35.99%



The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Science & Technology Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


The movements of both foreign equity markets and the Nasdaq affect most of the holdings in the International Internet Fund. Despite recent market weakness, Alger is extremely optimistic about the potential that exists for equity markets in the coming year. The economy has already experienced a slight recovery in the value of the euro, a significant drop in oil prices and a resolution to the Presidential election. Most importantly, however, the January 3rd interest rate cut by the Fed clearly indicates a reversal in its priority of concerns. Alger believes that it is probable that the move will be the first in a series of cuts. Historically, dropping interest rates have been an extremely positive indicator for the direction of the stock market, and Alger believes that declining interest rates will have the biggest impact on the stock market throughout 2001. Alger continues to be very bullish for 2001 and believes that 13,000 is a reasonable target for the Dow by March 31 and that the Nasdaq is likely to top the 4,000 level again by the end of the coming year.


Alger's reliance on comprehensive, in-house fundamental research will ensure the Fund remains stocked with the most appealing growth investments within the technology sector. The Fund is not likely to invest significantly in smaller second and third-world countries. While Alger is not entirely closed to looking at smaller markets, the better,


                      THE ENTERPRISE Group of Funds, Inc.
78

--------------------------------------------------------------------------------
             Enterprise International Internet Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


more significant investment opportunities tend to exist in the more advanced countries. Additionally, the Fund is also not likely to hedge against currency fluctuations in the near future. Currency hedging can be expensive and tends to eat away at long-term returns.


The Enterprise International Internet Fund is a sector fund that concentrates its equities in a specific industry, typically possessing higher risks associated with a less diversified portfolio. In addition, some
Internet-related stocks have shown extreme volatility; trading in a broad range of share prices daily and international investments include the risk of currency fluctuations, foreign taxation, differences in accounting standards, and political or economic instability.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions. In addition, forecasts of performance of the various market indices and economic indicators does not imply the future performance of any Enterprise Fund.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise International Internet Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Domestic Common Stocks -- 31.87%
----------------------------------------------------------------------
Computer Hardware -- 8.39%
----------------------------------------------------------------------
Cisco Systems Inc. (a) ...................   14,700       $  562,275
EMC Corporation (a) ......................   16,500        1,097,250
                                                          ----------
                                                           1,659,525
Computer Software -- 14.41%
----------------------------------------------------------------------
Commerce One Inc. (a) ....................   20,000          506,250
i2 Technologies Inc. (a) .................   18,000          978,750
Openwave Systems Inc. (a) ................   12,968          621,654
PeopleSoft Inc. (a) ......................   20,000          743,750
                                                          ----------
                                                           2,850,404
Telecommunications -- 9.07%
----------------------------------------------------------------------
Amdocs Ltd. (a) ..........................   17,000        1,126,250
CIENA Corporation (a) ....................    8,200          667,275
                                                          ----------
                                                           1,793,525
                                                          ----------
Total Domestic Common Stocks
(Identified cost $7,823,503)..............                 6,303,454
----------------------------------------------------------------------
Foreign Common Stocks -- 65.84%
----------------------------------------------------------------------
Broadcasting -- 3.28%
----------------------------------------------------------------------
Mexico -- 3.28%
----------------------------------------------------------------------
Grupo Televisa (ADR) (a) .................   14,450          649,347
Cable -- 3.20%
----------------------------------------------------------------------
Japan -- 3.20%
----------------------------------------------------------------------
Furukawa Electric Ltd. (ADR) .............    3,625          633,264
Computer Services -- 5.94%
----------------------------------------------------------------------
Hong Kong -- 1.61%
----------------------------------------------------------------------
Legend Holdings ..........................  506,000          317,884
Israel -- 3.14%
----------------------------------------------------------------------
Ceragon Networks Ltd (a) .................   51,550          621,822
Japan -- 1.19%
----------------------------------------------------------------------
Yahoo! Japan Corporation (a) .............        4          235,129
                                                          ----------
                                                           1,174,835
Computer Software -- 10.41%
----------------------------------------------------------------------
Canada -- 4.37%
----------------------------------------------------------------------
Research In Motion Ltd. (a) ..............   10,800          864,000
China -- 0.93%
----------------------------------------------------------------------
AsiaInfo Holdings Inc. (a) ...............   19,600          183,750

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Israel -- 2.57%
----------------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a) ...............................   3,800        $  507,538
Japan -- 2.54%
----------------------------------------------------------------------
Oracle Corporation Japan .................   1,800           336,791
Softbank Corporation .....................   4,800           166,690
                                                          ----------
                                                           2,058,769
Electronics -- 5.69%
----------------------------------------------------------------------
Japan -- 3.53%
----------------------------------------------------------------------
Sony Corporation (ADR) ...................  10,000           697,500
Singapore -- 2.16%
----------------------------------------------------------------------
Flextronics International Ltd. (a) .......  15,000           427,500
                                                          ----------
                                                           1,125,000
Manufacturing -- 1.52%
----------------------------------------------------------------------
Bermuda -- 1.52%
----------------------------------------------------------------------
Tyco International Ltd. ..................   5,400           299,700
Semiconductors -- 2.88%
----------------------------------------------------------------------
Bermuda -- 0.89%
----------------------------------------------------------------------
Marvell Technology Group Ltd. (a) ........   8,000           175,500
Ireland -- 1.99%
----------------------------------------------------------------------
Parthus Technologies (ADR) (a) ...........  15,000           393,750
                                                          ----------
                                                             569,250
Telecommunications -- 13.17%
----------------------------------------------------------------------
Canada -- 4.54%
----------------------------------------------------------------------
Nortel Networks Corporation ..............  28,000           897,750
Germany -- 5.94%
----------------------------------------------------------------------
ADVA (a) .................................  13,100           756,505
Crosswave Communications Inc. (ADR) ......  52,000           419,250
Israel -- 1.00%
----------------------------------------------------------------------
AudioCodes Ltd. (a) ......................  14,600           198,012
United Kingdom -- 1.69%
----------------------------------------------------------------------
Marconi (ADR) ............................  16,250           334,141
                                                          ----------
                                                           2,605,658
Wireless Communications -- 19.75%
----------------------------------------------------------------------
Finland -- 5.02%
----------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ........  22,800           991,800
Hong Kong -- 5.73%
----------------------------------------------------------------------
China Mobile Hong Kong Ltd (ADR) (a) .....  41,800         1,133,825

                      THE ENTERPRISE Group of Funds, Inc.
80

   ----------------------------------------------------------------------------
             Enterprise International Internet Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
   ----------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Japan -- 3.57%
---------------------------------------------------------------------------
NTT DoCoMo Inc. ..........................       41          $   706,526
United Kingdom -- 5.43%
---------------------------------------------------------------------------
Vodafone Group (ADR) .....................   30,000            1,074,375
                                                             -----------
                                                               3,906,526
                                                             -----------
Total Foreign Common Stocks
(Identified cost $19,402,909)...........................      13,022,349
---------------------------------------------------------------------------
Commercial Paper -- 2.02%
---------------------------------------------------------------------------
Zen Noh Unico America Corporation,
  6.50% due 01/17/01 ..................... $400,000              398,844
                                                             -----------
Total Commercial Paper
(Identified cost $398,844)..............................         398,844
---------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Repurchase Agreement -- 0.78%
---------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $154,103
  Collateral: U.S. Treasury Note
  $155,000, 6.625% due 05/31/02,
  Value $159,197.......................... $154,000          $   154,000
                                                             -----------
Total Repurchase Agreement
(Identified cost $154,000)................................       154,000
---------------------------------------------------------------------------
Total Investments
(Identified cost $27,779,256).............................   $19,878,647
Other Assets Less Liabilities -- (0.51)% .................      (100,305)
                                                             -----------
Net Assets -- 100% .......................................   $19,778,342
---------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.


                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                   Enterprise Global Financial Services Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Sanford C. Bernstein & Co., LLC
New York, New York


Investment Management


Sanford C. Bernstein & Co., LLC ("Sanford C. Bernstein"), which has approximately $10 billion in assets under management, became subadviser to the Fund on October 1, 1998. Sanford C. Bernstein's normal investment minimum is $5 million.


Investment Objective


The objective of the Enterprise Global Financial Services Fund is to seek capital appreciation.


Investment Strategies


The Global Financial Services Fund invests primarily in the domestic and foreign financial services industry by normally investing in companies domiciled in the U.S. and in at least three other countries. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50 percent of its revenues or earnings from financial services activities, or (ii) devoted at least 50 percent of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerage; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The subadviser selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.


2000 Performance Review


The Enterprise Global Financial Services Fund returned 21.90 percent (before load) in 2000 versus 20.0 percent for the MSCI financial services index, which is invested 70 percent in the U.S. and 30 percent in the GDP-weighted Europe, Australia, Far East index, half-hedged.


Stock selection increased relative returns in 2000, primarily because of holdings in the U.S. The Fund's over-weight in insurance worked to its advantage as investors recognized their attractive valuations and earnings prospects. The Fund's financial-guaranty insurance holdings gained favor with investors who were attracted to their consistent and predictable earnings stream in a market where companies announced earnings shortfalls with increasing frequency. The Fund's property and casualty insurance holdings were buoyed by evidence of rate increases that are expected to improve underwriting results in the next couple of years. Finally, a combination of mergers and acquisitions activity, a favorable interest-rate environment, and attractive valuations propelled life insurance stocks upward as well.


The Fund's regional bank holdings detracted from performance for the year. Deteriorating credit quality and weaker capital-markets activity caused some banks to issue profit warnings, pushing down stock prices. Sanford C. Bernstein believes that the regional banks are attractively valued, even assuming higher loan-loss provisions, and that they offer a more compelling investment opportunity than money center banks, investment banks, and brokerage firms. In particular, investment banks and brokers are more dependent on the volatile capital markets for revenues. Toward the end of the year, this over-weighting of regional banks began to pay off.

                      THE ENTERPRISE Group of Funds, Inc.
82

--------------------------------------------------------------------------------
           Enterprise Global Financial Services Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Outside the U.S., the Fund's holdings in the Netherlands, Switzerland, and the UK also turned in very strong performances. The Fund's Dutch holding, financial services firm ING Groep, rallied strongly as new management redeployed excess capital into operating activities through sensible acquisitions. The Fund's holdings in Switzerland did well as they reported improving results and strengthened their competitive positions through selective M&A activity. Finally, the Fund's insurance holdings in the UK turned in strong performances in response to an improving pricing environment. However, the Fund's holdings in Germany, Italy, and Japan detracted from performance. Sanford C. Bernstein believes that its holdings in these countries are attractively valued and that these stocks should outperform in the long run as investors recognize their true earnings potential. In Germany specifically, the elimination of the capital gains tax rate in 2002 and the resultant unwinding in cross holdings, as well as pension reform, bode well for financial-services stocks. Finally, the ongoing consolidation and restructuring in the Japanese financial sector should help the performance of the Fund's Japanese holdings.


Other macro factors impacted the performance of the Fund. Country selection enhanced relative returns in 2000, primarily because of the Fund's over-weight position in Canada. Currency management reduced relative performance. In a period when the U.S. dollar was strengthening, the Fund's over-weight position in foreign currencies reduced returns. The Fund's cash position reduced relative returns in 2000.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                                  10/1/98           12/31/98          12/31/99           12/31/00
Enterprise Global Financial Services Fund - A                    $ 9,524.00        $11,524.00        $10,947.00         $13,344.00
S & P 500 Index*                                                 $10,000.00        $12,129.00        $14,680.00         $13,343.00
Lipper Financial Services Fund Index*                            $10,000.00        $11,916.00        $11,393.00         $14,439.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Global Financial Services Fund - A    1 Year       10/1/98-12/31/00

With Sales Charge                                16.07%            13.68%
Without Sales Charge                             21.90%            16.18%
S & P 500 Index*                                 -9.11%            13.68%
Lipper Financial Services Fund Index*            26.74%            17.72%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Global Financial Services Fund - B    1 Year       10/1/98-12/31/00

With Sales Charge                                16.18%            13.93%
Without Sales Charge                             21.18%            15.43%
S & P 500 Index*                                 -9.11%            13.68%
Lipper Financial Services Fund Index*            26.74%            17.72%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Global Financial Services Fund - C    1 Year       10/1/98-12/31/00

With Sales Charge                                20.07%            15.49%
Without Sales Charge                             21.07%            15.49%
S & P 500 Index*                                 -9.11%            13.68%
Lipper Financial Services Fund Index*            26.74%            17.72%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Global Financial Services Fund - Y    1 Year       10/1/98-12/31/00

Annualized Return                                22.39%            16.65%
S & P 500 Index*                                 -9.11%            13.68%
Lipper Financial Services Fund Index*            26.74%            17.72%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Financial Services Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise Global Financial Services Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

Future Investment Strategy


The Fund's financial guaranty insurers continued to outperform in the fourth quarter. The consistent and predictable nature of their earnings streams has generated positive sentiment toward the sector in a period where earnings shortfalls are becoming commonplace. While credit quality and bankruptcy risk are becoming greater macroeconomic issues, the structure of the financial guaranty insurance contracts leave limited risk with the insurers. The financial guaranty insurers should still generate consistent earnings growth in a period of declining credit quality and provide a solid defensive position in a slowing economy.


The Fund's over-weight position in commercial property and casualty companies benefited from positive global pricing trends within the industry. Many of the Fund's insurance holdings are already beginning to see the benefits of these rate increases in the form of improving underwriting results. With price increases continuing into 2001, the earnings improvement is likely to continue, making it an attractive place to be in a market where companies are announcing earnings shortfalls with rising frequency. Large catastrophic losses were relatively sparse in the quarter with the exception of flooding in the UK. Flood-related losses for the Fund's UK holdings, CGNU and Royal and Sun Alliance, are capped by the reinsurance protection they have in place. The companies expect homeowners' rates in the UK to go up in response to these recent losses, favorably impacting future results.


The Fund's holdings are concentrated in insurers with strong capital positions that are likely to benefit from dislocations in the marketplace. The weaker players are likely to cease underwriting new business or to raise prices significantly. In addition, the Fund's holdings are taking measures to restore profitability that are likely to be effective even if pricing does not continue to improve, such as culling unprofitable business, working harder to control costs, and cracking down on fraudulent claims.


Sanford C. Bernstein continues to favor regional banks over money-center banks. As Sanford C. Bernstein has stressed in the past, the normalized earnings used for the banks have assumed higher levels of loan-loss provisioning than what the banks have reported in recent years. The Fund has invested in the regional banks because their valuations have looked attractive even in light of the higher levels of provisioning. The additional exposure of money center banks to sovereign risks reinforces Sanford C. Bernstein's view that the valuation disparity continues to favor regional banks over money-center banks. Thus, Sanford C. Bernstein has been allocating new money to those banks with the greatest possible upside, while selectively taking profits on holdings that have significantly appreciated and are trading close to fair value. The Fund's holdings are concentrated in regional banks with strong franchises, limited exposure to volatile capital markets and attractive valuations.


While the financial services sector outperformed the broader equity markets in the fourth quarter, it continues to offer many interesting investment opportunities. Good long-term demand growth by baby boomers as well as global restructuring and M&A activity in this business will continue to benefit shareholders. Sanford C. Bernstein continues to employ its research driven, value based investment philosophy to identify financial services companies that look cheap relative to their long-term earnings potential.


As with all global funds, the Enterprise Global Financial Services Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.


While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
84

--------------------------------------------------------------------------------
                   Enterprise Global Financial Services Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Domestic Common Stocks -- 67.47%
-------------------------------------------------------------------------
Banking -- 28.67%
-------------------------------------------------------------------------
Bank of America Corporation ................   30,200       $ 1,385,425
Bank One Corporation .......................   26,900           985,212
Chase Manhattan Corporation ................   22,150         1,006,441
First Union Corporation ....................   23,100           642,469
FleetBoston Financial Corporation ..........   18,314           687,920
Huntington Bancshares Inc. .................   28,400           459,725
J. P. Morgan & Company Inc. ................    2,000           331,000
KeyCorp ....................................   32,400           907,200
National City Corporation ..................   36,000         1,035,000
Regions Financial Corporation ..............   18,700           510,744
Summit Bancorp .............................   19,800           756,112
U.S. Bancorp ...............................   24,600           718,012
Wells Fargo & Company ......................    8,850           492,834
                                                            -----------
                                                              9,918,094
Finance -- 2.49%
-------------------------------------------------------------------------
Household International Inc. ...............    3,000           165,000
Merrill Lynch & Company Inc. ...............   10,200           695,512
                                                            -----------
                                                                860,512
Life Insurance -- 2.10%
-------------------------------------------------------------------------
Torchmark Corporation ......................   18,900           726,469
Misc. Financial Services -- 12.75%
-------------------------------------------------------------------------
Ambac Financial Group Inc. .................    2,700           157,444
American Express Company ...................    8,800           483,450
Citigroup Inc. .............................   30,400         1,552,300
Countrywide Credit Industries Inc. .........      500            25,125
Fannie Mae .................................   15,800         1,370,650
MBIA Inc. ..................................   11,100           822,787
                                                            -----------
                                                              4,411,756
Multi-Line Insurance -- 10.82%
-------------------------------------------------------------------------
American General Corporation ...............    4,300           350,450
American International Group Inc. ..........   27,450         2,705,541
Hartford Financial Services Group Inc. .....    3,100           218,938
Lincoln National Corporation ...............    2,900           137,206
SAFECO Corporation .........................   10,100           332,037
                                                            -----------
                                                              3,744,172
Property-Casualty Insurance -- 6.73%
-------------------------------------------------------------------------
Allstate Corporation .......................   11,300           492,256
Chubb Corporation ..........................   10,000           865,000
St. Paul Companies Inc. ....................   17,900           972,194
                                                            -----------
                                                              2,329,450
Savings and Loan -- 3.91%
-------------------------------------------------------------------------
Washington Mutual Inc. .....................   25,500         1,353,094
                                                            -----------
Total Domestic Common Stocks
(Identified cost $19,085,866)...............                 23,343,547
-------------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount        Value
Foreign Common Stocks -- 29.19%
-------------------------------------------------------------------------
Banking -- 19.02%
-------------------------------------------------------------------------
Austria -- 0.10%
-------------------------------------------------------------------------
Bank Austria ...............................      300       $    16,507
Erste Bank .................................      400            18,029
Australia -- 0.87%
-------------------------------------------------------------------------
ANZ Banking Group ..........................   25,777           206,224
St. George Bank Ltd. .......................   11,700            89,314
Westfield Trust ............................    2,304             4,384
Canada -- 1.20%
-------------------------------------------------------------------------
Bank of Montreal ...........................    3,100           163,331
Bank of Nova Scotia Halifax ................    3,863           111,232
National Bank of Canada ....................    7,900           140,066
France -- 0.85%
-------------------------------------------------------------------------
Banque Nationale de Paris ..................    3,350           294,118
Germany -- 2.14%
-------------------------------------------------------------------------
Bayerische Vereinsbank .....................    3,200           181,190
Commerzbank ................................    7,500           217,543
Dresdner Bank ..............................    5,700           248,614
IKB Deutsche Industriebank .................    6,220            94,617
Hong Kong -- 0.59%
-------------------------------------------------------------------------
Wing Lung Bank .............................   50,700           205,408
Italy -- 1.87%
-------------------------------------------------------------------------
Banca Nazionale del Lavoro (a) .............   35,000           107,468
Banca Popolare Di Bergamo Credito
  Varesino .................................    8,000           157,076
San Paolo IMI ..............................   23,600           381,602
Japan -- 4.92%
-------------------------------------------------------------------------
Chuo Mitsui Trust & Banking Company
  Ltd. ..................................... 129,000            397,201
Higo Bank Ltd. .............................  47,000            171,851
Kagoshima Bank Company Ltd. ................  73,000            277,773
Sumitomo Trust & Banking Company
  Ltd. .....................................  63,000            428,193
Tokai Bank Ltd. ............................  99,000            428,665
Norway -- 0.15%
-------------------------------------------------------------------------
Christiania Bank Kreditkasse ...............   2,000             11,253
Sparebanken ................................   1,400             40,896
Portugal -- 0.07%
-------------------------------------------------------------------------
Banco Espirito Santo .......................   1,467             24,658
Singapore -- 0.36%
-------------------------------------------------------------------------
Keppel Capital Holdings Ltd. ...............  26,250             34,707
Overseas Union Bank Ltd. ...................  16,308             76,267
Singapore Land Ltd. ........................   4,000              9,099
Singapore Land Ltd. (Wts) (a) ..............   2,000              1,905
United Overseas Bank .......................     112                841

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise Global Financial Services Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Spain -- 1.29%
-----------------------------------------------------------------------
Banco Bilbao Vizcaya ....................     4,900      $    72,927
Banco Santander Central Hispano .........    34,958          374,213
Sweden -- 0.46%
-----------------------------------------------------------------------
Nordbanken Holdings .....................    21,100          159,832
Switzerland -- 1.31%
-----------------------------------------------------------------------
UBS .....................................     2,770          452,011
United Kingdom -- 2.84%
-----------------------------------------------------------------------
Alliance And Leicester ..................    41,500          421,974
Bank Of Scotland ........................    53,600          561,437
                                                         -----------
                                                           6,582,426
Insurance -- 3.33%
-----------------------------------------------------------------------
Finland -- 0.05%
-----------------------------------------------------------------------
Sampo Insurance Company Ltd.
  (Class A) .............................       300           16,198
Germany -- 0.54%
-----------------------------------------------------------------------
Hannover Reckversicherungs ..............     2,120          187,462
Switzerland -- 1.04%
-----------------------------------------------------------------------
Schweizerische Rueckversicherungs-
  Gesellschaft ..........................       150          359,522
United Kingdom -- 1.70%
-----------------------------------------------------------------------
Royal & Sun Alliance Insurance Group ....    68,590          587,684
                                                         -----------
                                                           1,150,866
Misc. Financial Services -- 3.83%
-----------------------------------------------------------------------
Australia -- 0.27%
-----------------------------------------------------------------------
Westfield Trust Units ...................    48,578           91,781
France -- 0.11%
-----------------------------------------------------------------------
Simco ...................................       550           38,011
Germany -- 0.46%
-----------------------------------------------------------------------
Deutsche Pfandbriefbank .................     2,150          159,489
Japan -- 0.26%
-----------------------------------------------------------------------
Nomura Securities Company Ltd. ..........     5,000           89,879
Netherlands -- 2.24%
-----------------------------------------------------------------------
ING Groep ...............................     8,835          705,829
Wereldhave ..............................     1,415           69,424
Sweden -- 0.49%
-----------------------------------------------------------------------
Tornet Fastighets .......................    10,500          169,086
                                                         -----------
                                                           1,323,499
Multi-Line Insurance -- 1.98%
-----------------------------------------------------------------------
France -- 0.09%
-----------------------------------------------------------------------
Scor ....................................       600           31,156

                                              Number
                                            of Shares
                                           or Principal
                                              Amount         Value
Germany -- 0.16%
-----------------------------------------------------------------------
Mannheimer Aktiengesellschaft ...........       870      $    55,551
United Kingdom -- 1.73%
-----------------------------------------------------------------------
CGNU ....................................    37,000          598,629
                                                         -----------
                                                             685,336
Property-Casualty Insurance -- 0.73%
-----------------------------------------------------------------------
France -- 0.68%
-----------------------------------------------------------------------
AGF (Assurances Generales de France) ....     3,370          234,168
Italy -- 0.05%
-----------------------------------------------------------------------
Unipol (Preferred) ......................    11,000           18,644
                                                         -----------
                                                             252,812
Real Estate -- 0.30%
-----------------------------------------------------------------------
Hong Kong -- 0.22%
-----------------------------------------------------------------------
Kerry Properties Ltd. ...................    57,000           76,734
Singapore -- 0.08%
-----------------------------------------------------------------------
Keppel Land Ltd. ........................    17,000           26,992
                                                         -----------
                                                             103,726
                                                         -----------
Total Foreign Common Stocks
(Identified cost $9,106,761)...........................   10,098,665
-----------------------------------------------------------------------

Repurchase Agreement -- 2.27%
-----------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
 Maturity Value $785,523
  Collateral: U.S. Treasury Note
  $790,000, 6.25% due 10/31/01,
  Value $810,330 ........................ $785,000           785,000
                                                         -----------
Total Repurchase Agreement
(Identified cost $785,000).............................      785,000
-----------------------------------------------------------------------
Total Investments
(Identified cost $28,977,627)..........................  $34,227,212
Other Assets Less Liabilities -- 1.07 % ...............      371,549
                                                         -----------

Net Assets -- 100% ....................................  $34,598,761
-----------------------------------------------------------------------

(a)    Non-income producing security.

(Wts.) The Warrants entitle the Fund to purchase 1 share of Singapore Land Ltd.
       common stock for every warrant held and 2.20 EUR until 3/23/05.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
86

--------------------------------------------------------------------------------
                      Enterprise Global Health Care Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The investment objective of the Enterprise Global Health Care Fund is to seek long-term capital appreciation.


Investment Strategies


The Global Health Care Fund normally invests at least 75 percent of its assets in health care sector equity securities. Normally, the Fund will invest the remainder of its assets in equity securities of other companies it believes will benefit from developments in the health care sector. The Fund considers the health care sector to include any company that designs, manufactures or sells products or services used for or in connection with health care or medicine, so long as the company derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in the health care sector. As an example, these companies can include pharmaceutical companies, biotechnology research firms, medical product sales companies and health care facility operators. The Fund normally will invest at least 65 percent of its assets in the equity securities of companies located in at least three different countries, including the United States, and may invest a significant portion of its assets in the securities of companies in the United States. In analyzing specific companies for possible investment, the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of those factors materially changes.


The subadviser allocates the Fund's assets among securities of countries that are expected to provide the best opportunities for meeting the Fund's investment objective.


The subadviser expects a high portfolio turnover rate of 300 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets.


2000 Performance Review


The Fund commenced operations on October 31, 2000.


The ten largest pharmaceutical companies account for approximately 75 percent of the Russell 3000 Healthcare Index. By contrast, the ten largest holdings in the Fund account for approximately 36 percent of net assets as of December 31, 2000. Accordingly, the Enterprise Global Health Care Fund tends to trail the benchmark during periods when this small group of stocks outperform the index's remaining constituents. This was the case in November, and December's out-performance was not enough to offset November's underperformance.


During the period, top-performing holdings included large-cap pharmaceutical companies such as Bristol-Myers Squibb Company, Schering-Plough Corporation, and Johnson & Johnson. ALZA Corporation, Allergan, Inc., and King Pharmaceuticals, Inc., major specialty drug firms, also performed well. ALZA is thriving amid strong sales for Concerta, which treats attention deficit hyperactivity disorder. Allergan is poised to launch Lumigan, a glaucoma drug with excellent potential; and King Pharmaceuticals is enjoying strong revenues from Altace, which treats high blood pressure.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Global Health Care Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate is also excited about the prospects for Inhale Therapeutics Systems, Inc., another current holding. The Fund continues to own all of these companies due to their strong growth potential.


As of December 31, over 90 percent of the Fund's holdings were of companies based in the United States. While positions were diversified across a wide variety of health care industries, the majority of holdings were concentrated in biotechnology and pharmaceutical issues. Late in 2000, on a company-specific basis, Nicholas-Applegate modestly trimmed back the Fund's large-cap pharmaceutical positions due to their relatively high valuations.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                                     10/31/00         12/31/00

Enterprise Global Health Care Fund -A @ Offer       $ 9,524.00       $ 8,876.00
MSCI World Index*                                   $10,000.00       $ 9,542.00
Lipper Health & Biotech Fund Index*                 $10,000.00       $10,222.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Health Care Fund - A                  10/31/00-12/31/00

With Sales Charge                                            -11.24%
Without Sales Charge                                          -6.80%
MSCI World Index*                                             -4.58%
Lipper Health & Biotech Fund Index*                            2.22%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Health Care Fund - B                  10/31/00-12/31/00

With Sales Charge                                            -11.65%
Without Sales Charge                                          -7.00%
MSCI World Index*                                             -4.58%
Lipper Health & Biotech Fund Index*                            2.22%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Health Care Fund - C                  10/31/00-12/31/00

With Sales Charge                                             -7.93%
Without Sales Charge                                          -7.00%
MSCI World Index*                                             -4.58%
Lipper Health & Biotech Fund Index*                            2.22%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Health Care Fund - Y                  10/31/00-12/31/00

Cumulative Return                                             -6.70%
MSCI World Index*                                             -4.58%
Lipper Health & Biotech Fund Index*                            2.22%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Health & Biotech Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Health & Biotech Fund fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up


                      THE ENTERPRISE Group of Funds, Inc.
88

--------------------------------------------------------------------------------
               Enterprise Global Health Care Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


The Enterprise Global Health Care Fund is a non-diversified fund that may invest up to 50 percent of its total assets in single issuers totaling more than 5 percent. A loss resulting from a particular security will have a greater impact on the fund's return. In addition, specific risks for the health care sector include changes in government regulations and scientific and technological advances.


As with all global funds, the Enterprise Global Health Care Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.


While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.



                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Global Health Care Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Domestic Common Stocks -- 90.02%
---------------------------------------------------------------------------
Biotechnology -- 10.22%
---------------------------------------------------------------------------
Applera Corporation-Applied Biosystems
  Group ....................................       1,700     $    159,906
Applera Corporation-Celera Genomics
  Group (a) ................................       1,000           35,938
Aviron (a) .................................         800           53,450
Genentech Inc. (a) .........................       1,700          138,550
ICOS Corporation (a) .......................       1,600           83,100
Inhale Therapeutic Systems Inc. (a) ........       3,700          186,850
Invitrogen Corporation (a) .................       3,800          328,225
Large Scale Biology Corporation (a) ........       2,000           19,000
Xoma Ltd. (a) ..............................       5,000           48,750
                                                             ------------
                                                                1,053,769
Electronics -- 1.93%
---------------------------------------------------------------------------
PerkinElmer Inc. ...........................       1,900          199,500
Health Care -- 4.90%
---------------------------------------------------------------------------
First Health Group Corporation (a) .........       4,100          190,906
HCA - The Healthcare Company ...............       2,300          101,223
Tenet Healthcare Corporation (a) ...........       4,800          213,300
                                                             ------------
                                                                  505,429
Medical Instruments -- 0.49%
---------------------------------------------------------------------------
Harvard Bioscience Inc. (a) ................       5,100           50,363
Medical Services -- 7.31%
---------------------------------------------------------------------------
Genzyme Corporation (a) ....................       2,100          188,869
IMS Health Inc. ............................       2,800           75,600
UnitedHealth Group Inc. ....................       3,900          239,362
Universal Health Services Inc. (Class B) ...       1,200          134,100
Wellpoint Health Networks Inc. (a) .........       1,000          115,250
                                                             ------------
                                                                  753,181
Pharmaceuticals -- 62.82%
---------------------------------------------------------------------------
Abbott Laboratories ........................       3,300          159,844
Aclara Biosciences Inc. (a) ................       2,200           23,925
Allergan Inc. ..............................       3,600          348,525
ALZA Corporation (a) .......................       7,700          327,250
American Home Products Corporation .........       6,300          400,365
Array BioPharma Inc. (a) ...................       1,200           10,725
Baxter International Inc. ..................       4,500          397,406
Bristol-Myers Squibb Company ...............       5,500          406,656
COR Therapeutics Inc. (a) ..................       2,100           73,894
Eli Lilly & Company ........................       1,000           93,063
Enzon Inc. (a) .............................       3,500          217,219
Forest Laboratories Inc. (a) ...............       1,500          199,312
Gilead Sciences Inc. (a) ...................       1,200           99,525
Human Genome Sciences Inc. (a) .............       1,500          103,969
IDEC Pharmaceuticals Corporation (a) .......       1,600          303,300
Immunogen Inc. (a) .........................       4,200           90,038
IVAX Corporation (a) .......................       2,800          107,240
Johnson & Johnson ..........................       3,800          399,237
King Pharmaceuticals Inc. (a) ..............       5,000          258,437
Medarex Inc. (a) ...........................       1,800           73,350

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Medicis Pharmaceutical Corporation
  (Class A) (a) ............................       2,400     $    141,900
Merck & Company Inc. .......................       4,200          393,225
NPS Pharmaceuticals Inc. ...................       1,100           52,800
Onyx Pharmaceuticals Inc. (a) ..............       1,300           19,013
OSI Pharmaceuticals Inc. (a) ...............       1,600          128,200
Pfizer Inc. ................................       6,200          285,200
Pharmacia Corporation ......................       5,200          317,200
Praecis Pharmaceuticals Inc. (a) ...........       2,200           64,350
Protein Design Labs Inc. (a) ...............       1,400          121,625
Schering-Plough Corporation ................       7,000          397,250
Sepracor Inc. (a) ..........................       3,300          264,412
Tanox Inc. (a) .............................       2,100           82,294
Vertex Pharmaceuticals Inc. (a) ............       1,600          114,400
                                                             ------------
                                                                6,475,149
Technology -- 2.35%
---------------------------------------------------------------------------
Waters Corporation (a) .....................       2,900          242,150
                                                             ------------
Total Domestic Common Stocks
(Identified cost $9,093,267 ).............................      9,279,541
---------------------------------------------------------------------------

Foreign Common Stocks -- 0.85%
---------------------------------------------------------------------------
Biotechnology -- 0.13%
---------------------------------------------------------------------------
United Kingdom -- 0.13%
---------------------------------------------------------------------------
Oxford GlycoSciences (a) ...................         600           13,547
Medical Instruments -- 0.72%
---------------------------------------------------------------------------
Switzerland -- 0.72%
---------------------------------------------------------------------------
Synthes-Stratec Inc. .......................         100           73,848
                                                             ------------
Total Foreign Common Stocks
(Identified cost $79,173).................................         87,395
---------------------------------------------------------------------------

Repurchase Agreement -- 18.96%
---------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $1,956,303
  Collateral: U.S. Treasury Bond
  $1,505,000, 8.125% due 08/15/19
  Value $2,046,232.......................... $1,955,000         1,955,000
                                                             ------------
Total Repurchase Agreement
(Identified cost $1,955,000)..............................      1,955,000
---------------------------------------------------------------------------

Total Investments
(Identified cost $11,127,440).............................   $ 11,321,936
Other Assets Less Liabilities -- (9.83)% .................
                                                               (1,013,771)
                                                             ------------
Net Assets -- 100% .......................................   $ 10,308,165
---------------------------------------------------------------------------

(a)    Non-income producing security.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
90

--------------------------------------------------------------------------------
                  Enterprise Global Socially Responsive Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Rockefeller & Company
New York, New York


Investment Management


Rockefeller & Company, Inc. ("Rockefeller"), which has approximately $4.8 billion in assets under management, became subadviser to the fund on September 29, 2000. Rockefeller's normal investment minimum is $10 million.


Investment Objective


The objective of the Global Socially Responsive Fund is total return.


Investment Strategies


The Global Socially Responsive Fund invests primarily in equity securities of companies that the subadviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The subadviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the subadviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Fund does not invest in industries such as tobacco and gambling, weapons or nuclear power, or invest in companies that are known to violate human rights.


The subadviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the subadviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The subadviser seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the subadviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness.


2000 Performance Review


The Fund commenced operations on September 29, 2000.


The fourth quarter of 2000, which was the first full quarter for the Fund, was a difficult one as markets adjusted to lower and more realistic expectations. The retreat that began in March accelerated in the fourth quarter, led by the technology sector, especially by the "dot-coms." The Fund's Class A shares returned -2.50 percent (before load) or 3.60 percent above its MSCI benchmark. At the start, Rockefeller positioned the Fund broadly across sectors, and subsequently increased the technology exposure. The Fund was helped by the performance of some of its defensive holdings, including Merck & Company, Bristol-Myers Squibb Company, and Hershey Foods Corporation, as well as some basic industry stocks such as Alcoa, Inc., Stora Enso, and Continental Airlines, Inc., which had been selling at very low valuations.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise Global Socially Responsive Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                                         9/30/00       12/31/00

Enterprise Global Socially Responsive Fund -A           $ 9,524.00    $9,286.00
MSCI World Index*                                       $10,000.00    $9,381.00
Lipper Global Fund Index*                               $10,000.00    $9,457.00


                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Socially Responsive Fund - A          9/30/00-12/31/00

With Sales Charge                                            -7.14%
Without Sales Charge                                         -2.50%
MSCI World Index*                                            -6.19%
Lipper Global Fund Index*                                    -5.43%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Socially Responsive Fund - B          9/30/00-12/31/00

With Sales Charge                                            -7.47%
Without Sales Charge                                         -2.60%
MSCI World Index*                                            -6.19%
Lipper Global Fund Index*                                    -5.43%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Socially Responsive Fund - C          9/30/00-12/31/00

With Sales Charge                                            -3.57%
Without Sales Charge                                         -2.60%
MSCI World Index*                                            -6.19%
Lipper Global Fund Index*                                    -5.43%

                            Cumulative Total Returns
                        Period ending December 31, 2000

Enterprise Global Socially Responsive Fund - Y          9/30/00-12/31/00

Cumulative Return                                            -2.40%
MSCI World Index*                                            -6.19%
Lipper Global Fund Index*                                    -5.43%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Rockefeller believes the market is now selling at levels well below those implied by economic fundamentals around the world. Rockefeller expects some further lowering of interest rates in the first part of 2001, and believes the euro will begin to recover to the benefit of both U.S.- and European-based enterprises. With markets now focused on short-term negatives, Rockefeller's strategy will be to extend the Fund's investment horizon and seek compelling valuations.


As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
92

--------------------------------------------------------------------------------
                  Enterprise Global Socially Responsive Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Domestic Common Stocks -- 56.07%
------------------------------------------------------------------------
Airlines -- 2.40%
------------------------------------------------------------------------
Continental Airlines Inc. (a) ............ 1,000            $   51,625
Automotive -- 2.36%
------------------------------------------------------------------------
Delphi Automotive Systems Corporation .... 4,500                50,625
Banking -- 6.68%
------------------------------------------------------------------------
Chase Manhattan Corporation .............. 1,200                54,525
Wells Fargo & Company .................... 1,600                89,100
                                                            ----------
                                                               143,625
Broadcasting -- 1.27%
------------------------------------------------------------------------
UnitedGlobalCom Inc. (a) ................. 2,000                27,250
Computer Hardware -- 2.37%
------------------------------------------------------------------------
International Business Machines
  Corporation ............................   600                51,000
Computer Services -- 3.17%
------------------------------------------------------------------------
Convergys Corporation (a) ................ 1,200                54,375
Networks Associates Inc. (a) ............. 3,300                13,819
                                                            ----------
                                                                68,194
Consumer Products -- 2.63%
------------------------------------------------------------------------
Kimberly-Clark Corporation ...............   800                56,552
Entertainment & Leisure -- 2.42%
------------------------------------------------------------------------
Walt Disney Company ...................... 1,800                52,087
Food, Beverages & Tobacco -- 2.70%
------------------------------------------------------------------------
Hain Celestial Group Inc. (a) ............   400                13,000
Hershey Foods Corporation ................   700                45,062
                                                            ----------
                                                                58,062
Manufacturing -- 6.68%
------------------------------------------------------------------------
AstroPower Inc. (a) ...................... 1,000                31,375
Leggett & Platt Inc. ..................... 3,000                56,812
Pall Corporation ......................... 2,600                55,413
                                                            ----------
                                                               143,600
Metals & Mining -- 2.18%
------------------------------------------------------------------------
Alcoa Inc. ............................... 1,400                46,900
Pharmaceuticals -- 5.71%
------------------------------------------------------------------------
Bristol-Myers Squibb Company .............   900                66,544
Merck & Company Inc. .....................   600                56,175
                                                            ----------
                                                               122,719
Retail -- 2.42%
------------------------------------------------------------------------
Costco Wholesale Corporation (a) ......... 1,300                51,919
Semiconductors -- 3.42%
------------------------------------------------------------------------
Applied Materials Inc. (a) ...............   900                34,369
Conexant Systems Inc. (a) ................   700                10,762
Texas Instruments Inc. ...................   600                28,425
                                                            ----------
                                                                73,556

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Telecommunications -- 7.49%
------------------------------------------------------------------------
AT&T Corporation ......................... 1,400            $   24,238
General Motors Corporation Class H
  (Hughes Electronics Corporation
  Tracking Stock) (a) .................... 2,000                46,000
NTL Inc. (a) ............................. 1,800                43,087
SBC Communications Inc. .................. 1,000                47,750
                                                            ----------
                                                               161,075
Wireless Communications -- 2.17%
------------------------------------------------------------------------
Motorola Inc. ............................ 2,300                46,575
                                                            ----------
Total Domestic Common Stocks
(Identified cost $1,250,418)..............                   1,205,364
------------------------------------------------------------------------

Foreign Common Stocks -- 31.41%
------------------------------------------------------------------------
Banking -- 3.95%
------------------------------------------------------------------------
Netherlands -- 2.01%
------------------------------------------------------------------------
ABN Amro Holdings ........................ 1,900                43,211
United Kingdom -- 1.94%
------------------------------------------------------------------------
HSBC Holdings ............................ 2,800                41,642
                                                            ----------
                                                                84,853
Consumer Products -- 1.56%
------------------------------------------------------------------------
Japan -- 1.56%
------------------------------------------------------------------------
Shiseido Company ......................... 3,000                33,459
Crude & Petroleum -- 2.25%
------------------------------------------------------------------------
United States -- 2.25%
------------------------------------------------------------------------
Royal Dutch Petroleum Company (ADR)          800                48,450
Electronics -- 0.08%
------------------------------------------------------------------------
France -- 0.08%
------------------------------------------------------------------------
Alcatel Optronics (ADR) (a) ..............    43                 1,806
Energy -- 2.14%
------------------------------------------------------------------------
United Kingdom -- 2.14%
------------------------------------------------------------------------
Scottish Power ........................... 5,800                45,879
Food, Beverages & Tobacco -- 6.29%
------------------------------------------------------------------------
Japan -- 2.02%
------------------------------------------------------------------------
ITO EN Ltd. ..............................   600                43,404
Netherlands -- 1.80%
------------------------------------------------------------------------
Koninklijke Ahold ........................ 1,200                38,717
United Kingdom -- 2.47%
------------------------------------------------------------------------
Unilever ................................. 6,200                53,122
                                                            ----------
                                                               135,243

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
           Enterprise Global Socially Responsive Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Machinery -- 1.99%
-------------------------------------------------------------------------
United Kingdom -- 1.99%
-------------------------------------------------------------------------
FKI ......................................    13,000        $   42,766
Manufacturing -- 1.96%
-------------------------------------------------------------------------
United Kingdom -- 1.96%
-------------------------------------------------------------------------
Invensys .................................    18,000            42,123
Oil Services -- 1.69%
-------------------------------------------------------------------------
United Kingdom -- 1.69%
-------------------------------------------------------------------------
BP Amoco .................................     4,500            36,336
Paper Products -- 2.53%
-------------------------------------------------------------------------
Finland -- 2.53%
-------------------------------------------------------------------------
Stora Enso ...............................     4,600            54,424
Pharmaceuticals -- 2.01%
-------------------------------------------------------------------------
Japan -- 2.01%
-------------------------------------------------------------------------
Yamanouchi Pharmaceutical Company
  Ltd. ...................................     1,000            43,212
Semiconductors -- 1.41%
-------------------------------------------------------------------------
France -- 1.41%
-------------------------------------------------------------------------
STMicroelectronics (Local) ...............       400            17,465
STMicroelectronics (NYSE) ................       300            12,844
                                                            ----------
                                                                30,309
Telecommunications -- 3.55%
-------------------------------------------------------------------------
Austria -- 1.48%
-------------------------------------------------------------------------
Telekom Austria (a) ......................     5,660            31,889
France -- 1.30%
-------------------------------------------------------------------------
Alcatel (ADR) ............................       500            27,969
Spain -- 0.77%
-------------------------------------------------------------------------
Telefonica (a) ...........................     1,000            16,526
                                                            ----------
                                                                76,384
                                                            ----------
Total Foreign Common Stocks
(Identified cost $670,742 ).............................       675,244
-------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount          Value
Commercial Paper -- 6.97%
-------------------------------------------------------------------------
American Express Credit Corporation,
  6.49% due 01/11/01 ..................... $150,000         $  149,730
                                                            ----------
Total Commercial Paper
(Identified cost $149,730 ).............................       149,730
Repurchase Agreement -- 9.77%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $210,140
  Collateral: U.S. Treasury Bond
  $175,000, 7.25% due 08/15/22 Value
  $221,286 ...............................  210,000            210,000
                                                            ----------
Total Repurchase Agreement
(Identified cost $210,000 ).............................       210,000
-------------------------------------------------------------------------
Total Investments
(Identified cost $2,280,890)............................    $2,240,338
Other Assets Less Liabilities -- (4.22)% ...............       (90,769)
                                                            ----------
Net Assets -- 100% .....................................    $2,149,569
-------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
94

--------------------------------------------------------------------------------
                            Enterprise Managed Fund
                             SUBADVISERS' COMMENTS
--------------------------------------------------------------------------------


OpCap Advisors, Inc.
New York, New York


Sanford C. Bernstein & Co., LLC
New York, New York


Investment Management


OpCap Advisors, Inc. ("OpCap"), a wholly owned subsidiary of Oppenheimer Capital, manages approximately $40 billion for institutional clients, and its normal investment minimum is $20 million.


Sanford C. Bernstein & Co., LLC ("Sanford C. Bernstein"), which has approximately $10 billion in assets under management, became co-subadviser of the Fund on November 1, 1999. Bernstein's normal investment minimum is $5 million.


Investment Objective


The objective of the Enterprise Managed Fund is to seek growth of capital over time.


Investment Strategies


The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon economic and market trends and the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Fund's assets that may, at any given time, be invested in any specific types of investments. However, the Fund invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Fund may invest almost all of its assets in high-quality short-term money market and cash equivalent to preserve capital. Consequently, while the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt.


2000 Performance Review -- OpCap Advisors


One of the Fund's top performers was Boeing Company, the aircraft and aerospace giant, which advanced 61 percent during the year, reflecting growing investor recognition of the turnaround in the company's commercial aircraft business. Commercial aircraft profit margins have increased significantly over the past two years, with prospects for further improvement. The company is generating free cash flow in an amount equivalent to approximately 8 percent of the stock price and using a substantial amount of that cash flow to repurchase shares. Although Boeing's fundamentals remain solid and OpCap continues to like the stock, OpCap trimmed the Fund's position in the fourth quarter in recognition that the P/E ratio is higher than at the start of the year, implying less near-term upside and more near-term price risk


2000 Performance Review -- Sanford C. Bernstein


Security selection added to relative returns in the first half of 2000. Security selection within the energy sector detracted most, largely because the Fund avoided independents and oil service companies because they are extremely volatile and highly leveraged. These stocks outperformed, particularly in the first quarter, because their earnings are extremely sensitive to the price of oil. Many of the Fund's paper and chemical holdings in the industrial resources sector also underperformed, due to concerns about a U.S. economic slowdown and rising inventories in certain grades of paper. Offsetting this, however, was strong stock selection in technology. The Fund avoided, or under-weighted, most of


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Managed Fund -- (Continued)
                             SUBADVISERS' COMMENTS
--------------------------------------------------------------------------------


the technology stocks that fell furthest this spring, while the semi-conductor and semi-conductor equipment companies that the Fund over-weighted, rallied strongly.


The largest contributors to performance were the Fund's over-weighted positions in Advanced Micro Devices, Inc., Hewlett Packard Company, Intel Corporation, and Champion International, and the Fund's under-weight position in Yahoo!, Inc. The largest detractors from performance were the Fund's over-weighted positions in Motorola, Inc. and Bristol-Myers Squibb Company, and the Fund's under-weighted positions in Micron Technology, Inc., and Pharmacia Corporation.


Sector weights in the Sanford C. Bernstein portion of the Fund hurt performance. The Fund's under-weight of the strong consumer growth sector was the biggest detractor, despite positive security selection within the sector. The Fund's modest over-weight of consumer cyclicals was also a negative. Offsetting this was the positive impact of the Fund's over-weighted position in energy.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                            10/1/94       12/31/94        1995          1996          1997          1998
Enterprise Managed Fund - A                $ 9,524.00    $9,373.00     $12,906.00    $15,756.00    $19,073.00    $20,416.00
S & P 500 Index*                           $10,000.00    $9,998.00     $13,756.00    $16,914.00    $22,557.00    $29,001.00
Lipper Flexible Portfolio Fund Index*      $10,000.00    $9,890.00     $12,223.00    $13,947.00    $16,491.00    $19,215.00

                                              1999             2000
Enterprise Managed Fund - A                $21,927.00       $22,027.00
S & P 500 Index*                           $35,101.00       $31,905.00
Lipper Flexible Portfolio Fund Index*      $21,103.00       $20,967.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Managed Fund - A                         One Year         Five Year      10/1/94-12/31/00
With Sales Charge                                    -4.30%            10.22%            13.47%
Without Sales Charge                                 0.46%             11.28%            14.36%
S & P 500 Index*                                     -9.11%            18.32%            20.39%
Lipper Flexible Portfolio Fund Index*                -0.64%            11.40%            12.57%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Managed Fund - B                         One Year         Five Year       5/1/95-12/31/00
With Sales Charge                                    -4.55%            10.38%            12.54%
Without Sales Charge                                 -0.12%            10.65%            12.64%
S & P 500 Index*                                     -9.11%            18.32%            20.09%
Lipper Flexible Portfolio Fund Index*                -0.64%            11.40%            12.65%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Managed Fund - C                         One Year      5/1/97-12/31/00
With Sales Charge                                    -1.04%            7.90%
Without Sales Charge                                 -0.15%            7.90%
S & P 500 Index*                                     -9.11%            16.17%
Lipper Flexible Portfolio Fund Index*                -0.64%            11.07%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Managed Fund - Y                         One Year         Five Year      7/31/95-12/31/00
Annualized Return                                    0.83%             11.71%            12.29%
S & P 500 Index*                                     -9.11%            18.32%            19.02%
Lipper Flexible Portfolio Fund Index*                -0.64%            11.40%            11.67%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Flexible Portfolio Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Flexible Portfolio fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


                      THE ENTERPRISE Group of Funds, Inc.
96

--------------------------------------------------------------------------------
                    Enterprise Managed Fund -- (Continued)
                             SUBADVISERS' COMMENTS
--------------------------------------------------------------------------------


Future Investment Strategy -- Wellington Management Company, LLP


Wellington Management Company, LLP ("Wellington Management"), OpCap's replacement as co-subadviser to the Enterprise Managed Fund, has approximately $274 billion in assets under management and its normal investment minimum for institutional clients is $20 million. Wellington Management became co-subadviser to the Enterprise Managed Fund on January 1, 2001.


The slowdown in the U.S. economy from the 5 to 6 percent GDP growth-rate witnessed in the last two years is catching many by surprise, including the Fed, which changed its stance in December from a threat of inflation to a threat of recession. Although the U.S. economy should experience moderation from very high levels of spending on technology and other capital goods, a slowing consumer, and increased unemployment, Wellington Management does not believe recession is on the horizon and is positive for the outlook for the U.S. equity market in 2001. An easing Fed, falling energy prices, and lower long-term interest rates should trigger improving consumption levels in the U.S.


Wellington Management remains cautious, however, on certain sectors of the U.S. economy. Excess inventory could continue to produce disappointing results in many areas of technology. Money-center banks, despite the possibility of lower interest rates, continue to present the risk of earnings shortfalls due to the magnitude of problem loans. Finally, Wellington Management remains cautious in biotechnology due to valuation concerns.


The year 2000 was the beginning of what Wellington Management believes to be a longer-term rally in U.S. larger-capitalization stocks. A strengthening euro from the 2000 lows will boost larger-company profits, while a falling interest rate scenario is fundamentally positive for growth stocks. Going into the first quarter of 2001, Wellington Management remains cautious within the technology sector and is looking for stocks with prices that reflect realistic assumptions about growth.


Future Investment Strategy -- Sanford C. Bernstein


Sanford C. Bernstein continues to see unusually large opportunities in the value realm. The Sanford C. Bernstein portion of Fund remains attractively priced, relative to the S&P 500, with P/E ratios and price-to-book ratios lower than that of the S&P 500, and with a higher dividend yield. The portion of the Fund subadvised by Sanford C. Bernstein has a weighted-average capitalization that is somewhat higher than that of the S&P 500, as well.


The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers' views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                            Enterprise Managed Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Domestic Common Stocks -- 82.66%
------------------------------------------------------------------------
Aerospace -- 2.41%
------------------------------------------------------------------------
Boeing Company ............................  89,100        $ 5,880,600
Honeywell International Inc. ..............  10,500            496,781
Northrop Grumman Corporation ..............   3,800            315,400
                                                           -----------
                                                             6,692,781
Automotive -- 0.78%
------------------------------------------------------------------------
Ford Motor Company ........................  22,817            534,773
Genuine Parts Company .....................  42,000          1,099,875
Goodyear Tire & Rubber Company ............  22,300            512,677
Visteon Corporation .......................   2,330             26,795
                                                           -----------
                                                             2,174,120
Banking -- 8.15%
------------------------------------------------------------------------
Bank of America Corporation ...............  46,800          2,146,950
Bank One Corporation ......................  27,000            988,875
Chase Manhattan Corporation ...............  16,800            763,350
First Union Corporation ...................   5,000            139,063
FleetBoston Financial Corporation .........  61,700          2,317,606
J. P. Morgan & Company Inc. ...............   2,600            430,300
M & T Bank Corporation ....................  72,500          4,930,000
National City Corporation .................  11,900            342,125
PNC Bank Corporation ......................  24,100          1,760,806
Summit Bancorp ............................   5,800            221,488
Wells Fargo & Company ..................... 154,600          8,609,287
                                                           -----------
                                                            22,649,850
Biotechnology -- 0.50%
------------------------------------------------------------------------
Amgen Inc. (a) ............................  14,300            914,306
Applera Corporation-Applied
  Biosystems Group ........................   5,000            470,313
                                                           -----------
                                                             1,384,619
Broadcasting -- 0.36%
------------------------------------------------------------------------
Clear Channel Communications Inc. (a)         4,000            193,750
Time Warner Inc. ..........................   6,600            344,784
Viacom Inc. (a) ...........................   9,600            448,800
                                                           -----------
                                                               987,334
Brokers -- 0.08%
------------------------------------------------------------------------
Bear Stearns Companies Inc. ...............   4,300            217,956
Capital Goods & Services -- 0.16%
------------------------------------------------------------------------
Cooper Industries Inc. ....................   9,700            445,594
Chemicals -- 2.02%
------------------------------------------------------------------------
Ashland Inc. ..............................  15,400            552,706
Dow Chemical Company ......................   5,500            201,438
Du Pont (E. I.) de Nemours &
  Company .................................  75,100          3,628,269
Union Carbide Corporation .................  23,000          1,237,687
                                                           -----------
                                                             5,620,100
Computer Hardware -- 4.44%
------------------------------------------------------------------------
Cisco Systems Inc. (a) ....................  95,100          3,637,575
Compaq Computer Corporation ...............  56,500            850,325

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Dell Computer Corporation (a) ............. 104,400        $ 1,820,475
EMC Corporation (a) .......................  34,000          2,261,000
Hewlett-Packard Company ...................  47,400          1,496,062
International Business Machines
  Corporation .............................  22,100          1,878,500
NCR Corporation (a) .......................   8,200            402,825
                                                           -----------
                                                            12,346,762
Computer Services -- 1.90%
------------------------------------------------------------------------
America Online Inc. (a) ...................  18,000            626,400
Electronic Data Systems Corporation .......  22,600          1,305,150
Sabre Holdings Corporation
  (Class A) (a) ...........................  40,439          1,743,932
Sun Microsystems Inc. (a) .................  54,200          1,510,825
Yahoo! Inc. (a) ...........................   2,800             84,481
                                                           -----------
                                                             5,270,788
Computer Software -- 2.87%
------------------------------------------------------------------------
Computer Associates International Inc.       74,200          1,446,900
Compuware Corporation (a) .................  70,100            438,125
Microsoft Corporation (a) .................  83,500          3,621,812
Oracle Corporation (a) ....................  77,400          2,249,437
Veritas Software Corporation (a) ..........   2,545            222,688
                                                           -----------
                                                             7,978,962
Conglomerates -- 2.03%
------------------------------------------------------------------------
Minnesota Mining & Manufacturing
  Company .................................  34,400          4,145,200
Textron Inc. ..............................  32,500          1,511,250
                                                           -----------
                                                             5,656,450
Consumer Products -- 0.87%
------------------------------------------------------------------------
Black & Decker Corporation ................   3,500            137,375
Mattel Inc. ...............................  58,700            847,628
Procter & Gamble Company ..................  16,600          1,302,062
Whirlpool Corporation .....................   2,900            138,294
                                                           -----------
                                                             2,425,359
Crude & Petroleum -- 4.67%
------------------------------------------------------------------------
Anadarko Petroleum Corporation ............  12,600            895,608
Chevron Corporation .......................  67,700          5,716,419
Exxon Mobil Corporation ...................  51,731          4,497,364
Texaco Inc. ...............................   8,900            552,912
Unocal Corporation ........................  34,500          1,334,719
                                                           -----------
                                                            12,997,022
Electrical Equipment -- 2.32%
------------------------------------------------------------------------
General Electric Company .................. 134,400          6,442,800
Electronics -- 0.61%
------------------------------------------------------------------------
KLA-Tencor Corporation (a) ................   2,600             87,588
Solectron Corporation (a) .................   4,200            142,380
Xcel Energy Inc. ..........................  50,375          1,464,023
                                                           -----------
                                                             1,693,991
Energy -- 1.41%
------------------------------------------------------------------------
AES Corporation (a) .......................   8,000            443,000
Cinergy Corporation .......................  36,100          1,268,012
Enron Corporation .........................     350             29,094

                      THE ENTERPRISE Group of Funds, Inc.
98

--------------------------------------------------------------------------------
                    Enterprise Managed Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
FirstEnergy Corporation ..................   45,600       $ 1,439,250
TXU Corporation ..........................   16,800           744,450
                                                          -----------
                                                            3,923,806
Entertainment & Leisure -- 0.35%
-----------------------------------------------------------------------
Harrah's Entertainment Inc. (a) ..........   11,900           313,863
Walt Disney Company ......................   23,100           668,456
                                                          -----------
                                                              982,319
Finance -- 3.55%
-----------------------------------------------------------------------
Household International Inc. .............   86,800         4,774,000
Lehman Brothers Holdings Inc. ............   22,800         1,541,850
MBNA Corporation .........................   11,100           410,006
Merrill Lynch & Company Inc. .............    8,200           559,137
MGIC Investment Corporation ..............   11,700           789,019
Moody's Corporation ......................   20,200           518,888
Morgan Stanley Dean Witter &
  Company ................................   16,000         1,268,000
                                                          -----------
                                                            9,860,900
Food, Beverages & Tobacco -- 2.38%
-----------------------------------------------------------------------
Anheuser-Busch Companies, Inc. ...........   23,400         1,064,700
Coca-Cola Company ........................   23,600         1,438,125
Conagra Inc. .............................   18,100           470,600
Fortune Brands Inc. ......................   18,900           567,000
General Mills Inc. .......................   12,100           539,206
PepsiCo Inc. .............................      200             9,913
Philip Morris Companies Inc. .............   56,000         2,464,000
Unilever .................................    1,000            62,937
                                                          -----------
                                                            6,616,481
Hotels & Restaurants -- 2.10%
-----------------------------------------------------------------------
McDonald's Corporation ...................  171,900         5,844,600
Insurance -- 1.07%
-----------------------------------------------------------------------
Aon Corporation ..........................   10,300           352,775
XL Capital Ltd. (Class A) ................   30,000         2,621,250
                                                          -----------
                                                            2,974,025
Manufacturing -- 1.64%
-----------------------------------------------------------------------
ITT Industries Inc. ......................  118,000         4,572,500
Medical Services -- 0.35%
-----------------------------------------------------------------------
UnitedHealth Group Inc. ..................   15,800           969,725
Metals & Mining -- 0.70%
-----------------------------------------------------------------------
Alcoa Inc. ...............................   52,800         1,768,800
Worthington Industries Inc. ..............   22,200           178,988
                                                          -----------
                                                            1,947,788
Misc. Financial Services -- 8.25%
-----------------------------------------------------------------------
American Express Company .................   19,500         1,071,281
Citigroup Inc. ...........................  133,233         6,803,210
Fannie Mae ...............................   28,600         2,481,050
Freddie Mac ..............................  169,600        11,681,200
John Hancock Financial Services Inc. .....   24,000           903,000
                                                          -----------
                                                           22,939,741

                                               Number
                                             of Shares
                                            or Principal
                                               Amount        Value
Multi-Line Insurance -- 1.30%
-----------------------------------------------------------------------
American General Corporation .............  16,400        $ 1,336,600
American International Group Inc. ........  19,350          1,907,185
Lincoln National Corporation .............   7,700            364,306
                                                          -----------
                                                            3,608,091
Oil Services -- 2.25%
-----------------------------------------------------------------------
Amerada Hess Corporation .................   9,800            716,013
Conoco Inc. ( Class B) ...................   8,400            243,075
Halliburton Company ......................  37,000          1,341,250
Kerr-McGee Corporation ...................   2,400            160,650
Occidental Petroleum Corporation .........  52,000          1,261,000
Phillips Petroleum Company ...............  23,600          1,342,250
Rowan Companies Inc. .....................  21,800            588,600
Tosco Corporation ........................  17,500            593,906
                                                          -----------
                                                            6,246,744
Paper & Forest Products -- 0.57%
-----------------------------------------------------------------------
Georgia-Pacific Group ....................  11,764            366,167
International Paper Company ..............  30,100          1,228,456
                                                          -----------
                                                            1,594,623
Paper Products -- 0.41%
-----------------------------------------------------------------------
Westvaco Corporation .....................  17,400            507,863
Willamette Industries Inc. ...............  13,200            619,575
                                                          -----------
                                                            1,127,438
Pharmaceuticals -- 8.56%
-----------------------------------------------------------------------
Abbott Laboratories ......................  10,900            527,969
American Home Products Corporation          88,100          5,598,755
Baxter International Inc. ................  17,400          1,536,638
Bristol-Myers Squibb Company .............  56,300          4,162,681
Eli Lilly & Company ......................   6,800            632,825
Johnson & Johnson ........................  30,200          3,172,887
Merck & Company Inc. .....................  51,800          4,849,775
Pfizer Inc. ..............................  50,600          2,327,600
Pharmacia Corporation ....................   5,474            333,914
Schering-Plough Corporation ..............  11,600            658,300
                                                          -----------
                                                           23,801,344
Property-Casualty Insurance -- 0.14%
-----------------------------------------------------------------------
St. Paul Companies Inc. ..................   7,400            401,913
Publishing -- 0.02%
-----------------------------------------------------------------------
New York Times Company ...................   1,600             64,100
Retail -- 4.46%
-----------------------------------------------------------------------
CVS Corporation ..........................  22,500          1,348,594
Federated Department Stores Inc. (a) .....  27,100            948,500
Gap Inc. .................................   9,100            232,050
Home Depot Inc. ..........................  26,100          1,192,444
Kroger Company (a) ....................... 156,000          4,221,750
Limited Inc. .............................  19,800            337,837
May Department Stores Company ............  36,100          1,182,275
Target Corporation .......................  10,000            322,500
TJX Companies Inc. .......................   6,000            166,500
Wal-Mart Stores Inc. .....................  46,300          2,459,687
                                                          -----------
                                                           12,412,137

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Managed Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount          Value
Savings and Loan -- 0.63%
-----------------------------------------------------------------------------
Golden West Financial Corporation ...........      13,200     $    891,000
Washington Mutual Inc. ......................      16,200          859,613
                                                              ------------
                                                                 1,750,613
Semiconductors -- 1.95%
-----------------------------------------------------------------------------
Applied Materials Inc. (a) ..................      11,000          420,062
Intel Corporation ...........................     108,000        3,246,750
LSI Logic Corporation (a) ...................       9,800          167,482
Texas Instruments Inc. ......................      33,800        1,601,275
                                                              ------------
                                                                 5,435,569
Technology -- 0.08%
-----------------------------------------------------------------------------
Agilent Technologies Inc. (a) ...............       4,303          235,589
Telecommunications -- 3.40%
-----------------------------------------------------------------------------
AT&T Corporation ............................       9,100          157,544
Avaya Inc. (a) ..............................       2,541           26,204
BellSouth Corporation .......................       5,200          212,875
Lucent Technologies Inc. ....................      19,800          267,300
QUALCOMM Inc. (a) ...........................       8,600          706,813
Qwest Communications International
  Inc. (a) ..................................         345           14,145
SBC Communications Inc. .....................      38,000        1,814,500
Verizon Communications Inc. .................     106,050        5,315,756
WorldCom Inc. (a) ...........................      66,600          936,562
                                                              ------------
                                                                 9,451,699
Transportation -- 0.74%
-----------------------------------------------------------------------------
AMR Corporation (a) .........................      15,000          587,813
Burlington Northern Santa Fe
  Corporation ...............................       5,200          147,225
Norfolk Southern Corporation ................      23,300          310,181
Union Pacific Corporation ...................      19,700          999,775
                                                              ------------
                                                                 2,044,994
Utilities -- 1.68%
-----------------------------------------------------------------------------
Ameren Corporation ..........................      28,400        1,315,275
American Electric Power Inc. ................      33,300        1,548,450
GPU Inc. ....................................      33,000        1,214,813
PG & E Corporation ..........................      29,300          586,000
                                                              ------------
                                                                 4,664,538
Waste Management -- 0.50%
-----------------------------------------------------------------------------
Waste Management Inc. .......................      49,600        1,376,400
                                                              ------------
Total Domestic Common Stocks
(Identified cost $206,121,692)...........................      229,832,165
-----------------------------------------------------------------------------
Foreign Common Stocks -- 1.75%
-----------------------------------------------------------------------------
Crude & Petroleum -- 0.71%
-----------------------------------------------------------------------------
Royal Dutch Petroleum Company
  (ADR) .....................................      32,400        1,962,225

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount          Value
Manufacturing -- 0.51%
-----------------------------------------------------------------------------
Tyco International Ltd. .....................      25,600     $  1,420,800
Telecommunications -- 0.53%
-----------------------------------------------------------------------------
Nortel Networks Corporation .................      46,200        1,481,288
                                                              ------------
Total Foreign Common Stocks
(Identified cost $4,477,223)...............................      4,864,313
-----------------------------------------------------------------------------
U. S. Government Agency Obligations -- 5.39%
-----------------------------------------------------------------------------
Fannie Mae Discount Notes
  5.85% due 01/02/01 ........................  $5,000,000        4,999,187
Federal Home Loan Bank Discount
  Note, 6.21% due 01/02/01 ..................  10,000,000        9,998,275
                                                              ------------
Total U. S. Government
Agency Obligations
(Identified cost $14,997,463)..............................     14,997,462
-----------------------------------------------------------------------------

Commercial Paper -- 7.62%
-----------------------------------------------------------------------------
American Express Credit Corporation,
  6.56% due 01/04/01 ........................   6,200,000        6,196,611
Ford Motor Credit Company 6.57%
  due 01/11/01 ..............................   5,000,000        4,990,875
General Electric Capital Corporation,
  6.35% due 01/02/01 ........................   5,000,000        4,999,118
General Motors Acceptance
  Corporation, 6.32% due 01/02/01 ...........   5,000,000        4,999,122
                                                              ------------
Total Commercial Paper
(Identified cost $21,185,726)..............................     21,185,726
-----------------------------------------------------------------------------

Repurchase Agreement -- 2.75%
-----------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
 Maturity Value $7,659,103
  Collateral: U.S. Treasury Bond
  $6,675,000, 6.625% due 02/15/27,
  Value $7,981,683 ..........................   7,654,000        7,654,000
                                                              ------------
Total Repurchase Agreement
(Identified cost $7,654,000)...............................      7,654,000
-----------------------------------------------------------------------------

Total Investments
(Identified cost $254,436,103).............................   $278,533,666
Other Assets Less Liabilities -- (0.17)% ..................       (485,517)
                                                              ------------
Net Assets -- 100% ........................................   $278,048,149
-----------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
100

--------------------------------------------------------------------------------
                           Enterprise Balanced Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

Montag & Caldwell, Inc.
Atlanta, Georgia


Investment Management


Montag & Caldwell, Inc. ("Montag & Caldwell"), which has approximately $29.1 billion in assets under management, became subadviser to the Fund on July 1, 1999. Montag & Caldwell's normal investment minimum for a separate account is $40 million.


Investment Objective


The Enterprise Balanced Fund seeks long-term total return.


Investment Strategies


Generally, between 55 percent and 75 percent of the Balanced Fund's total assets will be invested in equity securities, and at least 25 percent of the Balanced Fund's total assets will be invested in fixed income securities. The portfolio allocation will vary based upon the Fund Manager's assessment of the return potential of each asset class. For equity investments, the Fund Manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company's potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed income securities, the Fund Manager will seek to maintain the Fund's weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Fund will only invest in fixed income securities with an "A" or better rating. Fixed income investments will include:
U.S. Government securities; corporate bonds; mortgage/asset-backed securities; and money market securities and repurchase agreements.


2000 Performance Review


The year 2000 was the first full year of operations for the Fund.

The Enterprise Balanced Fund's Class A shares had a total return of -0.65 percent (before load) for 2000 versus -9.11 percent for the S&P 500. Political uncertainty and slowing corporate profit growth contributed to a volatile and weaker stock market environment in the closing months of 2000, and a negative year overall. Shares of the highest quality companies that can achieve double-digit profit growth experienced relative strength during the turbulent stock market environment of the last several months. The Fund's healthcare and financial stocks increased in value during the year and its consumer staple holdings showed little change. The Fund's position in technology stocks recorded a smaller decline in value than did the S&P Technology Sector.


A decline in the Balanced Fund's equity holdings was offset by a gain in its bonds. Bonds outperformed stocks for the first time in several years, as evidence of a slowdown in the U.S. economy allowed interest rates to move lower.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Balanced Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                          7/1/99        12/31/99        2000

Enterprise Balanced Fund - A            $ 9,524.00     $10,241.00    $10,174.00
S&P 500 Index*                          $10,000.00     $10,770.00    $ 9,790.00
Lipper Balanced Fund Index*             $10,000.00     $10,264.00    $10,509.00


                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Balanced Fund - A            1 Year       7/1/99-12/31/00

With Sales Charge                       -5.43%             1.15%
Without Sales Charge                    -0.65%             4.49%
S&P 500 Index*                          -9.11%            -1.40%
Lipper Balanced Fund Index*              2.39%             3.36%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Balanced Fund - B            1 Year       7/1/99-12/31/00

With Sales Charge                       -6.19%            1.27%
Without Sales Charge                    -1.34%            3.90%
S&P 500 Index*                          -9.11%           -1.40%
Lipper Balanced Fund Index*              2.39%            3.36%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Balanced Fund - C            1 Year       7/1/99-12/31/00

With Sales Charge                       -2.15%            3.99%
Without Sales Charge                    -1.18%            3.99%
S&P 500 Index*                          -9.11%           -1.40%
Lipper Balanced Fund Index*              2.39%            3.36%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Balanced Fund - Y            1 Year       7/1/99-12/31/00

Cumulative Return                       -0.25%            5.02%
S&P 500 Index*                          -9.11%           -1.40%
Lipper Balanced Fund Index*              2.39%            3.36%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Balanced Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Balanced fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Montag & Caldwell believes slowing corporate profit growth should produce further stock market volatility in 2001. However, as it becomes more evident that U.S. economic and corporate profit growth will be sustained and that inflation will moderate, Montag & Caldwell believes that the broader stock market indices, such as the S&P 500, will have an upward bias and achieve positive returns in 2001.


Corporate profit growth will be challenging in 2001 because the economy was so strong in the beginning of 2000, while costs have increased and price increases have been difficult for most companies to implement. Montag & Caldwell expects S&P 500 earnings to rise about 5 percent, but the above factors may contribute to even less growth. In this economic setting, Montag & Caldwell believes the shares of the highest quality companies that can achieve double-digit profit growth will excel. Montag & Caldwell believes the Fund holds shares of such companies and is well positioned to achieve positive returns in 2001. Good quality holdings in the healthcare, consumer staple, financial service and technology industries are particularly attractive at this time.


                      THE ENTERPRISE Group of Funds, Inc.
102

--------------------------------------------------------------------------------
                    Enterprise Balanced Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Montag & Caldwell anticipates additional positive returns from bonds in 2001 as the pace of economic activity slows. Therefore, the Fund is currently slightly longer in duration than the benchmark indices. As the shape of the Treasury yield curve has been reverting to its normal upwardly sloping shape, Montag & Caldwell is emphasizing intermediate maturities. This maturity range typically performs well as the yield curve steepens, which is likely to occur if the Fed lowers interest rates, as Montag & Caldwell expects.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Balanced Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Domestic Common Stocks -- 60.90%
-----------------------------------------------------------------------
Banking -- 2.03%
-----------------------------------------------------------------------
Wells Fargo & Company .....................     5,750      $  320,203
Business Services -- 1.70%
-----------------------------------------------------------------------
Interpublic Group of Companies Inc. .......     6,300         268,144
Computer Hardware -- 2.99%
-----------------------------------------------------------------------
Cisco Systems Inc. (a) ....................     6,000         229,500
Hewlett-Packard Company ...................     7,660         241,769
                                                           ----------
                                                              471,269
Computer Services -- 4.89%
-----------------------------------------------------------------------
America Online Inc. (a) ...................     5,400         187,920
Electronic Data Systems Corporation .......    10,100         583,275
                                                           ----------
                                                              771,195
Computer Software -- 1.31%
-----------------------------------------------------------------------
Electronic Arts Inc. (a) ..................     2,400         102,300
Oracle Corporation (a) ....................     3,600         104,625
                                                           ----------
                                                              206,925
Consumer Products -- 6.41%
-----------------------------------------------------------------------
Colgate-Palmolive Company .................     3,000         193,650
Gillette Company ..........................    10,925         394,666
Procter & Gamble Company ..................     5,400         423,562
                                                           ----------
                                                            1,011,878
Electrical Equipment -- 0.52%
-----------------------------------------------------------------------
General Electric Company ..................     1,710          81,973
Electronics -- 1.16%
-----------------------------------------------------------------------
Solectron Corporation (a) .................     5,400         183,060
Entertainment & Leisure -- 1.61%
-----------------------------------------------------------------------
Walt Disney Company .......................     8,800         254,650
Food, Beverages & Tobacco -- 6.30%
-----------------------------------------------------------------------
Coca-Cola Company .........................    10,800         658,125
PepsiCo Inc. ..............................     6,800         337,025
                                                           ----------
                                                              995,150
Health Care -- 1.97%
-----------------------------------------------------------------------
Medtronic Inc. ............................     5,145         310,629
Hotels & Restaurants -- 5.31%
-----------------------------------------------------------------------
Marriott International Inc. (Class A) .....     9,545         403,276
McDonald's Corporation ....................    12,800         435,200
                                                           ----------
                                                              838,476
Insurance -- 1.20%
-----------------------------------------------------------------------
Marsh & McLennan Companies, Inc. ..........     1,620         189,540
Misc. Financial Services -- 4.08%
-----------------------------------------------------------------------
American Express Company ..................     3,450         189,535
Citigroup Inc. ............................     8,900         454,456
                                                           ----------
                                                              643,991

                                                Number
                                              of Shares
                                             or Principal
                                                Amount        Value
Multi-Line Insurance -- 1.65%
-----------------------------------------------------------------------
American International Group Inc. .........     2,650      $  261,191
Pharmaceuticals -- 13.37%
-----------------------------------------------------------------------
Bristol-Myers Squibb Company ..............     5,500         406,656
Johnson & Johnson .........................     4,200         441,262
Pfizer Inc. ...............................    12,535         576,610
Pharmacia Corporation .....................     6,800         414,800
Schering-Plough Corporation ...............     4,785         271,549
                                                           ----------
                                                            2,110,877
Retail -- 3.50%
-----------------------------------------------------------------------
Costco Wholesale Corporation (a) ..........     6,300         251,606
Home Depot Inc. ...........................     6,600         301,538
                                                           ----------
                                                              553,144
Telecommunications -- 0.90%
-----------------------------------------------------------------------
Tellabs Inc. (a) ..........................     2,500         141,250
                                                           ----------
Total Domestic Common Stocks
(Identified cost $8,786,803)...............                 9,613,545
-----------------------------------------------------------------------

Corporate Bonds and Notes -- 10.86%
-----------------------------------------------------------------------
Banking -- 1.76%
-----------------------------------------------------------------------
Discover Card 5.85% due 01/17/06 .......... $ 100,000          99,798
Nationsbank Corporation 7.00% due
  05/15/03 ................................   175,000         177,375
                                                           ----------
                                                              277,173
Energy -- 1.10%
-----------------------------------------------------------------------
Peco Energy Transport Trust 6.05% due
  03/01/09 ................................   175,000         173,604
Finance -- 3.60%
-----------------------------------------------------------------------
Ford Motor Credit Company 7.00% due
  09/25/01 ................................   125,000         125,631
Goldman Sachs Group Inc. 7.50% due
  01/28/05 ................................   175,000         180,673
National Rural Utilities Cooperative
  Finance, 5.75% due 11/01/08 .............   175,000         164,154
Sears Roebuck Acceptance Corporation,
  6.70% due 11/15/06 ......................   100,000          97,261
                                                           ----------
                                                              567,719
Manufacturing -- 0.85%
-----------------------------------------------------------------------
Honeywell International Inc. 7.50% due
  03/01/10 ................................   125,000         134,882
Oil Services -- 1.10%
-----------------------------------------------------------------------
Conoco Inc. 5.90% due 04/15/04 ............   175,000         173,262
Pharmaceuticals -- 0.63%
-----------------------------------------------------------------------
Warner Lambert Company 5.75% due
  01/15/03 ................................   100,000          99,921

                      THE ENTERPRISE Group of Funds, Inc.
104

--------------------------------------------------------------------------------
                    Enterprise Balanced Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Retail -- 0.83%
---------------------------------------------------------------------------
Wal-Mart Stores Inc. 6.875% due
  08/10/09 ............................... $  125,000        $   130,611
Telecommunications -- 0.99%
---------------------------------------------------------------------------
BellSouth Capital Funding Corporation,
  7.75% due 02/15/10 .....................    150,000            156,995
                                                             -----------
Total Corporate Bonds and Notes
(Identified cost $1,663,791)............................       1,714,167
---------------------------------------------------------------------------
Foreign Common Stocks -- 1.07%
---------------------------------------------------------------------------
Wireless Communications -- 1.07%
---------------------------------------------------------------------------
Nokia Corporation (Class A) (ADR) ........      3,880            168,780
                                                             -----------
Total Foreign Common Stocks
(Identified cost $147,280)..............................         168,780
---------------------------------------------------------------------------
U. S. Government Obligations -- 15.03%
---------------------------------------------------------------------------
Federal Agencies -- 5.98%
---------------------------------------------------------------------------
Fannie Mae 5.75% due 04/15/03 ............    225,000            225,777
Fannie Mae 7.00% due 07/15/05 ............    200,000            209,895
Federal Home Loan Bank 5.125% due
  04/17/01 ...............................    150,000            149,542
Freddie Mac 6.625% due 09/15/09 ..........    175,000            181,917
Freddie Mac 6.25% due 10/15/02 ...........    175,000            176,901
                                                             -----------
                                                                 944,032
U. S. Treasury Bonds -- 7.05%
---------------------------------------------------------------------------
7.25% due 05/15/16 .......................    200,000            235,450
8.125% due 08/15/19 ......................    250,000            323,143
8.00% due 11/15/21 .......................    150,000            194,086
6.25% due 08/15/23 .......................    225,000            243,330
6.875% due 08/15/25 ......................    100,000            116,950
                                                             -----------
                                                               1,112,959
U. S. Treasury Notes -- 2.00%
---------------------------------------------------------------------------
5.75% due 08/15/03 .......................    150,000            152,226
7.875% due 11/15/04 ......................    150,000            164,174
                                                             -----------
                                                                 316,400
                                                             -----------
Total U. S. Government Obligations
(Identified cost $2,245,018)............................       2,373,391
---------------------------------------------------------------------------

                                                Number
                                              of Shares
                                             or Principal
                                                Amount          Value
Repurchase Agreement -- 13.99%
-------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Maturity Value $2,210,473
  Collateral: U.S. Treasury Bond
  $1,900,000, 6.75% due 08/15/26,
  Value $2,302,215 ....................... $2,209,000        $ 2,209,000
                                                             -----------
Total Repurchase Agreement
(Identified cost $2,209,000)..............................     2,209,000
------------------------------------------------------------------------
Total Investments
(Identified cost $15,051,893).............................   $16,078,883
Other Assets Less Liabilities -- (1.85)% .................      (291,827)
                                                             -----------
Net Assets -- 100% .......................................   $15,787,056
------------------------------------------------------------------------

(a)    Non-income producing security.
(ADR)  American Depository Receipt.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Convertible Securities Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Nicholas-Applegate Capital Management
San Diego, California


Investment Management


Nicholas-Applegate Capital Management ("Nicholas-Applegate"), which has approximately $35.4 billion in assets under management, became subadviser to the Fund on October 31, 2000. Nicholas-Applegate's normal investment minimum is $10 million.


Investment Objective


The Enterprise Convertible Securities Fund seeks total return through capital appreciation and current income.


Investment Strategies


The Convertible Securities Fund primarily invests in convertible securities of companies with market capitalizations above $500 million. Convertible securities are preferred stock or debt securities of companies that are convertible into common stock. The subadviser attempts to capture the upside potential of the underlying securities with less downside exposure. Normally, the Fund invests at least 65 percent of its total assets in income-producing equity securities, which include convertible securities and common stocks. The Fund may also invest in securities issued by the U.S. Government and its agencies and instrumentalities. The Fund may also invest up to 35 percent of its assets in high-yield debt securities rated below investment grade by a nationally recognized rating firm, or of comparable quality if unrated. These securities are commonly known as "junk bonds."


The subadviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The subadviser also focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes.


The subadviser expects a high portfolio turnover rate of 100 percent or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30 percent of its total assets.


2000 Performance Review


The Fund commenced operations on October 31, 2000.

Large-cap convertibles slide the most in November. Credit quality was a factor in the final months of the year. The investment grade issues fared the best, while the speculative grade and non-rated issues under-performed.


Recent buys include Health Management Associates, Inc., a provider of general acute care health services in non-urban communities. The company is making acquisitions that are immediately accretive and admissions are up in most hospitals, specifically behavioral health centers. Another holding in the Fund, Kaufman & Broad Home Corporation, is a builder of single-family homes with domestic operations in six western states and international operations in France. The demand continues to be strong across all segments and Nicholas-Applegate believes that improving raw material costs will lead to positive earnings revisions.


                      THE ENTERPRISE Group of Funds, Inc.
106

--------------------------------------------------------------------------------
             Enterprise Convertible Securities Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHAR APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                           10/31/00     12/31/00

Enterprise Convertible Securities Fund Fund -A            $ 9,524.00   $9,600.00
S & P 500 Index*                                          $10,000.00   $9,257.00
Lipper Convertible Securities Fund Index*                 $10,000.00   $9,726.00

Cumulative Total Returns-Period ending December 31, 2000

Enterprise Convertible Securities Fund - A               10/31/00-12/31/00

With Sales Charge                                              -4.00%
Without Sales Charge                                            0.80%
S & P 500 Index*                                               -7.43%
Lipper Convertible Securities Fund Index*                      -2.74%

Cumulative Total Returns-Period ending December 31, 2000

Enterprise Convertible Securities Fund - B               10/31/00-12/31/00

With Sales Charge                                              -4.30%
Without Sales Charge                                            0.70%
S & P 500 Index*                                               -7.43%
Lipper Convertible Securities Fund Index*                      -2.74%

Cumulative Total Returns-Period ending December 31, 2000

Enterprise Convertible Securities Fund - C               10/31/00-12/31/00

With Sales Charge                                              -0.30%
Without Sales Charge                                            0.70%
S & P 500 Index*                                               -7.43%
Lipper Convertible Securities Fund Index*                      -2.74%

Cumulative Total Returns-Period ending December 31, 2000

Enterprise Convertible Securities Fund - Y               10/31/00-12/31/00

Cumulative Return                                               0.90%
S & P 500 Index*                                               -7.43%
Lipper Convertible Securities Fund Index*                      -2.74%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. The Lipper Convertible Securities Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Convertible Securities fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate's investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings and each stock must continue to earn its place in the Fund everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Fund will remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate's bottom-up approach is very responsive to changes in the market and drives the Fund toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.


There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation and interest rate sensitivity.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Convertible Securities Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Convertible Preferred Stocks -- 23.03%
------------------------------------------------------------------------
Building & Construction -- 1.85%
------------------------------------------------------------------------
Kaufman & Broad Home Corporation
  (PRIDES), 8.25%, 08/16/01 ..............   9,640          $   94,593
Drugs & Medical Products -- 2.14%
------------------------------------------------------------------------
Biovail Corporation 6.75%, 03/31/25 ......   1,530             109,395
Energy -- 8.09%
------------------------------------------------------------------------
Aes Trust VII 6.00%, 05/15/08 ............   1,520             104,500
Calpine Capital Trust II (TIDES)
  5.50%, 02/01/05 ........................     955              89,054
K N Energy Inc. (PEPS)
  8.25%, 11/30/01 ........................   1,635             109,545
Southern Energy Trust I Series A
  6.25%, 10/01/30 ........................   1,785             110,670
                                                            ----------
                                                               413,769
Insurance -- 3.47%
------------------------------------------------------------------------
Ace Ltd. (PRIDES) 8.25%, 05/16/03 ........   1,000              86,000
Metlife Capital Trust I
  8.00%, 05/15/03 ........................     835              91,432
                                                            ----------
                                                               177,432
Oil Services -- 3.73%
------------------------------------------------------------------------
Coastal Corporation (PRIDES)
  6.625%, 08/16/02 .......................   1,845              91,558
Evi Inc. 5.00%, 11/01/27 .................   2,000              99,000
                                                            ----------
                                                               190,558
Telecommunications -- 1.77%
------------------------------------------------------------------------
McLeodUSA Inc. Series A
  6.75%, 12/31/49 ........................     230              90,728
Wireless Communications -- 1.98%
------------------------------------------------------------------------
Crown Castle International Corporation
  Trust V (DECS), 7.25%, 08/15/02 ........   4,400             101,200
                                                            ----------
Total Convertible
Preferred Stocks
(Identified cost $1,127,741)..............                   1,177,675
------------------------------------------------------------------------
Convertible Corporate Bonds -- 63.97%
------------------------------------------------------------------------
Advertising -- 1.35%
------------------------------------------------------------------------
Omnicom Group Inc.
  2.25% due 01/06/13 ..................... $40,000              69,200
Computer Services -- 6.45%
------------------------------------------------------------------------
America Online Inc.
  Zero Coupon due 12/06/19 ............... 162,000              76,140
Automatic Data Processing Inc.
  Zero Coupon due 02/20/12 ...............  45,000              74,025
Exodus Communications Inc.
  4.75% due 07/15/08 ..................... 125,000              94,531
Juniper Networks Inc.
  4.75% due 03/15/07 .....................  82,000              85,178
                                                            ----------
                                                               329,874

                                                Number
                                              of Shares
                                             or Principal
                                                Amount         Value
Computer Software -- 7.33%
------------------------------------------------------------------------
BEA Systems Inc. 4.00% due 12/15/06 ...... $41,000          $   90,866
I2 Technologies 5.25% due 12/15/06 .......  45,000              73,575
Mercury Interactive Corporation
  4.75% due 07/01/07 .....................  95,000             105,925
Siebel Systems Inc. 5.50% due 09/15/06 ...  20,000              58,050
Veritas Software Corporation
  5.25% due 11/01/04 .....................   5,000              46,244
                                                            ----------
                                                               374,660
Construction -- 2.17%
------------------------------------------------------------------------
Lennar Corporation
  Zero Coupon due 07/29/18 ............... 200,000             111,000
Drugs & Medical Products -- 4.42%
------------------------------------------------------------------------
Alza Corporation
  Zero Coupon due 07/28/20 ............... 148,000             102,860
Roche Holdings Inc.
  Zero Coupon due 01/19/15 (144A) ........ 135,000             123,187
                                                            ----------
                                                               226,047
Electrical Equipment -- 2.77%
------------------------------------------------------------------------
Sanmina Corporation
  4.25% due 05/01/04 .....................  35,000              64,969
Solectron Corporation
  Zero Coupon due 05/08/20 ............... 136,000              76,500
                                                            ----------
                                                               141,469
Electronics -- 4.01%
------------------------------------------------------------------------
Celestica Inc. Zero Coupon due 08/01/20    230,000              99,475
L-3 Communications Holdings Inc.
  5.25% due 06/01/09 (144A) ..............  95,000             105,450
                                                            ----------
                                                               204,925
Health Care -- 3.77%
------------------------------------------------------------------------
Health Management Associates Inc.
  Zero Coupon due 08/16/20 (144A) ........ 135,000              99,900
Universal Health Services Inc.
  Zero Coupon due 06/23/20 (144A) ........ 137,000              92,989
                                                            ----------
                                                               192,889
Manufacturing -- 1.52%
------------------------------------------------------------------------
Corning Inc. Zero Coupon due 11/08/15 .... 109,000              77,935
Medical Instruments -- 1.65%
------------------------------------------------------------------------
Perkinelmer Inc.
  Zero Coupon due 08/07/20 ............... 120,000              84,450
Oil Services -- 10.21%
------------------------------------------------------------------------
Anadarko Petroleum Corporation
  Zero Coupon due 03/07/20 ............... 119,000             106,802
Diamond Offshore Drilling Inc.
  3.75% due 02/15/07 .....................  95,000             104,144
Kerr Mcgee Corporation
  5.25% due 02/15/10 .....................  82,000             103,115

                      THE ENTERPRISE Group of Funds, Inc.
108

--------------------------------------------------------------------------------
             Enterprise Convertible Securities Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
Nabors Industries Inc.
  Zero Coupon due 06/28/20 ................ $139,000         $  105,814
Transocean Sedco Forex Inc.
  Zero Coupon due 05/24/20 ................  175,000            102,375
                                                             ----------
                                                                522,250
Pharmaceuticals -- 6.80%
--------------------------------------------------------------------------
Allergan Inc.
  Zero Coupon due 11/01/20 (144A) .........  127,000             87,947
Elan Finance Corporation Ltd
  Zero Coupon due 12/14/18 ................   92,000             67,390
Teva Pharmaceuticals
  1.50% due 10/15/05 (144A) ...............   75,000             82,219
Vertex Pharmaceuticals Inc.
  5.00% due 09/19/07 (144A) ...............  108,000            110,430
                                                             ----------
                                                                347,986
Real Estate -- 1.95%
--------------------------------------------------------------------------
Equity Office Properties Trust
  7.25% due 11/15/08 ......................   95,000             99,512
Retail -- 2.08%
--------------------------------------------------------------------------
Kohl's Corporation
  Zero Coupon due 06/12/20 ................  175,000            106,094
Telecommunications -- 3.47%
--------------------------------------------------------------------------
Charter Communications Inc.
  5.75% due 10/15/05 (144A) ...............   71,000             86,709
Comverse Technology Inc.
  1.50% due 12/01/05 (144A) ...............   80,000             90,900
                                                             ----------
                                                                177,609
Wireless Communications -- 4.02%
--------------------------------------------------------------------------
American Tower Corporation
  5.00% due 02/15/10 ......................  110,000             99,963
Nextel Communications
  5.25% due 01/15/10 ......................  145,000            105,487
                                                             ----------
                                                                205,450
                                                             ----------
Total Convertible Corporate Bonds
(Identified cost $3,259,403).............................     3,271,350
--------------------------------------------------------------------------

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount         Value
Repurchase Agreement -- 11.63%
--------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement, 6.00% due 01/02/01,
  Market Value $595,397
  Collateral: U.S. Treasury Note
  $600,000, 6.25% due 10/31/01,
  Value $615,441 .......................... $595,000         $  595,000
                                                             ----------
Total Repurchase Agreement
(Identified cost $595,000).................................     595,000
--------------------------------------------------------------------------
Total Investments
(Identified cost $4,982,144)...............................  $5,044,025
Other Assets Less Liabilities -- 1.37% ....................      70,067
                                                             ----------

Net Assets -- 100% ........................................  $5,114,092
--------------------------------------------------------------------------

(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(DECS)   Dividend Enhanced Convertible Stock
(PEPS)   Participating Equity Preferred Shares
(PRIDES) Preferred Redeemable Increased Dividend Securities
(TIDES)  Term Income Deferrable Equity Securities


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise High-Yield Bond Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Caywood-Scholl Capital Management
San Diego, California


Investment Management


Caywood-Scholl Capital Management ("Caywood-Scholl") has been subadviser to the Enterprise High-Yield Bond Fund since its inception in 1987. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $1 million.


Investment Objective


The objective of the Enterprise High-Yield Bond Fund is to seek maximum current income.


Investment Strategies


The High-Yield Bond Fund invests primarily in high-yield, income-producing U.S. corporate bonds rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's corporation ("S&P"), which are commonly known as "junk bonds." The Fund's investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high-yield market. Companies near or in bankruptcy are not considered for investment. The Fund does not purchase bonds, which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income producing cash equivalents.


2000 Performance Review


The Enterprise High-Yield Bond Fund's Class A shares had a total return for the year of -2.96 percent (before load) compared with -3.79 percent for the Merrill Lynch High Yield Index, 4.05 percent for the Lehman BB Index and -8.38 percent for the Lipper High Yield Index.


The year 2000 was a difficult year for the high-yield market. As the broader markets discounted slowing economic conditions, reduced levels of corporate profitability and reduced liquidity, Caywood-Scholl witnessed a dramatic reduction in demand for lower rated securities. More specific to the high-yield market was a rise in overall default rates coupled with mutual fund outflows. As a result, Caywood-Scholl saw valuations drift to their lowest levels since 1991. Caywood-Scholl believes that the market was dramatically oversold.


On a relative basis, the Enterprise High-Yield Bond Fund enjoyed a successful year. The out-performance was achieved mostly by minimizing the number of deteriorating credits in the Fund. The over-weighting of the energy, gaming, healthcare and utility sectors all had a positive contribution to the Fund's relative performance. During the year, Caywood-Scholl upgraded the Fund's telecommunications exposure.


                      THE ENTERPRISE Group of Funds, Inc.
110

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                             12/31/90         1991          1992            1993           1994          1995
Enterprise High-Yield Bond - A              $ 9,521.00     $12,665.00     $14,779.00     $17,377.00     $17,385.00     $20,166.00
Lehman High Yield BB Index*                 $10,000.00     $12,503.00     $14,013.00     $16,236.00     $16,173.00     $19,706.00
Lipper High Yield Bond Fund Index*          $10,000.00     $14,022.00     $16,596.00     $19,889.00     $19,157.00     $22,487.00

                                             1996             1997           1998            1999          2000
Enterprise High-Yield Bond - A              $22,746.00     $25,751.00     $26,339.00     $27,302.00     $26,494.00
Lehman High Yield BB Index*                 $21,463.00     $25,476.00     $25,603.00     $26,082.00     $27,137.00
Lipper High Yield Bond Fund Index*          $25,406.00     $28,751.00     $28,728.00     $30,103.00     $27,182.00

Average Annual Total Returns - Periods ending December 31, 2000

Enterprise High-Yield Bond Fund - A        One Year   Five Year      Ten Year

With Sales Charge                           -7.58%      4.58%         10.23%
Without Sales Charge                        -2.96%      5.61%         10.78%
Lehman High Yield BB Index*                  4.05%      6.61%         10.50%
Lipper High Yield Bond Fund Index*          -9.71%      3.87%         10.52%

Average Annual Total Returns - Periods ending December 31, 2000

Enterprise High-Yield Bond Fund - B        One Year   Five Year  5/1/95-12/31/00

With Sales Charge                           -7.92%      4.74%         5.75%
Without Sales Charge                        -3.49%      5.03%         5.87%
Lehman High Yield BB Index*                  4.05%      6.61%         7.96%
Lipper High Yield Bond Fund Index*          -9.71%      3.87%         5.01%

Average Annual Total Returns - Periods ending December 31, 2000

Enterprise High-Yield Bond Fund - C        One Year      5/1/97-12/31/00

With Sales Charge                           -4.38%            3.19%
Without Sales Charge                        -3.49%            3.19%
Lehman High Yield BB Index*                  4.05%            5.95%
Lipper High Yield Bond Fund Index*          -9.71%            1.59%

Average Annual Total Returns - Periods ending December 31, 2000

Enterprise High-Yield Bond Fund - Y        One Year      7/31/97-12/31/00

Annualized Return                           -2.52%            2.51%
Lehman High Yield BB Index*                  4.05%            4.36%
Lipper High Yield Bond Fund Index*          -9.71%           -0.31%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers High Yield BB Index is an unmanaged index of fixed rate, public non-Health & Biotech Fund that are rated Ba1 or lower by Moody's Investor Services, or BB+ or lower by Standard & Poors if a Moody's rating is not available. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper High Current Yield Bond Fund Index is an unmanaged index of the 30 largest funds based on total year-end net asset value, in the Lipper High Current Yield Bond fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Caywood-Scholl's outlook for 2001 is bullish, but with the expectation of volatility. Presently, the Fund is in the process of correcting from an oversold market. The near-term bullishness may get a dose of reality when the fourth quarter earnings are revealed, which are likely to be bleak. The poor earnings could be met with further earnings expectation reductions from Wall Street, which will damage confidence. Another rate cut by the Fed will help allay fears, but the effects of rate cuts have lags. This means first quarter earnings comparisons will also be weak, especially considering the strength of last year's first quarter. Caywood-Scholl believes the market will be willing to overlook the current economic weakness as long as it is perceived the Fed is on the job. Therefore, with the Fed adding liquidity, Caywood-Scholl believes high-yield assets will outperform.


There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise High-Yield Bond Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount          Value
Domestic Corporate Bonds -- 76.26%
---------------------------------------------------------------------------
Aerospace -- 0.26%
---------------------------------------------------------------------------
BE Aerospace Inc.
  9.50%, due 11/01/08 ......................   $250,000        $  248,125
Airlines -- 0.78%
---------------------------------------------------------------------------
Northwest Airlines Inc.
  8.52%, due 04/07/04 ......................    750,000           742,032
Apparel & Textiles -- 0.85%
---------------------------------------------------------------------------
Fruit of the Loom Inc.
  8.875%, due 04/15/06 (b) .................    300,000            15,000
Levi Strauss & Company New
  6.80%, due 11/01/03 ......................    250,000           215,000
Levi Strauss & Company New
  7.00%, due 11/01/06 ......................    400,000           314,000
VF Corporation
  8.50%, due 10/01/10 (144A) ...............    250,000           259,848
                                                               ----------
                                                                  803,848
Automotive -- 1.45%
---------------------------------------------------------------------------
Avis Group Holdings Inc.
  11.00%, due 05/01/09 .....................    750,000           808,125
Budget Group Inc.
  9.125%, due 04/01/06 .....................    700,000           189,000
Sonic Automotive Inc. (Series B)
  11.00%, due 08/01/08 .....................    450,000           382,500
                                                               ----------
                                                                1,379,625
Banking -- 0.97%
---------------------------------------------------------------------------
Bay View Capital Corporation
  9.125%, due 08/15/07 .....................    400,000           256,000
Western Financial Savings Bank Orange
  California 8.50%, due 07/01/03 ...........    200,000           188,250
Western Financial Savings Bank Orange
  California 8.875%, due 08/01/07 ..........    500,000           475,625
                                                               ----------
                                                                  919,875
Broadcasting -- 6.07%
---------------------------------------------------------------------------
Allbritton Communications Company
  (Series B) 8.875%, due 02/01/08 ..........    400,000           376,000
Echostar DBS Corporation
  9.375%, due 02/01/09 ..................... 1,150,000          1,115,500
Fox Family Worldwide Inc.
  0%/10.25%, due 11/01/07 (c) ..............   450,000            357,750
Fox Family Worldwide Inc.
  9.25%, due 11/01/07 ...................... 1,250,000          1,231,250
Fox Sports Networks LLC
  0%/9.75%, due 08/15/07 (c) ............... 1,900,000          1,672,000
Liberty Media Group
  7.875%, due 07/15/09 .....................   400,000            393,978
Sinclair Broadcast Group Inc.
  8.75%, due 12/15/07 ......................   700,000            626,500
                                                               ----------
                                                                5,772,978

                                                  Number
                                                of Shares
                                               or Principal
                                                  Amount          Value
Building & Construction -- 2.11%
---------------------------------------------------------------------------
American Standard Inc.
  7.375%, due 02/01/08 ..................... $ 550,000         $  517,000
Building Materials Corporation America
  (Series B) 7.75%, due 07/15/05 ...........   600,000            150,000
Integrated Electrical Services
  9.375%, due 02/01/09 .....................   650,000            578,500
Nortek Inc.
  8.875%, due 08/01/08 .....................   400,000            354,000
Nortek Inc. (Series B)
  9.125%, due 09/01/07 .....................   450,000            406,125
                                                               ----------
                                                                2,005,625
Business Services -- 0.59%
---------------------------------------------------------------------------
United Rentals Inc. (Series B)
  8.80%, due 08/15/08 ......................   750,000            562,500
Cable -- 5.16%
---------------------------------------------------------------------------
Adelphia Communications Corporation
  9.50%, due 03/01/05 ......................   200,000            187,000
Adelphia Communications Corporation
  8.375%, due 02/01/08 .....................   250,000            215,000
Adelphia Communications Corporation
  7.875%, due 05/01/09 .....................   250,000            203,750
Adelphia Communications Corporation
  10.875%, due 10/01/10 ....................   250,000            241,250
Adelphia Communications Corporation
  (Series B) 10.50%, due 07/15/04 ..........   650,000            641,875
Adelphia Communications Corporation
  (Series B) Zero Coupon/9.05%, due
  01/15/08 (c) .............................   600,000            231,000
Charter Communication Holdings
  8.25%, due 04/01/07 ...................... 1,750,000          1,583,750
Charter Communication Holdings
  8.625%, due 04/01/09 .....................   250,000            226,875
Mediacom LLC/Mediacom Capital
  Corporation (Series B) 8.50%, due
  04/15/08 .................................   750,000            686,250
Williams Communications Corporation
  10.70%, due 10/01/07 .....................   600,000            462,000
Williams Communications Group
  10.875%, due 10/01/09 ....................   300,000            223,500
                                                               ----------
                                                                4,902,250
Chemicals -- 0.63%
---------------------------------------------------------------------------
Huntsman Polymers Corporation
  11.75%, due 12/01/04 .....................   250,000            192,500
Kaiser Aluminum & Chemical
  Corporation 10.875%, due 10/15/06 ........   150,000            117,000
Lyondell Chemical Company
  9.625%, due 05/01/07 .....................   200,000            194,000
Pioneer Americas Acquisition
  Corporation (Series B) 9.25%, due
  06/15/07 (b) .............................   550,000             99,000
                                                               ----------
                                                                  602,500

                      THE ENTERPRISE Group of Funds, Inc.
112

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Communications -- 4.04%
--------------------------------------------------------------------------
Globalstar Telecommunications (Wts) (a)
  (144A) ..................................        700        $        0
Level 3 Communications Inc.
  9.125%, due 05/01/08 .................... $1,750,000         1,413,125
Level 3 Communications Inc.
  0%/10.50%, due 12/01/08 (c) .............    550,000           297,000
Loral Space & Communication Ltd.
  9.50%, due 01/15/06 .....................    350,000           234,500
Loral Space & Communication Ltd.
  0%/12.50%, due 01/15/07 (c) ............. $1,650,000           429,000
Loral Space & Communication Ltd.
  (Wts) (a) ...............................        850             1,305
Metromedia Fiber Network Inc.
  10.00%, due 11/15/08 .................... $  500,000           415,000
Metromedia Fiber Network Inc.
  10.00%, due 12/15/09 ....................  1,000,000           830,000
Qwest Communications International
  Inc. (Series B) 0%/8.29%, due
  02/01/08 (c) ............................    250,000           218,125
                                                              ----------
                                                               3,838,055
Computer Software -- 0.25%
--------------------------------------------------------------------------
North Point Communications
  12.875%, due 02/15/10 (k) ...............    950,000            66,500
PSINet Inc.
  10.50%, due 12/01/06 ....................    650,000           169,000
                                                              ----------
                                                                 235,500
Consumer Products -- 3.23%
--------------------------------------------------------------------------
Chattem Inc. (Series B)
  8.875%, due 04/01/08 ....................    850,000           637,500
Corning Consumer Products Company
  (Series B) 9.625%, due 05/01/08 .........    400,000            88,000
French Fragrances Inc. (Series B)
  10.375%, due 05/15/07 ...................    550,000           500,500
French Fragrances Inc. (Series D)
  10.375%, due 05/15/07 ...................    150,000           136,500
Scotts Company
  8.625%, due 01/15/09 (144A) .............    800,000           776,000
Sealy Mattress Company (Series B)
  0%/10.875%, due 12/15/07 (c) ............  1,250,000           937,500
                                                              ----------
                                                               3,076,000
Containers/Packaging -- 1.07%
--------------------------------------------------------------------------
Owens Illinois Inc.
  8.10%, due 05/15/07 .....................    350,000           189,000
Owens Illinois Inc.
  7.35%, due 05/15/08 .....................  1,100,000           583,000
Riverwood International Corporation
  10.25%, due 04/01/06 ....................    250,000           249,375
                                                              ----------
                                                               1,021,375
Crude & Petroleum -- 0.73%
--------------------------------------------------------------------------
Premcor Refining Group Inc.
  8.875%, due 11/15/07 ....................    450,000           247,500
Premcor USA Inc. (Series B)
  10.875%, due 12/01/05 ...................    850,000           442,000
                                                              ----------
                                                                 689,500

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Drugs & Medical Products -- 1.02%
--------------------------------------------------------------------------
King Pharmaceuticals Inc.
  10.75%, due 02/15/09 .................... $  917,000        $  967,435
Electronics -- 0.06%
--------------------------------------------------------------------------
Axiohm Transaction Solutions
  9.75%, due 10/01/07 (b) .................    500,000            55,000
Energy -- 3.95%
--------------------------------------------------------------------------
Calpine Corporation
  7.75%, due 04/15/09 .....................    800,000           745,000
Calpine Corporation
  8.625%, due 08/15/10 ....................  1,000,000           968,497
CMS Energy Corporation
  7.50%, due 01/15/09 .....................    950,000           871,332
Cogentrix Energy Inc.
  8.75%, due 10/15/08 .....................    250,000           255,000
Ocean Energy Inc. (Series B)
  8.375%, due 07/01/08 ....................    900,000           915,750
                                                              ----------
                                                               3,755,579
Finance -- 1.22%
--------------------------------------------------------------------------
RBF Finance Company
  11.00%, due 03/15/06 ....................  1,000,000         1,157,500
Food, Beverages & Tobacco -- 2.56%
--------------------------------------------------------------------------
Canandaigua Brands Inc.
  8.625%, due 08/01/06 ....................    550,000           559,625
Canandaigua Brands Inc.
  8.50%, due 03/01/09 .....................    100,000            97,750
NBTY Inc. (Series B)
  8.625%, due 09/15/07 ....................  1,000,000           830,000
Stater Brothers Holdings Inc.
  10.75%, due 08/15/06 ....................    950,000           779,000
Twin Laboratories Inc.
  10.25%, due 05/15/06 ....................    260,000           169,000
                                                              ----------
                                                               2,435,375
Gaming -- 2.37%
--------------------------------------------------------------------------
Boyd Gaming Corporation
  9.50%, due 07/15/07 .....................    275,000           243,375
Circus Circus Enterprises Inc.
  9.25%, due 12/01/05 .....................    600,000           585,000
Mirage Resorts Inc.
  6.75%, due 08/01/07 .....................    450,000           422,895
Station Casinos Inc.
  9.875%, due 07/01/10 ....................    500,000           513,125
Trump Atlantic City Associates
  11.25%, due 05/01/06 ....................    750,000           491,250
                                                              ----------
                                                               2,255,645
Health Care -- 2.98%
--------------------------------------------------------------------------
Columbia/HCA Healthcare Corporation
  7.15%, due 03/30/04 .....................    250,000           244,672
Columbia/HCA Healthcare Corporation
  6.91%, due 06/15/05 .....................    350,000           337,252

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Columbia/HCA Healthcare Corporation
  7.25%, due 05/20/08 ..................... $  250,000        $  238,523
Dade International Inc. (Series B)
  11.125%, due 05/01/06 ...................    500,000           120,000
HCA - The Healthcare Company
  8.75%, due 09/01/10 .....................    550,000           580,779
Healthsouth Corporation
  10.75%, due 10/01/08 (144A) .............    500,000           525,035
Quest Diagnostics Inc.
  10.75%, due 12/15/06 ....................    750,000           789,375
                                                              ----------
                                                               2,835,636
Hotels & Restaurants -- 4.75%
--------------------------------------------------------------------------
Foodmaker Corporation (Series B)
  9.75%, due 11/01/03 .....................    350,000           355,062
Foodmaker Inc.
  8.375%, due 04/15/08 ....................  1,000,000           940,000
Hammon (John Q.) Hotels
  8.875%, due 02/15/04 ....................    250,000           226,250
Host Marriot
  8.375%, due 02/15/06 ....................    250,000           242,500
Mandalay Resort Group
  10.25%, due 08/01/07 ....................    950,000           938,125
MGM Grand Inc.
  9.75%, due 06/01/07 .....................  1,000,000         1,045,000
Sbarro Inc.
  11.00%, due 09/15/09 ....................    280,000           280,350
Station Casinos Inc.
  8.875%, due 12/01/08 ....................    500,000           490,000
                                                              ----------
                                                               4,517,287
Machinery -- 0.41%
--------------------------------------------------------------------------
Columbus McKinnon Corporation
  8.50%, due 04/01/08 .....................    500,000           393,750
Medical Instruments -- 1.39%
--------------------------------------------------------------------------
Charles River Labs Inc.
  13.50%, due 10/01/09 .................... $  227,500           238,875
Charles River Labs Inc. (Wts) (a) (144A)           350            59,012
Fisher Scientific International Inc.
  9.00%, due 02/01/08 ..................... $1,100,000         1,020,250
                                                              ----------
                                                               1,318,137
Medical Services -- 3.29%
--------------------------------------------------------------------------
Lifepoint Hospitals Holdings Inc.
  10.75%, due 05/15/09 ....................    250,000           271,250
Tenet Healthcare Corporation
  8.125%, due 12/01/08 ....................    650,000           656,500
Tenet Healthcare Corporation
  9.25%, due 09/01/10 .....................    500,000           543,125
Triad Hospitals Holdings Inc.
  11.00%, due 05/15/09 ....................    850,000           897,812
Warner Chilcott Inc.
  12.625%, due 02/15/08 (144A) ............    750,000           757,500
                                                              ----------
                                                               3,126,187

                                                 Number
                                               of Shares
                                              or Principal
                                                 Amount          Value
Oil Services -- 2.21%
--------------------------------------------------------------------------
EOTT Energy Partners LP
  11.00%, due 10/01/09 .................... $  250,000        $  258,750
Nuevo Energy Company
  9.50%, due 06/01/08 .....................    250,000           252,500
Pioneer Natural Resources Company
  9.625%, due 04/01/10 ....................  1,000,000         1,067,560
Trico Marine Services Inc.
  8.50%, due 08/01/05 .....................    550,000           523,187
                                                              ----------
                                                               2,101,997
Printing & Publishing -- 0.65%
--------------------------------------------------------------------------
Nebraska Book Company Inc.
  8.75%, due 02/15/08 .....................    750,000           615,000
Retail -- 1.97%
--------------------------------------------------------------------------
Boyds Collection Ltd.
  9.00%, due 05/15/08 .....................    200,000           189,250
Buhrmann U.S. Inc.
  12.25%, due 11/01/09 ....................    550,000           552,750
Cole National Group Inc.
  8.625%, due 08/15/07 ....................  1,050,000           724,500
Michaels Stores Inc.
  10.875%, due 06/15/06 ...................    200,000           200,000
Saks Inc. 8.25%, due 11/15/08 .............    350,000           210,000
                                                              ----------
                                                               1,876,500
Semiconductors -- 0.15%
--------------------------------------------------------------------------
Amkor Technology Inc.
  9.25%, due 05/01/06 .....................    150,000           141,375
Telecommunications -- 10.73%
--------------------------------------------------------------------------
Crown Castle International Corporation
  0%/10.625%, due 11/15/07 (c) ............  1,500,000         1,200,000
Crown Castle International Corporation
  9.00%, due 05/15/11 ..................... $  500,000           483,750
E. Spire Communications Inc. (Wts) (a)
  (144A) ..................................        800                 0
Firstworld Communications Inc.
  (Wts) (a) ...............................        500             2,170
Intermedia Communications Inc.
  (Series B) 0%/11.25%,
  due 07/15/07 (c) ........................ $  350,000           210,000
Intermedia Communications Inc.
  (Series B) 8.50%, due 01/15/08 ..........    600,000           420,000
Level 3 Communications Inc.
  11.00%, due 03/15/08 ....................    100,000            88,000
McLeodUSA Inc.
  0%/10.50%, due 03/01/07 (c) .............    475,000           394,250
McLeodUSA Inc.
  8.125%, due 02/15/09 ....................    900,000           774,000
Nextel Communications
  0%/10.65%, due 09/15/07 (c) .............  1,100,000           869,000

                      THE ENTERPRISE Group of Funds, Inc.
114

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount          Value
Nextel Communications
  0%/9.75%, due 10/31/07 (c) ................  $900,000         $   666,000
Nextel Communications
  0%/9.95%, due 02/15/08 (c) ................   650,000             474,500
Nextlink Communications
  0%/9.45%, due 04/15/08 (c) ................ 1,100,000             572,000
Nextlink Communications
  10.75%, due 11/15/08 ......................   900,000             742,500
NTL Communications Corporation
  11.875%, due 10/01/10 (144A) ..............   250,000             222,500
Panamsat Corporation
  6.375%, due 01/15/08 ......................   300,000             270,040
Pathnet Inc. 12.25%, due 04/15/08 ........... $ 250,000              32,500
Pathnet Inc. (Wts) (a) (d) (144A) ...........       250                   0
RCN Corporation
  0%/11.125%, due 10/15/07 (c) .............. $ 350,000             122,500
RCN Corporation
  10.00%, due 10/15/07 ......................   250,000             137,500
RCN Corporation
  10.125%, due 01/15/10 .....................   200,000             102,000
Telecorp Pcs Inc.
  10.625%, due 07/15/10 .....................   950,000             964,250
Triton Pcs Inc.
  0%/11.00%, due 05/01/08 (c) ...............   250,000             197,500
Williams Communications Group
  11.70%, due 08/01/08 ......................   750,000             600,000
Winstar Communications Inc.
  12.75%, due 04/15/10 ...................... 1,000,000             660,000
                                                                -----------
                                                                 10,204,960
Textiles -- 2.22%
-----------------------------------------------------------------------------
Phillips Van Heusen Corporation
  9.50%, due 05/01/08 ....................... 1,000,000             930,000
Polymer Group Inc. (Series B)
  9.00%, due 07/01/07 .......................   700,000             462,000
Westpoint Stevens Inc.
  7.875%, due 06/15/08 ...................... 1,000,000             720,000
                                                                -----------
                                                                  2,112,000
Travel/Entertainment/Leisure -- 0.26%
-----------------------------------------------------------------------------
International Game Technology
  7.875%, due 05/15/04 ......................   250,000             250,000
Utilities -- 2.58%
-----------------------------------------------------------------------------
AES Corporation
  9.50%, due 06/01/09 .......................   900,000             931,500
AES Corporation
  9.375%, due 09/15/10 ......................   400,000             409,000
Azurix Corporation
  10.375%, due 02/15/07 .....................   500,000             492,500
Ferrellgas Partners LP (Series B)
  9.375%, due 06/15/06 ......................   450,000             418,500
Midland Cogeneration Venture (Series
  C-91) 10.33%, due 07/23/02 ................    94,390              96,750

                                                   Number
                                                 of Shares
                                                or Principal
                                                   Amount          Value
Midland Funding Corporation (Series
  C-94) 10.33%, due 07/23/02 ................ $ 101,637         $   104,178
                                                                -----------
                                                                  2,452,428
Waste Management -- 1.33%
-----------------------------------------------------------------------------
Allied Waste North America Inc.
  7.625%, due 01/01/06 ......................   650,000             615,875
Allied Waste North America Inc.
  7.875%, due 01/01/09 ......................   450,000             417,375
Waste Management Inc.
  6.875%, due 05/15/09 ......................   250,000             234,858
                                                                -----------
                                                                  1,268,108
Wireless Communications -- 1.97%
-----------------------------------------------------------------------------
Leap Wireless International Inc.
  12.50%, due 04/15/10 ...................... $ 500,000             290,000
Leap Wireless International Inc. (Wts) (a)
  (144A) ....................................     5,000               2,500
Nextel Communications
  9.375%, due 11/15/09 ...................... $ 750,000             699,375
Voicestream Wireless Corporation
  11.50%, due 09/15/09 ......................   500,000             540,000
Voicestream Wireless Corporation
  10.375%, due 11/15/09 .....................   318,647             341,351
                                                                -----------
                                                                  1,873,226
                                                                -----------
Total Domestic Corporate Bonds
(Identified cost $84,773,724)................................    72,512,913
-----------------------------------------------------------------------------
Foreign Bonds -- 13.74%
-----------------------------------------------------------------------------
Apparel & Textiles -- 0.26%
-----------------------------------------------------------------------------
Reliance Industries Ltd.
  8.25%, due 01/15/27 (144A) ................   250,000             247,778
Basic Industries -- 1.60%
-----------------------------------------------------------------------------
Cemex 12.75%, due 07/15/06 (144A) ...........   900,000           1,017,000
Cemex International Capital Inc.
  9.66%, due 12/29/49 (144A) ................   500,000             502,500
                                                                -----------
                                                                  1,519,500
Broadcasting -- 1.63%
-----------------------------------------------------------------------------
Grupo Televisa 8.625%,
  due 08/08/05 (144A) .......................   300,000             296,250
Rogers Communications Inc.
  9.125%, due 01/15/06 ......................   150,000             151,688
Rogers Communications Inc.
  8.875%, due 07/15/07 ......................   300,000             297,000
Satelites Mexicanos
  10.125%, due 11/01/04 .....................   950,000             617,500
TV Azteca 10.50%, due 02/15/07
  (144A) ....................................   200,000             190,466
                                                                -----------
                                                                  1,552,904

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Cable -- 1.19%
------------------------------------------------------------------------
Telewest Communications
  9.875%, due 02/01/10 .................$  350,000         $   304,500
Telewest Communications New
  0%/9.25%, due 04/15/09 (c) ........... 1,750,000             822,500
                                                           -----------
                                                             1,127,000
Chemicals -- 0.10%
------------------------------------------------------------------------
PCI Chemicals Canada Inc.
  9.25%, due 10/15/07 ..................   400,000              92,000
Energy -- 0.27%
------------------------------------------------------------------------
YPF Sociedad Anonima
  9.125%, due 02/24/09 .................   250,000             260,042
Finance -- 1.05%
------------------------------------------------------------------------
Flowserve Finance
  12.25%, due 08/15/10 .................   500,000             497,500
PDVSA Finance Ltd.
  9.375%, due 11/15/07 .................   500,000             504,375
                                                           -----------
                                                             1,001,875
Government Bond -- 1.82%
------------------------------------------------------------------------
United Mexican States
  9.875%, due 01/15/07 .................   250,000             265,589
United Mexican States
  8.625%, due 03/12/08 .................   600,000             598,500
United Mexican States
  9.875%, due 02/01/10 .................   800,000             864,840
                                                           -----------
                                                             1,728,929
Machinery -- 0.27%
------------------------------------------------------------------------
Mannesmann 8.75%, due 06/01/06 .........   250,000             255,000
Oil Services -- 1.26%
------------------------------------------------------------------------
Gulf Canada Resources Ltd.
  8.375%, due 11/15/05 .................   250,000             252,500
Gulf Canada Resources Ltd.
  8.35%, due 08/01/06 ..................   325,000             329,875
Petroleos Mexicanos
  9.375%, due 12/02/08 .................   600,000             618,000
                                                           -----------
                                                             1,200,375
Paper & Forest Products -- 0.21%
------------------------------------------------------------------------
Indah Kiat Finance Mauritius Ltd.
  10.00%, due 07/01/07 .................   300,000             111,000
Pindo Deli Finance Mauritius Ltd.
  10.75%, due 10/01/07 ................. $ 250,000              90,000
                                                           -----------
                                                               201,000
Telecommunications -- 2.16%
------------------------------------------------------------------------
AT&T Canada Inc. Deposit Receipt
  (Class B) ............................       514              15,003
Flag Ltd. 8.25%, due 01/30/08 .......... $ 650,000             552,500
Flag Telecom Holdings Ltd.
  11.625%, due 03/30/10 ................   750,000             585,000

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Global Crossing Holdings Ltd.
  9.125%, due 11/15/06 ................. $ 100,000         $    95,750
Rogers Cantel Inc.
  8.80%, due 10/01/07 ..................   800,000             800,000
                                                           -----------
                                                             2,048,253
Transportation -- 0.45%
------------------------------------------------------------------------
TBS Shipping International Ltd.
  10.00%, due 05/01/05 (b) .............   750,000             150,000
TFM 10.25%, due 06/15/07 ...............   300,000             276,750
                                                           -----------
                                                               426,750
Wireless Communications -- 1.47%
------------------------------------------------------------------------
Clearnet Communications Inc.
  0%/10.125%, due 05/01/09 (c) ......... 1,150,000             902,750
Grupo Iusacell
  14.25%, due 12/01/06 .................   500,000             493,750
                                                           -----------
                                                             1,396,500
                                                           -----------
Total Foreign Bonds
(Identified cost $15,256,442)...........................    13,057,906
------------------------------------------------------------------------

Repurchase Agreement -- 7.34%
------------------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 6.00%, due 01/02/01,
  Maturity Value $6,985,654 Collateral:
  U.S. Treasury Bond $6,005,000,
  6.75% due 08/15/26 Value
  $7,276,210............................ 6,981,000           6,981,000
                                                           -----------
Total Repurchase Agreement
(Identified cost $6,981,000)............................     6,981,000
------------------------------------------------------------------------

Total Investments
(Identified cost $107,011,166 ).........................
                                                           $92,551,819
Other Assets Less Liabilities -- 2.66% .................     2,533,965
                                                           -----------

Net Assets -- 100% .....................................   $95,085,784
------------------------------------------------------------------------

(a)    Non-income producing security.
(b) Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c) Zero Coupon or Step Bond -- The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d)    Security is fair valued at December 31, 2000.
(k) Company declared bankruptcy on January 16, 2001. Fund has ceased accrual of interest.
(Wts) Warrants -- Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


                      THE ENTERPRISE Group of Funds, Inc.
116

--------------------------------------------------------------------------------
                     Enterprise Government Securities Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------

TCW Investment Management Company
Los Angeles, California


Investment Management


TCW Investment Management Company ("TCW"), a wholly owned subsidiary of TCW Group, Inc., became subadviser of the Enterprise Government Securities Fund on May 1, 1992. TCW Group, Inc. manages approximately $85 billion for institutional clients, and its normal investment minimum is $35 million.


Investment Objective


The objective of the Enterprise Government Securities Fund is to seek current income and safety of principal.


Investment Strategies


The Government Securities Fund invests primarily in securities that are obligations of the U.S. Government, its agencies or instrumentalities. The Fund's investments may include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities. Agencies or instrumentalities whose securities are not backed by the full faith and credit of the United States include the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie
Mac). To a limited extent, the Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMO's"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.


2000 Performance Review


The Enterprise Government Securities Fund's Class A shares returned 10.69 percent (before load) in 2000 versus 11.16 percent for the Lehman
Mortgage-Backed Securities Index and 11.63 percent for the Lehman Aggregate
Index.


The double digit returns of the fixed-income market in the year 2000 caught many investors by surprise, particularly when viewed within the context of the Fed's 1.00 percent tightening in the first half of the year, and the relative under-performance of the spread sectors. Plummeting equity markets and a slowing economy caused the fixed-income market to rally throughout the year. Interest rates fell to a 10-month low in early April during a flight-to-quality from plunging technology stocks, and then rebounded higher on reports of rising inflationary pressures, tight labor markets and robust economic conditions. The Federal Reserve's 0.50 percent rate hike in May brought fed funds up to 6.50 percent, the highest level since January of 1991.


The bond market rallied after the May rate hike, as equity markets declined, and this time the rally gained momentum as the long awaited evidence of slowing economic growth emerged. By August 24, the yield on the 30-year benchmark U.S. Treasury bond had fallen to 5.66 percent, but rising oil prices and a heavy new issue calendar in the corporate sector soon caused yields to rise. By the middle of September, the yield on the 30-year Treasury had risen to 5.95 percent. Reports of slowing economic growth and plummeting equity values fueled further rate declines in the final quarter of the year, that brought interest rates down to levels last seen in early 1999. By year-end, yields on 10- and 30-year U.S. Treasuries had fallen 1.33 percent and 1.02 percent respectively, to 5.11 percent and 5.46 percent, while the yield on the 2-year Treasury stood at 5.09 percent, 1.12 percent below its close on December 31, 1999.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
             Enterprise Government Securities Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Spread expansion was a recurring theme throughout the year 2000. The yield curve inverted in mid-January when the treasury buyback plan provided strong support for the long bond. Yields on mortgages, corporates and high yield bonds remained stable while treasuries rallied. The political debate about the government's support of Freddie Mac and FNMA caused mortgage spreads to widen to historic levels in the second quarter and led to unusual performance differentials between GNMA, Freddie Mac and Fannie Mae securities. GNMA's outperformed early in the year, but as the debate lost importance in the marketplace, the conventional sector (Freddie Mac and Fannie Mae) recovered fully, eventually earning annual returns in excess of GNMA.


Spreads in most fixed-income sectors narrowed in the summer on evidence of moderating economic growth, only to widen out again in the fall, as energy prices rose and equity markets fell. The credit sectors were particularly hard hit, as the market reassessed credit risk. Lower tier credits in both high grade and high yield corporate bonds fared the worse in response to slowing economic growth, increasing default rates and declining equity values. In the final weeks of the year, the resolution of the presidential election, the decline in oil prices, and the emergence of an accommodative Fed, led to tighter spreads in many fixed income sectors. But the sharp declines in interest rates in November and December increased the mortgage-backed security sector's exposure to prepayment risk, lowering returns relative to the aggregate fixed income market. Nonetheless, the 11.16 percent annual return of the mortgage-backed security sector compared very favorably against the annual returns of most U.S equity indices.


Changes in market expectations caused the yield curve to become less inverted in the third and fourth quarters. As further rate hikes by the Fed seemed unlikely, investors sold long Treasuries and reinvested in higher-yielding securities at the short end of the curve and in the corporate sector. Long treasuries also fell out of favor amid a growing consensus that the new administration will be less committed to eliminating Treasury debt than the Clinton administration. By year-end, only the yields on the shortest of maturities (less than 1 year) were above the 30-year benchmark.


                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
118

--------------------------------------------------------------------------------
             Enterprise Government Securities Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                       Growth of a $10,000.00 Investment

                                                       12/31/90       1991         1992          1993         1994         1995
Enterprise Government Securities Fund - A             $ 9,522.00   $10,720.00   $11,785.00    $12,877.00   $11,873.00   $14,128.00
Lehman Brothers Int. Gov't Bond Index*                $10,000.00   $11,411.00   $12,202.00    $13,198.00   $12,968.00   $14,837.00
Lipper General US Gov't Fund Index*                   $10,000.00   $11,463.00   $12,162.00    $13,174.00   $12,550.00   $14,676.00

                                                         1996         1997         1998          1999         2000
Enterprise Government Securities Fund - A             $15,016.00   $16,278.00   $17,389.00    $17,490.00    $19,360.00
Lehman Brothers Int. Gov't Bond Index*                $15,440.00   $16,632.00   $18,043.00    $18,131.00    $20,029.00
Lipper General US Gov't Fund Index*                   $14,992.00   $16,359.00   $17,642.00    $17,174.00    $19,216.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Government Securities Fund - A        One Year      Five Year         Ten Year
With Sales Charge                                  5.40%         5.47%             6.83%
Without Sales Charge                              10.69%         6.50%             7.35%
Lehman Brothers Int. Gov't Bond Index*            10.47%         6.19%             7.19%
Lipper General US Gov't Bond Fund Index*          11.89%         5.54%             6.75%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Government Securities Fund - B        One Year      Five Year      5/1/95-12/31/00
With Sales Charge                                  5.09%         5.60%             6.94%
Without Sales Charge                              10.09%         5.92%             7.07%
Lehman Brother Int. Gov't Bond Index*             10.47%         6.19%             6.98%
Lipper General US Gov't Fund Index*               11.89%         5.54%             6.73%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Government Securities Fund - C        One Year         5/1/97-12/31/00
With Sales Charge                                  9.08%               6.45%
Without Sales Charge                              10.08%               6.45%
Lehman Brother Int. Gov't Bond Index*             10.47%               7.03%
Lipper General US Gov't Fund Index*               11.89%               6.85%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Government Securities Fund - Y        One Year         7/31/97-12/31/00
Annualized Return                                 11.28%               6.63%
Lehman Brothers Int. Gov't Bond Index*            10.47%               6.48%
Lipper General US Gov't Fund Index*               11.89%               5.92%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and excludes mangement fees and expenses. The Lipper General US Government Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper General US Government fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


The Fed surprised the market on January 3, when it unexpectedly dropped fed funds 0.50 percent to 6.00 percent. Treasury yields jumped higher following the announcement, as equity markets soared. Market participants expect additional rate cuts from the Fed in the coming weeks, as further evidence of economic weakness accumulates. Analysts hope that the equity market will rebound as the Fed nudges rates down, and easier financial conditions will generate a rebound in consumer confidence, spending, and capital investing. Credit spreads should also tighten as the Fed eases. The yield-curve is expected to steepen further, a trend, which bodes well for mortgage performance.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
             Enterprise Government Securities Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


Mortgage refinancing has been on the uptick, a direct result of the interest rate declines of the last few weeks. The effective mortgage rate now stands at an 18-month low, forcing mortgage investors to once again contend with shortening durations and increasingly negative convexities. The duration of the Lehman Mortgage Index declined from 4.27 years at the end of 1999 to 3.00 years on December 29, 2000. Additionally, the average price of the Lehman Mortgage Index has climbed to $100.10, suggesting that mortgages are near an important prepayment threshold. The Fund has been structured with a higher degree of call protection than is available in the generic mortgage market. This should promote performance gains relative to the Index in a declining rate environment and underlies TCW's outlook for favorable returns in the New Year.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
120

--------------------------------------------------------------------------------
                     Enterprise Government Securities Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                          Number
                                        of Shares
                                       or Principal
                                          Amount          Value
U.S. Government & Agency Obligations -- 81.25%
--------------------------------------------------------------------
Fannie Mae -- 32.41%
--------------------------------------------------------------------
5.50%, due 01/01/09 ................ $ 1,217,514      $  1,196,415
5.50%, due 02/01/09 ................   3,827,012         3,760,425
5.50%, due 02/01/09 ................   2,525,218         2,477,578
6.50%, due 02/01/09 ................      88,947            88,931
5.50%, due 06/01/09 ................   2,509,960         2,463,829
5.00%, due 04/01/11 ................   2,782,605         2,642,711
7.00%, due 03/01/14 ................   1,060,496         1,061,433
8.00%, due 11/01/16 ................   1,777,196         1,816,604
6.50%, due 08/01/19 ................   6,468,522         6,382,166
10.00%, due 07/01/20 ...............     124,601           132,161
10.00%, due 07/01/20 ...............     143,678           152,295
9.50%, due 08/01/20 ................     383,058           396,342
9.50%, due 10/01/20 ................     597,971           618,758
7.07%, due 10/01/25 (v) ............   4,438,032         4,492,572
6.00%, due 11/01/28 ................   3,524,676         3,419,865
6.00%, due 11/01/28 ................   6,882,795         6,681,201
7.00%, due 11/01/30 ................   6,993,714         7,000,269
                                                      ------------
                                                        44,783,555
Freddie Mac Participation Certificates -- 3.94%
--------------------------------------------------------------------
7.00%, due 09/01/17 ................   1,050,179         1,051,742
7.00%, due 10/01/17 ................   1,389,385         1,391,452
10.00%, due 10/01/18 ...............     604,592           643,839
10.00%, due 07/01/20 ...............     918,166           978,135
10.00%, due 10/01/20 ...............     354,719           376,297
9.00%, due 10/01/22 ................     979,225         1,009,473
                                                      ------------
                                                         5,450,938
Federal Housing Administration -- 11.67%
--------------------------------------------------------------------
7.75%, due 05/01/18 ................   5,926,026         5,963,063
8.70%, due 12/01/27 ................   2,521,843         2,572,280
7.00%, due 10/01/28 ................   2,259,005         2,219,472
6.75%, due 11/01/28 ................   2,160,001         2,106,001
7.18%, due 02/20/29 ................   3,321,354         3,271,534
                                                      ------------
                                                        16,132,350
Government National Mortgage Association -- 30.55%
--------------------------------------------------------------------
9.00%, due 08/15/16 ................       3,698             3,823
7.00%, due 12/15/27 ................   3,294,212         3,308,118
6.50%, due 08/15/28 ................   1,304,765         1,292,276
6.50%, due 02/20/29 ................   8,906,108         8,780,480
6.50%, due 05/15/29 ................   4,640,048         4,593,140
7.00%, due 06/15/29 ................   4,622,420         4,642,382
7.00%, due 10/15/29 ................   4,901,090         4,922,488
7.00%, due 10/15/33 ................  14,603,535        14,680,806
                                                      ------------
                                                        42,223,513

                                          Number
                                        of Shares
                                       or Principal
                                          Amount          Value
U.S. Treasury Notes -- 2.68%
--------------------------------------------------------------------
U.S. Treasury Note 6.50%, due
  08/15/05 ......................... $ 3,500,000      $  3,700,781
                                                      ------------
Total U.S. Government &
Agency Obligations
(Identified cost $112,002,207)......................   112,291,137
--------------------------------------------------------------------

Collateralized Mortgage Obligations -- 4.68%
--------------------------------------------------------------------
Chase Mortgage Finance Corporation
  4.66%, due 05/25/28 (v) ..........   3,386,325         2,738,249
Fannie Mae Series 1994-10 Class M
  6.50% Due 06/25/23 6.50%, due
  06/25/23 .........................     293,434           291,978
Freddie Mac Series 1552 Class YA
  3.57%, due 08/15/23 (v) ..........   1,291,553         1,138,969
Freddie Mac Series 1634 Class SB
  8.80%, due 12/15/23 (v) ..........   2,222,727         2,293,851
                                                      ------------
Total Collateralized Mortgage Obligations
(Identified cost $5,995,558)........................     6,463,047
--------------------------------------------------------------------

Corporate Bonds -- 6.46%
--------------------------------------------------------------------
PNC Mortgage Securities Corporation
  6.25%, due 02/25/14 ..............   3,263,243         3,240,825
PNC Mortgage Securities Corporation
  Series 1998-5 6.625%, due 07/25/28   1,679,590         1,666,170
Structured Asset Secs Corporation
  6.75%, due 03/25/29 ..............   4,065,865         4,022,361
                                                      ------------
                                                         8,929,356
                                                      ------------
Total Corporate Bonds
(Identified cost $9,018,608)........................     8,929,356
--------------------------------------------------------------------

Commercial Paper -- 1.63%
--------------------------------------------------------------------
International Leasing Finance 6.47%,
  due 01/09/01 .....................   1,250,000         1,248,203
Walt Disney Company 6.49%, due
  01/05/01 .........................   1,000,000           999,279
                                                      ------------
Total Commercial Paper
(Identified cost $2,247,482)........................     2,247,482
--------------------------------------------------------------------

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
             Enterprise Government Securities Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                         Number
                                       of Shares
                                      or Principal
                                         Amount        Value
Repurchase Agreements -- 5.14%
-----------------------------------------------------------------
State Street Bank & Trust Repurchase
  Agreement 6.00%, due 01/02/01,
  Maturity Value $7,111,738
  Collateral: U.S. Treasury Bond,
  $6,115,000, 6.75% due 08/15/26
  Value $7,409,496..................  $7,107,000    $7,107,000
                                                    ----------
Total Repurchase Agreements
(Identified cost $7,107,000)....................     7,107,000
-----------------------------------------------------------------

                                             Value
Total Investments
(Identified cost $136,370,855).......    $137,038,022
Other Assets Less Liabilities -- 0.84%      1,163,144
                                         ------------
Net Assets -- 100% ..................    $138,201,166
--------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 2000.



See notes to financial statements.





                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
122

--------------------------------------------------------------------------------
                       Enterprise Tax-Exempt Income Fund
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


MBIA Capital Management Corp.
Armonk, New York


Investment Management


MBIA Capital Management Corp. ("MBIA") became the subadviser to the Enterprise Tax-Exempt Income Fund on January 1, 1998. MBIA manages approximately $18.4 billion for institutional clients, and its normal investment minimum is $10 million.


Investment Objective


The investment objective of the Enterprise Tax-Exempt Income Fund is to seek a high level of current income exempt from federal income tax, with consideration given to preservation of principal.


Investment Strategies


The Tax-Exempt Income Fund invests primarily in investment grade, tax-exempt municipal securities. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the subadviser tries to limit risk as much as possible. The subadviser analyzes municipalities, their credit risk, market trends and investment cycles. The subadviser attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit.


The Fund anticipates that its average weighted maturity will range from 10 to 25 years. The subadviser will actively manage the Fund, adjusting the average Fund maturity and utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the subadviser may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the subadviser may adopt a longer weighted average maturity.


The Fund may also invest up to 20 percent of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20 percent of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax.


2000 Performance Review


The year 2000 was a strong year for the municipal market with yields falling
0.25 percent to 0.75 percent across the curve. The 2000 return of the Lehman Brothers Municipal Index was 11.68 percent, the best annual performance for the market since 1995 when the index returned 17.45 percent. Significantly, for the first time since 1990, municipal assets outperformed all major equity indices in an annual performance campaign. The municipal market was powered by robust technicals during the year. Demand for municipal assets was widespread, extending to both traditional and non-traditional buyers (crossover), while municipal bond issuance ended 2000 down 12.5 percent as compared to 1999.


For the year, the Puerto Rico and California indices were the best performers among the specialty states, outperforming the general market by 1.13 and 1.10 percent, respectively. New York, Massachusetts, and Texas also out-performed the general market while Michigan, Pennsylvania, Ohio and Arizona under-performed the national index.


The Enterprise Tax-Exempt Income Fund's Class A shares returned 10.65 percent (before load) versus 11.69 percent for the Lehman Municipal Bond Index. MBIA's emphasis on specialty state discounts, strong credit quality (56 percent invested in AAA), and the Fund's long duration buoyed performance as yields fell significantly during the final quarter of the year, -0.40 percent across the curve. Also, the Fund's over-weight in 10-15 years, the steepest part of the yield-curve, proved a positive boost to performance in December.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Tax-Exempt Income Fund -- (Continued)
                             SUBADVISER'S COMMENTS
--------------------------------------------------------------------------------


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


                       Growth of a $10,000.00 Investment

                                                  12/31/90         1991         1992            1993          1994           1995
Enterprise Tax-Exempt Income Fund - A            $ 9,523.00     $10,583.00    $11,417.00     $12,645.00    $11,296.00    $13,698.00
Lehman Brothers Municipal Bond Index*            $10,000.00     $11,215.00    $12,203.00     $13,702.00    $12,997.00    $15,266.00
Lipper General Municipal Debt Fund Index*        $10,000.00     $11,204.00    $12,201.00     $13,718.00    $12,889.00    $15,120.00

                                                    1996           1997         1998           1999          2000
Enterprise Tax-Exempt Income Fund - A            $14,183.00     $15,170.00    $16,067.00     $15,623.00    $17,288.00
Lehman Brothers Municipal Bond Index*            $15,944.00     $17,411.00    $18,540.00     $18,156.00    $20,280.00
Lipper General Municipal Debt Fund Index*        $15,661.00     $17,132.00    $18,098.00     $17,362.00    $19,289.00

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Tax-Exempt Income Fund - A                  One Year         Five Year          Ten Year
With Sales Charge                                        5.39%            3.75%              5.63%
Without Sales Charge                                    10.65%            4.77%              6.14%
Lehman Brothers Municipal Bond Index*                   11.69%            5.84%              7.33%
Lipper General Municipal Debt Fund Index*               11.10%            4.99%              6.79%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Tax-Exempt Income Fund - B                  One Year         Five Year       5/1/95-12/31/00
With Sales Charge                                        5.05%            3.85%              4.82%
Without Sales Charge                                    10.05%            4.19%              4.96%
Lehman Brothers Municipal Bond Index*                   11.69%            5.84%              6.84%
Lipper General Municipal Debt Fund Index*               11.10%            4.99%              6.07%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Tax-Exempt Income Fund - C                  One Year      5/1/97-12/31/00
With Sales Charge                                        8.96%            4.83%
Without Sales Charge                                     9.96%            4.83%
Lehman Brothers Municipal Bond Index*                   11.69%            6.60%
Lipper General Municipal Debt Fund Index*               11.10%            5.80%

                          Average Annual Total Returns
                        Periods ending December 31, 2000

Enterprise Tax-Exempt Income Fund - Y                  One Year      11/30/98-12/31/00
Annualized Return                                       11.15%            4.11%
Lehman Brother Municipal Bond Index*                    11.69%            4.52%
Lipper General Municipal Debt Fund Index*               11.10%            3.18%


The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in the different classes.

Enterprise performance numbers include the applicable maximum sales charge and all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors - general obligation, revenue, insured, and prerefunded. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. The Lipper General Municipal Debt Fund Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.


Future Investment Strategy


Recent equity market volatility, an accommodative Fed (for the first time since the Asian debt crisis in 1998 the Fed lowered interest rates by 0.50 percent inter-meeting on January 3rd), and the strong credit quality of the municipal market should keep demand for municipals robust in 2001. MBIA expects the sector to continue to perform solidly and anticipate maintaining a slightly longer duration and quality focus to capitalize on the positive trends in the market.


Depending on an investor's specific situation, distributions from this fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.


The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser's views are subject to change at any time based on market and other conditions.


                      THE ENTERPRISE Group of Funds, Inc.
124

--------------------------------------------------------------------------------
                       Enterprise Tax-Exempt Income Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Principal
                                              Amount        Value
Municipal Bonds -- 95.15%
---------------------------------------------------------------------
Alabama -- 0.83%
---------------------------------------------------------------------
Alabama Housing Finance Authority
  Single Family Mortgage Revenue
  Home Mortgage GNMA Collateral
  Series A-1 6.55% due 10/01/14 ..........  $  240,000   $  253,222
Arizona -- 3.63%
---------------------------------------------------------------------
Salt River Project Arizona Agricultural
  Improvement & Power District
  Electric Systems Series D 6.00% due
  01/01/09 ...............................   1,000,000    1,106,990
California -- 3.31%
---------------------------------------------------------------------
University California Revenues Series K
  5.25% due 09/01/24 .....................   1,000,000    1,010,770
Colorado -- 3.64%
---------------------------------------------------------------------
Colorado Department Transport
  Revenue Anticipation Notes (AMBAC
  Insured) 6.00% due 06/15/15 ............   1,000,000    1,109,890
Georgia -- 6.90%
---------------------------------------------------------------------
Atlanta Downtown Development
  Authority Underground Atlanta
  Project 6.25% due 10/01/12 .............     500,000      525,525
Georgia Municipal Electric Authority
  Power Revenue Series V 6.30% due
  01/01/05 ...............................     400,000      430,420
Georgia State General Obligation Bonds
  Series C 6.25% due 08/01/12 ............   1,000,000    1,149,400
                                                         ----------
                                                          2,105,345
Iowa -- 3.14%
---------------------------------------------------------------------
Iowa Finance Authority Hospital Facility
  Revenue Iowa Health Systems Series A
  (MBIA Insured) 5.125% due 01/01/28         1,000,000      959,910
Massachusetts -- 3.97%
---------------------------------------------------------------------
Massachusetts State Grant Anticipation
  Notes Series A 5.75% due 06/15/15 ......     400,000      431,236
Massachusetts State Housing Finance
  Agency Revenue Residential FNMA
  Collateral Series A 6.90%
  due 11/15/24 ...........................     750,000      781,207
                                                         ----------
                                                          1,212,443
Michigan -- 9.38%
---------------------------------------------------------------------
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving Fund
  5.50% due 10/01/08 .....................     700,000      753,893
Michigan Municipal Bond Authority
  Revenue Clean Water Revolving Fund
  5.75% due 10/01/16 .....................   1,000,000    1,071,900
Michigan State Building Authority
  Revenue Series I 6.40% due 10/01/04        1,000,000    1,035,810
                                                         ----------
                                                          2,861,603

                                             Principal
                                              Amount        Value
Missouri -- 5.54%
---------------------------------------------------------------------
Kansas City Missouri Municipal
  Assistance Corporation Refunding
  Leasehold Roe Bartle Series A (MBIA
  Insured) 5.00% due 04/15/04 ............  $  600,000   $  614,898
Missouri State Health & Educational
  Facilities Authority St. Louis
  University 5.50% due 10/01/15 ..........   1,000,000    1,077,530
                                                         ----------
                                                          1,692,428
Nevada -- 7.52%
---------------------------------------------------------------------
Clark County Nevada School District
  Refunding (FSA Insured) 5.50% due
  06/15/13 ...............................   1,300,000    1,395,498
Clark County School District Series A
  (MBIA Insured) 7.00% due 06/01/11 ......     750,000      898,642
                                                         ----------
                                                          2,294,140
New Jersey -- 3.24%
---------------------------------------------------------------------
New Jersey State Educational Facilities
  Authority Higher Education Capital
  Improvement Series B 5.00% due
  09/01/19 ...............................   1,000,000      990,300
New York -- 12.65%
---------------------------------------------------------------------
New York New York City Transitional
  Financial Services Future Tax Secured
  Series C 5.875% due 11/01/14 ...........     800,000      882,736
New York State Dormitory Authority
  Revenues City University Systems
  Consolidated Forth General Series A
  (FGIC Insured) 5.25% due 07/01/30 ......   1,000,000    1,000,970
New York State General Obligation
  Bonds Series D 5.75% due 07/15/15 ......   1,000,000    1,081,850
Triborough Bridge & Tunnel Authority,
  New York General Purpose Series A
  6.00% due 01/01/10 .....................     800,000      893,840
                                                         ----------
                                                          3,859,396
Ohio -- 6.03%
---------------------------------------------------------------------
Hamilton County Ohio Sales Tax
  Hamilton County Football Project B
  (MBIA Insured) 5.00% due 12/01/27 ......   1,000,000      968,500
Hamilton County Ohio Sewer Systems
  Revenue Improvement Series A (FGIC
  Insured) 5.50% due 12/01/10 ............     800,000      871,040
                                                         ----------
                                                          1,839,540
Oklahoma -- 5.06%
---------------------------------------------------------------------
Tulsa, Oklahoma General Obligation
  Bonds 6.30% due 06/01/17 ...............   1,500,000    1,543,245
South Carolina -- 4.24%
---------------------------------------------------------------------
South Carolina State Public Service
  Authority Series A (MBIA Insured)
  5.75% due 01/01/15 .....................   1,200,000    1,294,068

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Enterprise Tax-Exempt Income Fund -- (Continued)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                             Principal
                                               Amount        Value
Texas -- 8.11%
-----------------------------------------------------------------------
Harris County Texas Health Facilities
  Development Christus Health Series A
  (MBIA Insured) 5.75% due 07/01/14 ......  $1,000,000    $ 1,065,780
Texas State Department Housing
  Community Affairs Home Mortgage
  Revenue GNMA Collateral Series A
  6.95% due 07/01/23 .....................     345,000        356,068
Texas Tech University Revenues
  Refunding & Improvement Financing
  Systems 3rd Series (AMBAC Insured)
  5.375% due 02/15/17 ....................   1,000,000      1,052,580
                                                          -----------
                                                            2,474,428
Utah -- 3.28%
-----------------------------------------------------------------------
Utah County Utah Hospital Revenue
  IHC Health Services Inc. (MBIA
  Insured) 5.25% due 08/15/21 ............   1,000,000        999,930
Washington -- 1.90%
-----------------------------------------------------------------------
Washington State General Obligation
  Bonds Series B & AT-7 6.40% due
  06/01/17 ...............................     500,000        579,495
Wisconsin -- 2.78%
-----------------------------------------------------------------------
Milwaukee Wisconsin Series F 6.00%
  due 11/15/04 ...........................     800,000        849,944
                                                          -----------
Total Municipal Bonds
(Identified Cost $27,888,370).........................     29,037,087
-----------------------------------------------------------------------

                                             Principal
                                               Amount        Value
Short-Term Tax-Exempt Investments -- 3.61%
-----------------------------------------------------------------------
Alabama -- 1.64%
-----------------------------------------------------------------------
Columbia Alabama Industrial Pollution
  Control Adjustment Adjusted
  Refunding Alabama Power Company
  Series E 4.90% due 01/02/01 (v) ........  $  500,000    $   500,000
Idaho -- 0.66%
-----------------------------------------------------------------------
Idaho Health Facilities Authority
  Revenue St. Lukes Medical
  Center (FSA Insured) 4.90%
  due 01/02/01 (v) .......................     200,000        200,000
Mississippi -- 1.31%
-----------------------------------------------------------------------
Harrison County Mississippi
  Pollution Control Revenue 3.40%
  due 01/02/01 (v) .......................     400,000        400,000
                                                          -----------
Total Short-Term Tax-Exempt Investments
(Identified Cost $1,100,000)............................    1,100,000
-----------------------------------------------------------------------
Total Investments
(Identified cost $28,988,370)...........................
                                                          $30,137,087
Other Assets Less Liabilities -- 1.24% .................      378,917
                                                          -----------
Net Assets -- 100% .....................................  $30,516,004
-----------------------------------------------------------------------

(v) Variable interest rate security; Interest rate is as of December 31, 2000, and is adjusted daily. Maturity date shown is the later of the next interest reset or put date.
(AMBAC)  American Bond Assurance Corporation
(FGIC)   Financial Guaranty Insurance Corporation
(FSA)    Financial Security Assurance
(MBIA)   Municipal Bond Insurance Association


See notes to financial statements.



                      THE ENTERPRISE Group of Funds, Inc.
126

--------------------------------------------------------------------------------
                         Enterprise Money Market Fund
                               MANAGER'S COMMENTS
--------------------------------------------------------------------------------

Enterprise Capital Management, Inc.
Atlanta, Georgia


Investment Management


Enterprise Capital Management, Inc. ("ECM"), which provides mutual fund investment advisory services for The Enterprise Group of Funds, is a member of The MONY Group Inc. (NYSE: MNY) and has been Fund Manager to the Enterprise Money Market Fund since May 1, 1992.


Investment Objective


The objective of the Enterprise Money Market Fund is the highest possible level of current income consistent with the preservation of capital and liquidity.


Investment Strategies


The Money Market Fund invests in a diversified portfolio of high quality dollar-denominated money market instruments, which present minimal credit risks in the judgment of the Fund Manager. The Fund Manager actively manages the Fund's average maturity based on current interest rates and its outlook of the market.


2000 Performance Review


The year 2000 was characterized by several significant swings in interest rates, as economic growth in the U.S. was strong into the third quarter before tapering off. Money market interest rates climbed through most of the first half of the year, including a substantial spike from April into June as the Fed hiked its federal funds target interest rate several times in an effort to rein in economic growth. ECM was skeptical that the Fed's tightening regimen was sufficient enough to cool off the economy, but was proven wrong as the economy continues its deceleration into the first quarter of 2001. Thus, ECM did not pull the trigger in substantially extending the Money Market Fund's average maturity soon enough, in retrospect. In addition, going into 2001, the average maturity was perhaps a little shorter than it should have been. In the fourth quarter, the Enterprise Money Market Fund enjoyed the significant yield pick-ups available for investments maturing in January 2001. Of note, ECM was surprised by both the speed with which the U.S. economy faded going into year end as well as the Fed's quick response in moving from its long-held tightening bias to a 0.5 percent cut in its target rate in little more than two weeks.


Over the course of the year 2000, some notable commercial paper issuers experienced rapid and dramatic credit deterioration. Fortunately, the Enterprise Money Market Fund saw no negative impact due to the problems faced by companies such as Finova Capital Corporation and Xerox Corporation, which are still facing significant credit concerns. In fact, the Fund benefited from the high rates offered by these carefully monitored issuers until their withdrawal from the market. In addition, the adverse circumstances experienced by some money market issuers such as those mentioned above caused yield spreads to increase on many other still-solid issuers.


Future Investment Strategy


The Fund is being managed to react quickly to the change of investor expectations. Short maturity investments allow flexibility, while some longer maturity investments lock in yields.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                  Enterprise Money Market Fund -- (Continued)
                               MANAGER'S COMMENTS
--------------------------------------------------------------------------------


An investment in the Enterprise Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


The views expressed in this report reflect those of the Fund Manager only through the end of the period of the report as stated on the cover. The Fund Manager's views are subject to change at any time based on market and other conditions.






                                   [GRAPHIC]

                            www.enterprisefunds.com


                      THE ENTERPRISE Group of Funds, Inc.
128

--------------------------------------------------------------------------------
                         Enterprise Money Market Fund
                            PORTFOLIO OF INVESTMENTS
                               December 31, 2000
--------------------------------------------------------------------------------


                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Commercial Paper -- 84.08%
-------------------------------------------------------------------------
American Express Credit Corporation,
  6.56% due 01/03/01 ................... $9,571,000       $  9,567,512
American Telephone & Telegraph
  Company, 6.46% due 03/28/01 ..........  7,696,000          7,577,234
Associates Corporation of North
  America, 6.54% due 01/26/01 ..........  5,000,000          4,977,292
Avaya Inc. 7.33% due 01/08/01 ..........  2,233,000          2,229,817
Barclays US Funding
  6.66% due 01/08/01 ...................  1,500,000          1,498,058
Baxter International Inc.
  6.90% due 01/19/01 ................... 12,147,000         12,105,093
CIT Group Inc. 6.40% due 02/27/01 ...... 11,000,000         10,888,533
Conagra Inc. 7.27% due 01/08/01 ........  2,200,000          2,196,890
Countrywide Home Loans Inc.
  6.60% due 01/30/01 ................... 12,000,000         11,936,200
CSX Corporation 7.55% due 01/12/01        2,250,000          2,244,809
Daimlerchrysler Holding Corporation,
  6.52% due 02/16/01 ................... 11,000,000         10,908,358
Dominion Resources Inc.
  7.31% due 01/10/01 ...................  1,480,000          1,477,295
Duke Capital Corporation
  6.55% due 01/30/01 ................... 13,203,000         13,133,336
Edison Asset Securitization
  6.55% due 01/12/01 ...................  5,812,000          5,800,368
Enterprise Funding Corporation
  6.53% due 01/31/01 ................... 10,109,000         10,053,990
Executive Jet Inc. 6.55% due 01/29/01     6,470,000          6,437,039
Ford Motor Credit Company
  6.55% due 01/18/01 ................... 10,725,000         10,691,827
GE Capital International Funding
  6.58% due 01/11/01 ................... 11,000,000         10,979,894
General Motors Acceptance
  Corporation, 6.57% due 01/10/01 ......  7,746,000          7,733,277
General Motors Acceptance
  Corporation, 6.56% due 01/24/01 ......  4,000,000          3,983,236
Golden Funding Corporation
  6.57% due 01/31/01 ...................  6,730,000          6,693,153
Household Finance Corporation
  6.54% due 01/26/01 ................... 10,000,000          9,954,583
John Deere Bank 6.60% due 01/12/01 ..... 11,692,000         11,668,421
Merrill Lynch & Company Inc.
  6.58% due 01/30/01 ...................  7,000,000          6,962,896
Montauk Funding Corporation
  6.61% due 01/18/01 ................... 12,000,000         11,962,543
National Westminster Bank
  6.775% due 09/10/01 .................. 10,000,000          9,999,018
Paccar Financial Corporation
  6.65% due 01/11/01 ...................  8,500,000          8,484,299
Philip Morris Companies Inc.
  6.58% due 02/23/01 ...................  2,771,000          2,744,157
Progress Energy 7.70% due 01/22/01 .....  2,250,000          2,239,894
Trident Capital Finance Inc.
  6.74% due 01/05/01 ...................  9,212,000          9,205,101
TRW Inc. 7.42% due 01/10/01 ............  2,250,000          2,245,826

                                              Number
                                            of Shares
                                           or Principal
                                              Amount          Value
Verizon Network Fund
  6.55% due 01/09/01 ................... $4,428,000       $  4,421,555
Vodafone Airtouch
  6.60% due 01/31/01 ...................  9,000,000          8,950,500
Wells Fargo & Company
  6.54% due 01/26/01 ................... 11,000,000         10,950,042
Windmill Funding Corporation
  6.62% due 01/02/01 ...................  9,160,000          9,158,316
                                                          ------------
Total Commercial Paper
(Identified cost $262,060,362)..........................   262,060,362
-------------------------------------------------------- ----------------
U. S. Government Obligations -- 4.17%
-------------------------------------------------------------------------
Federal Home Loan Banks
  6.60% due 02/22/01 ...................  2,750,000          2,749,743
Federal Home Loan Banks
  6.75% due 03/01/01 ...................  5,250,000          5,250,000
Federal Home Loan Banks
  6.81% due 10/05/01 ...................  5,000,000          5,000,000
                                                          ------------
Total U. S. Government Obligations
(Identified cost $12,999,743)...........................    12,999,743
-------------------------------------------------------- ----------------
Variable Rate Securities -- 5.49%
-------------------------------------------------------------------------
Capital One Funding Corporation
  6.20% due 03/01/17 (v) ...............  1,129,000          1,129,000
Goldman Sachs Group
  6.923% due 04/11/08 (v) ..............  4,000,000          4,000,000
Philip Morris Companies Inc.
  6.965% due 12/04/01 (v) (144A) .......  7,000,000          7,000,000
Syndicated Loan Funding Trust
  6.77% due 03/15/01 (v) ...............  5,000,000          5,000,000
                                                          ------------
Total Variable Rate Securities
(Identified cost $17,129,000)...........................    17,129,000
-------------------------------------------------------- ----------------
Total Investments
(Identified cost $292,189,105)..........................  $292,189,105
Other Assets Less Liabilities -- 6.26% .................    19,506,562
                                                          ------------
Net Assets -- 100% .....................................  $311,695,667
-------------------------------------------------------- ----------------

(144A) The security may only be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(v)    Variable rate security; interest rate is as of December 31, 2000.


See notes to financial statements.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Statements of Assets and Liabilities

                               December 31, 2000
--------------------------------------------------------------------------------


                                                                                       AGGRESSIVE STOCK
                                                                                                     Small             Small
                                                                 Multi-Cap         Mid-Cap         Company        Company Value
                                                                Growth Fund     Growth Fund      Growth Fund           Fund
                                                             ---------------- --------------- ----------------- -----------------
Assets:
 Investments at value                                         $  202,226,584    $ 4,683,136     $  94,250,621     $ 347,497,808
 Foreign currency at value (cost -- $1,169, $1,458,063)                   --             --                --                --
 Receivable for fund shares sold                                         467        434,585           136,433         1,427,886
 Receivable for investments sold                                   1,748,263         12,867                --           672,410
 Dividends and interest receivable                                   119,661            330             6,164           294,950
 Due from investment adviser                                          10,618             --                --                --
 Unrealized appreciation on forward currency
  contracts (net)                                                         --             --                --                --
 Cash and other assets                                                32,563         34,756            19,669             3,266
  Total assets                                                $  204,138,156    $ 5,165,674     $  94,412,887     $ 349,896,320
------------------------------------------------------------  --------------    -----------     -------------     -------------
Liabilities:
 Payable for fund shares redeemed                                  3,482,818         62,957         1,425,177         1,545,610
 Call options written, at market value (premiums
  received $7,940)                                                        --             --                --                --
 Payable for investments purchased                                        --         60,608           842,582         1,091,242
 Dividends and distributions payable                                      --             --                --                --
 Investment advisory fees payable                                    174,573          2,426            75,182           213,382
 Distribution fees payable                                           134,698          2,383            51,244           205,360
 Due to investment advisor                                                --         30,280             3,378                --
 Accrued expenses and other liabilities                              174,123         13,619            64,740           183,289
  Total liabilities                                           $    3,966,212    $   172,273     $   2,462,303     $   3,238,883
------------------------------------------------------------  --------------    -----------     -------------     -------------
Net assets                                                    $  200,171,944    $ 4,993,401     $  91,950,584     $ 346,657,437
Analysis of net assets
Paid-in capital                                                  272,293,724      5,265,872        84,137,249       353,258,870
Undistributed (accumulated) net investment income (loss)                  --             --                --                --
Undistributed (accumulated) net realized gain (loss) on
 investments                                                     (45,638,798)      (197,618)          750,977          (233,361)
Unrealized appreciation (depreciation) on investments
 and foreign currency denominated amounts                        (26,482,982)       (74,853)        7,062,358        (6,368,072)
Net assets                                                    $  200,171,944    $ 4,993,401     $  91,950,584     $ 346,657,437
------------------------------------------------------------  --------------    -----------     -------------     -------------
Class A: Net assets                                           $   81,278,610    $ 2,335,775     $  35,920,578     $ 174,043,270
Shares outstanding                                                 8,506,394        267,450         1,162,360        22,200,368
Net asset value and redemption price per share                $         9.56    $      8.73     $       30.90     $        7.84
Maximum sales charge per share                                $         0.48    $      0.44     $        1.54     $        0.39
Maximum offering price per share, including sales
 charge of 4.75%                                              $        10.04    $      9.17     $       32.44     $        8.23
------------------------------------------------------------  --------------    -----------     -------------     -------------
Class B: Net assets                                           $   87,458,514    $ 1,428,840     $  38,084,341     $ 117,125,304
Shares outstanding                                                 9,220,133        163,695         1,264,695        15,578,195
Net asset value and offering price per share                  $         9.49    $      8.73     $       30.11     $        7.52
------------------------------------------------------------  --------------    -----------     -------------     -------------
Class C: Net assets                                           $   30,826,235    $ 1,111,730     $   8,595,778     $  54,637,530
Shares outstanding                                                 3,253,139        127,654           284,524         7,090,380
Net asset value and offering price per share                  $         9.48    $      8.71     $       30.21     $        7.71
------------------------------------------------------------  --------------    -----------     -------------     -------------
Class Y: Net assets                                           $      608,585    $   117,056     $   9,349,887     $     851,333
Shares outstanding                                                    63,246         13,395           297,903           105,223
Net asset value, offering and redemption price per share      $         9.62    $      8.74     $       31.39     $        8.09
------------------------------------------------------------  --------------    -----------     -------------     -------------
Investments at cost                                           $  228,709,566    $ 4,757,989     $  87,188,263     $ 353,865,880


                                                                 Capital
                                                               Appreciation
                                                                   Fund
                                                             ---------------
Assets:
 Investments at value                                         $277,437,840
 Foreign currency at value (cost -- $1,169, $1,458,063)                 --
 Receivable for fund shares sold                                 1,361,653
 Receivable for investments sold                                        --
 Dividends and interest receivable                                 134,881
 Due from investment adviser                                            --
 Unrealized appreciation on forward currency
  contracts (net)                                                       --
 Cash and other assets                                             100,470
  Total assets                                                $279,034,844
------------------------------------------------------------  ------------
Liabilities:
 Payable for fund shares redeemed                                2,113,575
 Call options written, at market value (premiums
  received $7,940)                                                      --
 Payable for investments purchased                               1,087,276
 Dividends and distributions payable                                    --
 Investment advisory fees payable                                  171,718
 Distribution fees payable                                         147,408
 Due to investment advisor                                              --
 Accrued expenses and other liabilities                            145,376
  Total liabilities                                           $  3,665,353
------------------------------------------------------------  ------------
Net assets                                                    $275,369,491
Analysis of net assets
Paid-in capital                                                260,927,729
Undistributed (accumulated) net investment income (loss)                --
Undistributed (accumulated) net realized gain (loss) on
 investments                                                    (4,478,577)
Unrealized appreciation (depreciation) on investments
 and foreign currency denominated amounts                       18,920,339
Net assets                                                    $275,369,491
------------------------------------------------------------  ------------
Class A: Net assets                                           $176,466,864
Shares outstanding                                               5,158,810
Net asset value and redemption price per share                $      34.21
Maximum sales charge per share                                $       1.71
Maximum offering price per share, including sales
 charge of 4.75%                                              $      35.92
------------------------------------------------------------  ------------
Class B: Net assets                                           $ 74,886,909
Shares outstanding                                               2,306,081
Net asset value and offering price per share                  $      32.47
------------------------------------------------------------  ------------
Class C: Net assets                                           $ 23,483,167
Shares outstanding                                                 703,019
Net asset value and offering price per share                  $      33.40
------------------------------------------------------------  ------------
Class Y: Net assets                                           $    532,551
Shares outstanding                                                  15,285
Net asset value, offering and redemption price per share      $      34.84
------------------------------------------------------------  ------------
Investments at cost                                           $258,517,501

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
130

                             STOCK
                                                       Growth
                   Large-Cap                         and Income
  Equity Fund        Fund         Growth Fund           Fund
--------------- -------------- ----------------- -----------------

 $ 141,449,305   $ 12,436,875   $2,102,263,670     $ 258,888,098
            --             --               --                --
     1,904,684        846,986        4,321,199           531,488
            --        137,801               --            33,349
        24,487          3,421          430,246            81,459
        20,951             --               --             9,579

            --             --               --                --
        35,751         36,993           37,200            23,439
 $ 143,435,178   $ 13,462,076   $2,107,052,315     $ 259,567,412
 -------------   ------------   --------------     -------------
       813,412        116,074       12,278,016           410,422
            --             --               --            11,000
            --        464,614        4,922,758           557,873
            --             --               --                --
        87,985          7,085        1,298,253           163,223
        92,545          5,683        1,204,773           159,189
            --         33,416               --                --
       105,128         20,122          752,839           122,903
 $   1,099,070   $    646,994   $   20,456,639     $   1,424,610
 -------------   ------------   --------------     -------------
 $ 142,336,108   $ 12,815,082   $2,086,595,676     $ 258,142,802
   162,447,302     14,840,087    1,793,543,717       217,370,181
            --             --               --                --
       818,693       (548,884)     (30,976,367)        1,018,935
   (20,929,887)    (1,476,121)     324,028,326        39,753,686
 $ 142,336,108   $ 12,815,082   $2,086,595,676     $ 258,142,802
 -------------   ------------   --------------     -------------
 $  54,318,884   $  8,640,863   $1,029,589,648     $  94,885,362
     7,979,960      1,055,370       50,172,157         2,461,543
 $        6.81   $       8.19   $        20.52     $       38.55
 $        0.34   $       0.41   $         1.02     $        1.92
 $        7.15   $       8.60   $        21.54     $       40.47
 -------------   ------------   --------------     -------------
 $  55,021,028   $  2,281,092   $  736,423,019     $ 124,127,129
     8,227,517        278,929       37,260,964         3,267,621
 $        6.69   $       8.18   $        19.76     $       37.99
 -------------   ------------   --------------     -------------
 $  32,619,928   $  1,800,970   $  253,833,544     $  22,238,732
     4,874,365        220,152       12,666,315           584,752
 $        6.69   $       8.18   $        20.04     $       38.03
 -------------   ------------   --------------     -------------
 $     376,268   $     92,157   $   66,749,465     $  16,891,579
        54,935         11,245        3,163,263           432,197
 $        6.85   $       8.20   $        21.10     $       39.08
 -------------   ------------   --------------     -------------
 $ 162,379,192   $ 13,912,996   $1,778,235,344     $ 219,131,352


      STOCK                    INTERNATIONAL/GLOBAL
                                                    International
  Equity Income       Worldwide     International    Core Growth
      Fund         Growth Fund      Growth Fund         Fund
----------------- --------------- ---------------- ---------------

 $ 143,950,666     $ 7,548,946    $ 108,239,163     $ 2,471,968
            --              --        1,514,197              --
        15,388         224,524          100,336         154,163
            --          43,437          271,319              --
       182,339           2,310          123,197             901
            --              --               --           9,525
            --              --        1,285,158              --
        11,642          35,097           17,553          54,343
 $ 144,160,035     $ 7,854,314    $ 111,550,923     $ 2,690,900
 -------------     -----------    -------------     -----------
       170,969          11,206        6,699,115              --
            --              --               --              --
            --         268,543           37,332          24,837
            --              --               --              --
        88,835           5,688           76,073           1,959
        75,139           3,491           48,343           1,318
        15,579          27,996               --              --
        63,681          14,948           86,231           7,696
 $     414,203     $   331,872    $   6,947,094     $    35,810
 -------------     -----------    -------------     -----------
 $ 143,745,832     $ 7,522,442    $ 104,603,829     $ 2,655,090

   114,935,982       8,195,695      100,734,895       2,679,130
        22,191              --               --          (8,611)
     1,997,981        (206,970)      (2,010,495)        (23,847)
    26,789,678        (466,283)       5,879,429           8,418
 $ 143,745,832     $ 7,522,442    $ 104,603,829     $ 2,655,090
 -------------     -----------    -------------     -----------
 $  95,008,988     $ 4,918,862    $  49,769,997     $ 1,299,733
     3,693,379         551,568        2,712,971         132,466
 $       25.72     $      8.92    $       18.35     $      9.81
 $        1.28     $      0.44    $        0.92     $      0.49
 $       27.00     $      9.36    $       19.27     $     10.30
 -------------     -----------    -------------     -----------
 $  40,220,676     $   842,227    $  26,569,299     $   630,116
     1,588,356          94,551        1,484,995          64,288
 $       25.32     $      8.91    $       17.89     $      9.80
 -------------     -----------    -------------     -----------
 $   8,390,870     $ 1,662,085    $   7,749,936     $   613,955
       329,172         186,484          429,543          62,637
 $       25.49     $      8.91    $       18.04     $      9.80
 -------------     -----------    -------------     -----------
 $     125,298     $    99,268    $  20,514,597     $   111,286
         4,876          11,124        1,114,580          11,334
 $       25.70     $      8.92    $       18.41     $      9.82
 -------------     -----------    -------------     -----------
 $ 117,160,988     $ 8,015,008    $ 103,700,712     $ 2,463,495


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
              Statements of Assets and Liabilities -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


                                                                Emerging
                                                                Countries
                                                                  Fund
                                                             --------------
Assets:
 Investments at value                                         $ 4,392,731
 Foreign currency at value (cost -- $20, $1,519, $172,521)             20
 Receivable for fund shares sold                                    5,381
 Receivable for investments sold                                    4,326
 Dividends and interest receivable                                  1,481
 Due from investment adviser                                           --
 Unrealized appreciation on forward currency contracts
      (net)                                                            --
 Cash and other assets                                          1,800,148
  Total assets                                                $ 6,204,087
------------------------------------------------------------  -----------
Liabilities:
 Payable for fund shares redeemed                                      --
 Call options written, at market value                                 --
 Payable for investments purchased                              1,954,565
 Dividends and distributions payable                                   --
 Investment advisory fees payable                                   2,371
 Distribution fees payable                                          1,095
 Due to investment advisor                                         19,030
 Accrued expenses and other liabilities                             9,840
  Total liabilities                                           $ 1,986,901
------------------------------------------------------------  -----------
Net assets                                                    $ 4,217,186
Analysis of net assets
Paid-in capital                                                 4,318,551
Undistributed (accumulated) net investment income (loss)               --
Undistributed (accumulated) net realized gain (loss) on
 investments                                                      (56,215)
Unrealized appreciation (depreciation) on investments
 and foreign currency denominated amounts                         (45,150)
Net assets                                                    $ 4,217,186
------------------------------------------------------------  -----------
Class A: Net assets                                           $ 3,487,222
Shares outstanding                                                385,785
Net asset value and redemption price per share                $      9.04
Maximum sales charge per share                                $      0.45
Maximum offering price per share, including sales
 charge of 4.75%                                              $      9.49
------------------------------------------------------------  -----------
Class B: Net assets                                           $   334,715
Shares outstanding                                                 37,062
Net asset value and offering price per share                  $      9.03
------------------------------------------------------------  -----------
Class C: Net assets                                           $   291,540
Shares outstanding                                                 32,276
Net asset value and offering price per share                  $      9.03
------------------------------------------------------------  -----------
Class Y: Net assets                                           $   103,709
Shares outstanding                                                 11,462
Net asset value, offering and redemption price per share      $      9.05
------------------------------------------------------------  -----------
Investments at cost                                           $ 4,437,382

                                                                                    SECTOR/SPECIALTY
                                                                                                  Global         Global
                                                                              International     Financial      Health Care
                                                              Internet Fund   Internet Fund   Services Fund       Fund
                                                             --------------- --------------- --------------- --------------
Assets:
 Investments at value                                         $ 222,550,510   $ 19,878,647     $34,227,212    $11,321,936
 Foreign currency at value (cost -- $20, $1,519, $172,521)               --          1,492         175,893             --
 Receivable for fund shares sold                                  1,033,657        135,444         280,671        400,159
 Receivable for investments sold                                  1,703,460             --              --             --
 Dividends and interest receivable                                    2,460          4,803          52,852          4,936
 Due from investment adviser                                             --             --              --             --
 Unrealized appreciation on forward currency contracts
      (net)                                                              --             --           7,853             --
 Cash and other assets                                               22,865         34,744          17,373         36,170
  Total assets                                                $ 225,312,952   $ 20,055,130     $34,761,854    $11,763,201
------------------------------------------------------------  -------------   ------------     -----------    -----------
Liabilities:
 Payable for fund shares redeemed                                 4,060,141        217,671           8,715        149,645
 Call options written, at market value                                   --             --              --             --
 Payable for investments purchased                                       --             --          92,965      1,268,865
 Dividends and distributions payable                                     --             --              --             --
 Investment advisory fees payable                                   214,458         18,477          23,348          6,796
 Distribution fees payable                                          165,205         12,822          15,132          4,826
 Due to investment advisor                                               --          2,170           2,800          1,138
 Accrued expenses and other liabilities                             256,875         25,648          20,133         23,766
  Total liabilities                                           $   4,696,679   $    276,788     $   163,093    $ 1,455,036
------------------------------------------------------------  -------------   ------------     -----------    -----------
Net assets                                                    $ 220,616,273   $ 19,778,342     $34,598,761    $10,308,165
Analysis of net assets
Paid-in capital                                                 388,911,567     34,521,743      29,450,215     10,471,392
Undistributed (accumulated) net investment income
     (loss)                                                              --             --              --             54
Undistributed (accumulated) net realized gain (loss) on
 investments                                                    (75,753,926)    (6,842,753)       (112,589)      (357,777)
Unrealized appreciation (depreciation) on investments
 and foreign currency denominated amounts                       (92,541,368)    (7,900,648)      5,261,135        194,496
Net assets                                                    $ 220,616,273   $ 19,778,342     $34,598,761    $10,308,165
------------------------------------------------------------  -------------   ------------     -----------    -----------
Class A: Net assets                                           $  90,800,183   $ 10,092,728     $15,674,327    $ 4,480,062
Shares outstanding                                                5,871,144      1,725,604       2,368,664        480,748
Net asset value and redemption price per share                $       15.47   $       5.85     $      6.62    $      9.32
Maximum sales charge per share                                $        0.77   $       0.29     $      0.33    $      0.46
Maximum offering price per share, including sales
 charge of 4.75%                                              $       16.24   $       6.14     $      6.95    $      9.78
------------------------------------------------------------  -------------   ------------     -----------    -----------
Class B: Net assets                                           $  98,048,667   $  7,010,722     $10,252,149    $ 3,662,409
Shares outstanding                                                6,381,440      1,205,177       1,559,742        393,746
Net asset value and offering price per share                  $       15.36   $       5.82     $      6.57    $      9.30
------------------------------------------------------------  -------------   ------------     -----------    -----------
Class C: Net assets                                           $  31,162,048   $  2,307,515     $ 1,902,691    $ 1,884,858
Shares outstanding                                                2,029,774        396,482         289,496        202,674
Net asset value and offering price per share                  $       15.35   $       5.82     $      6.57    $      9.30
------------------------------------------------------------  -------------   ------------     -----------    -----------
Class Y: Net assets                                           $     605,375   $    367,377     $ 6,769,594    $   280,836
Shares outstanding                                                   38,818         62,552       1,019,772         30,116
Net asset value, offering and redemption price per share      $       15.60   $       5.87     $      6.64    $      9.33
------------------------------------------------------------  -------------   ------------     -----------    -----------
Investments at cost                                           $ 315,091,878   $ 27,779,256     $28,977,627    $11,127,440

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
132

                                 DOMESTIC HYBRID
    Global
   Socially                                          Convertible
  Responsive                                         Securities
     Fund         Managed Fund     Balanced Fund        Fund
-------------- ----------------- ---------------- ----------------

  $2,240,338     $ 278,533,666     $ 16,078,883     $  5,044,025
       1,190                --               --               --
       8,463           417,016           93,527          370,439
          --                --               --          104,886
       2,041           252,609           77,508           21,835
       4,265                --              940               --
          --                --               --               --
      32,419             9,516            7,313           35,272
  $2,288,716     $ 279,212,807     $ 16,258,171     $  5,576,457
  ----------     -------------     ------------     ------------

          --           224,475              391            2,066
          --                --               --               --
     131,679           453,460          441,887          407,827
          --                --               --               --
       1,599           174,349            9,475            2,410
       1,187           138,865            9,215            2,593
          --            38,129               --           38,134
       4,682           135,380           10,147            9,335
  $  139,147     $   1,164,658     $    471,115     $    462,365
  ----------     -------------     ------------     ------------
  $2,149,569     $ 278,048,149     $ 15,787,056     $  5,114,092

   2,183,328       256,133,740       15,431,615        5,032,717
       3,799                --               --            6,606
       3,044        (2,183,154)        (671,549)          12,888
     (40,602)       24,097,563        1,026,990           61,881
  $2,149,569     $ 278,048,149     $ 15,787,056     $  5,114,092
  ----------     -------------     ------------     ------------
  $1,102,257     $ 104,056,761     $  7,454,960     $  1,536,337
     113,036        12,964,347        1,436,381          152,404
  $     9.75     $        8.03     $       5.19     $      10.08
  $     0.49     $        0.40     $       0.26     $       0.50
  $    10.24     $        8.43     $       5.45     $      10.58
  ----------     -------------     ------------     ------------
  $  588,151     $ 111,848,183     $  6,378,582     $  2,371,368
      60,392        14,096,894        1,230,291          235,483
  $     9.74     $        7.93     $       5.18     $      10.07
  ----------     -------------     ------------     ------------
  $  361,033     $   7,382,165     $  1,847,826     $  1,092,650
      37,077           930,776          356,748          108,553
  $     9.74     $        7.93     $       5.18     $      10.07
  ----------     -------------     ------------     ------------
  $   98,128     $  54,761,040     $    105,688     $    113,737
      10,052         6,838,223           20,329           11,277
  $     9.76     $        8.01     $       5.20     $      10.09
  ----------     -------------     ------------     ------------
  $2,280,890     $ 254,436,103     $ 15,051,893     $  4,982,144


                                                          MONEY
                      INCOME                             MARKET

  High-Yield        Government       Tax-Exempt       Money Market
   Bond Fund      Securities Fund    Income Fund          Fund
---------------- ----------------- --------------- ------------------

$  92,551,819     $137,038,022      $30,137,087     $  292,189,105
           --               --               --                 --
      622,230          628,788            1,679         18,775,189
           --               --               --                 --
    2,313,213          797,606          425,579            869,401
        4,590            4,146               --                 --
           --               --               --                 --
       10,340           11,328           11,793             72,873
   95,502,192     $138,479,890      $30,576,138     $  311,906,568
-------------     ------------      -----------     --------------
      119,117           49,433               --                 --
           --               --               --                 --
           --               --               --                 --
      127,206           36,046           23,133             45,648
       46,424           68,863           12,470             87,059
       52,540           71,551           14,867                 --
           --               --            1,355                 --
       71,121           52,831            8,309             78,194
$     416,408     $    278,724      $    60,134     $      210,901
-------------     ------------      -----------     --------------
$  95,085,784     $138,201,166      $30,516,004     $  311,695,667

  117,359,465      141,216,882       29,574,127        311,695,667
         (218)              --               --                 --
   (7,814,116)      (3,682,883)        (206,840)                --
  (14,459,347)         667,167        1,148,717                 --
$  95,085,784     $138,201,166      $30,516,004     $  311,695,667
-------------     ------------      -----------     --------------
$  54,611,911     $ 80,994,175      $22,239,858     $  272,224,730
    5,605,005        6,687,342        1,635,522        272,224,730
$        9.74     $      12.11      $     13.60     $         1.00
$        0.49     $       0.60      $      0.68                 --
$       10.23     $      12.71      $     14.28     $         1.00
-------------     ------------      -----------     --------------
$  32,631,272     $ 41,344,470      $ 6,649,773     $   28,096,250
    3,349,705        3,415,294          489,032         28,096,250
$        9.74     $      12.11      $     13.60     $         1.00
-------------     ------------      -----------     --------------
$   7,034,887     $  8,691,747      $ 1,577,632     $    8,709,326
      722,094          717,931          116,032          8,709,326
$        9.74     $      12.11      $     13.60     $         1.00
-------------     ------------      -----------     --------------
$     807,714     $  7,170,774      $    48,741     $    2,665,361
       82,911          592,342            3,585          2,665,361
$        9.74     $      12.11      $     13.60     $         1.00
-------------     ------------      -----------     --------------
$ 107,011,166     $136,370,855      $28,988,370     $  292,189,105


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Statements of Operations
                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                               AGGRESSIVE STOCK
                                                         Multi-Cap                             Small              Small
                                                          Growth             Mid-Cap         Company            Company
                                                           Fund           Growth Fund      Growth Fund        Value Fund
                                                  --------------------- --------------- ---------------- --------------------
                                                                           10/31/00(2)
                                                                            through
Investment income:                                                          12/31/00
 Dividends                                           $      432,162(1)   $        215    $     152,204      $   3,185,780(1)
 Interest                                                 1,262,595             3,862          329,237          1,252,179
  Total investment income                                 1,694,757             4,077          481,441          4,437,959
Expenses:
 Investment Advisory fees                                 2,226,742             3,595          822,466          2,322,244
 Distribution fees, Class A                                 427,526               877          142,230            697,630
 Distribution fees, Class B                                 927,015             1,468          331,881          1,074,897
 Distribution fees, Class C                                 341,751             1,178           78,819            461,041
 Transfer agent fees                                        792,171            34,511          336,890            810,134
 Custodian and accounting fees                               66,696            13,487           31,762             98,734
 Audit and legal fees                                        20,805             9,513            9,208             32,436
 Reports to shareholders                                     37,103               458           10,940             40,531
 Registration fees                                           75,641             6,060           33,223             50,781
 Directors' fees                                              6,391                86            2,935              7,410
 Other expenses                                              48,965             3,033           10,082             33,563
   Total expenses                                         4,970,806            74,266        1,810,436          5,629,401
  Less: Expense reimbursement                              (157,074)          (65,231)        (106,054)                --
  Total expenses, net of reimbursement                    4,813,732             9,035        1,704,382          5,629,401
Net investment income (loss)                             (3,118,975)           (4,958)      (1,222,941)        (1,191,442)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) on security
  transactions                                          (45,517,859)         (197,618)       7,936,243         42,046,200
 Net realized gain (loss) on foreign currency
  transactions                                                   --                --               --                 --
 Net realized gain (loss) on options
  transactions                                                   --                --               --                 --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                          (52,724,179)          (74,853)      (9,727,828)       (22,297,575)
Net realized and unrealized gain (loss) on
 investments                                            (98,242,038)         (272,471)      (1,791,585)        19,748,625
Increase (decrease) in net assets resulting from
 operations                                          $ (101,361,013)     $   (277,429)   $  (3,014,526)     $  18,557,183


                                                        Capital
                                                      Appreciation
                                                          Fund
                                                  -------------------
Investment income:
 Dividends                                           $  1,135,952(1)
 Interest                                               1,308,410
  Total investment income                               2,444,362
Expenses:
 Investment Advisory fees                               2,054,181
 Distribution fees, Class A                               837,217
 Distribution fees, Class B                               670,653
 Distribution fees, Class C                               202,447
 Transfer agent fees                                      667,656
 Custodian and accounting fees                             71,270
 Audit and legal fees                                      27,762
 Reports to shareholders                                   37,983
 Registration fees                                         45,008
 Directors' fees                                            6,756
 Other expenses                                            36,942
   Total expenses                                       4,657,875
  Less: Expense reimbursement                                  --
  Total expenses, net of reimbursement                  4,657,875
Net investment income (loss)                           (2,213,513)
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) on security
  transactions                                         (1,656,086)
 Net realized gain (loss) on foreign currency
  transactions                                                 --
 Net realized gain (loss) on options
  transactions                                                 --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                        (36,512,349)
Net realized and unrealized gain (loss) on
 investments                                          (38,168,435)
Increase (decrease) in net assets resulting from
 operations                                          $(40,381,948)

(1) Net of foreign taxes withheld of $2,528 for Multi-Cap Growth, $358 for Small Company Value, $14,327 for Capital Appreciation, $17 for Large-Cap, $19,719 for Growth & Income, $15,630 for Equity Income, $68 for Worldwide Growth and $148,676 for International Growth.
(2)  Commencement of Operations.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
134

                                      STOCK
                                                             Growth               Equity
     Equity          Large-Cap                             and Income             Income
      Fund              Fund           Growth Fund            Fund                 Fund
---------------- ----------------- ------------------ -------------------       ------------
                    10/31/00(2)
                      through
                      12/31/00
 $     138,586     $     5,638(1)    $   16,901,641      $  1,974,176(1)        $ 2,985,687(1)
       360,870           9,472            5,946,041         1,710,426               362,205
       499,456          15,110           22,847,682         3,684,602             3,347,892

       529,900          11,970           17,040,867         1,675,711             1,076,431
       125,910           5,256            5,121,003           375,045               433,932
       299,992           2,005            7,675,325         1,045,703               390,320
       123,988           2,104            2,840,306           181,681                79,349
       292,836          38,837            3,710,783           550,657               333,313
        32,738           5,462              410,464            70,961                50,490
        11,089           9,513              209,461            24,478                14,277
        10,496             608              279,388            30,896                16,233
        35,059           5,810              110,582            43,212                37,376
         2,824              86               45,226             5,791                 4,033
        31,878           6,181               87,027            26,602                 5,779
     1,496,710          87,832           37,530,432         4,030,737             2,441,533
      (134,306)        (60,113)                  --           (82,313)              (30,927)
     1,362,404          27,719           37,530,432         3,948,424             2,410,606
      (862,948)        (12,609)         (14,682,750)         (263,822)              937,286


     2,149,861        (548,885)          92,408,225         1,882,443            12,447,709
            --              --                   --                --                    --
            --              --                   --            33,474                    --
   (23,637,322)     (1,476,121)        (282,341,802)       (5,456,729)           (7,473,234)
   (21,487,461)     (2,025,006)        (189,933,577)       (3,540,812)            4,974,475
 $ (22,350,409)    $(2,037,615)      $ (204,616,327)     $ (3,804,634)          $ 5,911,761


                 INTERNATIONAL/GLOBAL
                                       International
   Worldwide       International       Core Growth
  Growth Fund        Growth Fund            Fund
--------------- -------------------- -----------------
  10/31/00(2)                           10/31/00(2)
   through                               through
  12/31/00                              12/31/00
$      1,281      $     963,866(1)     $      719(1)
       8,084            251,762             2,651
       9,365          1,215,628             3,370

       9,765            950,193             3,438
       3,109            246,498               803
         977            263,836               756
       1,703             73,715               711
      33,493            370,561            31,487
      18,637            157,961            10,640
       9,512             11,183             9,482
         458             14,620               392
       6,060             39,525             6,060
          86              3,501                31
       4,353             12,412             1,082
      88,153          2,144,005            64,882
     (68,693)                --           (57,454)
      19,460          2,144,005             7,428
     (10,095)          (928,377)           (4,058)


    (206,281)         6,612,083           (26,343)
     (14,675)        (4,686,734)           (5,150)
          --                 --                --
    (466,283)       (23,480,497)            8,418
    (687,239)       (21,555,148)          (23,075)
$   (697,334)     $ (22,483,525)       $  (27,133)


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Statements of Operations -- (Continued)
                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------


                                                               Emerging
                                                              Countries
                                                                Fund
                                                          ----------------
                                                             10/31/00(2)
                                                               through
Investment income:                                            12/31/00
 Dividends                                                  $    1,154(1)
 Interest                                                        2,530
  Total investment income                                        3,684
Expenses:
 Investment Advisory fees                                        3,455
 Distribution fees, Class A                                        700
 Distribution fees, Class B                                        524
 Distribution fees, Class C                                        508
 Transfer agent fees                                            31,067
 Custodian and accounting fees                                   8,487
 Audit and legal fees                                           10,050
 Reports to shareholders                                           417
 Registration fees                                               6,060
 Directors' fees                                                    60
 Other expenses                                                  2,255
   Total expenses                                               63,583
  Less: Expense reimbursement                                  (56,466)
  Total expenses, net of reimbursement                           7,117
Net investment income (loss)                                    (3,433)
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on security
  transactions                                                 (55,244)
 Net realized gain (loss) on foreign currency
  transactions                                                  (3,392)
 Net realized gain (loss) on options
  transactions                                                      --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                                 (45,150)
Net realized and unrealized gain (loss) on
 investments                                                  (103,786)
Increase (decrease) in net assets resulting from
 operations                                                 $ (107,219)


                                                                               SECTOR/SPECIALTY
                                                                                                         Global
                                                                                  International        Financial
                                                                Internet             Internet           Services
                                                                  Fund                 Fund               Fund
                                                          -------------------- ------------------- -----------------
                                                                                    6/30/00(2)
                                                                                     through
Investment income:                                                                   12/31/00
 Dividends                                                   $      84,202(1)     $      7,420(1)     $  612,548(1)
 Interest                                                          740,599              48,689            18,443
  Total investment income                                          824,801              56,109           630,991
Expenses:
 Investment Advisory fees                                        3,892,224             141,562           203,320
 Distribution fees, Class A                                        743,471              34,688            45,436
 Distribution fees, Class B                                      1,660,046              44,921            70,268
 Distribution fees, Class C                                        566,823              16,305            11,468
 Transfer agent fees                                             1,214,020              75,054            96,364
 Custodian and accounting fees                                      95,552              10,263            38,713
 Audit and legal fees                                               36,458               2,608             3,485
 Reports to shareholders                                            63,469               2,046             3,364
 Registration fees                                                  99,580              18,021            32,161
 Directors' fees                                                     9,630                 538             1,747
 Other expenses                                                     73,957               8,019             5,049
   Total expenses                                                8,455,230             354,025           511,375
  Less: Expense reimbursement                                           --             (52,847)          (73,244)
  Total expenses, net of reimbursement                           8,455,230             301,178           438,131
Net investment income (loss)                                    (7,630,429)           (245,069)          192,860
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on security
  transactions                                                 (75,618,111)         (6,828,555)          526,187
 Net realized gain (loss) on foreign currency
  transactions                                                          --             (48,849)          (27,803)
 Net realized gain (loss) on options
  transactions                                                          --                  --                --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                                (178,028,724)         (7,900,648)        5,543,490
Net realized and unrealized gain (loss) on
 investments                                                  (253,646,835)        (14,778,052)        6,041,874
Increase (decrease) in net assets resulting from
 operations                                                  $(261,277,264)       $(15,023,121)       $6,234,734


                                                          SECTOR/SPECIALTY
                                                              Global
                                                            Health Care
                                                               Fund
                                                          --------------
                                                            10/31/00(2)
                                                              through
Investment income:                                           12/31/00
 Dividends                                                  $    3,742
 Interest                                                       10,617
  Total investment income                                       14,359
Expenses:
 Investment Advisory fees                                       10,398
 Distribution fees, Class A                                      2,225
 Distribution fees, Class B                                      3,329
 Distribution fees, Class C                                      1,682
 Transfer agent fees                                            41,253
 Custodian and accounting fees                                  13,988
 Audit and legal fees                                            9,503
 Reports to shareholders                                           575
 Registration fees                                               5,925
 Directors' fees                                                    62
 Other expenses                                                  3,552
   Total expenses                                               92,492
  Less: Expense reimbursement                                  (70,699)
  Total expenses, net of reimbursement                          21,793
Net investment income (loss)                                    (7,434)
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss) on security
  transactions                                                (357,524)
 Net realized gain (loss) on foreign currency
  transactions                                                      --
 Net realized gain (loss) on options
  transactions                                                      --
 Net change in unrealized gain (loss) on
  investments and foreign currency related
  transactions                                                 194,496
Net realized and unrealized gain (loss) on
 investments                                                  (163,028)
Increase (decrease) in net assets resulting from
 operations                                                 $ (170,462)

(1) Net of foreign taxes withheld of $72 for International Core Growth, $36 for Emerging Countries, $3,726 for Internet, $904 for International Internet, $25,716 for Global Financial Services, $196 for Global Socially Responsive and $16,100 for Managed.
(2)  Commencement of Operations.
(3)  Includes $3,473 of credits earned under a custodian fee arrangement.


See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
136

                                  DOMESTIC HYBRID
     Global
    Socially                                           Convertible
   Responsive           Managed           Balanced     Securities
      Fund               Fund              Fund           Fund
--------------- --------------------- -------------- --------------
   9/29/00(2)                                          10/31/00(2)
    through                                              through
    12/31/00                                            12/31/00
   $  6,899(1)     $    4,023,262(1)   $     60,775   $      1,394
      4,628             2,926,564           321,679         10,596
     11,527             6,949,826           382,454         11,990

      3,890             2,284,392            94,514          3,512
        947               511,293            26,907            623
      1,140             1,203,810            53,849          2,074
        812                80,457            11,325          1,036
     33,687               712,029            64,036         33,083
      5,951               114,533            17,510          1,446
        149                29,412             2,047         10,057
        201                38,048             1,730            442
      8,919                37,455            49,238          6,060
         34                 7,031             2,117             69
      1,547                18,142             2,710          2,733
     57,277             5,036,602           325,983         61,135
    (48,759)              (26,331)         (114,182)       (52,017)
      8,518             5,010,271           211,801          9,118
      3,009             1,939,555           170,653          2,872

      5,080             3,442,007          (625,866)        12,888
     (4,145)                   --                --             --
         --                    --                --             --
    (40,602)           (7,921,421)          467,578         61,881
    (39,667)           (4,479,414)         (158,288)        74,769
   $(36,658)       $   (2,539,859)     $     12,365   $     77,641


                                                        MONEY
                      INCOME                            MARKET
                    Government       Tax-Exempt         Money
  High-Yield       Securities         Income            Market
  Bond Fund          Fund             Fund              Fund
--------------- --------------- ------------------ ---------------
$          --     $        --      $        --      $          --
   10,160,050       8,350,344        1,475,308         16,352,104
   10,160,050       8,350,344        1,475,308         16,352,104

      590,968         727,059          138,410            884,774
      258,564         323,799           92,515                 --
      333,693         357,342           56,950                 --
       65,384          66,877           13,811                 --
      237,320         248,533           49,932            338,120
       57,388          46,155           19,979             51,385
        9,934          12,214            3,479             26,468
       11,367          14,365            3,203             29,902
       37,626          41,290           34,729             55,375
        3,150           3,594            1,791              5,505
        3,168           8,016            1,805             21,290
    1,608,562       1,849,244          416,604          1,412,819
     (113,717)        (71,227)         (73,394)(3)             --
    1,494,845       1,778,017          343,210          1,412,819
    8,665,205       6,572,327        1,132,098         14,939,285

   (3,993,294)        203,269         (140,295)                --
           --              --               --                 --
           --              --               --                 --
   (7,861,427)      5,661,431        1,787,522                 --
  (11,854,721)      5,864,700        1,647,227                 --
$  (3,189,516)    $12,437,027      $ 2,779,325      $  14,939,285


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                 AGGRESSIVE STOCK
                                                                                     Mid-Cap Growth
                                                     Multi-Cap Growth Fund                Fund
                                              ------------------------------------ -----------------
                                                                   For the Period    For the Period
                                                                    July 1, 1999    October 31, 2000
                                                   Year Ended         through           through
                                                 December 31,       December 31,      December 31,
                                                     2000               1999              2000
                                              ------------------ ----------------- -----------------
From operations:
 Net investment income (loss)                  $     (3,118,975)   $    (238,478)     $    (4,958)
 Net realized gain (loss) on security and
  foreign currency transactions                     (45,517,859)       1,563,644         (197,618)
 Net realized gain (loss) on futures
  and options                                                --               --               --
 Net change in unrealized gain (loss) on
  investments                                       (52,724,179)      26,241,197          (74,853)
 Increase (decrease) in net assets resulting
  from operations                                  (101,361,013)      27,566,363         (277,429)
Distributions to shareholders from:
 Net investment income, Class A                              --               --               --
 Net investment income, Class B                              --               --               --
 Net investment income, Class C                              --               --               --
 Net investment income, Class Y                              --               --               --
 Net realized gains on investments Class A                   --         (699,145)              --
 Net realized gains on investments Class B                   --         (557,997)              --
 Net realized gains on investments Class C                   --         (188,485)              --
 Net realized gains on investments Class Y                   --           (9,633)              --
Total distributions to shareholders                          --       (1,455,260)              --
From capital share transactions:
Class A
 Shares sold                                        124,249,891       37,543,719        2,738,591
 Reinvestment of distributions                               --          603,977               --
 Shares redeemed                                    (50,871,891)      (2,270,669)        (298,940)
 Net increase (decrease) -- Class A                  73,378,000       35,877,027        2,439,651
Class B
 Shares sold                                        105,286,532       31,400,207        1,538,460
 Reinvestment of distributions                               --          530,504               --
 Shares redeemed                                    (14,432,291)      (1,263,492)         (10,513)
 Net increase (decrease) -- Class B                  90,854,241       30,667,219        1,527,947
Class C
 Shares sold                                         43,127,327       10,925,404        1,195,419
 Reinvestment of distributions                               --          169,980               --
 Shares redeemed                                     (9,641,268)        (509,769)         (25,834)
 Net increase (decrease) -- Class C                  33,486,059       10,585,615        1,169,585
Class Y
 Shares sold                                            459,927          414,084          133,647
 Reinvestment of distributions                               --            5,347               --
 Shares redeemed                                       (210,904)         (94,761)              --
 Net increase (decrease) -- Class Y                     249,023          324,670          133,647
Total increase (decrease) in net assets
 resulting from capital share transactions          197,967,323       77,454,531        5,270,830
Total increase (decrease) in net assets              96,606,310      103,565,634        4,993,401
Net assets:
 Beginning of period                           $    103,565,634    $          --      $        --
 End of period                                 $    200,171,944    $ 103,565,634      $ 4,993,401


                                                                          AGGRESSIVE STOCK
                                                  Small Company Growth Fund            Small Company Value Fund
                                              ---------------------------------- -------------------------------------
                                                  Year Ended        Year Ended        Year Ended         Year Ended
                                                 December 31,     December 31,      December 31,       December 31,
                                                     2000             1999              2000               1999
                                              ----------------- ---------------- ------------------ ------------------
From operations:
 Net investment income (loss)                  $   (1,222,941)   $    (510,600)   $     (1,191,442)  $     (1,023,476)
 Net realized gain (loss) on security and
  foreign currency transactions                     7,936,243        5,587,415          42,046,200         24,208,807
 Net realized gain (loss) on futures
  and options                                              --               --                  --                 --
 Net change in unrealized gain (loss) on
  investments                                      (9,727,828)      10,393,675         (22,297,575)         7,926,455
 Increase (decrease) in net assets resulting
  from operations                                  (3,014,526)      15,470,490          18,557,183         31,111,786
Distributions to shareholders from:
 Net investment income, Class A                            --               --                  --                 --
 Net investment income, Class B                            --               --                  --                 --
 Net investment income, Class C                            --               --                  --                 --
 Net investment income, Class Y                            --               --                  --                 --
 Net realized gains on investments Class A         (2,522,195)              --         (22,477,912)        (9,464,582)
 Net realized gains on investments Class B         (2,713,944)              --         (16,076,329)        (7,113,842)
 Net realized gains on investments Class C           (612,344)              --          (7,046,140)        (2,450,476)
 Net realized gains on investments Class Y           (655,756)              --            (109,746)           (42,596)
Total distributions to shareholders                (6,504,239)              --         (45,710,127)       (19,071,496)
From capital share transactions:
Class A
 Shares sold                                       40,598,676       10,575,048         205,220,984        140,609,824
 Reinvestment of distributions                      2,420,851               --          21,385,612          9,105,949
 Shares redeemed                                  (22,540,377)      (5,073,157)       (175,008,466)      (100,723,659)
 Net increase (decrease) -- Class A                20,479,150        5,501,891          51,598,130         48,992,114
Class B
 Shares sold                                       25,471,316        9,474,946          34,500,580         42,381,416
 Reinvestment of distributions                      2,580,036               --          15,146,814          6,767,985
 Shares redeemed                                   (5,440,618)      (4,006,165)        (21,062,126)       (16,937,979)
 Net increase (decrease) -- Class B                22,610,734        5,468,781          28,585,268         32,211,422
Class C
 Shares sold                                        7,317,046        2,588,187          26,707,594         24,607,618
 Reinvestment of distributions                        570,991               --           6,459,484          2,374,082
 Shares redeemed                                   (2,901,526)      (1,753,962)         (9,387,342)        (7,268,286)
 Net increase (decrease) -- Class C                 4,986,511          834,225          23,779,736         19,713,414
Class Y
 Shares sold                                          966,990          701,385             925,957            478,540
 Reinvestment of distributions                        643,841               --             100,236             41,869
 Shares redeemed                                     (990,256)      (3,723,715)           (756,897)          (211,665)
 Net increase (decrease) -- Class Y                   620,575       (3,022,330)            269,296            308,744
Total increase (decrease) in net assets
 resulting from capital share transactions         48,696,970        8,782,567         104,232,430        101,225,694
Total increase (decrease) in net assets            39,178,205       24,253,057          77,079,486        113,265,984
Net assets:
 Beginning of period                           $   52,772,379    $  28,519,322    $    269,577,951   $    156,311,967
 End of period                                 $   91,950,584    $  52,772,379    $    346,657,437   $    269,577,951

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
138

                                         STOCK
                                                                         Large-Cap
     Capital Appreciation Fund                Equity Fund                   Fund
----------------------------------- ------------------------------- -------------------
                                                                       For the Period
    Year Ended        Year Ended       Year Ended      Year Ended     October 31, 2000
   December 31,      December 31,     December 31,    December 31,        through
       2000              1999             2000            1999       December 31, 2000
----------------- ----------------- ---------------- -------------- -------------------

 $   (2,213,513)   $    (2,023,860)  $    (862,948)   $    (87,270)    $    (12,609)

     (1,656,086)        68,737,389       2,149,861       1,246,351         (548,885)

             --                 --              --              --               --

    (36,512,349)        (5,095,836)    (23,637,322)      1,854,965       (1,476,121)

    (40,381,948)        61,617,693     (22,350,409)      3,014,046       (2,037,615)

             --                 --              --              --               --
             --                 --              --              --               --
             --                 --              --              --               --
             --                 --              --              --               --
    (27,888,156)       (22,921,058)       (310,202)       (325,149)              --
     (9,797,087)        (5,141,697)       (363,973)       (471,485)              --
     (2,763,477)          (771,876)       (141,175)        (86,154)              --
        (72,516)           (53,726)         (3,525)         (6,609)              --
    (40,521,236)       (28,888,357)       (818,875)       (889,397)              --


    185,586,404        121,861,660      71,656,114       3,566,626       10,494,685
     27,128,656         22,393,745         270,475         259,916               --
   (162,238,662)      (122,471,641)    (16,779,089)     (3,271,554)        (357,873)
     50,476,398         21,783,764      55,147,500         554,988       10,136,812

     58,378,540         22,942,186      57,235,797       4,957,727        2,524,352
      9,301,039          4,906,047         350,403         447,263               --
    (13,157,026)        (6,678,559)     (5,095,144)     (3,804,878)          (2,218)
     54,522,553         21,169,674      52,491,056       1,600,112        2,522,134

     26,098,549          7,217,072      37,567,629       1,438,046        2,096,338
      2,514,355            749,684         124,476          85,175               --
     (6,433,020)        (2,478,407)     (1,962,962)     (1,052,823)         (15,169)
     22,179,884          5,488,349      35,729,143         470,398        2,081,169

        266,936            222,670         297,268          95,362          113,662
         55,401             36,047           2,611           4,187               --
        (82,736)           (87,326)        (37,317)         (7,231)          (1,080)
        239,601            171,391         262,562          92,318          112,582

    127,418,436         48,613,178     143,630,261       2,717,816       14,852,697
     46,515,252         81,342,514     120,460,977       4,842,465       12,815,082

 $  228,854,239    $   147,511,725   $  21,875,131    $ 17,032,666     $         --
 $  275,369,491    $   228,854,239   $ 142,336,108    $ 21,875,131     $ 12,815,082


             Growth Fund                   Growth and Income Fund
------------------------------------- ---------------------------------
    Year Ended         Year Ended       Year Ended       Year Ended
    December 31,       December 31,     December 31,     December 31,
       2000               1999             2000             1999
------------------- ----------------- ---------------- ----------------

$     (14,682,750)  $  (14,344,565)   $    (263,822)   $    (201,022)

       92,408,225      218,276,589        1,882,443         (875,867)

               --               --           33,474               --

     (282,341,802)     197,228,906       (5,456,729)      33,685,568

     (204,616,327)     401,160,930       (3,804,634)      32,608,679

               --               --               --               --
               --               --               --               --
               --               --               --               --
               --               --               --               --
     (100,537,418)     (54,862,641)              --           (9,140)
      (71,757,514)     (36,606,283)              --          (10,365)
      (25,049,795)     (12,982,941)              --           (1,898)
       (6,752,623)      (3,698,398)              --           (2,363)
     (204,097,350)    (108,150,263)              --          (23,766)


    1,114,127,587      870,657,150       71,001,795       62,504,188
       97,912,311       52,320,573               --            9,140
   (1,249,952,292)    (643,434,674)     (40,758,378)     (25,578,392)
      (37,912,394)     279,543,049       30,243,417       36,934,936

      153,325,469      320,748,513       63,871,689       47,072,553
       68,595,533       35,161,599               --            9,977
     (154,855,531)     (81,631,587)     (12,038,099)      (7,451,136)
       67,065,471      274,278,525       51,833,590       39,631,394

       90,800,131      157,557,656       13,476,355       11,349,994
       24,201,974       12,660,965               --            1,876
     (104,043,331)     (39,026,801)      (4,513,937)      (4,665,166)
       10,958,774      131,191,820        8,962,418        6,686,704

       27,211,188       33,004,993        1,247,524        2,261,781
        6,275,250        3,068,248               --            2,337
      (39,526,223)     (20,733,783)      (1,521,008)      (8,439,410)
       (6,039,785)      15,339,458         (273,484)      (6,175,292)

       34,072,066      700,352,852       90,765,941       77,077,742
     (374,641,611)     993,363,519       86,961,307      109,662,655

$   2,461,237,287   $1,467,873,768    $ 171,181,495    $  61,518,840
$   2,086,595,676   $2,461,237,287    $ 258,142,802    $ 171,181,495

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Statements of Changes in Net Assets -- (Continued)
--------------------------------------------------------------------------------


                                                          Equity Income Fund
                                                   ---------------------------------
                                                      Year Ended       Year Ended
                                                     December 31,     December 31,
                                                         2000             1999
                                                   ---------------- ----------------
From operations:
 Net investment income (loss)                       $     937,286    $     980,880
 Net realized gain (loss) on security
  and foreign currency transactions                    12,447,709       10,222,864
 Net realized gain (loss) on futures
  and options                                                  --               --
 Net change in unrealized gain (loss) on
  investments                                          (7,473,234)        (846,980)
 Increase (decrease) in net assets resulting from
  operations                                            5,911,761       10,356,764
Distributions to shareholders from:
 Net investment income, Class A                          (781,634)        (798,248)
 Net investment income, Class B                          (118,512)         (99,547)
 Net investment income, Class C                           (24,007)         (19,429)
 Net investment income, Class Y                            (1,609)          (1,557)
 Net realized gains on investments Class A            (10,031,022)      (4,357,923)
 Net realized gains on investments Class B             (4,248,880)      (1,790,025)
 Net realized gains on investments Class C               (854,440)        (365,286)
 Net realized gains on investments Class Y                (13,482)          (6,092)
Total distributions to shareholders                   (16,073,586)      (7,438,107)
From capital share transactions:
Class A
 Shares sold                                           25,634,241       17,161,630
 Reinvestment of distributions                         10,221,485        4,959,001
 Shares redeemed                                      (45,538,830)     (24,690,561)
 Net increase (decrease) -- Class A                    (9,683,104)      (2,569,930)
Class B
 Shares sold                                            7,506,229       18,021,752
 Reinvestment of distributions                          4,071,478        1,755,106
 Shares redeemed                                      (13,095,338)      (9,228,263)
 Net increase (decrease) -- Class B                    (1,517,631)      10,548,595
Class C
 Shares sold                                            3,815,794        8,577,389
 Reinvestment of distributions                            830,958          369,171
 Shares redeemed                                       (4,979,671)      (5,257,640)
 Net increase (decrease) -- Class C                      (332,919)       3,688,920
Class Y
 Shares sold                                                6,572           54,298
 Reinvestment of distributions                              3,045            2,119
 Shares redeemed                                          (28,276)         (15,999)
 Net increase (decrease) -- Class Y                       (18,659)          40,418
Total increase (decrease) in net assets resulting
 from capital share transactions                      (11,552,313)      11,708,003
Total increase (decrease) in net assets               (21,714,138)      14,626,660
Net assets:
 Beginning of period                                $ 165,459,970    $ 150,833,310
 End of period                                      $ 143,745,832    $ 165,459,970


                                                                              INTERNATIONAL/GLOBAL
                                                                                                                International
                                                         Worldwide                                              Core Growth
                                                       Growth Fund          International Growth Fund              Fund
                                                   ------------------- ------------------------------------ ------------------
                                                       For the Period                                          For the Period
                                                     October 31, 2000       Year Ended        Year Ended     October 31, 2000
                                                         through          December 31,       December 31,         through
                                                    December 31, 2000         2000               1999        December 31, 2000
                                                   ------------------- ------------------ ----------------- ------------------
From operations:
 Net investment income (loss)                         $    (10,095)     $       (928,377)  $     (479,200)     $     (4,058)
 Net realized gain (loss) on security
  and foreign currency transactions                       (220,956)            1,925,349        9,736,708           (31,493)
 Net realized gain (loss) on futures
  and options                                                   --                    --               --                --
 Net change in unrealized gain (loss) on
  investments                                             (466,283)          (23,480,497)      20,166,528             8,418
 Increase (decrease) in net assets resulting from
  operations                                              (697,334)          (22,483,525)      29,424,036           (27,133)
Distributions to shareholders from:
 Net investment income, Class A                                 --                    --         (330,820)               --
 Net investment income, Class B                                 --                    --          (54,139)               --
 Net investment income, Class C                                 --                    --          (14,802)               --
 Net investment income, Class Y                                 --                    --         (182,877)               --
 Net realized gains on investments Class A                      --            (1,966,676)      (4,599,399)               --
 Net realized gains on investments Class B                      --            (1,054,393)      (1,967,175)               --
 Net realized gains on investments Class C                      --              (296,953)        (482,156)               --
 Net realized gains on investments Class Y                      --              (840,827)      (1,608,601)               --
Total distributions to shareholders                             --            (4,158,849)      (9,239,969)               --
From capital share transactions:
Class A
 Shares sold                                             5,689,964           198,239,069       34,758,963         1,317,006
 Reinvestment of distributions                                  --             1,947,688        4,677,291                --
 Shares redeemed                                          (260,222)         (193,711,550)     (36,524,890)               --
 Net increase (decrease) -- Class A                      5,429,742             6,475,207        2,911,364         1,317,006
Class B
 Shares sold                                               904,858            13,964,945        7,602,117           659,471
 Reinvestment of distributions                                  --             1,010,664        1,922,609                --
 Shares redeemed                                            (2,688)           (4,912,129)      (6,437,793)          (24,126)
 Net increase (decrease) -- Class B                        902,170            10,063,480        3,086,933           635,345
Class C
 Shares sold                                             1,796,754            12,960,628        2,607,371           616,535
 Reinvestment of distributions                                  --               262,570          434,253                --
 Shares redeemed                                           (20,143)           (9,394,928)      (1,842,601)               --
 Net increase (decrease) -- Class C                      1,776,611             3,828,270        1,199,023           616,535
Class Y
 Shares sold                                               111,253            26,182,173       13,693,028           113,337
 Reinvestment of distributions                                  --               840,825        1,790,639                --
 Shares redeemed                                                --           (21,554,741)     (11,796,717)               --
 Net increase (decrease) -- Class Y                        111,253             5,468,257        3,686,950           113,337
Total increase (decrease) in net assets resulting
 from capital share transactions                         8,219,776            25,835,214       10,884,270         2,682,223
Total increase (decrease) in net assets                  7,522,442              (807,160)      31,068,337         2,655,090
Net assets:
 Beginning of period                                  $         --      $    105,410,989   $   74,342,652      $         --
 End of period                                        $  7,522,442      $    104,603,829   $  105,410,989      $  2,655,090

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
140

                                        SECTOR/SPECIALTY
       Emerging                                              International
   Countries Fund               Internet Fund                Internet Fund
------------------- ------------------------------------- -------------------
   For the Period                        For the Period      For the Period
  October 31, 2000      Year Ended        July 1, 1999       June 30, 2000
      through          December 31,         through             through
 December 31, 2000         2000        December 31, 1999   December 31, 2000
------------------- ----------------- ------------------- -------------------

  $     (3,433)      $    (7,630,429)    $   (640,579)      $     (245,069)

       (58,636)          (75,618,111)       4,379,643           (6,877,404)
            --                    --               --                   --

       (45,150)         (178,028,724)      85,487,356           (7,900,648)

      (107,219)         (261,277,264)      89,226,420          (15,023,121)

            --                    --               --                   --
            --                    --               --                   --
            --                    --               --                   --
            --                    --               --                   --
            --              (556,961)      (1,170,121)                  --
            --              (548,944)      (1,070,807)                  --
            --              (189,828)        (319,611)                  --
            --                (5,325)         (13,211)                  --
            --            (1,301,058)      (2,573,750)                  --


     3,521,957           206,744,935       84,619,224           21,850,723
            --               520,467        1,118,878                   --
            --          (126,020,306)      (7,333,555)          (3,676,772)
     3,521,957            81,245,096       78,404,547           18,173,951

       365,432           147,791,260       79,695,487           13,145,371
            --               510,723        1,002,296                   --
           (39)          (44,376,772)      (8,393,721)          (1,220,522)
       365,393           103,925,211       72,304,062           11,924,849

       322,775            54,730,952       27,379,730            4,630,870
            --               174,439          294,821                   --
            --           (20,074,084)      (2,329,149)            (573,820)
       322,775            34,831,307       25,345,402            4,057,050

       114,280               742,918        1,193,075            1,036,745
            --                 4,373            9,723                   --
            --              (841,836)        (621,953)            (391,132)
       114,280               (94,545)         580,845              645,613
     4,324,405           219,907,069      176,634,856           34,801,463
     4,217,186           (42,671,253)     263,287,526           19,778,342

  $         --       $   263,287,526     $         --       $           --
  $  4,217,186       $   220,616,273     $263,287,526       $   19,778,342


                          SECTOR/SPECIALTY
        Global Financial             Global         Global Socially
         Services Fund           Health Care Fund    Responsive Fund
-----------------------------  ------------------- -------------------
                                  For the Period     For the Period
   Year Ended     Year Ended    October 31, 2000   September 29, 2000
   December 31,   December 31,        through             through
      2000           1999       December 31, 2000   December 31, 2000
-------------- --------------  ------------------- -------------------

 $    192,860   $    146,466      $    (7,434)        $    3,009

      498,384        317,563         (357,524)               935
           --             --               --                 --

    5,543,490     (1,446,556)         194,496            (40,602)

    6,234,734       (982,527)        (170,462)           (36,658)

     (106,062)       (36,198)              --                 --
      (31,786)       (20,125)              --                 --
       (7,598)        (3,091)              --                 --
      (65,744)       (59,622)              --                 --
     (272,186)      (102,450)              --                 --
     (183,366)       (98,365)              --                 --
      (33,257)       (14,426)              --                 --
     (126,104)      (115,633)              --                 --
     (826,103)      (449,910)              --                 --

   16,733,864      6,297,902        4,931,452          1,118,327
      360,887        131,716               --                 --
   (9,184,061)    (2,179,526)        (353,902)              (807)
    7,910,690      4,250,092        4,577,550          1,117,520

    6,346,206      5,142,648        3,696,031            600,863
      209,803        103,563               --                 --
   (2,482,711)    (1,186,144)          (7,386)            (1,439)
    4,073,298      4,060,067        3,688,645            599,424

    1,429,231        943,985        1,939,178            368,808
       39,170         17,471               --                 --
     (539,142)      (382,030)         (27,529)               (13)
      929,259        579,426        1,911,649            368,795

       95,964         99,235          300,783            123,620
      191,847        175,255               --                 --
      (46,116)       (60,453)              --            (23,132)
      241,695        214,037          300,783            100,488
   13,154,942      9,103,622       10,478,627          2,186,227
   18,563,573      7,671,185       10,308,165          2,149,569

 $ 16,035,188   $  8,364,003      $        --         $       --
 $ 34,598,761   $ 16,035,188      $10,308,165         $2,149,569


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
               Statements of Changes in Net Assets -- (Continued)
--------------------------------------------------------------------------------


                                                                          DOMESTIC HYBRID
                                                                            Managed Fund
                                                                ------------------------------------
                                                                     Year Ended        Year Ended
                                                                   December 31,       December 31,
                                                                       2000               1999
                                                                ------------------ -----------------
From operations:
 Net investment income (loss)                                    $      1,939,555   $    1,928,780
 Net realized gain (loss) on security and foreign currency
  transactions                                                          3,442,007       56,228,530
 Net realized gain (loss) on futures
  and options                                                                  --               --
 Net change in unrealized gain (loss) on
  investments                                                          (7,921,421)     (30,266,874)
 Increase (decrease) in net assets resulting
  from operations                                                      (2,539,859)      27,890,436
Distributions to shareholders from:
 Net investment income, Class A                                          (876,123)        (920,201)
 Net investment income, Class B                                          (315,085)        (124,552)
 Net investment income, Class C                                           (18,460)          (2,681)
 Net investment income, Class Y                                          (730,343)        (910,017)
 Net realized gains on investments Class A                            (12,967,163)     (11,936,738)
 Net realized gains on investments Class B                            (13,963,718)     (12,420,495)
 Net realized gains on investments Class C                               (958,646)        (839,073)
 Net realized gains on investments Class Y                             (7,340,530)      (6,606,669)
Total distributions to shareholders                                   (37,170,068)     (33,760,426)
From capital share transactions:
Class A
 Shares sold                                                           19,298,788       31,329,927
 Reinvestment of distributions                                         13,230,579       12,248,226
 Shares redeemed                                                      (58,263,385)     (72,079,601)
 Net increase (decrease) -- Class A                                   (25,734,018)     (28,501,448)
Class B
 Shares sold                                                           12,086,841       27,934,071
 Reinvestment of distributions                                         13,814,351       12,099,227
 Shares redeemed                                                      (47,535,622)     (49,962,474)
 Net increase (decrease) -- Class B                                   (21,634,430)      (9,929,176)
Class C
 Shares sold                                                            2,052,171        4,393,156
 Reinvestment of distributions                                            962,332          823,892
 Shares redeemed                                                       (4,515,321)      (6,780,527)
 Net increase (decrease) -- Class C                                    (1,500,818)      (1,563,479)
Class Y
 Shares sold                                                            4,736,687       15,925,555
 Reinvestment of distributions                                          8,070,873        7,514,175
 Shares redeemed                                                      (30,844,484)     (30,284,989)
 Net increase (decrease) -- Class Y                                   (18,036,924)      (6,845,259)
Total increase (decrease) in net assets resulting from capital
 share transactions                                                   (66,906,190)     (46,839,362)
Total increase (decrease) in net assets                              (106,616,117)     (52,709,352)
Net assets:
 Beginning of period                                             $    384,664,266   $  437,373,618
 End of period                                                   $    278,048,149   $  384,664,266


                                                                                    DOMESTIC HYBRID
                                                                                                          Convertible
                                                                           Balanced Fund               Securities Fund
                                                                ------------------------------------ ------------------
                                                                                    For the Period      For the Period
                                                                    Year Ended       July 1, 1999     October 31, 2000
                                                                  December 31,         through             through
                                                                      2000        December 31, 1999   December 31, 2000
                                                                ---------------- ------------------- ------------------
From operations:
 Net investment income (loss)                                    $     170,653      $      32,639       $      2,872
 Net realized gain (loss) on security and foreign currency
  transactions                                                        (625,866)            63,412             12,888
 Net realized gain (loss) on futures
  and options                                                               --                 --                 --
 Net change in unrealized gain (loss) on
  investments                                                          467,578            559,412             61,881
 Increase (decrease) in net assets resulting
  from operations                                                       12,365            655,463             77,641
Distributions to shareholders from:
 Net investment income, Class A                                        (96,078)           (19,528)                --
 Net investment income, Class B                                        (55,454)           (10,840)                --
 Net investment income, Class C                                        (17,196)            (1,614)                --
 Net investment income, Class Y                                         (1,931)              (663)                --
 Net realized gains on investments Class A                             (49,969)              (968)                --
 Net realized gains on investments Class B                             (46,871)              (857)                --
 Net realized gains on investments Class C                              (9,274)              (139)                --
 Net realized gains on investments Class Y                                (995)               (21)                --
Total distributions to shareholders                                   (277,768)           (34,630)                --
From capital share transactions:
Class A
 Shares sold                                                         5,253,260          4,806,346          1,513,588
 Reinvestment of distributions                                         120,527             16,329                 --
 Shares redeemed                                                    (2,741,798)          (173,877)            (2,701)
 Net increase (decrease) -- Class A                                  2,631,989          4,648,798          1,510,887
Class B
 Shares sold                                                         3,401,016          4,338,788          2,343,523
 Reinvestment of distributions                                          97,375             10,978                 --
 Shares redeemed                                                    (1,403,968)          (213,564)              (439)
 Net increase (decrease) -- Class B                                  2,094,423          4,136,202          2,343,084
Class C
 Shares sold                                                         1,398,963            704,099          1,069,669
 Reinvestment of distributions                                          22,345              1,443                 --
 Shares redeemed                                                      (260,137)           (48,168)                --
 Net increase (decrease) -- Class C                                  1,161,171            657,374          1,069,669
Class Y
 Shares sold                                                               206            101,411            113,311
 Reinvestment of distributions                                              43                  9                 --
 Shares redeemed                                                            --                 --               (500)
 Net increase (decrease) -- Class Y                                        249            101,420            112,811
Total increase (decrease) in net assets resulting from capital
 share transactions                                                  5,887,832          9,543,794          5,036,451
Total increase (decrease) in net assets                              5,622,429         10,164,627          5,114,092
Net assets:
 Beginning of period                                             $  10,164,627      $          --       $         --
 End of period                                                   $  15,787,056      $  10,164,627       $  5,114,092

See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
142

                                              INCOME
      High-Yield Bond Fund           Government Securities Fund         Tax-Exempt Income Fund
--------------------------------- --------------------------------- -------------------------------
   Year Ended       Year Ended       Year Ended       Year Ended      Year Ended      Year Ended
  December 31,     December 31,     December 31,     December 31,    December 31,    December 31,
      2000             1999             2000             1999            2000            1999
---------------- ---------------- ---------------- ---------------- -------------- ----------------

 $   8,665,205    $   9,319,911    $   6,572,327    $   6,251,099    $  1,132,098   $    1,153,828

    (3,993,294)      (3,788,354)         203,269          (72,479)       (140,295)          54,481
            --               --               --               --              --               --
    (7,861,427)      (1,696,811)       5,661,431       (5,619,653)      1,787,522       (2,078,351)
    (3,189,516)       3,834,746       12,437,027          558,967       2,779,325         (870,042)

    (5,178,683)      (5,789,214)      (4,017,852)      (4,033,851)       (869,442)        (932,079)
    (2,825,669)      (2,882,536)      (1,806,487)      (1,589,916)       (209,565)        (174,348)
      (553,940)        (479,123)        (335,717)        (215,301)        (50,893)         (44,523)
      (106,913)        (169,173)        (412,271)        (412,031)         (2,200)          (2,878)
            --          (50,636)              --               --              --         (172,892)
            --          (28,156)              --               --              --          (40,812)
            --           (4,400)              --               --              --          (13,271)
            --           (1,601)              --               --              --             (491)
    (8,665,205)      (9,404,839)      (6,572,327)      (6,251,099)     (1,132,100)      (1,381,294)


    17,632,107       17,106,617       69,525,042       51,982,344       4,517,107       12,601,987
     3,905,073        4,491,056        3,280,499        3,208,919         669,604          848,109
   (24,011,508)     (26,854,100)     (68,995,510)     (49,540,286)     (5,867,925)     (13,709,386)
    (2,474,328)      (5,256,427)       3,810,031        5,650,977        (681,214)        (259,290)

     8,715,915       13,267,871       13,543,513       20,568,623       2,591,713        3,334,569
     2,084,352        2,208,721        1,492,485        1,325,665         146,156          172,318
   (10,830,721)     (12,493,171)     (12,254,421)     (10,575,982)     (2,076,570)      (1,927,223)
       (30,454)       2,983,421        2,781,577       11,318,306         661,299        1,579,664

     4,804,010        6,127,657        5,883,935        5,123,360         446,535        1,572,256
       431,063          387,580          279,699          207,670          48,270           52,682
    (4,296,259)      (4,749,656)      (3,353,196)      (2,678,458)       (701,008)        (587,424)
       938,814        1,765,581        2,810,438        2,652,572        (206,203)       1,037,514

        78,821          288,069          941,576          660,953             495               70
       106,905          169,221          410,629          411,343               8              861
      (410,463)      (1,204,430)        (727,849)      (1,804,513)        (15,916)              --
      (224,737)        (747,140)         624,356         (732,217)        (15,413)             931

    (1,790,705)      (1,254,565)      10,026,402       18,889,638        (241,531)       2,358,819
   (13,645,426)      (6,824,658)      15,891,102       13,197,506       1,405,694          107,483

 $ 108,731,210    $ 115,555,868    $ 122,310,064    $ 109,112,558    $ 29,110,310   $   29,002,827
 $  95,085,784    $ 108,731,210    $ 138,201,166    $ 122,310,064    $ 30,516,004   $   29,110,310


             MONEY MARKET
          Money Market Fund
---------------------------------------
    Year Ended          Year Ended
   December 31,        December 31,
      2000                1999
-------------------- ------------------

$       14,939,285   $      9,341,381

                --                 --
                --                 --
                --                 --
        14,939,285          9,341,381

       (12,937,990)        (7,901,573)
        (1,408,595)          (951,295)
          (447,086)          (334,855)
          (145,614)          (153,658)
                --                 --
                --                 --
                --                 --
                --                 --
       (14,939,285)        (9,341,381)


     1,688,696,593        902,291,310
        11,801,031          7,522,610
    (1,632,676,402)      (845,900,561)
        67,821,222         63,913,359

        51,366,824         63,366,742
         1,307,209            893,135
       (57,440,289)       (41,544,633)
        (4,766,256)        22,715,244

        36,977,615         27,978,256
           408,633            284,855
       (35,973,263)       (25,647,018)
         1,412,985          2,616,093

         5,303,896          1,314,799
           139,988            148,465
        (6,255,345)        (1,398,749)
          (811,461)            64,515

        63,656,490         89,309,211
        63,656,490         89,309,211

$      248,039,177   $    158,729,966
$      311,695,667   $    248,039,177


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                       Enterprise Multi-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class A)                                               December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  13.74          $    5.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.14)(F)          (0.05)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (4.04)              9.00
                                                                                             --------          ---------
Total from Investment Operations                                                                (4.18)              8.95
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                   --              (0.21)
                                                                                             --------          ---------
Total Distributions                                                                                --              (0.21)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $   9.56          $   13.74
                                                                                             ========          =========
Total Return(C)                                                                                (30.42)%           179.26%(B)
Net Assets End of Period (in thousands)                                                      $ 81,279          $  49,206
Ratio of Expenses to Average Net Assets                                                          1.85%              1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.92%              2.43%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (1.10)%            (1.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (1.16)%            (1.64)(%)A
Portfolio Turnover Rate                                                                           127%                32%

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class B)                                               December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  13.70          $    5.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.21)(F)          (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (4.00)              8.98
                                                                                             --------          ---------
Total from Investment Operations                                                                (4.21)              8.91
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                   --              (0.21)
                                                                                             --------          ---------
Total Distributions                                                                                --              (0.21)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $   9.49          $   13.70
                                                                                             ========          =========
Total Return(D)                                                                                (30.73)%           178.45%(B)
Net Assets End of Period (in thousands)                                                      $ 87,458          $  39,854
Ratio of Expenses to Average Net Assets                                                          2.40%              2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.47%              2.90%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (1.63)%            (1.64)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (1.70)%            (2.14)%(A)
Portfolio Turnover Rate                                                                           127%                32%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
144

--------------------------------------------------------------------------------
                Enterprise Multi-Cap Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class C)                                               December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  13.70          $    5.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.21)(F)          (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (4.01)              8.98
                                                                                             --------          ---------
Total from Investment Operations                                                                (4.22)              8.91
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                   --              (0.21)
                                                                                             --------          ---------
Total Distributions                                                                                --              (0.21)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $   9.48          $   13.70
                                                                                             ========          =========
Total Return(D)                                                                                  (30.80)%           178.46%(B)
Net Assets End of Period (in thousands)                                                      $ 30,826          $  13,864
Ratio of Expenses to Average Net Assets                                                          2.40%              2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.47%              2.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (1.63)%            (1.62)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (1.70)%            (2.14)%(A)
Portfolio Turnover Rate                                                                           127%                32%

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)                                               December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  13.76          $    5.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.09)(F)          (0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (4.05)              8.99
                                                                                             --------          ---------
Total from Investment Operations                                                                (4.14)              8.97
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                   --              (0.21)
                                                                                             --------          ---------
Total Distributions                                                                                --              (0.21)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $   9.62          $   13.76
                                                                                             ========          =========
Total Return                                                                                   (30.09)%           179.66%(B)
Net Assets End of Period (in thousands)                                                      $    609          $     641
Ratio of Expenses to Average Net Assets                                                          1.40%              1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.46%              2.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (0.67)%            (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (0.73)%            (1.54)%(A)
Portfolio Turnover Rate                                                                           127%                32%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise Mid-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Mid-Cap Growth Fund (Class A)                                                 through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.23)
                                                                                           ---------
Total from Investment Operations                                                               (1.27)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.73
                                                                                           =========
Total Return(C)                                                                                 (12.70)%(B)
Net Assets End of Period (in thousands)                                                    $   2,336
Ratio of Expenses to Average Net Assets                                                         1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              15.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.74)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (14.35)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Mid-Cap Growth Fund (Class B)                                                 through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.09)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.18)
                                                                                           ---------
Total from Investment Operations                                                               (1.27)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.73
                                                                                           =========
Total Return(D)                                                                                 (12.70)%(B)
Net Assets End of Period (in thousands)                                                    $   1,429
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              15.76%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.30)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (14.91)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
146

--------------------------------------------------------------------------------
                 Enterprise Mid-Cap Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Mid-Cap Growth Fund (Class C)                                                 through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.21)
                                                                                           ---------
Total from Investment Operations                                                               (1.29)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.71
                                                                                           =========
Total Return(D)                                                                                 (12.90)%(B)
Net Assets End of Period (in thousands)                                                    $   1,111
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              15.76%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.31)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (14.92)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Mid-Cap Growth Fund (Class Y)                                                 through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.24)
                                                                                           ---------
Total from Investment Operations                                                               (1.26)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.74
                                                                                           =========
Total Return                                                                                  (12.60)%(B)
Net Assets End of Period (in thousands)                                                    $     117
Ratio of Expenses to Average Net Assets                                                         1.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              14.76%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.32)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (13.93)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Small Company Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                                -----------------------------------------  For the Period From   For the Period
Enterprise Small Company Growth Fund                                                             10/1/97             7/17/97
(Class A)                                           2000           1999           1998       through 12/31/97    through 9/30/97
----------------------------------------------- ------------   ------------   ----------- --------------------- ----------------
Net Asset Value Beginning of Period               $ 33.26        $ 22.44        $ 23.39        $   26.61           $  24.54
                                                  -------        -------        -------        ---------           --------
Net Investment Income (Loss)                        (0.43)(F)      (0.35)(F)      (0.32)(F)        (0.40)             (0.05)
Net Realized and Unrealized Gain (Loss) on
 Investments                                         0.44          11.17          (0.63)           (2.27)              2.12
                                                  -------        -------        -------        ---------           --------
Total from Investment Operations                     0.01          10.82          (0.95)           (2.67)              2.07
                                                  -------        -------        -------        ---------           --------
Dividends from Net Investment Income                   --             --             --               --                 --
Distributions from Capital Gains                    (2.37)            --             --            (0.55)                --
                                                  -------        -------        -------        ---------           --------
Total Distributions                                 (2.37)            --             --            (0.55)                --
                                                  -------        -------        -------        ---------           --------
Net Asset Value End of Period                     $ 30.90        $ 33.26        $ 22.44        $   23.39           $  26.61
                                                  =======        =======        =======        =========           ========
Total Return(C)                                      0.55%         48.22%         (4.06)%         (10.04)%(B)          8.44%(B)
Net Assets End of Period (in thousands)           $35,921        $19,024        $ 8,194        $   4,861           $  2,102
Ratio of Expenses to Average Net Assets              1.85%          1.85%          1.85%            1.85%(A)           1.85%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                           1.98%          2.29%          2.66%            2.38%(A)           4.48%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.26)%        (1.38)%        (1.43)%          (1.56)%(A)         (1.61)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)       (1.39)%        (1.82)%        (2.24)%          (2.09)%(A)         (4.25)%(A)
Portfolio Turnover Rate                                53%            62%           151%              24%(A)            158%9A)

                                                                Year Ended December 31,
                                                         -------------------------------------
Enterprise Small Company Growth Fund
(Class B)                                                    2000         1999         1998
-------------------------------------------------------- ------------ ------------ -----------
Net Asset Value Beginning of Period                        $ 32.62      $ 22.13     $  23.33
                                                           -------      -------     --------
Net Investment Income (Loss)                                 (0.61)(F)    (0.48)(F)    (0.41)(F)
Net Realized and Unrealized Gain (Loss) on Investments        0.47        10.97        (0.79)
                                                           -------      -------     --------
Total from Investment Operations                             (0.14)       10.49        (1.20)
                                                           -------      -------     --------
Dividends from Net Investment Income                            --           --           --
Distributions from Capital Gains                             (2.37)          --           --
                                                           -------      -------     --------
Total Distributions                                          (2.37)          --           --
                                                           -------      -------     --------
Net Asset Value End of Period                              $ 30.11      $ 32.62     $  22.13
                                                           =======      =======     ========
Total Return(D)                                               0.10%       47.40%       (5.14)%
Net Assets End of Period (in thousands)                    $38,084      $19,798     $  8,760
Ratio of Expenses to Average Net Assets                       2.40%        2.40%        2.40%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                               2.53%        2.84%        3.24%
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                      (1.81)%      (1.93)%      (1.94)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                            (1.94)%      (2.37)%      (2.78)%
Portfolio Turnover Rate                                         53%          62%         151%

                                                          For the Period From   For the Period
Enterprise Small Company Growth Fund                            10/1/97             7/17/97
(Class B)                                                   through 12/31/97    through 9/30/97
-------------------------------------------------------- --------------------- ----------------
Net Asset Value Beginning of Period                           $    26.58          $   24.54
                                                              ----------          ---------
Net Investment Income (Loss)                                       (0.47)             (0.05)
Net Realized and Unrealized Gain (Loss) on Investments             (2.23)              2.09
                                                              ----------          ---------
Total from Investment Operations                                   (2.70)              2.04
                                                              ----------          ---------
Dividends from Net Investment Income                                  --                 --
Distributions from Capital Gains                                   (0.55)                --
                                                              ----------          ---------
Total Distributions                                                (0.55)                --
                                                              ----------          ---------
Net Asset Value End of Period                                 $    23.33          $   26.58
                                                              ==========          =========
Total Return(D)                                                   (10.16)%(B)          8.31%(B)
Net Assets End of Period (in thousands)                       $    2,842          $   1,099
Ratio of Expenses to Average Net Assets                             2.40%(A)           2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                     2.93%(A)           5.52%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                            (2.11)%(A)         (2.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                                  (2.64)%(A)         (5.29)%(A)
Portfolio Turnover Rate                                               24%(A)            158%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
148

--------------------------------------------------------------------------------
              Enterprise Small Company Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                        Year Ended December 31,
                                                ---------------------------------------    For the Period   For the Period
Enterprise Small Company                                                                      10/1/97           7/17/97
Growth Fund (Class C)                               2000          1999          1998      through 12/31/97  through 9/30/97
----------------------------------------------- -----------   -----------   -----------  ----------------- ----------------
Net Asset Value Beginning of Period               $ 32.73       $ 22.21       $ 23.32       $   26.57         $  24.54
                                                  -------       -------       -------       ---------         --------
Net Investment Income (Loss)                        (0.62)(F)     (0.47)(F)     (0.41)(F)       (0.62)           (0.07)
Net Realized and Unrealized Gain (Loss) on
 Investments                                         0.47         10.99         (0.70)          (2.08)            2.10
                                                  -------       -------       -------       ---------         --------
Total from Investment Operations                    (0.15)        10.52         (1.11)          (2.70)            2.03
                                                  -------       -------       -------       ---------         --------
Dividends from Net Investment Income                   --            --            --              --               --
Distributions from Capital Gains                    (2.37)           --            --           (0.55)              --
                                                  -------       -------       -------       ---------         --------
Total Distributions                                 (2.37)           --            --           (0.55)              --
                                                  -------       -------       -------       ---------         --------
Net Asset Value End of Period                     $ 30.21       $ 32.73       $ 22.21       $   23.32         $  26.57
                                                  =======       =======       =======       =========         ========
Total Return(D)                                      0.07%        47.37%        (4.76)%        (10.16)%(B)        8.27%(B)
Net Assets End of Period (in thousands)           $ 8,596       $ 4,654       $ 2,481       $     795         $    201
Ratio of Expenses to Average Net Assets              2.40%         2.40%         2.40%           2.40%(A)         2.40%(A)
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                           2.53%         2.84%         3.24%           2.93%(A)         5.91%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 (1.81)%       (1.93)%       (1.93)%         (2.11)%(A)       (2.15)%(A)
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding Reimbursement)       (1.94)%       (2.37)%       (2.77)%         (2.64)%(A)       (5.65)%(A)
Portfolio Turnover Rate                                53%           62%          151%             24%(A)          158%(A)

                                                    Year Ended December 31,
                                            ---------------------------------------   For the Period
Enterprise Small Company                                                                  10/1/97       Year Ended   Year Ended
Growth Fund (Class Y)                           2000          1999          1998     through 12/31/97     9/30/97     9/30/96
------------------------------------------- -----------   -----------   ----------- ------------------ ------------ -----------
Net Asset Value Beginning of Period           $ 33.56       $ 22.55       $ 23.43       $  26.62         $ 25.08      $ 19.05
                                              -------       -------       -------       --------         -------      -------
Net Investment Income (Loss)                    (0.28)(F)     (0.23)(F)     (0.23)(F)      (0.07)          (0.13)       (0.17)
Net Realized and Unrealized Gain (Loss) on
 Investments                                     0.48         11.24         (0.65)         (2.57)           3.73         7.62
                                              -------       -------       -------       --------         -------      -------
Total from Investment Operations                 0.20         11.01         (0.88)         (2.64)           3.60         7.45
                                              -------       -------       -------       --------         -------      -------
Dividends from Net Investment Income               --            --            --             --              --           --
Distributions from Capital Gains                (2.37)           --            --          (0.55)          (2.06)       (1.42)
                                              -------       -------       -------       --------         -------      -------
Total Distributions                             (2.37)           --            --          (0.55)          (2.06)       (1.42)
                                              -------       -------       -------       --------         -------      -------
Net Asset Value End of Period                 $ 31.39       $ 33.56       $ 22.55       $  23.43         $ 26.62      $ 25.08
                                              =======       =======       =======       ========         =======      =======
Total Return                                     1.12%        48.82%        (3.76)%        (9.92)%(B)      16.24%       42.07%
Net Assets End of Period (in thousands)       $ 9,350       $ 9,296       $ 9,084       $ 13,540         $15,355      $ 6,609
Ratio of Expenses to Average Net Assets          1.40%         1.40%         1.40%          1.40%(A)        1.84%        1.96%
Ratio of Expenses to Average Net Assets
 (Excluding Reimbursement)                       1.52%         1.84%         2.15%          1.96%(A)        3.08%        3.46%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                             (0.82)%       (0.93)%       (1.03)%        (1.12)%(A)      (1.30)%      (1.43)%
Ratio of Net Investment Income (Loss) to
 Average Net Assets (Excluding
 Reimbursement)                                 (0.94)%       (1.37)%       (1.78)%        (1.68)%(A)      (2.54)%      (2.93)%
Portfolio Turnover Rate                            53%           62%          151%            24%(A)         158%          78%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Small Company Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                        ---------------------------
Enterprise Small Company Value Fund (Class A)                                2000          1999
----------------------------------------------------------------------- ------------- -------------
Net Asset Value Beginning of Period                                        $  8.53       $  7.92
                                                                           -------       -------
Net Investment Income (Loss)                                                 (0.01)(F)     (0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                        0.51          1.28
                                                                           -------       -------
Total from Investment Operations                                              0.50          1.26
                                                                           -------       -------
Dividends from Net Investment Income                                            --            --
Distributions from Capital Gains                                             (1.19)        (0.65)
                                                                           -------       -------
Total Distributions                                                          (1.19)        (0.65)
                                                                           -------       -------
Net Asset Value End of Period                                              $  7.84       $  8.53
                                                                           =======       =======
Total Return(C)                                                               6.52%        16.13%
Net Assets End of Period (in thousands)                                    $174,043      $135,222
Ratio of Expenses to Average Net Assets                                       1.55%         1.63%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             1.55%         1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.12)%       (0.22)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (0.12)%       (0.22)%
Portfolio Turnover Rate                                                         71%           46%

                                                                               Year Ended December 31,
                                                                        -------------------------------------
Enterprise Small Company Value Fund (Class A)                               1998         1997        1996
----------------------------------------------------------------------- ------------ ----------- ------------
Net Asset Value Beginning of Period                                       $  7.75      $  5.74     $  5.43
                                                                          -------      -------     -------
Net Investment Income (Loss)                                                (0.03)(F)     0.01       (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                       0.42         2.53        0.62
                                                                          -------      -------     -------
Total from Investment Operations                                             0.39         2.54        0.61
                                                                          -------      -------     -------
Dividends from Net Investment Income                                           --           --          --
Distributions from Capital Gains                                            (0.22)       (0.53)      (0.30)
                                                                          -------      -------     -------
Total Distributions                                                         (0.22)       (0.53)      (0.30)
                                                                          -------      -------     -------
Net Asset Value End of Period                                             $  7.92      $  7.75     $  5.74
                                                                          =======      =======     =======
Total Return(C)                                                              5.15%       44.24%      11.28%
Net Assets End of Period (in thousands)                                   $79,867      $45,310     $17,308
Ratio of Expenses to Average Net Assets                                      1.75%        1.75%       1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.85%        1.95%       2.38%
Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.37)%       0.05%      (0.13)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (0.48)%      (0.15)%     (0.76)%
Portfolio Turnover Rate                                                        33%          63%        144%

                                                                         Year Ended December 31,
                                                                        --------------------------
Enterprise Small Company Value Fund (Class B)                                2000         1999
----------------------------------------------------------------------- ------------- ------------
Net Asset Value Beginning of Period                                        $  8.27      $  7.74
                                                                           -------      -------
Net Investment Income (Loss)                                                 (0.06)(F)    (0.06)(F)
Net Realized and Unrealized Gain (Loss) on Investments                        0.50         1.24
                                                                           -------      -------
Total from Investment Operations                                              0.44         1.18
                                                                           -------      -------
Dividends from Net Investment Income                                            --           --
Distributions from Capital Gains                                             (1.19)       (0.65)
                                                                           -------      -------
Total Distributions                                                          (1.19)       (0.65)
                                                                           -------      -------
Net Asset Value End of Period                                              $  7.52      $  8.27
                                                                           =======      =======
Total Return(D)                                                               6.00%       15.47%
Net Assets End of Period (in thousands)                                    $117,125     $98,472
Ratio of Expenses to Average Net Assets                                       2.10%        2.18%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             2.10%        2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.66)%      (0.78)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (0.66)%      (0.78)%
Portfolio Turnover Rate                                                         71%          46%

                                                                               Year Ended December 31,
                                                                        --------------------------------------
Enterprise Small Company Value Fund (Class B)                               1998         1997         1996
----------------------------------------------------------------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                                       $  7.63      $  5.69      $   5.41
                                                                          -------      -------      --------
Net Investment Income (Loss)                                                (0.07)(F)       --         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                       0.40         2.47          0.61
                                                                          -------      -------      --------
Total from Investment Operations                                             0.33         2.47          0.58
                                                                          -------      -------      --------
Dividends from Net Investment Income                                           --           --            --
Distributions from Capital Gains                                            (0.22)       (0.53)        (0.30)
                                                                          -------      -------      --------
Total Distributions                                                         (0.22)       (0.53)        (0.30)
                                                                          -------      -------      --------
Net Asset Value End of Period                                             $  7.74      $  7.63      $   5.69
                                                                          =======      =======      ========
Total Return(D)                                                              4.44%       43.40%        10.77%
Net Assets End of Period (in thousands)                                   $61,929      $22,013      $  2,606
Ratio of Expenses to Average Net Assets                                      2.30%        2.30%         2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.41%        2.44%         2.92%
Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.93)%      (0.67)%       (0.77)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (1.04)%      (0.81)%       (1.39)%
Portfolio Turnover Rate                                                        33%          63%          144%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
150

--------------------------------------------------------------------------------
              Enterprise Small Company Value Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
                                                                        --------------------------------------       5/1/97
Enterprise Small Company Value Fund (Class C)                               2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                                       $  8.45      $  7.90      $  7.74        $   6.14
                                                                          -------      -------      -------        --------
Net Investment Income (Loss)                                                (0.06)(F)    (0.06)(F)    (0.07)(F)       (0.02)
Net Realized and Unrealized Gain (Loss) on Investments                       0.51         1.26         0.45            2.15
                                                                          -------      -------      -------        --------
Total from Investment Operations                                             0.45         1.20         0.38            2.13
                                                                          -------      -------      -------        --------
Dividends from Net Investment Income                                           --           --           --              --
Distributions from Capital Gains                                            (1.19)       (0.65)       (0.22)          (0.53)
                                                                          -------      -------      -------        --------
Total Distributions                                                         (1.19)       (0.65)       (0.22)          (0.53)
                                                                          -------      -------      -------        --------
Net Asset Value End of Period                                             $  7.71      $  8.45      $  7.90        $   7.74
                                                                          =======      =======      =======        ========
Total Return(D)                                                              6.00%       15.42%        5.03%          34.68%(B)
Net Assets End of Period (in thousands)                                   $54,638      $35,265      $14,239        $  2,684
Ratio of Expenses to Average Net Assets                                      2.10%        2.19%        2.30%           2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.10%        2.19%        2.40%           2.38%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.65)%      (0.76)%      (0.94)%         (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (0.65)%      (0.76)%      (1.04)%         (0.95)%(A)
Portfolio Turnover Rate                                                        71%          46%          33%             63%(A)

                                                                         Year Ended December
                                                                                 31,
                                                                        ---------------------
Enterprise Small Company Value Fund (Class Y)                              2000       1999
----------------------------------------------------------------------- ---------- ----------
Net Asset Value Beginning of Period                                      $ 8.73     $ 8.06
                                                                         ------     ------
Net Investment Income (Loss)                                               0.03(F)    0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                     0.52       1.30
                                                                         ------     ------
Total from Investment Operations                                           0.55       1.32
                                                                         ------     ------
Dividends from Net Investment Income                                          --         --
Distributions from Capital Gains                                           (1.19)     (0.65)
                                                                         -------    -------
Total Distributions                                                        (1.19)     (0.65)
                                                                         -------    -------
Net Asset Value End of Period                                            $ 8.09     $ 8.73
                                                                         =======    =======
Total Return                                                                6.95%     16.60%
Net Assets End of Period (in thousands)                                  $   851    $   619
Ratio of Expenses to Average Net Assets                                     1.10%      1.18%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.10%      1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.31%      0.23%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             0.31%      0.23%
Portfolio Turnover Rate                                                       71%        46%

                                                                              Year Ended December 31,
                                                                        ------------------------------------
Enterprise Small Company Value Fund (Class Y)                               1998        1997        1996
----------------------------------------------------------------------- ------------ ---------- ------------
Net Asset Value Beginning of Period                                       $   7.81    $ 5.77      $   5.43
                                                                          --------    ------      --------
Net Investment Income (Loss)                                                  0.01(F)   1.45          0.01
Net Realized and Unrealized Gain (Loss) on Investments                        0.46      1.12          0.63
                                                                          --------    ------      --------
Total from Investment Operations                                              0.47      2.57          0.64
                                                                          --------    ------      --------
Dividends from Net Investment Income                                            --         --           --
Distributions from Capital Gains                                             (0.22)     (0.53)       (0.30)
                                                                          --------    -------     --------
Total Distributions                                                          (0.22)     (0.53)       (0.30)
                                                                          --------    -------     --------
Net Asset Value End of Period                                             $   8.06    $ 7.81      $   5.77
                                                                          ========    =======     ========
Total Return                                                                  6.13%     44.53%       11.83%
Net Assets End of Period (in thousands)                                   $    277    $   119     $  1,926
Ratio of Expenses to Average Net Assets                                       1.30%      1.30%        1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             1.39%      1.85%        1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets                   0.06%      2.74%        0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (0.02)%     2.19%       (0.27)%
Portfolio Turnover Rate                                                         33%        63%         144%

                       See notes to financial statements.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Capital Appreciation Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                                                    ---------------------------
Enterprise Capital Appreciation Fund (Class A)                           2000          1999
------------------------------------------------------------------- ------------- -------------
Net Asset Value Beginning of Period                                   $  46.61       $ 38.59
                                                                      --------       -------
Net Investment Income (Loss)                                             (0.25)(F)     (0.47)(F)
Net Realized and Unrealized Gain (Loss) on Investments                   (5.44)        15.43
                                                                      --------       -------
Total from Investment Operations                                         (5.69)        14.96
                                                                      --------       -------
Dividends from Net Investment Income                                        --            --
Distributions from Capital Gains                                         (6.71)        (6.94)
                                                                      --------       -------
Total Distributions                                                      (6.71)        (6.94)
                                                                      --------       -------
Net Asset Value End of Period                                         $  34.21       $ 46.61
                                                                      ========       =======
Total Return(C)                                                         (14.19)%       39.39%
Net Assets End of Period (in thousands)                               $176,467       $181,232
Ratio of Expenses to Average Net Assets                                   1.52%         1.52%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.52%         1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets              (0.64)%       (1.15)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                                        (0.64)%       (1.15)%
Portfolio Turnover Rate                                                    140%          170%

                                                                             Year Ended December 31,
                                                                    -----------------------------------------
Enterprise Capital Appreciation Fund (Class A)                           1998          1997          1996
------------------------------------------------------------------- ------------- ------------- -------------
Net Asset Value Beginning of Period                                    $ 35.54       $ 34.21       $ 32.54
                                                                       -------       -------       -------
Net Investment Income (Loss)                                             (0.39)(F)     (0.37)        (0.31)
Net Realized and Unrealized Gain (Loss) on Investments                   10.55          7.31          5.69
                                                                       -------       -------       -------
Total from Investment Operations                                         10.16          6.94          5.38
                                                                       -------       -------       -------
Dividends from Net Investment Income                                        --            --            --
Distributions from Capital Gains                                         (7.11)        (5.61)        (3.71)
                                                                       -------       -------       -------
Total Distributions                                                      (7.11)        (5.61)        (3.71)
                                                                       -------       -------       -------
Net Asset Value End of Period                                          $ 38.59       $ 35.54       $ 34.21
                                                                       =======       =======       =======
Total Return(C)                                                          30.15%        20.27%        16.52%
Net Assets End of Period (in thousands)                                $131,605      $112,738      $115,253
Ratio of Expenses to Average Net Assets                                   1.52%         1.65%         1.60%(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.52%         1.65%         1.60%(E)
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.01)%       (1.06)%       (0.87)%
Ratio of Net Investment Income (Loss) to Average Net
 Assets (Excluding Reimbursement)                                        (1.01)%       (1.06)%       (0.87)%
Portfolio Turnover Rate                                                     76%           61%           66%

                                                                     Year Ended December 31,
                                                                    --------------------------
Enterprise Capital Appreciation Fund (Class B)                           2000         1999
------------------------------------------------------------------- ------------- ------------
Net Asset Value Beginning of Period                                   $   44.80     $ 37.50
                                                                      ---------     -------
Net Investment Income (Loss)                                              (0.43)(F)   (0.68)(F)
Net Realized and Unrealized Gain (Loss)
 on Investments                                                           (5.19)      14.92
                                                                      ---------     -------
Total from Investment Operations                                          (5.62)      14.24
                                                                      ---------     -------
Dividends from Net Investment Income                                         --          --
Distributions from Capital Gains                                          (6.71)      (6.94)
                                                                      ---------     -------
Total Distributions                                                       (6.71)      (6.94)
                                                                      ---------     -------
Net Asset Value End of Period                                         $   32.47     $ 44.80
                                                                      =========     =======
Total Return(D)                                                          (14.65)%     38.62%
Net Assets End of Period (in thousands)                               $  74,887     $40,276
Ratio of Expenses to Average Net Assets                                    2.08%       2.08%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          2.08%       2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets               (1.17)%     (1.69)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                (1.17)%     (1.69)%
Portfolio Turnover Rate                                                     140%        170%

                                                                          Year Ended December 31,
                                                                    ------------------------------------
Enterprise Capital Appreciation Fund (Class B)                          1998         1997        1996
------------------------------------------------------------------- ------------ ----------- -----------
Net Asset Value Beginning of Period                                   $ 34.89     $  33.86    $  32.42
                                                                      -------     --------    --------
Net Investment Income (Loss)                                            (0.58)(F)    (0.45)      (0.35)
Net Realized and Unrealized Gain (Loss)
 on Investments                                                         10.30         7.09        5.50
                                                                      -------     --------    --------
Total from Investment Operations                                         9.72         6.64        5.15
                                                                      -------     --------    --------
Dividends from Net Investment Income                                       --           --          --
Distributions from Capital Gains                                        (7.11)       (5.61)      (3.71)
                                                                      -------     --------    --------
Total Distributions                                                     (7.11)       (5.61)      (3.71)
                                                                      -------     --------    --------
Net Asset Value End of Period                                         $ 37.50     $  34.89    $  33.86
                                                                      =======     ========    ========
Total Return(D)                                                         29.44%       19.60%      15.87%
Net Assets End of Period (in thousands)                               $14,663     $  7,862    $  5,047
Ratio of Expenses to Average Net Assets                                  2.08%        2.21%       2.14%(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.08%        2.21%       2.14%(E)
Ratio of Net Investment Income (Loss) to Average Net Assets             (1.56)%      (1.61)%     (1.43)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                              (1.56)%      (1.61)%     (1.43)%
Portfolio Turnover Rate                                                    76%          61%         66%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
152

--------------------------------------------------------------------------------
              Enterprise Capital Appreciation Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,         For the Period From
                                                                        -------------------------------------        5/1/97
Enterprise Capital Appreciation Fund (Class C)                               2000         1999        1998      through 12/31/97
----------------------------------------------------------------------- ------------- ----------- ----------- --------------------
Net Asset Value Beginning of Period                                       $   45.85    $  38.25    $  35.43        $   33.54
                                                                          ---------    --------    --------        ---------
Net Investment Income (Loss)                                                  (0.44)(F)   (0.68)(F)   (0.57)(F)        (0.19)
Net Realized and Unrealized Gain (Loss) on Investments                        (5.30)      15.22       10.50             7.69
                                                                          ---------    --------    --------        ---------
Total from Investment Operations                                              (5.74)      14.54        9.93             7.50
                                                                          ---------    --------    --------        ---------
Dividends from Net Investment Income                                             --          --          --               --
Distributions from Capital Gains                                              (6.71)      (6.94)      (7.11)           (5.61)
                                                                          ---------    --------    --------        ---------
Total Distributions                                                           (6.71)      (6.94)      (7.11)           (5.61)
                                                                          ---------    --------    --------        ---------
Net Asset Value End of Period                                             $   33.40    $  45.85    $  38.25        $   35.43
                                                                          =========    ========    ========        =========
Total Return(D)                                                              (14.57)%     38.64%      29.60%           22.35%(B)
Net Assets End of Period (in thousands)                                   $  23,483    $  6,918    $  1,040        $     126
Ratio of Expenses to Average Net Assets                                        2.08%       2.11%       2.11%            2.21%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              2.08%       2.11%       2.11%            2.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                   (1.17)%     (1.69)%     (1.53)%          (1.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (1.17)%     (1.69)%     (1.53)%          (1.88)%(A)
Portfolio Turnover Rate                                                         140%        170%         76%              61%(A)

                                                                                         Year Ended December 31,
                                                                                        -------------------------
Enterprise Capital Appreciation Fund (Class Y)                                               2000         1999
--------------------------------------------------------------------------------------- ------------- -----------
Net Asset Value Beginning of Period                                                       $   47.14    $  38.79
                                                                                          ---------    --------
Net Investment Income (Loss)                                                                  (0.07)(F)   (0.28)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                        (5.52)      15.57
                                                                                          ---------    --------
Total from Investment Operations                                                              (5.59)      15.29
                                                                                          ---------    --------
Dividends from Net Investment Income                                                             --          --
Distributions from Capital Gains                                                              (6.71)      (6.94)
                                                                                          ---------    --------
Total Distributions                                                                           (6.71)      (6.94)
                                                                                          ---------    --------
Net Asset Value End of Period                                                             $   34.84    $  47.14
                                                                                          =========    ========
Total Return                                                                                 (13.77)%     40.04%
Net Assets End of Period (in thousands)                                                   $     532    $    428
Ratio of Expenses to Average Net Assets                                                        1.08%       1.07%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              1.08%       1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets                                   (0.19)%     (0.69)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (0.19)%     (0.69)%
Portfolio Turnover Rate                                                                         140%        170%

                                                                                          For the Period
                                                                                             5/14/98
Enterprise Capital Appreciation Fund (Class Y)                                           through 12/31/98
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   40.71
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.15)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          5.34
                                                                                           ---------
Total from Investment Operations                                                                5.19
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                               (7.11)
                                                                                           ---------
Total Distributions                                                                            (7.11)
                                                                                           ---------
Net Asset Value End of Period                                                              $   38.79
                                                                                           =========
Total Return                                                                                   14.08%(B)
Net Assets End of Period (in thousands)                                                    $     204
Ratio of Expenses to Average Net Assets                                                         1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.05%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (0.51)%(A)
Portfolio Turnover Rate                                                                           76%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                            Enterprise Equity Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
                                                                        --------------------------------------       5/1/97
Enterprise Equity Fund (Class A)                                            2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                                       $  7.26      $  6.47      $  5.96        $   5.00
                                                                          -------      -------      -------        --------
Net Investment Income (Loss)                                                (0.07)(F)    (0.01)(F)     0.03            0.01
Net Realized and Unrealized Gain (Loss) on Investments                      (0.26)        1.11         0.53            1.05
                                                                          -------      -------      -------        --------
Total from Investment Operations                                            (0.33)        1.10         0.56            1.06
                                                                          -------      -------      -------        --------
Dividends from Net Investment Income                                           --           --        (0.02)             --
Distributions from Capital Gains                                            (0.12)       (0.31)       (0.03)          (0.10)
                                                                          -------      -------      -------        --------
Total Distributions                                                         (0.12)       (0.31)       (0.05)          (0.10)
                                                                          -------      -------      -------        --------
Net Asset Value End of Period                                             $  6.81      $  7.26      $  6.47        $   5.96
                                                                          =======      =======      =======        ========
Total Return(C)                                                             (4.82)%      17.15%        9.38%          21.30%(B)
Net Assets End of Period (in thousands)                                   $54,319      $ 8,139      $ 6,741        $  3,196
Ratio of Expenses to Average Net Assets                                      1.60%        1.60%        1.60%           1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.79%        2.55%        2.73%           6.52%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.89)%      (0.11)%       0.59%           0.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (1.08)%      (1.06)%      (0.54)%         (4.66)%(A)
Portfolio Turnover Rate                                                        27%         176%          35%             69%(A)

                                                                               Year Ended December 31,           For the Period
                                                                        --------------------------------------       5/1/97
Enterprise Equity Fund (Class B)                                            2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                                       $  7.17      $  6.43      $  5.94        $   5.00
                                                                          -------      -------      -------        --------
Net Investment Income (Loss)                                                (0.11)(F)    (0.04)(F)       --              --
Net Realized and Unrealized Gain (Loss) on Investments                      (0.25)        1.09         0.53            1.04
                                                                          -------      -------      -------        --------
Total from Investment Operations                                            (0.36)        1.05         0.53            1.04
                                                                          -------      -------      -------        --------
Dividends from Net Investment Income                                           --           --        (0.01)             --
Distributions from Capital Gains                                            (0.12)       (0.31)       (0.03)          (0.10)
                                                                          -------      -------      -------        --------
Total Distributions                                                         (0.12)       (0.31)       (0.04)          (0.10)
                                                                          -------      -------      -------        --------
Net Asset Value End of Period                                             $  6.69      $  7.17      $  6.43        $   5.94
                                                                          =======      =======      =======        ========
Total Return(D)                                                             (5.30)%      16.49%        8.82%          20.80%(B)
Net Assets End of Period (in thousands)                                   $55,021      $11,431      $ 8,731        $  1,820
Ratio of Expenses to Average Net Assets                                      2.15%        2.15%        2.15%           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.35%        3.10%        3.29%           6.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 (1.44)%      (0.66)%       0.07%          (0.23)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (1.64)%      (1.61)%      (1.07)%         (4.29)%(A)
Portfolio Turnover Rate                                                        27%         176%          35%             69%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
154

--------------------------------------------------------------------------------
                     Enterprise Equity Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
                                                                        --------------------------------------       5/1/97
Enterprise Equity Fund (Class C)                                            2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- ------------ ------------ ------------ -----------------
Net Asset Value Beginning of Period                                       $  7.17      $  6.44      $  5.94        $   5.00
                                                                          -------      -------      -------        --------
Net Investment Income (Loss)                                                (0.10)(F)    (0.04)(F)     0.01              --
Net Realized and Unrealized Gain (Loss) on Investments                      (0.26)        1.08         0.53            1.04
                                                                          -------      -------      -------        --------
Total from Investment Operations                                            (0.36)        1.04         0.54            1.04
                                                                          -------      -------      -------        --------
Dividends from Net Investment Income                                           --           --        (0.01)             --
Distributions from Capital Gains                                            (0.12)       (0.31)       (0.03)          (0.10)
                                                                          -------      -------      -------        --------
Total Distributions                                                         (0.12)       (0.31)       (0.04)          (0.10)
                                                                          -------      -------      -------        --------
Net Asset Value End of Period                                             $  6.69      $  7.17      $  6.44        $   5.94
                                                                          =======      =======      =======        ========
Total Return(D)                                                             (5.30)%      16.30%        8.98%          20.89%(B)
Net Assets End of Period (in thousands)                                   $32,620      $ 2,144      $ 1,504        $    283
Ratio of Expenses to Average Net Assets                                      2.15%        2.15%        2.15%           2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.33%        3.09%        3.28%           6.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 (1.46)%      (0.64)%       0.09%          (0.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (1.64)%      (1.58)%      (1.03)%         (4.07)%(A)
Portfolio Turnover Rate                                                        27%         176%          35%             69%(A)

                                                                     Year Ended December 31,    For the Period
                                                                    -------------------------      10/14/98
Enterprise Equity Fund (Class Y)                                        2000         1999      through 12/31/98
------------------------------------------------------------------- ------------ ------------ -----------------
Net Asset Value Beginning of Period                                   $  7.26      $  6.43        $   5.86
                                                                      -------      -------        --------
Net Investment Income (Loss)                                            (0.03)(F)     0.01(F)         0.01
Net Realized and Unrealized Gain (Loss) on Investments                  (0.26)        1.13            0.63
                                                                      -------      -------        --------
Total from Investment Operations                                        (0.29)        1.14            0.64
                                                                      -------      -------        --------
Dividends from Net Investment Income                                       --           --           (0.04)
Distributions from Capital Gains                                        (0.12)       (0.31)          (0.03)
                                                                      -------      -------        --------
Total Distributions                                                     (0.12)       (0.31)          (0.07)
                                                                      -------      -------        --------
Net Asset Value End of Period                                         $  6.85      $  7.26        $   6.43
                                                                      =======      =======        ========
Total Return                                                            (4.26)%      17.89%          10.93%(B)
Net Assets End of Period (in thousands)                               $   376      $   161        $     57
Ratio of Expenses to Average Net Assets                                  1.15%        1.15%           1.13%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.37%        2.15%           2.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets             (0.43)%       0.21%           1.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                              (0.65)%      (0.79)%         (0.11)%(A)
Portfolio Turnover Rate                                                    27%         176%             35%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Large-Cap Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Large-Cap Fund (Class A)                                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                  ( 0.05)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                        ( 1.76)
                                                                                           ---------
Total from Investment Operations                                                              ( 1.81)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.19
                                                                                           =========
Total Return(C)                                                                               (18.10)%(B)
Net Assets End of Period (in thousands)                                                    $   8,641
Ratio of Expenses to Average Net Assets                                                         1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               5.37%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   ( 0.65)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         ( 4.42)%(A)
Portfolio Turnover Rate                                                                           21%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Large-Cap Fund (Class B)                                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.74)
                                                                                           ---------
Total from Investment Operations                                                               (1.82)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.18
                                                                                           =========
Total Return(D)                                                                               (18.20)%(B)
Net Assets End of Period (in thousands)                                                    $   2,281
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               5.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.19)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (4.96)%(A)
Portfolio Turnover Rate                                                                           21%(B)


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.
156

-------------------------------------------------------------------------------
                   Enterprise Large-Cap Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Large-Cap Fund (Class C)                                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.74)
                                                                                           ---------
Total from Investment Operations                                                               (1.82)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.18
                                                                                           =========
Total Return(D)                                                                               (18.20)%(B)
Net Assets End of Period (in thousands)                                                    $   1,801
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               5.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.21)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (4.98)%(A)
Portfolio Turnover Rate                                                                           21%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Large-Cap Fund (Class Y)                                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.02)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.78)
                                                                                           ---------
Total from Investment Operations                                                               (1.80)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.20
                                                                                           =========
Total Return                                                                                  (18.00)%(B)
Net Assets End of Period (in thousands)                                                    $      92
Ratio of Expenses to Average Net Assets                                                         1.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               4.92%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.24)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (4.01)%(A)
Portfolio Turnover Rate                                                                           21%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                            Enterprise Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                    -------------------------------
Enterprise Growth Fund (Class A)                                          2000            1999
------------------------------------------------------------------- --------------- ---------------
Net Asset Value Beginning of Period                                    $   24.55       $   21.07
                                                                       ---------       ---------
Net Investment Income (Loss)                                               (0.09)(F)       (0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments                     (1.88)           4.73
                                                                       ---------       ---------
Total from Investment Operations                                           (1.97)           4.61
                                                                       ---------       ---------
Dividends from Net Investment Income                                          --              --
Distributions from Capital Gains                                           (2.06)          (1.13)
                                                                       ---------       ---------
Total Distributions                                                        (2.06)          (1.13)
                                                                       ---------       ---------
Net Asset Value End of Period                                          $   20.52       $   24.55
                                                                       =========       =========
Total Return(C)                                                            (7.94)%         22.08%
Net Assets End of Period (in thousands)                               $1,029,590      $1,268,022
Ratio of Expenses to Average Net Assets                                     1.41%           1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.41%           1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets                (0.41)%         (0.51)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 (0.41)%         (0.51)%
Portfolio Turnover Rate                                                       65%             38%

                                                                             Year Ended December 31,
                                                                    -----------------------------------------
Enterprise Growth Fund (Class A)                                         1998          1997          1996
------------------------------------------------------------------- ------------- ------------- -------------
Net Asset Value Beginning of Period                                    $ 16.91       $ 13.10       $ 10.44
                                                                       -------       -------       -------
Net Investment Income (Loss)                                             (0.11)(F)     (0.07)        (0.04)
Net Realized and Unrealized Gain (Loss) on Investments                    5.31          4.23          3.44
                                                                       -------       -------       -------
Total from Investment Operations                                          5.20          4.16          3.40
                                                                       -------       -------       -------
Dividends from Net Investment Income                                        --            --            --
Distributions from Capital Gains                                         (1.04)        (0.35)        (0.74)
                                                                       -------       -------       -------
Total Distributions                                                      (1.04)        (0.35)        (0.74)
                                                                       -------       -------       -------
Net Asset Value End of Period                                          $ 21.07       $ 16.91       $ 13.10
                                                                       =======       =======       =======
Total Return(C)                                                          30.94%        31.76%        32.60%
Net Assets End of Period (in thousands)                               $827,567      $424,280      $196,752
Ratio of Expenses to Average Net Assets                                   1.48%         1.43%(E)      1.53%(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.48%         1.43%(E)      1.53%(E)
Ratio of Net Investment Income (Loss) to Average Net Assets              (0.58)%       (0.55)%       (0.39)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               (0.58)%       (0.55)%       (0.39)%
Portfolio Turnover Rate                                                     28%           22%           30%

                                                                      Year Ended December 31,
                                                                    ---------------------------
Enterprise Growth Fund (Class B)                                         2000          1999
------------------------------------------------------------------- ------------- -------------
Net Asset Value Beginning of Period                                    $ 23.84       $ 20.62
                                                                       -------       -------
Net Investment Income (Loss)                                             (0.21)(F)     (0.24)(F)
Net Realized and Unrealized Gain (Loss) on Investments                   (1.81)         4.59
                                                                       -------       -------
Total from Investment Operations                                         (2.02)         4.35
                                                                       -------       -------
Dividends from Net Investment Income                                        --            --
Distributions from Capital Gains                                         (2.06)        (1.13)
                                                                       -------       -------
Total Distributions                                                      (2.06)        (1.13)
                                                                       -------       -------
Net Asset Value End of Period                                          $ 19.76       $ 23.84
                                                                       =======       =======
Total Return(D)                                                          (8.40)%       21.30%
Net Assets End of Period (in thousands)                               $736,423      $811,706
Ratio of Expenses to Average Net Assets                                   1.96%         1.95%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         1.96%         1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets              (0.95)%       (1.06)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               (0.95)%       (1.06)%
Portfolio Turnover Rate                                                     65%           38%

                                                                            Year Ended December 31,
                                                                    ---------------------------------------
Enterprise Growth Fund (Class B)                                         1998          1997         1996
------------------------------------------------------------------- ------------- ------------- -----------
Net Asset Value Beginning of Period                                    $ 16.66       $ 12.97      $ 10.41
                                                                       -------       -------      -------
Net Investment Income (Loss)                                             (0.21)(F)     (0.11)       (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                    5.21          4.15         3.36
                                                                       -------       -------      -------
Total from Investment Operations                                          5.00          4.04         3.30
                                                                       -------       -------      -------
Dividends from Net Investment Income                                        --            --           --
Distributions from Capital Gains                                         (1.04)        (0.35)       (0.74)
                                                                       -------       -------      -------
Total Distributions                                                      (1.04)        (0.35)       (0.74)
                                                                       -------       -------      -------
Net Asset Value End of Period                                          $ 20.62       $ 16.66      $ 12.97
                                                                       =======       =======      =======
Total Return(D)                                                          30.20%        31.15%       31.73%
Net Assets End of Period (in thousands)                               $446,473      $166,932      $36,483
Ratio of Expenses to Average Net Assets                                   2.03%         1.98%(E)     2.10%(E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.03%         1.98%(E)     2.10%(E)
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.13)%       (1.10)%      (0.96)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               (1.13)%       (1.10)%      (0.96)%
Portfolio Turnover Rate                                                     28%           22%          30%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
158

--------------------------------------------------------------------------------
                     Enterprise Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
                                                                        -----------------------------------------
Enterprise Growth Fund (Class C)                                             2000          1999          1998
----------------------------------------------------------------------- ------------- ------------- -------------
Net Asset Value Beginning of Period                                        $ 24.14       $ 20.87       $ 16.85
                                                                           -------       -------       -------
Net Investment Income (Loss)                                                 (0.21)(F)     (0.24)(F)     (0.21)(F)
Net Realized and Unrealized Gain (Loss) on Investments                       (1.83)         4.64          5.27
                                                                           -------       -------       -------
Total from Investment Operations                                             (2.04)         4.40          5.06
                                                                           -------       -------       -------
Dividends from Net Investment Income                                            --            --            --
Distributions from Capital Gains                                             (2.06)        (1.13)        (1.04)
                                                                           -------       -------       -------
Total Distributions                                                          (2.06)        (1.13)        (1.04)
                                                                           -------       -------       -------
Net Asset Value End of Period                                              $ 20.04       $ 24.14       $ 20.87
                                                                           =======       =======       =======
Total Return(D)                                                             (8.38)%       21.28%        30.22%
Net Assets End of Period (in thousands)                                   $253,834      $294,683      $133,194
Ratio of Expenses to Average Net Assets                                       1.96%         1.95%         2.04%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             1.96%         1.95%         2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets                  (0.96)%       (1.07)%       (1.13)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (0.96)%       (1.07)%       (1.13)%
Portfolio Turnover Rate                                                         65%           38%           28%

                                                                          For the Period
                                                                              5/1/97
Enterprise Growth Fund (Class C)                                         through 12/31/97
----------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                        $   14.11
                                                                           ---------
Net Investment Income (Loss)                                                   (0.06)
Net Realized and Unrealized Gain (Loss) on Investments                          3.15
                                                                           ---------
Total from Investment Operations                                                3.09
                                                                           ---------
Dividends from Net Investment Income                                              --
Distributions from Capital Gains                                               (0.35)
                                                                           ---------
Total Distributions                                                            (0.35)
                                                                           ---------
Net Asset Value End of Period                                              $   16.85
                                                                           =========
Total Return(D)                                                                21.91%(B)
Net Assets End of Period (in thousands)                                    $  26,601
Ratio of Expenses to Average Net Assets                                         1.97%(A,E)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)               1.97%(A,E)
Ratio of Net Investment Income (Loss) to Average Net Assets                    (1.10)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                (1.10)%(A)
Portfolio Turnover Rate                                                           22%(A)

                                                                           Year Ended December 31,
                                                              --------------------------------------------------
Enterprise Growth Fund (Class Y)                                  2000        1999         1998         1997
------------------------------------------------------------- ----------- ------------ ------------ ------------
Net Asset Value Beginning of Period                             $ 25.06     $ 21.41      $ 17.02      $ 13.12
                                                                -------     -------      -------      -------
Net Investment Income (Loss)                                       0.01(F)    (0.02)(F)    (0.02)(F)    (0.02)
Net Realized and Unrealized Gain (Loss) on Investments            (1.91)       4.80         5.45         4.27
                                                                -------     -------      -------      -------
Total from Investment Operations                                  (1.90)       4.78         5.43         4.25
                                                                -------     -------      -------      -------
Dividends from Net Investment Income                                 --          --           --           --
Distributions from Capital Gains                                  (2.06)      (1.13)       (1.04)       (0.35)
                                                                -------     -------      -------      -------
Total Distributions                                               (2.06)      (1.13)       (1.04)       (0.35)
                                                                -------     -------      -------      -------
Net Asset Value End of Period                                   $ 21.10     $ 25.06      $ 21.41      $ 17.02
                                                                =======     =======      =======      =======
Total Return                                                      (7.49)%     22.52%       32.09%       32.40%
Net Assets End of Period (in thousands)                         $66,749     $86,826      $60,640      $44,596
Ratio of Expenses to Average Net Assets                            0.96%       0.95%        1.03%        0.97%(E)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    0.96%       0.95%        1.03%        0.97%(E)
Ratio of Net Investment Income (Loss) to Average Net Assets        0.03%      (0.07)%      (0.13)%      (0.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         0.03%      (0.07)%      (0.13)%      (0.10)%
Portfolio Turnover Rate                                              65%         38%          28%          22%

                                                                For the Period
                                                                    8/8/96
Enterprise Growth Fund (Class Y)                               through 12/31/96
------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                              $   11.96
                                                                 ---------
Net Investment Income (Loss)                                            --
Net Realized and Unrealized Gain (Loss) on Investments                1.90
                                                                 ---------
Total from Investment Operations                                      1.90
                                                                 ---------
Dividends from Net Investment Income                                    --
Distributions from Capital Gains                                     (0.74)
                                                                 ---------
Total Distributions                                                  (0.74)
                                                                 ---------
Net Asset Value End of Period                                    $   13.12
                                                                 =========
Total Return                                                         15.91%(B)
Net Assets End of Period (in thousands)                          $   2,339
Ratio of Expenses to Average Net Assets                               1.10%(A,E)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.10%(A,E)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.04%(A)
Portfolio Turnover Rate                                                 30%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                       Enterprise Growth and Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                                              -----------------------------------
Enterprise Growth and Income Fund (Class A)                       2000        1999        1998
------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                             $ 38.57     $ 29.01     $ 25.19
                                                                -------     -------     -------
Net Investment Income (Loss)                                       0.06(F)     0.00(F,G)   0.14
Net Realized and Unrealized Gain (Loss) on Investments            (0.08)       9.57        4.00
                                                                -------    --------     -------
Total from Investment Operations                                  (0.02)       9.57        4.14
                                                                -------    --------     -------
Dividends from Net Investment Income                                 --          --       (0.09)
Distributions from Capital Gains                                     --       (0.01)      (0.23)
                                                                -------    --------     -------
Total Distributions                                                  --       (0.01)      (0.32)
                                                                -------    --------     -------
Net Asset Value End of Period                                   $ 38.55     $ 38.57     $ 29.01
                                                                =======    ========     =======
Total Return(C)                                                   (0.05)%     32.97%      16.50%
Net Assets End of Period (in thousands)                         $94,885     $65,759     $16,664
Ratio of Expenses to Average Net Assets                            1.50%       1.50%       1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    1.54%       1.64%       1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets        0.15%       0.00%       0.41%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         0.11%      (0.15)%     (0.03)%
Portfolio Turnover Rate                                              10%          3%          5%

                                                                For the Period   For the Period
                                                                   10/1/97           7/17/97
Enterprise Growth and Income Fund (Class A)                    through 12/31/97  through 9/30/97
------------------------------------------------------------- ----------------- ----------------
Net Asset Value Beginning of Period                              $   25.71         $   25.05
                                                                 ---------         ---------
Net Investment Income (Loss)                                          0.01              0.00(G)
Net Realized and Unrealized Gain (Loss) on Investments                0.04              0.66
                                                                 ---------         ---------
Total from Investment Operations                                      0.05              0.66
                                                                 ---------         ---------
Dividends from Net Investment Income                                 (0.11)               --
Distributions from Capital Gains                                     (0.46)               --
                                                                 ---------         ---------
Total Distributions                                                  (0.57)               --
                                                                 ---------         ---------
Net Asset Value End of Period                                    $   25.19         $   25.71
                                                                 =========         =========
Total Return(C)                                                       0.20%(B)          2.63%(B)
Net Assets End of Period (in thousands)                          $   4,032         $   1,109
Ratio of Expenses to Average Net Assets                               1.50%(A)          1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.11%(A)          4.47%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.56%(A)          0.07%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (0.04)%(A)        (2.90)%(A)
Portfolio Turnover Rate                                                  1%(A)            16%(A)

                                                                      Year Ended December 31,
                                                              ---------------------------------------
Enterprise Growth and Income Fund (Class B)                        2000         1999         1998
------------------------------------------------------------- ------------- ------------ ------------
Net Asset Value Beginning of Period                              $ 38.20      $ 28.90      $ 25.15
                                                                 -------      -------      -------
Net Investment Income (Loss)                                       (0.16)(F)    (0.18)(F)     0.05
Net Realized and Unrealized Gain (Loss) on Investments             (0.05)        9.49         3.95
                                                                 -------      -------      -------
Total from Investment Operations                                  ( 0.21)        9.31         4.00
                                                                 -------      -------      -------
Dividends from Net Investment Income                                  --           --        (0.02)
Distributions from Capital Gains                                      --        (0.01)       (0.23)
                                                                 -------      -------      -------
Total Distributions                                                   --        (0.01)      ( 0.25)
                                                                 -------      -------      -------
Net Asset Value End of Period                                    $ 37.99      $ 38.20      $ 28.90
                                                                 =======      =======      =======
Total Return(D)                                                    (0.55)%      32.20%       15.95%
Net Assets End of Period (in thousands)                         $124,127      $74,597      $21,891
Ratio of Expenses to Average Net Assets                             2.05%        2.05%        2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                     2.09%        2.19%        2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets        (0.40)%      (0.56)%      (0.17)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         (0.44)%      (0.70)%      (0.60)%
Portfolio Turnover Rate                                               10%           3%           5%

                                                                For the Period   For the Period
                                                                   10/1/97           7/17/97
Enterprise Growth and Income Fund (Class B)                    through 12/31/97  through 9/30/97
------------------------------------------------------------- ----------------- ----------------
Net Asset Value Beginning of Period                              $   25.68         $   25.05
                                                                 ---------         ---------
Net Investment Income (Loss)                                         (0.01)            (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                0.03              0.64
                                                                 ---------         ---------
Total from Investment Operations                                      0.02              0.63
                                                                 ---------         ---------
Dividends from Net Investment Income                                 (0.09)               --
Distributions from Capital Gains                                     (0.46)               --
                                                                 ---------         ---------
Total Distributions                                                  (0.55)               --
                                                                 ---------         ---------
Net Asset Value End of Period                                    $   25.15         $   25.68
                                                                 =========         =========
Total Return(D)                                                       0.07%(B)          2.51%(B)
Net Assets End of Period (in thousands)                          $   3,257         $     992
Ratio of Expenses to Average Net Assets                               2.05%(A)          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.66%(A)          4.59%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.02)%(A)        (0.34)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (0.63)%(A)        (2.87)%(A)
Portfolio Turnover Rate                                                  1%(A)            16%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
160

--------------------------------------------------------------------------------
               Enterprise Growth and Income Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                     Year Ended December 31,
                                                              -------------------------------------
Enterprise Growth and Income Fund (Class C)                       2000         1999         1998
------------------------------------------------------------- ------------ ------------ -----------
Net Asset Value Beginning of Period                             $ 38.24      $ 28.91     $  25.15
                                                                -------      -------     --------
Net Investment Income (Loss)                                      (0.16)(F)    (0.19)(F)     0.06
Net Realized and Unrealized Gain (Loss) on Investments            (0.05)        9.53         3.94
                                                                -------      -------     --------
Total from Investment Operations                                  (0.21)        9.34         4.00
                                                                -------      -------     --------
Dividends from Net Investment Income                                 --           --        (0.01)
Distributions from Capital Gains                                     --        (0.01)       (0.23)
                                                                -------      -------     --------
Total Distributions                                                  --        (0.01)       (0.24)
                                                                -------      -------     --------
Net Asset Value End of Period                                   $ 38.03      $ 38.24     $  28.91
                                                                =======      =======     ========
Total Return(D)                                                   (0.55)%      32.29%       15.95%
Net Assets End of Period (in thousands)                         $22,239      $13,710     $  4,654
Ratio of Expenses to Average Net Assets                            2.05%        2.05%        2.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    2.09%        2.20%        2.49%
Ratio of Net Investment Income (Loss) to Average Net Assets       (0.40)%      (0.58)%      (0.16)%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                        (0.43)%      (0.72)%      (0.60)%
Portfolio Turnover Rate                                              10%           3%           5%

                                                                For the Period   For the Period
                                                                   10/1/97           7/17/97
Enterprise Growth and Income Fund (Class C)                    through 12/31/97  through 9/30/97
------------------------------------------------------------- ----------------- ----------------
Net Asset Value Beginning of Period                              $   25.68         $   25.05
                                                                 ---------         ---------
Net Investment Income (Loss)                                         (0.02)            (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                0.05              0.64
                                                                 ---------         ---------
Total from Investment Operations                                      0.03              0.63
                                                                 ---------         ---------
Dividends from Net Investment Income                                 (0.10)               --
Distributions from Capital Gains                                     (0.46)               --
                                                                 ---------         ---------
Total Distributions                                                  (0.56)               --
                                                                 ---------         ---------
Net Asset Value End of Period                                    $   25.15         $   25.68
                                                                 =========         =========
Total Return(D)                                                       0.10%(B)          2.51%(B)
Net Assets End of Period (in thousands)                          $     561         $      99
Ratio of Expenses to Average Net Assets                               2.05%(A)          2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       2.64%(A)          4.60%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets           0.03%(A)         (0.39)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                           (0.56)%(A)        (2.94)%(A)
Portfolio Turnover Rate                                                  1%(A)            16%(A)

                                                                    Year Ended December 31,
                                                              -----------------------------------
Enterprise Growth and Income Fund (Class Y)                       2000        1999        1998
------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                             $ 38.91     $ 29.13     $ 25.24
                                                                -------     -------     -------
Net Investment Income (Loss)                                     0.23(F)      0.14(F)     0.29
Net Realized and Unrealized Gain (Loss) on Investments            (0.06)      9.65        4.00
                                                                -------     -------     -------
Total from Investment Operations                                  0.17        9.79        4.29
                                                                -------     -------     -------
Dividends from Net Investment Income                                 --          --       (0.17)
Distributions from Capital Gains                                     --       (0.01)      (0.23)
                                                                -------     -------     -------
Total Distributions                                                  --       (0.01)      (0.40)
                                                                -------     -------     -------
Net Asset Value End of Period                                   $ 39.08     $ 38.91     $ 29.13
                                                                =======     =======     =======
Total Return                                                       0.44%      33.59%      17.08%
Net Assets End of Period
 (in thousands)                                                 $16,892     $17,116     $18,310
Ratio of Expenses to Average Net Assets                            1.05%       1.05%       1.05%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                    1.09%       1.18%       1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets        0.58%       0.41%       0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                         0.54%       0.29%       0.45%
Portfolio Turnover Rate                                              10%          3%          5%

                                                                For the Period       Year        Year
                                                                    10/1/97         Ended       Ended
Enterprise Growth and Income Fund (Class Y)                    through 12/31/97    9/30/97     9/30/96
------------------------------------------------------------- ------------------ ----------- -----------
Net Asset Value Beginning of Period                                $ 25.73         $ 20.11    $ 16.69
                                                                   -------         -------    -------
Net Investment Income (Loss)                                          0.06            0.35       0.21
Net Realized and Unrealized Gain (Loss) on Investments                0.02            6.18       3.45
                                                                   -------         -------    -------
Total from Investment Operations                                      0.08            6.53       3.66
                                                                   -------         -------    -------
Dividends from Net Investment Income                                 (0.11)          (0.20)      (0.24)
Distributions from Capital Gains                                     (0.46)          (0.71)         --
                                                                   -------         -------    --------
Total Distributions                                                  (0.57)          (0.91)      (0.24)
                                                                   -------         -------    --------
Net Asset Value End of Period                                      $ 25.24         $ 25.73    $ 20.11
                                                                   =======         =======    ========
Total Return                                                          0.31%(B)       33.55%      22.21%
Net Assets End of Period
 (in thousands)                                                    $15,542         $15,428    $  8,865
Ratio of Expenses to Average Net Assets                               1.05%(A)        0.99%       0.97%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                                       1.68%(A)        2.20%       2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets           0.96%(A)        0.88%       1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                            0.33%(A)       (0.33)%      0.15%
Portfolio Turnover Rate                                                  1%(A)          16%         18%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                         Enterprise Equity Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                        ------------------------
Enterprise Equity Income Fund (Class A)                                     2000        1999
----------------------------------------------------------------------- ----------- ------------
Net Asset Value Beginning of Period                                       $ 27.48     $ 26.89
                                                                           -------     -------
Net Investment Income (Loss)                                                 0.22(F)     0.22(F)
Net Realized and Unrealized Gain (Loss) on Investments                       1.10        1.69
                                                                           -------     -------
Total from Investment Operations                                             1.32        1.91
                                                                           -------     -------
Dividends from Net Investment Income                                        (0.22)       (0.20)
Distributions from Capital Gains                                            (2.86)       (1.12)
                                                                          -------     --------
Total Distributions                                                         (3.08)       (1.32)
                                                                          -------     --------
Net Asset Value End of Period                                             $ 25.72      $ 27.48
                                                                          =======     ========
Total Return(C)                                                              5.44%        7.20%
Net Assets End of Period (in thousands)                                   $95,009     $111,395
Ratio of Expenses to Average Net Assets                                      1.50%        1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.52%        1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.83%        0.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.81%        0.74%
Portfolio Turnover Rate                                                        33%          32%

                                                                              Year Ended December 31,
                                                                        ------------------------------------
Enterprise Equity Income Fund (Class A)                                     1998         1997        1996
----------------------------------------------------------------------- ------------ ----------- -----------
Net Asset Value Beginning of Period                                       $ 26.42      $ 22.44     $ 20.73
                                                                          -------      -------     -------
Net Investment Income (Loss)                                                 0.36        0.17        0.41
Net Realized and Unrealized Gain (Loss) on Investments                       2.52        5.95        3.27
                                                                          -------      -------     -------
Total from Investment Operations                                             2.88        6.12        3.68
                                                                          -------      -------     -------
Dividends from Net Investment Income                                        (0.35)      (0.15)      (0.40)
Distributions from Capital Gains                                            (2.06)      (1.99)      (1.57)
                                                                          --------     -------     -------
Total Distributions                                                         (2.41)      (2.14)      (1.97)
                                                                          --------     -------     -------
Net Asset Value End of Period                                             $ 26.89     $ 26.42     $ 22.44
                                                                          ========     =======     =======
Total Return(C)                                                              11.13%      28.08%      17.86%
Net Assets End of Period (in thousands)                                   $111,275     $97,932     $72,647
Ratio of Expenses to Average Net Assets                                       1.50%       1.50%       1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             1.58%       1.62%       1.68%
Ratio of Net Investment Income (Loss) to Average Net Assets                   1.32%       1.35%       1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               1.25%       1.23%       1.69%
Portfolio Turnover Rate                                                         31%         33%         33%

                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise Equity Income Fund (Class B)                                     2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 27.10     $ 26.57
                                                                          -------     -------
Net Investment Income (Loss)                                                 0.07(F)     0.06(F)
Net Realized and Unrealized Gain (Loss) on Investments                       1.09        1.65
                                                                          -------     -------
Total from Investment Operations                                             1.16        1.71
                                                                          -------     -------
Dividends from Net Investment Income                                        (0.08)      (0.06)
Distributions from Capital Gains                                            (2.86)      (1.12)
                                                                          -------     -------
Total Distributions                                                         (2.94)      (1.18)
                                                                          -------     -------
Net Asset Value End of Period                                             $ 25.32     $ 27.10
                                                                          =======     =======
Total Return(D)                                                              4.88%       6.55%
Net Assets End of Period (in thousands)                                   $40,221     $44,574
Ratio of Expenses to Average Net Assets                                      2.05%       2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.07%       2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.28%       0.20%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.26%       0.18%
Portfolio Turnover Rate                                                        33%         32%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise Equity Income Fund (Class B)                                     1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 26.17     $ 22.30     $ 20.67
                                                                          -------     -------    -------
Net Investment Income (Loss)                                                0.20        0.12        0.24
Net Realized and Unrealized Gain (Loss) on Investments                      2.49        5.83        3.30
                                                                          -------     -------    -------
Total from Investment Operations                                            2.69        5.95        3.54
                                                                          -------     -------    -------
Dividends from Net Investment Income                                       (0.23)      (0.09)      (0.34)
Distributions from Capital Gains                                           (2.06)      (1.99)      (1.57)
                                                                          -------     -------    --------
Total Distributions                                                        (2.29)      (2.08)      (1.91)
                                                                          -------     -------    --------
Net Asset Value End of Period                                             $ 26.57     $ 26.17    $ 22.30
                                                                          =======     =======    ========
Total Return(D)                                                             10.49%      27.35%      17.22%
Net Assets End of Period (in thousands)                                   $33,807     $19,055    $  5,615
Ratio of Expenses to Average Net Assets                                      2.05%       2.05%       2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.13%       2.17%       2.23%
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.78%       0.77%       1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.71%       0.65%       1.14%
Portfolio Turnover Rate                                                        31%         33%         33%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
162

--------------------------------------------------------------------------------
                 Enterprise Equity Income Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,        For the Period From
                                                                        -----------------------------------        5/1/97
Enterprise Equity Income Fund (Class C)                                     2000        1999        1998      through 12/31/97
----------------------------------------------------------------------- ----------- ----------- ----------- --------------------
Net Asset Value Beginning of Period                                      $ 27.26     $ 26.70     $ 26.31          $ 24.26
                                                                         -------     -------     -------          -------
Net Investment Income (Loss)                                                0.07(F)     0.06(F)     0.21             0.04
Net Realized and Unrealized Gain (Loss) on Investments                      1.10        1.69        2.49             4.14
                                                                         -------     -------     -------          -------
Total from Investment Operations                                            1.17        1.75        2.70             4.18
                                                                         -------     -------     -------          -------
Dividends from Net Investment Income                                        (0.08)      (0.07)      (0.25)          (0.14)
Distributions from Capital Gains                                            (2.86)      (1.12)      (2.06)          (1.99)
                                                                         --------    --------    --------         -------
Total Distributions                                                         (2.94)      (1.19)      (2.31)          (2.13)
                                                                         --------    --------    --------         -------
Net Asset Value End of Period                                            $ 25.49     $ 27.26     $ 26.70          $ 26.31
                                                                         ========    ========    ========         =======
Total Return(D)                                                              4.89%       6.64%      10.47%          18.21%(B)
Net Assets End of Period (in thousands)                                  $  8,391    $  9,338    $  5,639         $ 1,857
Ratio of Expenses to Average Net Assets                                      2.05%       2.05%       2.05%           2.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.07%       2.07%       2.13%           2.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.28%       0.20%       0.81%           0.69%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.26%       0.18%       0.73%           0.54%(A)
Portfolio Turnover Rate                                                        33%         32%         31%             33%(A)

                                                                                        Year Ended December 31,   For the Period
                                                                                        -----------------------      1/22/98
Enterprise Equity Income Fund (Class Y)                                                     2000        1999     through 12/31/98
--------------------------------------------------------------------------------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                                      $ 27.46     $ 26.87         $ 26.25
                                                                                         -------     -------         -------
Net Investment Income (Loss)                                                                0.33(F)     0.34(F)         0.47
Net Realized and Unrealized Gain (Loss) on Investments                                      1.11        1.70            2.69
                                                                                         -------     -------         -------
Total from Investment Operations                                                            1.44        2.04            3.16
                                                                                         -------     -------         -------
Dividends from Net Investment Income                                                       (0.34)      (0.33)         (0.48)
Distributions from Capital Gains                                                           (2.86)      (1.12)         (2.06)
                                                                                         --------    --------        -------
Total Distributions                                                                        (3.20)      (1.45)         (2.54)
                                                                                         --------    --------        -------
Net Asset Value End of Period                                                            $ 25.70     $ 27.46         $ 26.87
                                                                                         ========    ========        =======
Total Return                                                                                5.94%       7.69%         12.26%(B)
Net Assets End of Period (in thousands)                                                 $    125    $    153        $   112
Ratio of Expenses to Average Net Assets                                                     1.05%       1.05%          1.05%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                           1.07%       1.07%          1.13%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                 1.28%       1.20%          1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)       1.26%       1.18%          1.72%(A)
Portfolio Turnover Rate                                                                       33%         32%            31%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                       Enterprise Worldwide Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Worldwide Growth Fund (Class A)                                               through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.00)
                                                                                           ---------
Total from Investment Operations                                                               (1.08)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.92
                                                                                           =========
Total Return(C)                                                                               (10.80)%(B)
Net Assets End of Period (in thousands)                                                    $   4,919
Ratio of Expenses to Average Net Assets                                                         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               8.88%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.88)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (7.90)%(A)
Portfolio Turnover Rate                                                                           19%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Worldwide Growth Fund (Class B)                                               through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.10)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.99)
                                                                                           ---------
Total from Investment Operations                                                               (1.09)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.91
                                                                                           =========
Total Return(D)                                                                               (10.90)%(B)
Net Assets End of Period (in thousands)                                                    $     842
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               9.43%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.43)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (8.45)%(A)
Portfolio Turnover Rate                                                                           19%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
164

-------------------------------------------------------------------------------
                Enterprise Worldwide Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Worldwide Growth Fund (Class C)                                               through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.10)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.99)
                                                                                           ---------
Total from Investment Operations                                                               (1.09)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.91
                                                                                           =========
Total Return(D)                                                                               (10.90)%(B)
Net Assets End of Period (in thousands)                                                    $   1,662
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               9.43%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.43)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (8.45)%(A)
Portfolio Turnover Rate                                                                           19%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Worldwide Growth Fund (Class Y)                                               through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.03)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (1.05)
                                                                                           ---------
Total from Investment Operations                                                               (1.08)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    8.92
                                                                                           =========
Total Return                                                                                  (10.80)%(B)
Net Assets End of Period (in thousands)                                                    $      99
Ratio of Expenses to Average Net Assets                                                         1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               8.43%9A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.43)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (7.45)%(A)
Portfolio Turnover Rate                                                                           19%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise International Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                                        --------------------------
Enterprise International Growth Fund (Class A)                               2000         1999
----------------------------------------------------------------------- ------------- ------------
Net Asset Value Beginning of Period                                       $   23.81     $ 18.89
                                                                          ---------     -------
Net Investment Income (Loss)                                                  (0.16)(F)   (0.11)(F)
Net Realized and Unrealized Gain (Loss) on Investments                        (4.53)       7.37
                                                                          ---------     -------
Total from Investment Operations                                              (4.69)       7.26
                                                                          ---------     -------
Dividends from Net Investment Income                                             --       (0.16)
Distributions from Capital Gains                                              (0.77)      (2.18)
                                                                          ---------     -------
Total Distributions                                                           (0.77)      (2.34)
                                                                          ---------     -------
Net Asset Value End of Period                                             $   18.35     $ 23.81
                                                                          =========     =======
Total Return(C)                                                              (19.75)%     39.76%
Net Assets End of Period (in thousands)                                   $  49,770     $55,426
Ratio of Expenses to Average Net Assets                                        1.85%       1.94%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              1.85%       1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.76)%     (0.53)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (0.76)%     (0.53)%
Portfolio Turnover Rate                                                          66%        131%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise International Growth Fund (Class A)                              1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 16.71     $ 17.10     $ 16.08
                                                                          -------     -------     -------
Net Investment Income (Loss)                                                0.06        0.08        0.10
Net Realized and Unrealized Gain (Loss) on Investments                      2.32        0.73        1.88
                                                                          -------     -------     -------
Total from Investment Operations                                            2.38        0.81        1.98
                                                                          -------     -------     -------
Dividends from Net Investment Income                                        (0.05)      (0.07)      (0.09)
Distributions from Capital Gains                                            (0.15)      (1.13)      (0.87)
                                                                          -------     -------     -------
Total Distributions                                                         (0.20)      (1.20)      (0.96)
                                                                          -------     -------     -------
Net Asset Value End of Period                                             $ 18.89     $ 16.71     $ 17.10
                                                                          =======     =======     =======
Total Return(C)                                                             14.28%       4.75%      12.32%
Net Assets End of Period (in thousands)                                   $41,458     $38,020     $34,837
Ratio of Expenses to Average Net Assets                                      2.00%       2.00%       2.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.11%       2.11%       2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.30%       0.50%       0.61%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.19%       0.39%       0.42%
Portfolio Turnover Rate                                                        52%         27%         24%

                                                                         Year Ended December 31,
                                                                        --------------------------
Enterprise International Growth Fund (Class B)                               2000         1999
----------------------------------------------------------------------- ------------- ------------
Net Asset Value Beginning of Period                                       $   23.40     $ 18.62
                                                                          ---------     -------
Net Investment Income (Loss)                                                  (0.27)(F)   (0.21)(F)
Net Realized and Unrealized Gain (Loss) on Investments                        (4.47)       7.23
                                                                          ---------     -------
Total from Investment Operations                                              (4.74)       7.02
                                                                          ---------     -------
Dividends from Net Investment Income                                             --       (0.06)
Distributions from Capital Gains                                              (0.77)      (2.18)
                                                                          ---------     -------
Total Distributions                                                           (0.77)      (2.24)
                                                                          ---------     -------
Net Asset Value End of Period                                             $   17.89     $ 23.40
                                                                          =========     =======
Total Return(D)                                                              (20.32)%     39.02%
Net Assets End of Period (in thousands)                                   $  26,569     $23,475
Ratio of Expenses to Average Net Assets                                        2.40%       2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              2.40%       2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets                   (1.32)%     (1.10)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                               (1.32)%     (1.10)%
Portfolio Turnover Rate                                                          66%        131%

                                                                              Year Ended December 31,
                                                                        ------------------------------------
Enterprise International Growth Fund (Class B)                              1998         1997        1996
----------------------------------------------------------------------- ------------ ----------- -----------
Net Asset Value Beginning of Period                                       $ 16.53     $  16.97    $  16.02
                                                                          -------     --------    --------
Net Investment Income (Loss)                                                (0.04)        0.01        0.01
Net Realized and Unrealized Gain (Loss) on Investments                       2.28         0.69        1.87
                                                                          -------     --------    --------
Total from Investment Operations                                             2.24         0.70        1.88
                                                                          -------     --------    --------
Dividends from Net Investment Income                                           --        (0.01)      (0.06)
Distributions from Capital Gains                                            (0.15)       (1.13)      (0.87)
                                                                          -------     --------    --------
Total Distributions                                                         (0.15)       (1.14)      (0.93)
                                                                          -------     --------    --------
Net Asset Value End of Period                                             $ 18.62     $  16.53    $  16.97
                                                                          =======     ========    ========
Total Return(D)                                                             13.57%        4.17%      11.72%
Net Assets End of Period (in thousands)                                   $16,008     $  9,878    $  4,276
Ratio of Expenses to Average Net Assets                                      2.55%        2.55%       2.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.66%        2.67%       2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets                 (0.28)%      (0.06)%      0.09%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (0.39)%      (0.18)%     (0.11)%
Portfolio Turnover Rate                                                        52%          27%         24%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
166

--------------------------------------------------------------------------------
              Enterprise International Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,          For the Period
                                                                        -------------------------------------       5/1/97
Enterprise International Growth Fund (Class C)                               2000         1999        1998     through 12/31/97
----------------------------------------------------------------------- ------------- ----------- ----------- -----------------
Net Asset Value Beginning of Period                                       $  23.59      $ 18.77     $ 16.66       $  17.51
                                                                          --------      -------     -------       --------
Net Investment Income (Loss)                                                 (0.27)(F)    (0.22)(F)   (0.04)         (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                       (4.51)        7.29        2.31           0.39
                                                                          --------      -------     -------       --------
Total from Investment Operations                                             (4.78)        7.07        2.27           0.36
                                                                          --------      -------     -------       --------
Dividends from Net Investment Income                                            --        (0.07)      (0.01)         (0.08)
Distributions from Capital Gains                                             (0.77)       (2.18)      (0.15)         (1.13)
                                                                          --------      -------     -------       --------
Total Distributions                                                          (0.77)       (2.25)      (0.16)         (1.21)
                                                                          --------      -------     -------       --------
Net Asset Value End of Period                                             $  18.04      $ 23.59     $ 18.77       $  16.66
                                                                          ========      =======     =======       ========
Total Return(D)                                                             (20.33)%      38.95%      13.64%          2.07%(B)
Net Assets End of Period (in thousands)                                   $  7,750      $ 5,771     $ 3,498       $  1,113
Ratio of Expenses to Average Net Assets                                       2.40%        2.48%       2.55%          2.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)             2.40%        2.48%       2.67%          2.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  (1.32)%      (1.12)%     (0.35)%        (0.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              (1.32)%      (1.12)%     (0.47)%        (0.71)%(A)
Portfolio Turnover Rate                                                         66%         131%         52%            27%(A)

                                                                         Year Ended December 31,
                                                                        --------------------------
Enterprise International Growth Fund (Class Y)                               2000         1999
----------------------------------------------------------------------- ------------- ------------
Net Asset Value Beginning of Period                                       $   23.82     $ 18.88
                                                                          ---------     -------
Net Investment Income (Loss)                                                  (0.06)(F)   (0.03)(F)
Net Realized and Unrealized Gain (Loss) on Investments                        (4.58)       7.40
                                                                          ---------     -------
Total from Investment Operations                                              (4.64)       7.37
                                                                          ---------     -------
Dividends from Net Investment Income                                             --       (0.25)
Distributions from Capital Gains                                              (0.77)      (2.18)
                                                                          ---------     -------
Total Distributions                                                           (0.77)      (2.43)
                                                                          ---------     -------
Net Asset Value End of Period                                             $   18.41     $ 23.82
                                                                          =========     =======
Total Return                                                                 (19.53)%     40.39%
Net Assets End of Period (in thousands)                                   $  20,515     $20,738
Ratio of Expenses to Average Net Assets                                        1.39%       1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)              1.39%       1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets                    0.30%      (0.14)%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                0.30%      (0.14)%
Portfolio Turnover Rate                                                          66%        131%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise International Growth Fund (Class Y)                              1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 16.71     $ 17.10    $ 16.07
                                                                          -------     -------    -------
Net Investment Income (Loss)                                                 0.14        0.17       0.14
Net Realized and Unrealized Gain (Loss) on Investments                       2.32        0.72       1.92
                                                                          -------     -------    -------
Total from Investment Operations                                             2.46        0.89       2.06
                                                                          -------     -------    -------
Dividends from Net Investment Income                                        (0.14)      (0.15)     (0.16)
Distributions from Capital Gains                                            (0.15)      (1.13)     (0.87)
                                                                          -------     -------    --------
Total Distributions                                                         (0.29)      (1.28)     (1.03)
                                                                          -------     -------    --------
Net Asset Value End of Period                                             $ 18.88     $ 16.71    $ 17.10
                                                                          =======     =======    ========
Total Return                                                                14.73%       5.21%     12.86%
Net Assets End of Period (in thousands)                                   $13,379     $10,986    $ 8,828
Ratio of Expenses to Average Net Assets                                      1.55%       1.55%      1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.66%       1.66%      1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.75%       0.95%      1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.64%       0.84%      0.84%
Portfolio Turnover Rate                                                        52%         27%        24%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                   Enterprise International Core Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise International Core Growth Fund (Class A)                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.08)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.11)
                                                                                           ---------
Total from Investment Operations                                                               (0.19)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.81
                                                                                           =========
Total Return(C)                                                                                (1.90)%(B)
Net Assets End of Period (in thousands)                                                    $   1,300
Ratio of Expenses to Average Net Assets                                                         1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              18.66%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.95)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (17.66)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise International Core Growth Fund (Class B)                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.11)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.09)
                                                                                           ---------
Total from Investment Operations                                                               (0.20)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.80
                                                                                           =========
Total Return(D)                                                                                (2.00)%(B)
Net Assets End of Period (in thousands)                                                    $     630
Ratio of Expenses to Average Net Assets                                                         2.50%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              19.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (18.22)%(A)
Portfolio Turnover Rate                                                                           17%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
168

--------------------------------------------------------------------------------
           Enterprise International Core Growth Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise International Core Growth Fund (Class C)                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.10)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.10)
                                                                                           ---------
Total from Investment Operations                                                               (0.20)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.80
                                                                                           =========
Total Return(D)                                                                                (2.00)%(B)
Net Assets End of Period (in thousands)                                                    $     614
Ratio of Expenses to Average Net Assets                                                         2.50%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              19.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.58)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (18.29)%(A)
Portfolio Turnover Rate                                                                           17%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise International Core Growth Fund (Class Y)                                      through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.14)
                                                                                           ---------
Total from Investment Operations                                                               (0.18)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.82
                                                                                           =========
Total Return                                                                                   (1.80)%(B)
Net Assets End of Period (in thousands)                                                    $     111
Ratio of Expenses to Average Net Assets                                                         1.50%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              18.21%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.52)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (17.23)%(A)
Portfolio Turnover Rate                                                                           17%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Emerging Countries Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Emerging Countries Fund (Class A)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.92)
                                                                                           ---------
Total from Investment Operations                                                               (0.96)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.04
                                                                                           =========
Total Return(C)                                                                                (9.60)%(B)
Net Assets End of Period (in thousands)                                                    $   3,487
Ratio of Expenses to Average Net Assets                                                         2.25%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              22.68%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.90)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.27)%(A)
Portfolio Turnover Rate                                                                           15%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Emerging Countries Fund (Class B)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.10)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.87)
                                                                                           ---------
Total from Investment Operations                                                               (0.97)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.03
                                                                                           =========
Total Return(D)                                                                                (9.70)%(B)
Net Assets End of Period (in thousands)                                                    $     335
Ratio of Expenses to Average Net Assets                                                         2.80%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              23.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.45)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.82)%(A)
Portfolio Turnover Rate                                                                           15%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
170

--------------------------------------------------------------------------------
               Enterprise Emerging Countries Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Emerging Countries Fund (Class C)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.10)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.87)
                                                                                           ---------
Total from Investment Operations                                                               (0.97)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.03
                                                                                           =========
Total Return(D)                                                                                (9.70)%(B)
Net Assets End of Period (in thousands)                                                    $     291
Ratio of Expenses to Average Net Assets                                                         2.80%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              23.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.45)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (21.82)%(A)
Portfolio Turnover Rate                                                                           15%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Emerging Countries Fund (Class Y)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.03)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.92)
                                                                                           ---------
Total from Investment Operations                                                               (0.95)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.05
                                                                                           =========
Total Return                                                                                   (9.50)%(B)
Net Assets End of Period (in thousands)                                                    $     104
Ratio of Expenses to Average Net Assets                                                         1.80%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              22.23%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.45)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (20.82)%(A)
Portfolio Turnover Rate                                                                           15%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Internet Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Internet Fund (Class A)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  31.72          $   10.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.47)(F)          (0.12)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (15.68)             22.19
                                                                                             --------          ---------
Total from Investment Operations                                                               (16.15)             22.07
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                (0.10)             (0.35)
                                                                                             --------          ---------
Total Distributions                                                                             (0.10)             (0.35)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $  15.47          $   31.72
                                                                                             ========          =========
Total Return(C)                                                                                (51.10)%           220.79%(B)
Net Assets End of Period (in thousands)                                                      $ 90,800          $ 119,283
Ratio of Expenses to Average Net Assets                                                          1.86%              1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.86%              2.04%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (1.64)%            (1.28)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (1.64)%            (1.42)%(A)
Portfolio Turnover Rate                                                                           256%                31%

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Internet Fund (Class B)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  31.65          $   10.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.62)(F)         (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (15.57)             22.18
                                                                                             --------          ---------
Total from Investment Operations                                                               (16.19)             22.00
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                (0.10)             (0.35)
                                                                                             --------          ---------
Total Distributions                                                                             (0.10)             (0.35)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $  15.36          $   31.65
                                                                                             ========          =========
Total Return(D)                                                                                (51.34)%           220.09%(B)
Net Assets End of Period (in thousands)                                                      $ 98,049          $ 107,176
Ratio of Expenses to Average Net Assets                                                          2.41%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.41%              2.56%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (2.20)%            (1.85)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (2.20)%            (1.96)%(A)
Portfolio Turnover Rate                                                                           256%                31%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
172

--------------------------------------------------------------------------------
                    Enterprise Internet Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Internet Fund (Class C)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  31.65          $   10.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.63)(F)          (0.17)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (15.57)             22.17
                                                                                             --------          ---------
Total from Investment Operations                                                               (16.20)             22.00
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                (0.10)             (0.35)
                                                                                             --------          ---------
Total Distributions                                                                             (0.10)             (0.35)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $  15.35          $   31.65
                                                                                             ========          =========
Total Return(D)                                                                                (51.37)%           220.09%(B)
Net Assets End of Period (in thousands)                                                      $ 31,162          $  35,448
Ratio of Expenses to Average Net Assets                                                          2.41%              2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.41%              2.57%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (2.20)%            (1.84)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (2.20)%            (1.96)%(A)
Portfolio Turnover Rate                                                                           256%                31%

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Internet Fund (Class Y)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                          $  31.82          $   10.00
                                                                                             --------          ---------
Net Investment Income (Loss)                                                                    (0.34)(F)          (0.06)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (15.78)             22.23
                                                                                             --------          ---------
Total from Investment Operations                                                               (16.12)             22.17
                                                                                             --------          ---------
Dividends from Net Investment Income                                                               --                 --
Distributions from Capital Gains                                                                (0.10)             (0.35)
                                                                                             --------          ---------
Total Distributions                                                                             (0.10)             (0.35)
                                                                                             --------          ---------
Net Asset Value End of Period                                                                $  15.60          $   31.82
                                                                                             ========          =========
Total Return                                                                                   (50.84)%           221.79%(B)
Net Assets End of Period (in thousands)                                                      $    605          $   1,381
Ratio of Expenses to Average Net Assets                                                          1.39%              1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.39%              1.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     (1.16)%            (0.68)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)           (1.16)%            (1.02)%(A)
Portfolio Turnover Rate                                                                           256%                31%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise International Internet Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             6/30/00
Enterprise International Internet Fund (Class A)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.13)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (4.02)
                                                                                           ---------
Total from Investment Operations                                                               (4.15)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    5.85
                                                                                           =========
Total Return(C)                                                                               (41.50)%(B)
Net Assets End of Period (in thousands)                                                    $  10,093
Ratio of Expenses to Average Net Assets                                                         1.90%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.28%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.51)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.88)%(A)
Portfolio Turnover Rate                                                                          105%(B)

                                                                                          For the Period
                                                                                             6/30/00
Enterprise International Internet Fund (Class B)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (4.00)
                                                                                           ---------
Total from Investment Operations                                                               (4.18)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    5.82
                                                                                           =========
Total Return(D)                                                                               (41.80)%(B)
Net Assets End of Period (in thousands)                                                    $   7,011
Ratio of Expenses to Average Net Assets                                                         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.42)%(A)
Portfolio Turnover Rate                                                                          105%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
174

--------------------------------------------------------------------------------
             Enterprise International Internet Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             6/30/00
Enterprise International Internet Fund (Class C)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.18)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (4.00)
                                                                                           ---------
Total from Investment Operations                                                               (4.18)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    5.82
                                                                                           =========
Total Return(D)                                                                               (41.80)%(B)
Net Assets End of Period (in thousands)                                                    $   2,308
Ratio of Expenses to Average Net Assets                                                         2.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               2.82%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (2.06)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (2.42)%(A)
Portfolio Turnover Rate                                                                          105%(B)

                                                                                          For the Period
                                                                                             6/30/00
Enterprise International Internet Fund (Class Y)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                   (0.09)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (4.04)
                                                                                           ---------
Total from Investment Operations                                                               (4.13)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    5.87
                                                                                           =========
Total Return                                                                                  (41.30)%(B)
Net Assets End of Period (in thousands)                                                    $     367
Ratio of Expenses to Average Net Assets                                                         1.45%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               1.89%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.97)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (1.41)%(A)
Portfolio Turnover Rate                                                                          105%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                   Enterprise Global Financial Services Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,     For the Period
                                                                        -------------------------       10/1/98
Enterprise Global Financial Services Fund (Class A)                         2000         1999       through 12/31/98
----------------------------------------------------------------------- -----------  ------------  -----------------
Net Asset Value Beginning of Period                                       $ 5.58       $  6.05         $   5.00
                                                                          ------       -------         --------
Net Investment Income (Loss)                                                0.05(F)       0.06(F)          0.01
Net Realized and Unrealized Gain (Loss) on Investments                      1.17         (0.37)            1.04
                                                                          ------       -------         --------
Total from Investment Operations                                            1.22         (0.31)            1.05
                                                                          ------       -------         --------
Dividends from Net Investment Income                                        (0.05)       (0.04)              --
Distributions from Capital Gains                                            (0.13)       (0.12)              --
                                                                          -------      -------         --------
Total Distributions                                                         (0.18)       (0.16)              --
                                                                          -------      -------         --------
Net Asset Value End of Period                                             $ 6.62       $  5.58         $   6.05
                                                                          =======      =======         ========
Total Return(C)                                                             21.90%       (5.01)%          21.00%(B)
Net Assets End of Period (in thousands)                                   $15,674      $ 5,179         $  1,426
Ratio of Expenses to Average Net Assets                                      1.75%        1.75%            1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.03%        2.92%            6.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.90%        1.00%            0.16%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.62%       (0.17)%          (4.68)%(A)
Portfolio Turnover Rate                                                        26%          16%               2%

                                                                         Year Ended December 31,     For the Period
                                                                        -------------------------       10/1/98
Enterprise Global Financial Services Fund (Class B)                         2000         1999       through 12/31/98
----------------------------------------------------------------------- -----------  ------------  -----------------
Net Asset Value Beginning of Period                                       $ 5.55       $  6.03         $   5.00
                                                                          ------       -------         --------
Net Investment Income (Loss)                                                0.02(F)       0.03(F)          0.01
Net Realized and Unrealized Gain (Loss) on Investments                      1.15         (0.37)            1.02
                                                                          ------       -------         --------
Total from Investment Operations                                            1.17         (0.34)            1.03
                                                                          ------       -------         --------
Dividends from Net Investment Income                                        (0.02)       (0.02)              --
Distributions from Capital Gains                                            (0.13)       (0.12)              --
                                                                          -------      -------         --------
Total Distributions                                                         (0.15)       (0.14)              --
                                                                          -------      -------         --------
Net Asset Value End of Period                                             $ 6.57       $  5.55         $   6.03
                                                                          =======      =======         ========
Total Return(D)                                                             21.18%       (5.50)%          20.60%(B)
Net Assets End of Period (in thousands)                                   $10,252      $ 4,661         $  1,023
Ratio of Expenses to Average Net Assets                                      2.30%        2.30%            2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.61%        3.49%            7.50%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.31%        0.44%           (0.49)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.00%       (0.75)%          (5.69)%(A)
Portfolio Turnover Rate                                                        26%          16%               2%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
176

--------------------------------------------------------------------------------
           Enterprise Global Financial Services Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,     For the Period
                                                                        --------------------------       10/1/98
Enterprise Global Financial Services Fund (Class C)                         2000          1999       through 12/31/98
----------------------------------------------------------------------- ------------  ------------  -----------------
Net Asset Value Beginning of Period                                       $  5.56       $  6.03         $   5.00
                                                                          -------       -------         --------
Net Investment Income (Loss)                                                 0.02(F)       0.02(F)          0.01
Net Realized and Unrealized Gain (Loss) on Investments                       1.15         (0.34)            1.02
                                                                          -------       -------         --------
Total from Investment Operations                                             1.17         (0.32)            1.03
                                                                          -------       -------         --------
Dividends from Net Investment Income                                        (0.03)        (0.03)              --
Distributions from Capital Gains                                            (0.13)        (0.12)              --
                                                                          -------       -------         --------
Total Distributions                                                         (0.16)        (0.15)              --
                                                                          -------       -------         --------
Net Asset Value End of Period                                             $  6.57       $  5.56         $   6.03
                                                                          =======       =======         ========
Total Return(D)                                                             21.07%        (5.31)%          20.60%(B)
Net Assets End of Period (in thousands)                                   $ 1,903       $   718         $    218
Ratio of Expenses to Average Net Assets                                      2.30%         2.30%            2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.59%         3.50%            6.42%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.27%         0.39%           (0.33)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             (0.02)%       (0.81)%          (4.45)%(A)
Portfolio Turnover Rate                                                        26%           16%               2%

                                                                         Year Ended December 31,    For the Period
                                                                        ------------------------       10/1/98
Enterprise Global Financial Services Fund (Class Y)                        2000         1999       through 12/31/98
----------------------------------------------------------------------- ----------  ------------  -----------------
Net Asset Value Beginning of Period                                      $ 5.59       $  6.05         $   5.00
                                                                         ------       -------         --------
Net Investment Income (Loss)                                               0.08(F)       0.10(F)          0.01
Net Realized and Unrealized Gain (Loss) on Investments                     1.17         (0.38)            1.04
                                                                         ------       -------         --------
Total from Investment Operations                                           1.25         (0.28)            1.05
                                                                         ------       -------         --------
Dividends from Net Investment Income                                       (0.07)       (0.06)              --
Distributions from Capital Gains                                           (0.13)       (0.12)              --
                                                                         -------      -------         --------
Total Distributions                                                        (0.20)       (0.18)              --
                                                                         -------      -------         --------
Net Asset Value End of Period                                            $ 6.64       $  5.59         $   6.05
                                                                         =======      =======         ========
Total Return                                                               22.39%       (4.51)%          21.00%(B)
Net Assets End of Period (in thousands)                                  $ 6,770      $ 5,477         $  5,697
Ratio of Expenses to Average Net Assets                                     1.30%        1.30%            1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.65%        2.57%            5.09%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.36%        1.63%            0.61%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             1.01%        0.36%           (3.18)%(A)
Portfolio Turnover Rate                                                       26%          16%               2%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                      Enterprise Global Health Care Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Global Health Care Fund (Class A)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                   (0.04)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.64)
                                                                                            --------
Total from Investment Operations                                                               (0.68)
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $   9.32
                                                                                            ========
Total Return(C)                                                                                (6.80)%(B)
Net Assets End of Period (in thousands)                                                     $  4,480
Ratio of Expenses to Average Net Assets                                                         1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               8.65%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.47)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (7.27)%(A)
Portfolio Turnover Rate                                                                           34%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Global Health Care Fund (Class B)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                   (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.63)
                                                                                            --------
Total from Investment Operations                                                               (0.70)
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $   9.30
                                                                                            ========
Total Return(D)                                                                                (7.00)%(B)
Net Assets End of Period (in thousands)                                                     $  3,662
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               9.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.02)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (7.82)%(A)
Portfolio Turnover Rate                                                                           34%(B)


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
178

--------------------------------------------------------------------------------
               Enterprise Global Health Care Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Global Health Care Fund (Class C)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                   (0.07)(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.63)
                                                                                            --------
Total from Investment Operations                                                               (0.70)
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $   9.30
                                                                                            ========
Total Return(D)                                                                                (7.00)%(B)
Net Assets End of Period (in thousands)                                                     $  1,885
Ratio of Expenses to Average Net Assets                                                         2.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               9.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (1.02)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (7.82)%(A)
Portfolio Turnover Rate                                                                           34%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Global Health Care Fund (Class Y)                                             through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                    0.00(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.67)
                                                                                            --------
Total from Investment Operations                                                               (0.67)
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $   9.33
                                                                                            ========
Total Return                                                                                   (6.70)%(B)
Net Assets End of Period (in thousands)                                                     $    281
Ratio of Expenses to Average Net Assets                                                         1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                               8.20%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                    (0.03)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (6.83)%(A)
Portfolio Turnover Rate                                                                           34%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                  Enterprise Global Socially Responsive Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             9/29/00
Enterprise Global Socially Responsive Fund (Class A)                                     through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.08(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.33)
                                                                                           ---------
Total from Investment Operations                                                               (0.25)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.75
                                                                                           =========
Total Return(C)                                                                                (2.50)%(B)
Net Assets End of Period (in thousands)                                                    $   1,103
Ratio of Expenses to Average Net Assets                                                         1.75%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              13.03%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.88%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.40)%(A)
Portfolio Turnover Rate                                                                           16%(B)

                                                                                          For the Period
                                                                                             9/29/00
Enterprise Global Socially Responsive Fund (Class B)                                     through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.29)
                                                                                           ---------
Total from Investment Operations                                                               (0.26)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.74
                                                                                           =========
Total Return(D)                                                                                (2.60)%(B)
Net Assets End of Period (in thousands)                                                    $     588
Ratio of Expenses to Average Net Assets                                                         2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.95)%(A)
Portfolio Turnover Rate                                                                           16%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
180

--------------------------------------------------------------------------------
           Enterprise Global Socially Responsive Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             9/29/00
Enterprise Global Socially Responsive Fund (Class C)                                     through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.04(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.30)
                                                                                           ---------
Total from Investment Operations                                                               (0.26)
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $    9.74
                                                                                           =========
Total Return(D)                                                                                (2.60)%(B)
Net Assets End of Period (in thousands)                                                    $     361
Ratio of Expenses to Average Net Assets                                                         2.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              13.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.45%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.83)%(A)
Portfolio Turnover Rate                                                                           16%(B)

                                                                                          For the Period
                                                                                             9/29/00
Enterprise Global Socially Responsive Fund (Class Y)                                     through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                         $  10.00
                                                                                            --------
Net Investment Income (Loss)                                                                    0.12(F)
Net Realized and Unrealized Gain (Loss) on Investments                                         (0.36)
                                                                                            --------
Total from Investment Operations                                                               (0.24)
                                                                                            --------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                            --------
Total Distributions                                                                               --
                                                                                            --------
Net Asset Value End of Period                                                               $   9.76
                                                                                            ========
Total Return                                                                                   (2.40)%(B)
Net Assets End of Period (in thousands)                                                     $     98
Ratio of Expenses to Average Net Assets                                                         1.30%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              12.58%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     1.59%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)          (9.70)%(A)
Portfolio Turnover Rate                                                                           16%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                            Enterprise Managed Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                     Year Ended December 31,
                                                                    -------------------------
Enterprise Managed Fund (Class A)                                       2000         1999
------------------------------------------------------------------- ------------ ------------
Net Asset Value Beginning of Period                                   $  9.06      $  9.26
                                                                      -------      -------
Net Investment Income (Loss)                                             0.06(F)      0.06(F)
Net Realized and Unrealized Gain (Loss) on Investments                  (0.03)        0.61
                                                                      --------     -------
Total from Investment Operations                                         0.03         0.67
                                                                      --------     -------
Dividends from Net Investment Income                                    (0.07)       (0.06)
Distributions from Capital Gains                                        (0.99)       (0.81)
                                                                      --------     --------
Total Distributions                                                     (1.06)       (0.87)
                                                                      --------     --------
Net Asset Value End of Period                                         $  8.03      $  9.06
                                                                      ========     ========
Total Return(C)                                                          0.46%        7.40%
Net Assets End of Period (in thousands)                              $104,057     $144,519
Ratio of Expenses to Average Net Assets                                  1.51%        1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.52%        1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.77%        0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               0.77%        0.60%
Portfolio Turnover Rate                                                    22%          95%

                                                                           Year Ended December 31,
                                                                    --------------------------------------
Enterprise Managed Fund (Class A)                                       1998         1997         1996
------------------------------------------------------------------- ------------ ------------ ------------
Net Asset Value Beginning of Period                                   $  9.25      $  7.97      $  6.70
                                                                      -------      -------      -------
Net Investment Income (Loss)                                             0.06         0.04         0.06
Net Realized and Unrealized Gain (Loss) on Investments                   0.58         1.64         1.41
                                                                      -------      -------      -------
Total from Investment Operations                                         0.64         1.68         1.47
                                                                      -------      -------      -------
Dividends from Net Investment Income                                    (0.05)       (0.04)       (0.06)
Distributions from Capital Gains                                        (0.58)       (0.36)       (0.14)
                                                                      --------     --------     --------
Total Distributions                                                     (0.63)       (0.40)       (0.20)
                                                                      --------     --------     --------
Net Asset Value End of Period                                         $  9.26      $  9.25      $  7.97
                                                                      ========     ========     ========
Total Return(C)                                                          7.05%       21.05%       22.08%
Net Assets End of Period (in thousands)                              $175,084     $156,608     $101,022
Ratio of Expenses to Average Net Assets                                  1.50%        1.49%        1.57%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        1.50%        1.49%        1.57%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.57%        0.47%        1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               0.57%        0.47%        1.12%
Portfolio Turnover Rate                                                    43%          28%          33%

                                                                     Year Ended December 31,
                                                                    -------------------------
Enterprise Managed Fund (Class B)                                       2000         1999
------------------------------------------------------------------- ------------ ------------
Net Asset Value Beginning of Period                                   $  8.96      $  9.17
                                                                      -------      -------
Net Investment Income (Loss)                                             0.02(F)     0.00(F,G)
Net Realized and Unrealized Gain (Loss) on Investments                  (0.04)       0.61
                                                                      -------    ---------
Total from Investment Operations                                        (0.02)       0.61
                                                                      -------    ---------
Dividends from Net Investment Income                                    (0.02)       (0.01)
Distributions from Capital Gains                                        (0.99)       (0.81)
                                                                      -------    ---------
Total Distributions                                                     (1.01)       (0.82)
                                                                      -------    ---------
Net Asset Value End of Period                                         $  7.93      $  8.96
                                                                      =======    =========
Total Return(D)                                                         (0.12)%       6.75%
Net Assets End of Period (in thousands)                              $111,848     $149,098
Ratio of Expenses to Average Net Assets                                  2.06%        2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        2.07%        2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.23%        0.04%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               0.22%        0.04%
Portfolio Turnover Rate                                                    22%          95%



                                                                           Year Ended December 31,
                                                                    -------------------------------------
Enterprise Managed Fund (Class B)                                       1998          1997        1996
------------------------------------------------------------------- ------------ ------------- ----------
Net Asset Value Beginning of Period                                   $  9.19       $  7.93     $ 6.68
                                                                      -------       -------     -------
Net Investment Income (Loss)                                             0.00(G)      (0.01)      0.02
Net Realized and Unrealized Gain (Loss) on Investments                   0.57          1.63       1.41
                                                                      -------       -------     -------
Total from Investment Operations                                         0.57          1.62       1.43
                                                                      -------       -------     -------
Dividends from Net Investment Income                                    (0.01)           --       (0.04)
Distributions from Capital Gains                                        (0.58)        (0.36)      (0.14)
                                                                      --------      -------     -------
Total Distributions                                                     (0.59)        (0.36)      (0.18)
                                                                      --------      -------     -------
Net Asset Value End of Period                                         $  9.17       $  9.19      $ 7.93
                                                                      ========      =======     =======
Total Return(D)                                                           6.31%       20.45%      21.50%
Net Assets End of Period (in thousands)                               $161,552     $110,213     $57,037
Ratio of Expenses to Average Net Assets                                   2.05%        2.04%       2.13%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         2.05%        2.04%       2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets               0.02%       (0.09)%      0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                0.02%       (0.09)%      0.52%
Portfolio Turnover Rate                                                     43%          28%         33%



                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
182

--------------------------------------------------------------------------------
                    Enterprise Managed Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,          For the Period
                                                                        -------------------------------------       5/1/97
Enterprise Managed Fund (Class C)                                           2000         1999         1998     through 12/31/97
----------------------------------------------------------------------- ------------ ------------ ----------- -----------------
Net Asset Value Beginning of Period                                       $  8.96     $ 9.09        $ 9.21        $   8.24
                                                                          -------     ------        ------        --------
Net Investment Income (Loss)                                                 0.02(F)    0.00(F,G)    (0.01)            --
Net Realized and Unrealized Gain (Loss) on Investments                      (0.04)      0.68          0.49            1.38
                                                                          -------    -------        -------       --------
Total from Investment Operations                                            (0.02)    0.68            0.48            1.38
                                                                          -------    -------        -------       --------
Dividends from Net Investment Income                                        (0.02)       --           (0.02)         (0.05)
Distributions from Capital Gains                                            (0.99)    (0.81)          (0.58)         (0.36)
                                                                          -------    -------        -------       --------
Total Distributions                                                         (1.01)    (0.81)          (0.60)         (0.41)
                                                                          -------    -------        -------       --------
Net Asset Value End of Period                                             $  7.93    $ 8.96         $ 9.09        $   9.21
                                                                          =======    =======        =======       ========
Total Return(D)                                                             (0.15)%    7.64%           5.36%         16.74%(B)
Net Assets End of Period (in thousands)                                   $ 7,382    $9,957         $11,654       $  3,614
Ratio of Expenses to Average Net Assets                                      2.06%     2.03%           2.05%          2.06%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            2.07%     2.03%           2.05%          2.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  0.23%     0.05%           0.02%         (0.18)%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              0.22%     0.05%           0.02%         (0.18)%(A)
Portfolio Turnover Rate                                                        22%       95%             43%            28%(A)


                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise Managed Fund (Class Y)                                           2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                       $  9.05     $  9.25
                                                                          -------      ------
Net Investment Income (Loss)                                                 0.10(F)     0.10(F)
Net Realized and Unrealized Gain (Loss) on Investments                      (0.04)       0.62
                                                                          -------     -------
Total from Investment Operations                                             0.06        0.72
                                                                          -------     -------
Dividends from Net Investment Income                                        (0.11)      (0.11)
Distributions from Capital Gains                                            (0.99)      (0.81)
                                                                          -------     -------
Total Distributions                                                         (1.10)      (0.92)
                                                                          -------     -------
Net Asset Value End of Period                                             $  8.01      $ 9.05
                                                                          =======     =======
Total Return                                                                 0.83%       7.94%
Net Assets End of Period (in thousands)                                   $54,761     $81,090
Ratio of Expenses to Average Net Assets                                      1.06%       1.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.07%       1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets                  1.23%       1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              1.22%       1.04%
Portfolio Turnover Rate                                                        22%         95%



                                                                             Year Ended December 31,
                                                                        ----------------------------------
Enterprise Managed Fund (Class Y)                                           1998        1997       1996
----------------------------------------------------------------------- ----------- ----------- ----------
Net Asset Value Beginning of Period                                       $ 9.27      $ 7.98     $ 6.70
                                                                          ------      ------     -------
Net Investment Income (Loss)                                                0.10        0.08       0.09
Net Realized and Unrealized Gain (Loss) on Investments                      0.55        1.64       1.42
                                                                          ------      ------     -------
Total from Investment Operations                                            0.65        1.72       1.51
                                                                          ------      ------     -------
Dividends from Net Investment Income                                       (0.09)      (0.07)     (0.09)
Distributions from Capital Gains                                           (0.58)      (0.36)     (0.14)
                                                                          -------     -------    -------
Total Distributions                                                        (0.67)      (0.43)     (0.23)
                                                                          -------     -------    -------
Net Asset Value End of Period                                             $ 9.25      $ 9.27     $ 7.98
                                                                          =======     =======    =======
Total Return                                                                7.20%      21.60%     22.63%
Net Assets End of Period (in thousands)                                  $89,084     $80,879    $57,794
Ratio of Expenses to Average Net Assets                                     1.05%       1.04%      1.12%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.05%       1.04%      1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets                 1.01%       0.92%      1.57%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             1.01%       0.92%      1.57%
Portfolio Turnover Rate                                                       43%         28%        33%


                       See notes to financial statements.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                           Enterprise Balanced Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Balanced Fund (Class A)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  5.35           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.08(F)            0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.12)              0.34
                                                                                              -------           --------
Total from Investment Operations                                                                (0.04)              0.37
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.07)             (0.02)
Distributions from Capital Gains                                                                (0.05)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.12)             (0.02)
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.19           $   5.35
                                                                                              =======           ========
Total Return(C)                                                                                 (0.65)%             7.53%(B)
Net Assets End of Period (in thousands)                                                       $ 7,455           $  4,946
Ratio of Expenses to Average Net Assets                                                          1.40%              1.40%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.31%              4.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.64%              1.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.73%             (2.05)%(A)
Portfolio Turnover Rate                                                                            54%                20%


                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Balanced Fund (Class B)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  5.35           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.06(F)            0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.13)              0.35
                                                                                              -------           --------
Total from Investment Operations                                                                (0.07)              0.37
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.05)             (0.02)
Distributions from Capital Gains                                                                (0.05)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.10)             (0.02)
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.18           $   5.35
                                                                                              =======           ========
Total Return(D)                                                                                 (1.34)%             7.36%(B)
Net Assets End of Period (in thousands)                                                       $ 6,378           $  4,409
Ratio of Expenses to Average Net Assets                                                          1.95%              1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.86%              4.87%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.08%              0.79%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.17%             (2.12)%(A)
Portfolio Turnover Rate                                                                            54%                20%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
184

--------------------------------------------------------------------------------
                    Enterprise Balanced Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Balanced Fund (Class C)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  5.35           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.06(F)            0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.12)              0.34
                                                                                              -------           --------
Total from Investment Operations                                                                (0.06)              0.36
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.06)             (0.01)
Distributions from Capital Gains                                                                (0.05)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.11)             (0.01)
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.18           $   5.35
                                                                                              =======           ========
Total Return(D)                                                                                 (1.18)%             7.32%(B)
Net Assets End of Period (in thousands)                                                       $ 1,848           $    701
Ratio of Expenses to Average Net Assets                                                          1.95%              1.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                2.82%              5.33%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      1.10%              0.78%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            0.23%             (2.60)%(A)
Portfolio Turnover Rate                                                                            54%                20%


                                                                                                              For the Period
                                                                                             Year Ended           7/1/99
Enterprise Balanced Fund (Class Y)                                                       December 31, 2000   through 12/31/99
--------------------------------------------------------------------------------------- ------------------- -----------------
Net Asset Value Beginning of Period                                                           $  5.36           $   5.00
                                                                                              -------           --------
Net Investment Income (Loss)                                                                     0.11(F)            0.05(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          (0.12)              0.34
                                                                                              -------           --------
Total from Investment Operations                                                                (0.01)              0.39
                                                                                              -------           --------
Dividends from Net Investment Income                                                            (0.10)             (0.03)
Distributions from Capital Gains                                                                (0.05)                --
                                                                                              -------           --------
Total Distributions                                                                             (0.15)             (0.03)
                                                                                              -------           --------
Net Asset Value End of Period                                                                 $  5.20           $   5.36
                                                                                              =======           ========
Total Return                                                                                    (0.25)%             7.91%(B)
Net Assets End of Period (in thousands)                                                       $   106           $    109
Ratio of Expenses to Average Net Assets                                                          0.95%              0.95%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                                1.89%              6.06%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      2.06%              1.74%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)            1.12%             (3.36)%(A)
Portfolio Turnover Rate                                                                            54%                20%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                    Enterprise Convertible Securities Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Convertible Securities Fund (Class A)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.06(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          0.02
                                                                                           ---------
Total from Investment Operations                                                                0.08
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.08
                                                                                           =========
Total Return(C)                                                                                 0.80%(B)
Net Assets End of Period (in thousands)                                                    $   1,536
Ratio of Expenses to Average Net Assets                                                         1.60%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              12.71%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.15)%(A)
Portfolio Turnover Rate                                                                            9%(B)


                                                                                          For the Period
                                                                                             10/31/00
Enterprise Convertible Securities Fund (Class B)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.03(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          0.04
                                                                                           ---------
Total from Investment Operations                                                                0.07
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.07
                                                                                           =========
Total Return                                                                                    0.70%(B)
Net Assets End of Period (in thousands)                                                    $   2,371
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              13.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.50%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.61)%(A)
Portfolio Turnover Rate                                                                            9%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
186

--------------------------------------------------------------------------------
             Enterprise Convertible Securities Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Convertible Securities Fund (Class C)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.02(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          0.05
                                                                                           ---------
Total from Investment Operations                                                                0.07
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.07
                                                                                           =========
Total Return(D)                                                                                 0.70%(B)
Net Assets End of Period (in thousands)                                                    $   1,093
Ratio of Expenses to Average Net Assets                                                         2.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              13.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     0.29%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.82)%(A)
Portfolio Turnover Rate                                                                            9%(B)

                                                                                          For the Period
                                                                                             10/31/00
Enterprise Convertible Securities Fund (Class Y)                                         through 12/31/00
--------------------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                                        $   10.00
                                                                                           ---------
Net Investment Income (Loss)                                                                    0.08(F)
Net Realized and Unrealized Gain (Loss) on Investments                                          0.01
                                                                                           ---------
Total from Investment Operations                                                                0.09
                                                                                           ---------
Dividends from Net Investment Income                                                              --
Distributions from Capital Gains                                                                  --
                                                                                           ---------
Total Distributions                                                                               --
                                                                                           ---------
Net Asset Value End of Period                                                              $   10.09
                                                                                           =========
Total Return                                                                                    0.90%(B)
Net Assets End of Period (in thousands)                                                    $     114
Ratio of Expenses to Average Net Assets                                                         1.15%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)                              12.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                                     1.05%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Reimbursement)         (10.06)%(A)
Portfolio Turnover Rate                                                                            9%(B)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                        Enterprise High-Yield Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise High-Yield Bond Fund (Class A)                                   2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 10.99     $ 11.53
                                                                          -------     -------
Net Investment Income (Loss)                                                 0.94(F)     0.94(F)
Net Realized and Unrealized Gain (Loss) on Investments                      (1.25)      (0.53)
                                                                          -------     -------
Total from Investment Operations                                            (0.31)      0.41
                                                                          -------     -------
Dividends from Net Investment Income                                        (0.94)      (0.94)
Distributions from Capital Gains                                               --       (0.01)
                                                                          -------     -------
Total Distributions                                                         (0.94)      (0.95)
                                                                          -------     -------
Net Asset Value End of Period                                             $  9.74     $ 10.99
                                                                          =======     =======
Total Return(C)                                                             (2.96)%      3.64%
Net Assets End of Period (in thousands)                                   $54,612     $64,038
Ratio of Expenses to Average Net Assets                                      1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.42%       1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets                  9.01%       8.30%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              8.90%       8.18%
Portfolio Turnover Rate                                                        61%         84%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise High-Yield Bond Fund (Class A)                                   1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 12.35     $ 11.84     $ 11.39
                                                                          -------     -------     -------
Net Investment Income (Loss)                                                 0.94        0.99        0.94
Net Realized and Unrealized Gain (Loss) on Investments                      (0.66)       0.51        0.45
                                                                          -------     -------     -------
Total from Investment Operations                                             0.28        1.50        1.39
                                                                          -------     -------     -------
Dividends from Net Investment Income                                        (0.94)      (0.99)      (0.94)
Distributions from Capital Gains                                            (0.16)         --          --
                                                                          -------     -------     -------
Total Distributions                                                         (1.10)      (0.99)      (0.94)
                                                                          -------     -------     -------
Net Asset Value End of Period                                             $ 11.53     $ 12.35     $ 11.84
                                                                          =======     =======     =======
Total Return(C)                                                              2.29%      13.18%      12.78%
Net Assets End of Period (in thousands)                                   $72,637     $66,422     $54,129
Ratio of Expenses to Average Net Assets                                      1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.44%       1.47%       1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets                  7.72%       8.20%       8.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              7.58%       8.03%       8.01%
Portfolio Turnover Rate                                                       114%        175%        180%

                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise High-Yield Bond Fund (Class B)                                   2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 10.99     $ 11.52
                                                                          -------     -------
Net Investment Income (Loss)                                                 0.88(F)     0.88(F)
Net Realized and Unrealized Gain (Loss) on Investments                      (1.25)      (0.52)
                                                                          -------     -------
Total from Investment Operations                                            (0.37)      0.36
                                                                          -------     -------
Dividends from Net Investment Income                                        (0.88)      (0.88)
Distributions from Capital Gains                                               --       (0.01)
                                                                          -------     -------
Total Distributions                                                         (0.88)      (0.89)
                                                                          -------     -------
Net Asset Value End of Period                                             $  9.74     $ 10.99
                                                                          =======     =======
Total Return(D)                                                             (3.49)%      3.18%
Net Assets End of Period (in thousands)                                   $32,631     $36,673
Ratio of Expenses to Average Net Assets                                      1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.97%       1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets                  8.47%       7.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              8.35%       7.64%
Portfolio Turnover Rate                                                        61%         84%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise High-Yield Bond Fund (Class B)                                   1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                       $ 12.35     $ 11.84    $ 11.39
                                                                          -------     -------    -------
Net Investment Income (Loss)                                                 0.87        0.77        0.88
Net Realized and Unrealized Gain (Loss) on Investments                      (0.67)       0.51        0.45
                                                                          -------     -------    -------
Total from Investment Operations                                             0.20        1.28        1.33
                                                                          -------     -------    -------
Dividends from Net Investment Income                                        (0.87)      (0.77)      (0.88)
Distributions from Capital Gains                                            (0.16)         --          --
                                                                          -------     -------    --------
Total Distributions                                                         (1.03)      (0.77)      (0.88)
                                                                          -------     -------    --------
Net Asset Value End of Period                                             $ 11.52     $ 12.35    $ 11.84
                                                                          =======     =======    ========
Total Return(D)                                                              1.64%      12.59%      12.16%
Net Assets End of Period (in thousands)                                   $35,495     $19,898    $  7,892
Ratio of Expenses to Average Net Assets                                      1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.99%       2.02%       2.05%
Ratio of Net Investment Income (Loss) to Average Net Assets                  7.20%       7.51%       7.74%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              7.06%       7.35%       7.55%
Portfolio Turnover Rate                                                       114%        175%        180%


                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
188

--------------------------------------------------------------------------------
                Enterprise High-Yield Bond Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
                                                                        -------------------------------------        5/1/97
Enterprise High-Yield Bond Fund (Class C)                                   2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- -----------  -----------  -----------  -----------------
Net Asset Value Beginning of Period                                       $ 10.99     $  11.53      $ 12.35          $ 11.71
                                                                          -------     --------      -------          -------
Net Investment Income (Loss)                                                 0.88(F)      0.88(F)      0.87             0.61
Net Realized and Unrealized Gain (Loss) on Investments                      (1.25)       (0.53)       (0.66)            0.64
                                                                          -------     --------     --------         -------
Total from Investment Operations                                            (0.37)        0.35         0.21             1.25
                                                                          -------     --------     --------         -------
Dividends from Net Investment Income                                        (0.88)       (0.88)       (0.87)           (0.61)
Distributions from Capital Gains                                               --        (0.01)       (0.16)              --
                                                                          -------     --------     --------         --------
Total Distributions                                                         (0.88)       (0.89)       (1.03)          ( 0.61)
                                                                          -------     --------     --------         --------
Net Asset Value End of Period                                             $  9.74     $  10.99      $ 11.53          $ 12.35
                                                                          =======     ========     ========          =======
Total Return(D)                                                             (3.49)%       3.09%        1.72%           10.87%(B)
Net Assets End of Period (in thousands)                                   $ 7,035     $  6,841     $  5,392          $ 1,463
Ratio of Expenses to Average Net Assets                                      1.85%        1.85%        1.85%            1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.96%        1.96%        1.99%            2.01%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  8.47%        7.73%        7.27%            6.84%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              8.36%        7.62%        7.13%            6.68%(A)
Portfolio Turnover Rate                                                        61%          84%         114%             175%(A)

                                                                               Year Ended December 31,           For the Period
                                                                        -------------------------------------       7/25/97
Enterprise High-Yield Bond Fund (Class Y)                                   2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- -----------  -----------  -----------  -----------------
Net Asset Value Beginning of Period                                       $ 10.99      $ 11.51      $ 12.35          $ 12.17
                                                                          -------     --------      -------          -------
Net Investment Income (Loss)                                                 0.99(F)      0.99(F)      0.99             0.67
Net Realized and Unrealized Gain (Loss) on Investments                      (1.25)       (0.51)       (0.68)            0.18
                                                                          -------     --------     --------         -------
Total from Investment Operations                                            (0.26)        0.48         0.31             0.85
                                                                          -------     --------     --------         -------
Dividends from Net Investment Income                                        (0.99)       (0.99)       (0.99)          (0.67)
Distributions from Capital Gains                                               --        (0.01)       (0.16)             --
                                                                          -------     --------     --------         -------
Total Distributions                                                         (0.99)       (1.00)       (1.15)          (0.67)
                                                                          -------     --------     --------         -------
Net Asset Value End of Period                                             $  9.74     $  10.99      $ 11.51         $ 12.35
                                                                          =======     ========     ========         =======
Total Return                                                                (2.52)%       4.30%        2.49%           5.24%(B)
Net Assets End of Period (in thousands)                                   $   808     $  1,179      $ 2,032         $   809
Ratio of Expenses to Average Net Assets                                      0.85%        0.85%        0.85%           0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            0.97%        0.96%        1.00%           1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  9.48%        8.73%        8.30%           8.26%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              9.36%        8.62%        8.16%           8.09%(A)
Portfolio Turnover Rate                                                        61%          84%         114%            175%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                     Enterprise Government Securities Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise Government Securities Fund (Class A)                             2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 11.57     $ 12.15
                                                                          -------     -------
Net Investment Income (Loss)                                                0.65(F)     0.65(F)
Net Realized and Unrealized Gain (Loss) on Investments                      0.54       (0.58)
                                                                          -------     -------
Total from Investment Operations                                            1.19        0.07
                                                                          -------     -------
Dividends from Net Investment Income                                       (0.65)      (0.65)
Distributions from Capital Gains                                              --          --
                                                                          -------     -------
Total Distributions                                                        (0.65)      (0.65)
                                                                          -------     -------
Net Asset Value End of Period                                            $ 12.11     $ 11.57
                                                                          =======     =======
Total Return(C)                                                            10.69%       0.58%
Net Assets End of Period (in thousands)                                  $80,994     $73,706
Ratio of Expenses to Average Net Assets                                     1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.36%       1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets                 5.58%       5.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             5.53%       5.37%
Portfolio Turnover Rate                                                        7%         11%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise Government Securities Fund (Class A)                             1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 12.03     $ 11.80     $ 11.83
                                                                          -------     -------     -------
Net Investment Income (Loss)                                                0.68        0.73        0.74
Net Realized and Unrealized Gain (Loss) on Investments                      0.12        0.23       (0.03)
                                                                          -------     -------     -------
Total from Investment Operations                                            0.80        0.96        0.71
                                                                          -------     -------     -------
Dividends from Net Investment Income                                       (0.68)      (0.73)      (0.74)
Distributions from Capital Gains                                              --          --          --
                                                                          -------     -------     -------
Total Distributions                                                        (0.68)      (0.73)      (0.74)
                                                                          -------     -------     -------
Net Asset Value End of Period                                             $ 12.15     $ 12.03     $ 11.80
                                                                          =======     =======     =======
Total Return(C)                                                              6.82%       8.39%       6.29%
Net Assets End of Period (in thousands)                                   $71,609     $68,639     $73,693
Ratio of Expenses to Average Net Assets                                      1.30%       1.30%       1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.38%       1.46%       1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets                  5.61%       6.16%       6.35%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              5.53%       6.00%       6.23%
Portfolio Turnover Rate                                                         8%         10%          0%

                                                                        Year Ended December 31,
                                                                        -----------------------
Enterprise Government Securities Fund (Class B)                             2000        1999
----------------------------------------------------------------------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 11.57     $ 12.14
                                                                         -------     -------
Net Investment Income (Loss)                                                0.59(F)     0.58(F)
Net Realized and Unrealized Gain (Loss) on Investments                      0.54       (0.57)
                                                                         -------     -------
Total from Investment Operations                                            1.13        0.01
                                                                         -------     -------
Dividends from Net Investment Income                                       (0.59)      (0.58)
Distributions from Capital Gains                                              --          --
                                                                         -------     -------
Total Distributions                                                        (0.59)      (0.58)
                                                                         -------     -------
Net Asset Value End of Period                                            $ 12.11     $ 11.57
                                                                         =======     =======
Total Return(D)                                                            10.09%       0.12%
Net Assets End of Period (in thousands)                                  $41,344     $36,876
Ratio of Expenses to Average Net Assets                                     1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)           1.91%       1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets                 5.06%       4.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                             4.99%       4.82%
Portfolio Turnover Rate                                                        7%         11%

                                                                              Year Ended December 31,
                                                                        -----------------------------------
Enterprise Government Securities Fund (Class B)                             1998        1997        1996
----------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                      $ 12.02     $ 11.79    $ 11.83
                                                                          -------     -------    -------
Net Investment Income (Loss)                                                0.61        0.66       0.68
Net Realized and Unrealized Gain (Loss) on Investments                      0.12        0.23      (0.04)
                                                                          -------     -------    --------
Total from Investment Operations                                            0.73        0.89       0.64
                                                                          -------     -------    --------
Dividends from Net Investment Income                                        (0.61)      (0.66)    (0.68)
Distributions from Capital Gains                                               --          --        --
                                                                          -------     -------    --------
Total Distributions                                                         (0.61)      (0.66)    (0.68)
                                                                          -------     -------    --------
Net Asset Value End of Period                                             $ 12.14     $ 12.02    $ 11.79
                                                                          =======     =======    ========
Total Return(D)                                                              6.24%       7.81%       5.61%
Net Assets End of Period (in thousands)                                   $27,134     $12,285    $  5,683
Ratio of Expenses to Average Net Assets                                      1.85%       1.85%       1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.93%       2.01%       1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets                  5.00%       5.55%       5.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              4.91%       5.39%       5.68%
Portfolio Turnover Rate                                                         8%         10%          0%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
190

--------------------------------------------------------------------------------
             Enterprise Government Securities Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
                                                                        -------------------------------------        5/1/97
Enterprise Government Securities Fund (Class C)                             2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- -----------  -----------  -----------  -----------------
Net Asset Value Beginning of Period                                      $ 11.57      $ 12.14      $  12.03          $  11.63
                                                                         -------      -------      --------          --------
Net Investment Income (Loss)                                                0.59(F)      0.58(F)       0.62              0.46
Net Realized and Unrealized Gain (Loss) on Investments                      0.54        (0.57)         0.11              0.40
                                                                         -------      --------     --------          --------
Total from Investment Operations                                            1.13         0.01          0.73              0.86
                                                                         -------      --------     -------          ---------
Dividends from Net Investment Income                                        (0.59)       (0.58)       (0.62)           (0.46)
Distributions from Capital Gains                                               --           --           --               --
                                                                         --------     --------     --------         --------
Total Distributions                                                         (0.59)       (0.58)       (0.62)           (0.46)
                                                                         --------     --------     --------         --------
Net Asset Value End of Period                                            $ 12.11      $  11.57      $ 12.14          $ 12.03
                                                                         ========     ========     ========         ========
Total Return(D)                                                             10.08%        0.12%        6.15%           7.49%(B)
Net Assets End of Period (in thousands)                                  $  8,692     $  5,516     $  3,089         $   498
Ratio of Expenses to Average Net Assets                                      1.85%        1.85%        1.85%           1.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            1.90%        1.95%        1.94%           2.03%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  5.02%        4.92%        4.97%           5.39%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              4.97%        4.82%        4.88%           5.21%(A)
Portfolio Turnover Rate                                                         7%          11%           8%             10%(A)

                                                                               Year Ended December 31,           For the Period
                                                                        -------------------------------------       7/17/97
Enterprise Government Securities Fund (Class Y)                             2000         1999         1998      through 12/31/97
----------------------------------------------------------------------- -----------  -----------  -----------  -----------------
Net Asset Value Beginning of Period                                      $  11.56      $ 12.14      $ 12.02         $ 11.87
                                                                         --------      -------      -------          -------
Net Investment Income (Loss)                                                 0.71(F)      0.70(F)      0.74            0.35
Net Realized and Unrealized Gain (Loss) on Investments                       0.55        (0.58)        0.12            0.15
                                                                         --------      --------     -------          -------
Total from Investment Operations                                             1.26         0.12         0.86            0.50
                                                                         --------      --------     -------          -------
Dividends from Net Investment Income                                        (0.71)       (0.70)       (0.74)          (0.35)
Distributions from Capital Gains                                               --           --           --              --
                                                                         --------     --------     --------         -------
Total Distributions                                                         (0.71)       (0.70)       (0.74)          (0.35)
                                                                         --------     --------     --------         -------
Net Asset Value End of Period                                            $  12.11      $ 11.56      $ 12.14         $ 12.02
                                                                         ========     ========     ========         =======
Total Return                                                                11.28%        1.04%        7.30%           4.02%(B)
Net Assets End of Period (in thousands)                                  $  7,171     $  6,212     $  7,281         $ 7,569
Ratio of Expenses to Average Net Assets                                      0.85%        0.85%        0.85%           0.85%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)            0.91%        0.94%        0.93%           1.02%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                  6.06%        5.92%        6.06%           6.40%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                              6.00%        5.83%        5.98%           6.23%(A)
Portfolio Turnover Rate                                                         7%          11%           8%             10%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                       Enterprise Tax-Exempt Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                      -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund (Class A)                               2000        1999        1998        1997        1996
--------------------------------------------------------------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                     $ 12.82     $ 13.84     $ 13.95     $ 13.83     $ 13.99
                                                                        -------     -------     -------     -------     -------
Net Investment Income (Loss)                                               0.55(F)     0.54(F)     0.60        0.63        0.64
Net Realized and Unrealized Gain (Loss) on Investments                     0.78       (0.92)       0.20        0.31       (0.16)
                                                                        -------     -------     -------     -------     -------
Total from Investment Operations                                          1.33        (0.38)       0.80        0.94        0.48
                                                                        -------     -------     -------     -------     -------
Dividends from Net Investment Income                                      (0.55)      (0.54)      (0.60)      (0.63)      (0.64)
Distributions from Capital Gains                                             --       (0.10)      (0.31)      (0.19)         --
                                                                        -------     -------     -------     -------     -------
Total Distributions                                                       (0.55)      (0.64)      (0.91)      (0.82)      (0.64)
                                                                        -------     -------     -------     -------     -------
Net Asset Value End of Period                                           $ 13.60     $ 12.82     $ 13.84     $ 13.95     $ 13.83
                                                                        =======     =======     =======     =======     =======
Total Return(C)                                                           10.65%      (2.76)%      5.92%       6.96%       3.53%
Net Assets End of Period (in thousands)                                 $22,240     $21,703     $23,710     $23,695     $28,478
Ratio of Expenses to Average Net Assets                                    1.10%       1.10%       1.10%       1.22%       1.25%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                          1.36%       1.44%       1.40%       1.60%       1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets                4.23%       4.05%       4.30%       4.50%       4.64%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 3.97%       3.71%       4.00%       4.12%       4.48%
Portfolio Turnover Rate                                                      41%        110%        100%          1%          1%

                                                                                        Year Ended December 31,
                                                                      -----------------------------------------------------------
Enterprise Tax-Exempt Income Fund (Class B)                               2000        1999        1998        1997        1996
--------------------------------------------------------------------- ----------- ----------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                     $ 12.82      $ 13.84   $ 13.95     $ 13.83     $ 13.99
                                                                       --------      -------    -------     -------     -------
Net Investment Income (Loss)                                               0.48(F)     0.47(F)    0.53        0.55        0.56
Net Realized and Unrealized Gain (Loss) on Investments                     0.78       (0.92)      0.20        0.31       (0.16)
                                                                       --------      -------    -------     -------     --------
Total from Investment Operations                                           1.26       (0.45)      0.73        0.86        0.40
                                                                       --------      -------    -------     -------     --------
Dividends from Net Investment Income                                      (0.48)      (0.47)     (0.53)      (0.55)      (0.56)
Distributions from Capital Gains                                             --       (0.10)     (0.31)      (0.19)         --
                                                                       --------     -------    --------    --------    --------
Total Distributions                                                       (0.48)      (0.57)     (0.84)      (0.74)      (0.56)
                                                                       --------     -------    --------    --------    --------
Net Asset Value End of Period                                           $ 13.60     $ 12.82    $ 13.84     $ 13.95     $ 13.83
                                                                       ========     =======    ========    ========    ========
Total Return(D)                                                           10.05%      (3.29)%     5.33%       6.36%       2.96%
Net Assets End of Period (in thousands)                                $  6,650     $ 5,640   $  4,451    $  2,883    $  2,037
Ratio of Expenses to Average Net Assets                                    1.65%       1.65%      1.65%       1.76%       1.80%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and
 Custody Credits)                                                          1.91%       1.99%      1.96%       2.16%       1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets                3.68%       3.51%      3.71%       3.94%       4.07%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                 3.42%       3.16%      3.41%       3.54%       3.92%
Portfolio Turnover Rate                                                      41%        110%       100%          1%          1%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
192

--------------------------------------------------------------------------------
               Enterprise Tax-Exempt Income Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                              -----------------------------------
Enterprise Tax-Exempt Income Fund (Class C)                                       2000        1999        1998
----------------------------------------------------------------------------- ----------- ----------- -----------
Net Asset Value Beginning of Period                                            $ 12.82     $  13.84    $ 13.95
                                                                               -------     --------    -------
Net Investment Income (Loss)                                                      0.48(F)      0.47(F)    0.53
Net Realized and Unrealized Gain (Loss) on Investments                            0.78       ( 0.92)      0.20
                                                                               -------     --------    -------
Total from Investment Operations                                                  1.26       ( 0.45)      0.73
                                                                               -------     --------    -------
Dividends from Net Investment Income                                            ( 0.48)      ( 0.47)    ( 0.53)
Distributions from Capital Gains                                                    --       ( 0.10)    ( 0.31)
                                                                               --------    --------    --------
Total Distributions                                                              ( 0.48)     ( 0.57)    ( 0.84)
                                                                               --------    --------    --------
Net Asset Value End of Period                                                  $ 13.60     $  12.82    $ 13.84
                                                                               ========    ========    ========
Total Return(D)                                                                    9.96%     ( 3.23)%      5.34%
Net Assets End of Period (in thousands)                                        $  1,577    $  1,706    $    777
Ratio of Expenses to Average Net Assets                                            1.65%       1.65%       1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody
 Credits)                                                                          1.91%       1.97%       1.93%
Ratio of Net Investment Income (Loss) to Average Net Assets                        3.68%       3.54%       3.71%
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                    3.42%       3.22%       3.43%
Portfolio Turnover Rate                                                              41%        110%        100%

                                                                                For the Period
                                                                                    5/1/97
Enterprise Tax-Exempt Income Fund (Class C)                                    through 12/31/97
----------------------------------------------------------------------------- -----------------
Net Asset Value Beginning of Period                                               $  13.68
                                                                                  --------
Net Investment Income (Loss)                                                          0.36
Net Realized and Unrealized Gain (Loss) on Investments                                0.46
                                                                                  --------
Total from Investment Operations                                                      0.82
                                                                                  --------
Dividends from Net Investment Income                                                 (0.36)
Distributions from Capital Gains                                                     (0.19)
                                                                                  --------
Total Distributions                                                                  (0.55)
                                                                                  --------
Net Asset Value End of Period                                                     $  13.95
                                                                                  ========
Total Return(D)                                                                       6.14%(B)
Net Assets End of Period (in thousands)                                           $    184
Ratio of Expenses to Average Net Assets                                               1.67%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody
 Credits)                                                                             2.34%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                           3.99%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                       3.32%(A)
Portfolio Turnover Rate                                                                  1%(A)

                                                                              Year Ended December 31,     For the Period
                                                                              ------------------------       11/17/98
Enterprise Tax-Exempt Income Fund (Class Y)                                       2000         1999      through 12/31/98
----------------------------------------------------------------------------- -----------  -----------  -----------------
Net Asset Value Beginning of Period                                            $ 12.82       $ 13.84         $ 14.12
                                                                               -------       -------         -------
Net Investment Income (Loss)                                                      0.61(F)       0.61(F)         0.07
Net Realized and Unrealized Gain (Loss) on Investments                            0.78         (0.92)           0.03
                                                                               -------       -------         -------
Total from Investment Operations                                                  1.39         (0.31)           0.10
                                                                               -------       -------         -------
Dividends from Net Investment Income                                              (0.61)       (0.61)          (0.07)
Distributions from Capital Gains                                                     --        (0.10)          (0.31)
                                                                               --------      -------         -------
Total Distributions                                                               (0.61)       (0.71)          (0.38)
                                                                               --------      -------         -------
Net Asset Value End of Period                                                  $ 13.60       $ 12.82         $ 13.84
                                                                               ========      =======         =======
Total Return                                                                      11.15%       (2.32)%          0.75%(B)
Net Assets End of Period (in thousands)                                        $     49      $    61         $    65
Ratio of Expenses to Average Net Assets                                            0.65%        0.65%           0.65%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Custody
 Credits)                                                                          0.91%        0.99%           0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                        4.68%        4.51%           4.75%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                                    4.42%        4.18%           4.45%(A)
Portfolio Turnover Rate                                                              41%         110%            100%(A)

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                         Enterprise Money Market Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                                   For the Year Ended December 31,
                                                                    -------------------------------------------------------------
Enterprise Money Market Fund (Class A)                                  2000         1999         1998         1997       1996
------------------------------------------------------------------- ------------ ------------ ------------ ----------- ----------
Net Asset Value Beginning of Period                                   $  1.00      $  1.00      $  1.00      $ 1.00     $ 1.00
                                                                      -------      -------      -------      ------     -------
Net Investment Income (Loss)                                             0.06(F)      0.05(F)      0.05        0.05       0.04
                                                                      -------      -------      -------      ------     -------
Total from Investment Operations                                         0.06         0.05         0.05        0.05       0.04
                                                                      -------      -------      -------      ------     -------
Dividends from Net Investment Income                                    (0.06)       (0.05)       (0.05)      (0.05)     (0.04)
                                                                      --------     --------     --------     -------    -------
Total Distributions                                                     (0.06)       (0.05)       (0.05)      (0.05)     (0.04)
                                                                      --------     --------     --------     -------    -------
Net Asset Value End of Period                                         $  1.00      $  1.00      $  1.00      $ 1.00     $ 1.00
                                                                      ========     ========     ========     =======    =======
Total Return                                                              6.05%        4.80%        5.04%       4.69%      4.51%
Net Assets End of Period (in thousands)                               $272,225     $204,403     $140,490     $68,466    $59,074
Ratio of Expenses to Average Net Assets                                   0.56%        0.59%        0.64%       1.00%      1.00%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)         0.56%        0.59%        0.64%       1.24%      1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets               5.91%        4.74%        4.91%       4.59%      4.42%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                                5.91%        4.74%        4.91%       4.35%      4.24%

                                                                                     Year Ended December 31,
                                                                    ---------------------------------------------------------
Enterprise Money Market Fund (Class B)                                  2000        1999        1998       1997       1996
------------------------------------------------------------------- ----------- ----------- ----------- ---------- ----------
Net Asset Value Beginning of Period                                   $ 1.00      $ 1.00      $ 1.00     $ 1.00     $ 1.00
                                                                      ------      ------      ------     ------     ------
Net Investment Income (Loss)                                            0.06(F)     0.05(F)     0.05       0.04       0.04
                                                                      ------      ------      ------     ------     ------
Total from Investment Operations                                        0.06        0.05        0.05       0.04       0.04
                                                                      ------      ------      ------     ------     ------
Dividends from Net Investment Income                                   (0.06)      (0.05)      (0.05)     (0.04)     (0.04)
                                                                      -------     -------     -------    -------    -------
Total Distributions                                                    (0.06)      (0.05)      (0.05)     (0.04)     (0.04)
                                                                      -------     -------     -------    -------    -------
Net Asset Value End of Period                                         $ 1.00      $ 1.00      $ 1.00     $ 1.00     $ 1.00
                                                                      =======     =======     =======    =======    =======
Total Return(D)                                                          6.05%       4.80%       5.04%      4.11%      3.94%
Net Assets End of Period (in thousands)                               $28,096     $32,863     $10,147    $ 5,980    $ 1,344
Ratio of Expenses to Average Net Assets                                  0.56%       0.60%       0.64%      1.55%      1.55%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)        0.56%       0.60%       0.64%      1.79%      1.73%
Ratio of Net Investment Income (Loss) to Average Net Assets              5.91%       4.86%       4.91%      4.09%      3.85%
Ratio of Net Investment Income (Loss) to Average Net Assets
 (Excluding Reimbursement)                                               5.91%       4.86%       4.91%      3.85%      3.68%

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.
194

--------------------------------------------------------------------------------
                  Enterprise Money Market Fund -- (Continued)
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,          For the Period
                                                                        ----------------------------------        5/1/97
Enterprise Money Market Fund (Class C)                                     2000        1999        1998      through 12/31/97
----------------------------------------------------------------------- ----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period                                      $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                                         ------      ------      ------          -------
Net Investment Income (Loss)                                               0.06(F)     0.05(F)     0.05             0.02
                                                                         ------      ------      ------          -------
Total from Investment Operations                                           0.06        0.05        0.05             0.02
                                                                         ------      ------      ------          -------
Dividends from Net Investment Income                                      (0.06)      (0.05)      (0.05)           (0.02)
                                                                         -------     -------     -------         -------
Total Distributions                                                       (0.06)      (0.05)      (0.05)           (0.02)
                                                                         -------     -------     -------         -------
Net Asset Value End of Period                                             $ 1.00     $ 1.00      $ 1.00          $  1.00
                                                                         =======     =======     =======         =======
Total Return(D)                                                            6.05%       4.80%       5.04%            2.86%(B)
Net Assets End of Period (in thousands)                                 $ 8,709     $ 7,296     $ 4,680          $ 1,021
Ratio of Expenses to Average Net Assets                                    0.56%       0.59%       0.63%            1.55%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          0.56%       0.59%       0.63%            1.85%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                5.91%       4.76%       4.90%            4.15%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            5.91%       4.76%       4.90%            3.85%(A)

                                                                             Year Ended December 31,          For the Period
                                                                        ----------------------------------       7/17/97
Enterprise Money Market Fund (Class Y)                                     2000        1999        1998      through 12/31/97
----------------------------------------------------------------------- ----------  ----------  ----------  -----------------
Net Asset Value Beginning of Period                                      $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                                         ------      ------      ------          -------
Net Investment Income (Loss)                                               0.06(F)     0.05(F)     0.05             0.02
                                                                         ------      ------      ------          -------
Total from Investment Operations                                           0.06        0.05        0.05             0.02
                                                                         ------      ------      ------          -------
Dividends from Net Investment Income                                      (0.06)      (0.05)      (0.05)          (0.02)
                                                                         -------     -------     -------         -------
Total Distributions                                                       (0.06)      (0.05)      (0.05)          (0.02)
                                                                         -------     -------     -------         -------
Net Asset Value End of Period                                            $ 1.00      $ 1.00      $ 1.00          $  1.00
                                                                         =======     =======     =======         =======
Total Return                                                               6.05%       4.80%       5.04%            2.31%(B)
Net Assets End of Period (in thousands)                                 $ 2,666     $ 3,477     $ 3,413          $ 2,700
Ratio of Expenses to Average Net Assets                                    0.56%       0.59%       0.65%            0.70%(A)
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          0.56%       0.59%       0.65%            0.95%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets                5.91%       4.72%       4.92%            4.96%(A)
Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding
 Reimbursement)                                                            5.91%       4.72%       4.92%            4.71%(A)

(A)  Annualized.
(B)  Not annualized.
(C)  Total return does not include one time sales charge.
(D)  Total return does not include contingent deferred sales charge.
(E)  Ratio includes expenses paid indirectly.
(F)  Based on average monthly shares outstanding for the period.
(G)  Less than $0.01 per share.

                       See notes to financial statements.


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                               December 31, 2000
--------------------------------------------------------------------------------


1. Organization


The Enterprise Group of Funds, Inc. ("EGF") is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Mid-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Large-Cap, Growth, Growth and Income, Equity Income, Worldwide Growth, International Growth, International Core Growth, Emerging Countries, Internet, International Internet, Global Financial Services, Global Health Care, Global Socially Responsive, Managed, Balanced, Convertible Securities, High-Yield Bond, Government Securities, Tax-Exempt Income and Money Market Funds.


EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective funds and generally have the same rights, but are offered with different sales charge and distribution fee arrangements. Class A shares (except for the Money Market
Fund) are subject to a maximum sales charge of 4.75 percent. Class B shares are subject to a maximum contingent sales charge of 5 percent, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same fund eight years after purchase. Class C shares are subject to a maximum contingent sales charge of 1 percent, which declines to zero after one year and which is based on the lesser of net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.


2. Significant Accounting Policies


Valuation of Investments -- Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Directors. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.


Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued on an amortized cost basis. Under the amortized cost method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds 1/2 of 1 percent.


Special Valuation Risks -- Foreign denominated assets held by the Worldwide Growth, International Growth, International Core Growth, Emerging Countries, International Internet, Global Financial Services, Global Health Care and Global Socially Responsive Funds may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.


As part of its investment program, the Government Securities Fund invests in collateralized mortgage obligations ("CMOs"). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Government Securities Fund invests, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.


                      THE ENTERPRISE Group of Funds, Inc.
196

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


The high-yield securities in which the High-Yield Bond Fund may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.


Illiquid Securities -- At times, the funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the funds will be able to do so. In addition, the funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.


Repurchase Agreements -- Each fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the fund's holding period. Under each repurchase agreement, the fund receives, as collateral, U.S. Government securities whose market value is at least equal to the repurchase price.


Written Options -- When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. The risk associated with writing call options is that the fund may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.


Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


As part of their investment program, the Funds may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into future contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the fund attempts to enter into a closing position, (3) the risk that the fund will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the fund depends on the ability of the Fund Manager to predict movements in stock, bond, and currency prices as well as interest rates. There were no open futures contracts at December 31, 2000.


Foreign Currency Translation -- Securities, other assets and liabilities of the Worldwide Growth, International Growth, International Core Growth, Emerging Countries, International Internet, Global Financial Services, Global Health Care and Global Socially Responsive Funds whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

gains and losses are realized upon ultimate receipt or disbursement. These funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.


Forward Foreign Currency Contracts -- As part of each fund's investment program, the International Growth, International Internet, Global Financial Services and Global Socially Responsive Funds utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The funds will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.


Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.


Premiums and discounts on securities are amortized daily for both financial and tax purposes, thus, no effect to the financial statements is expected due to the AICPA issuing a revised Audit and Accounting Guide for Investment Companies which will now require such for fiscal years beginning after December 15, 2000.



Expenses -- Generally, each fund and class bears expenses incurred specifically on its behalf as well as a portion of the common expenses of EGF. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.


Federal Income Taxes -- It is the policy of EGF to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that a fund does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax. However, no provision for Federal income or excise taxes is required, because ECM intends to pay any excise taxes on behalf of the funds.


Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Dividends and Distributions -- Distributions of capital gains from each of the funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income for all funds, other than Fixed Income Funds, are declared and paid at least annually. Dividends from net investment income for the High-Yield Bond, Government Securities and Tax-Exempt Income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and reinvested monthly in additional shares of the Money Market Fund at net asset value.


3. Transactions with Affiliates


The funds are charged management fees by Enterprise Capital Management, Inc. ("ECM") for furnishing management and administrative services. ECM has contractually agreed to limit the funds' expenses through May 1, 2001, to the expense ratios noted below. Enterprise Fund Distributors, Inc. ("EFD"), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor's Agreement

                      THE ENTERPRISE Group of Funds, Inc.
198

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------



and Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each fund will pay EFD a distribution fee, accrued daily and payable monthly. The management fee, distribution fee, and maximum expense amounts are currently equal to the following annual percentage of average daily net assets for each class of shares:



                              Management
                                 Fee                Distribution Fee                       Maximum Expense Amount
                             ----------- --------------------------------------- -------------------------------------------
Fund                                          A          B          C        Y        A          B          C          Y
----------------------------             ---------- ---------- ---------- ------ ---------- ---------- ---------- ----------
Multi-Cap Growth             1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Mid-Cap Growth               0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Small Company Growth         1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Small Company Value          0.75%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Capital Appreciation         0.75%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Equity                       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Large-Cap                    0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Growth                       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Growth and Income            0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Equity Income                0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Worldwide Growth             1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
International Growth         0.85%       0.45%      1.00%      1.00%      None   2.00%      2.55%      2.55%      1.55%
International Core Growth    1.00%       0.45%      1.00%      1.00%      None   1.95%      2.50%      2.50%      1.50%
Emerging Countries           1.25%       0.45%      1.00%      1.00%      None   2.25%      2.80%      2.80%      1.80%
Managed                      0.75%       0.45%      1.00%      1.00%      None   1.50%      2.05%      2.05%      1.05%
Balanced                     0.75%       0.45%      1.00%      1.00%      None   1.40%      1.95%      1.95%      0.95%
Convertible Securities       0.75%       0.45%      1.00%      1.00%      None   1.60%      2.15%      2.15%      1.15%
Internet                     1.00%       0.45%      1.00%      1.00%      None   1.90%      2.45%      2.45%      1.45%
International Internet       1.00%       0.45%      1.00%      1.00%      None   1.90%      2.45%      2.45%      1.45%
Global Financial Services    0.85%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
Global Health Care           1.00%       0.45%      1.00%      1.00%      None   1.85%      2.40%      2.40%      1.40%
Global Socially Responsive   0.90%       0.45%      1.00%      1.00%      None   1.75%      2.30%      2.30%      1.30%
High-Yield Bond              0.60%       0.45%      1.00%      1.00%      None   1.30%      1.85%      1.85%      0.85%
Government Securities        0.60%       0.45%      1.00%      1.00%      None   1.30%      1.85%      1.85%      0.85%
Tax-Exempt Income            0.50%       0.45%      1.00%      1.00%      None   1.10%      1.65%      1.65%      0.65%
Money Market                 0.35%        None       None       None      None   0.70%      0.70%      0.70%      0.70%

For the Managed Fund, the maximum expense amounts for each class were as follows prior to April 10, 2000: A) 1.75% B) 2.30% C) 2.30% and Y) 1.30%.

                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 2000:


Fund                               A            B           C            Y
---------------------------- ------------- ----------- ----------- -------------
Multi-Cap Growth              $1,338,400    $189,800    $189,600    $   447,426
Mid-Cap Growth                   261,900     261,900     261,300        117,008
Small Company Growth                  --          --          --         85,772
Small Company Value              246,654          --          --        256,090
Capital Appreciation             226,827          --          --        295,136
Equity                         1,383,180          --          --        221,588
Large-Cap                        245,700     245,400     245,400         92,149
Growth                           279,789          --          --     23,695,681
Growth & Income                       --          --          --        154,933
Equity Income                    196,428          --          --        110,311
Worldwide Growth                 267,600     267,300     267,300         99,159
International Growth           2,765,980          --          --     20,835,033
International Core Growth        294,300     294,000     294,000        111,226
Emerging Countries               271,200     270,900     270,900        103,668
Internet                          89,804          --          --        394,372
International Internet           234,000     174,600     174,600        355,322
Global Financial Services         28,022          --          --      6,748,123
Global Health Care               279,600     279,000     279,000        268,818
Global Socially Responsive       292,500     292,200     292,200         98,022
Managed                        3,179,085          --          --     52,599,199
Balanced                         726,600     103,600     103,600        105,529
Convertible Securities           302,400     302,100     302,100        113,710
High-Yield Bond                   85,151          --          --         18,599
Government Securities            337,976          --          --          3,638
Tax-Exempt Income                     --          --       1,035         48,159
Money Market                     151,098          --          --        255,580

ECM has subadvisory agreements with various investment advisors as subadvisers for the funds of EGF. The management fee, as a percentage of average daily net assets of a fund, is paid to ECM, which pays a portion of the fee to the subadvisor. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Fund. For the year ended December 31, 2000, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $408,810, with a related payable balance of $33,846 at December 31, 2000.


The portion of sales charges paid to MONY Securities Corporation, a wholly-owned subsidiary of The MONY Group Inc., was $17,865,073 for the year ended December 31, 2000. The portion of sales charges paid to EFD was $2,334,592 for the year ended December 31, 2000.


EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a service fee to securities dealers that enter into a sales agreement with EFD. For the year ended December 31, 2000, EFD incurred service fees of $2,525,044 payable to MONY Securities Corporation.

                      THE ENTERPRISE Group of Funds, Inc.
200

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


For the year ended December 31, 2000, the fund paid brokerage commissions to affiliates as follows:



Fund                            Commissions
------------------------------ ------------
  Multi-Cap Growth              $ 293,018
  Small Company Growth              2,796
  Small Company Value             595,741
  Capital Appreciation             46,222
  Equity                            1,460
  Large-Cap                           282
  Growth                           82,164
  Equity Income                     5,700
  Worldwide Growth                     90
  Internet                        388,562
  International Internet           28,180
  Global Financial Services        13,650
  Global Socially Responsive           18
  Managed                          68,450
  Balanced                            379
  Convertible Securities              145




                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

4. Investment Transactions


For the year ended December 31, 2000, purchases and sales proceeds of investments, other than short-term investments, were as follows:



                                   U.S. Government                Other Investment
                                     Obligations                     Securities
                             ---------------------------- ---------------------------------
Fund                           Purchases        Sales         Purchases          Sales
----------------------------   --------         ------        ---------          -------
Multi-Cap Growth                       --            --    $  436,290,794   $  249,116,540
Mid-Cap Growth                         --            --         4,865,983          517,376
Small Company Growth                   --            --        80,879,293       40,825,740
Small Company Value                    --            --       263,232,049      207,586,503
Capital Appreciation                   --            --       449,957,466      355,964,534
Equity                                 --            --       151,551,672       17,458,921
Large-Cap                              --            --        15,216,340        2,065,460
Growth                                 --            --     1,413,217,317    1,562,261,457
Growth and Income                      --            --        79,720,163       19,009,654
Equity Income                          --            --        45,280,132       77,560,669
Worldwide Growth                       --            --         7,940,730        1,087,814
International Growth                   --            --        93,580,409       69,334,771
International Core Growth              --            --         2,269,962          302,619
Emerging Countries                     --            --         3,693,803          305,206
Internet                               --            --     1,156,858,980      926,444,421
International Internet                 --            --        62,648,209       28,580,538
Global Financial Services              --            --        18,030,839        6,090,875
Global Health Care                     --            --        11,980,227        2,450,011
Global Socially Responsive             --            --         2,168,138          250,110
Managed                                --   $18,372,780        61,978,737      144,762,085
Balanced                      $ 1,185,584     1,304,933         9,419,988        4,728,747
Convertible Securities                 --            --         4,959,351          287,374
High-Yield Bond                 1,253,516     1,259,297        55,953,419       64,985,482
Government Securities          20,592,710     7,218,381         4,713,383          433,063
Tax-Exempt Income                      --            --        11,154,785       11,606,392


                      THE ENTERPRISE Group of Funds, Inc.
202

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


Outstanding forward foreign currency contracts at December 31, 2000 were as follows:


International Growth Fund



                                Purchases                     Net Unrealized
 Settlement    -------------------------------------------    Appreciation/
    Date             Receive                Deliver           (Depreciation)
------------   --------------------   --------------------   ---------------
  02/12/01     CHF      4,000,000     USD      2,224,570        $  252,882
  02/12/01     CHF      4,000,000     USD      2,275,960           201,492
  02/12/01     EUR     18,000,000     USD     15,522,300         1,413,784
                                                                ----------
                                                                 1,868,158
                                                                ----------


                                   Sales                        Net Unrealized
 Settlement    ---------------------------------------------    Appreciation/
    Date             Receive                 Deliver            (Depreciation)
------------   --------------------   ----------------------   ---------------
  02/12/01     USD      4,731,908     CHF        8,000,000       $ (222,997)
  02/12/01     USD     16,346,160     EUR       18,000,000         (589,924)
  05/02/01     USD      4,155,059     JPY      440,000,000          229,921
                                                                 ----------
                                                                   (583,000)
                                                                 ----------
                                                                 $1,285,158
                                                                 ==========

Global Financial Services Fund



                                 Sales                       Net Unrealized
 Settlement    ------------------------------------------    Appreciation/
    Date            Receive               Deliver            (Depreciation)
------------   -----------------   ----------------------   ---------------
  03/21/01     USD      376,950    AUD          700,000        $ (12,708)
  03/21/01     USD       64,086    HKD          500,000              (94)
  03/21/01     USD      995,745    JPY      110,000,000           20,655
                                                               ---------
                                                               $   7,853
                                                               =========

Transactions in call options written for the year ended December 31, 2000, were as follows:



                                                         Number of    Premiums
                                                         Contracts    Received
                                                        ----------- ------------
Growth and Income Fund
Outstanding call options written at December 31, 1999        30      $  20,224
Options written                                              70         70,538
Options exercised                                           (40)       (42,299)
Options expired                                             (30)       (23,449)
Options closed                                              (10)       (17,074)
                                                            ---      ---------
Outstanding call options written at December 31, 2000        20      $   7,940
                                                            ===      =========

5. Borrowings


EGF, and another mutual fund under common control, are parties to a $50 million redemption line of credit with State Street Bank and Trust Co. whereby each fund may borrow up to its prospectus defined limitation. A commitment fee, equal to a rate of .08% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter, except for Money Market Fund. At December 31, 2000, there were no loans outstanding. Additionally, there were no funds that had outstanding balances at any time during the year ended December 31, 2000.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

6. Capital Share Transactions


At December 31, 2000, each fund has 15,200,000,000 authorized shares at $.10 par value. The following tables summarize the capital share activity by fund:



                                                                      Mid-Cap Growth
                                      Multi-Cap Growth Fund               Fund         Small Company Growth Fund
                                 -------------------------------- ------------------- ---------------------------
                                    Year Ended    For the Period    For the Period of   Year Ended     Year Ended
                                     Dec. 31,        7/1/99 to         10/31/00 to       Dec. 31,       Dec. 31,
                                       2000          12/31/99            12/31/00          2000           1999
                                 --------------- ----------------  ------------------- ------------  -------------
Class A
Shares sold                          9,293,724      3,743,529            301,932        1,188,465        414,720
Reinvestment of distributions               --         45,721                 --           83,997             --
Shares redeemed                     (4,368,825)      (207,755)           (34,482)        (682,057)      (207,992)
Net increase (decrease)              4,924,899      3,581,495            267,450          590,405        206,728
Class B
Shares sold                          7,503,702      2,994,506            164,952          726,178        380,608
Reinvestment of distributions               --         40,251                 --           91,811             --
Shares redeemed                     (1,192,348)      (125,978)            (1,257)        (160,224)      (169,449)
Net increase (decrease)              6,311,354      2,908,779            163,695          657,765        211,159
Class C
Shares sold                          3,063,130      1,048,063            130,620          206,356        103,499
Reinvestment of distributions               --         12,907                 --           20,207             --
Shares redeemed                       (822,142)       (48,819)            (2,966)         (84,211)       (73,035)
Net increase (decrease)              2,240,988      1,012,151            127,654          142,352         30,464
Class Y
Shares sold                             33,044         55,663             13,395           26,892         28,157
Reinvestment of distributions               --            404                 --           21,913             --
Shares redeemed                        (16,399)        (9,466)                --          (27,879)      (153,968)
Net increase (decrease)                 16,645         46,601             13,395           20,926       (125,811)
Total net increase (decrease)       13,493,886      7,549,026            572,194        1,411,448        322,540

                      THE ENTERPRISE Group of Funds, Inc.
204

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

                                    Small Company Value Fund         Capital Appreciation Fund             Equity Fund
                                --------------------------------- ------------------------------- -----------------------------
                                   Year Ended       Year Ended       Year Ended      Year Ended      Year Ended     Year Ended
                                    Dec. 31,         Dec. 31,         Dec. 31,        Dec. 31,        Dec. 31,       Dec. 31,
                                      2000             1999             2000            1999            2000           1999
                                ---------------- ---------------- --------------- --------------- --------------- -------------
Class A
Shares sold                         23,731,564       16,485,323       4,737,661       2,925,321       8,990,552       533,352
Reinvestment of distributions        2,811,275        1,098,458         678,965         496,834          37,674        37,148
Shares redeemed                    (20,197,645)     (11,810,385)     (4,146,183)     (2,943,920)     (2,169,878)     (490,608)
Net increase (decrease)              6,345,194        5,773,396       1,270,443         478,235       6,858,348        79,892
Class B
Shares sold                          4,128,348        5,140,797       1,508,368         557,649       7,253,288       741,920
Reinvestment of distributions        2,074,260          841,748         245,380         113,247          48,518        64,727
Shares redeemed                     (2,528,892)      (2,075,975)       (346,681)       (162,851)       (669,179)     (569,548)
Net increase (decrease)              3,673,716        3,906,570       1,407,067         508,045       6,632,627       237,099
Class C
Shares sold                          3,159,718        2,945,424         653,944         167,180       4,827,214       216,111
Reinvestment of distributions          863,838          289,171          64,591          16,893          18,185        12,309
Shares redeemed                     (1,107,160)        (863,222)       (166,392)        (60,387)       (269,994)     (163,166)
Net increase (decrease)              2,916,396        2,371,373         552,143         123,686       4,575,405        65,254
Class Y
Shares sold                            107,069           55,844           6,795           5,107          37,061        13,859
Reinvestment of distributions           12,794            4,937           1,371             791             347           599
Shares redeemed                        (85,535)         (24,194)         (1,970)         (2,057)         (4,698)       (1,030)
Net increase (decrease)                 34,328           36,587           6,196           3,841          32,710        13,428
Total net increase (decrease)       12,969,634       12,087,926       3,235,849       1,113,807      18,099,090       395,673

                                                                                               Growth and
                                  Large-Cap Fund             Growth Fund                       Income Fund
                                 ---------------- ---------------------------------   ------------------------------
                                  For the Period     Year Ended        Year Ended       Year Ended      Year Ended
                                  of 10/31/00 to      Dec. 31,          Dec. 31,         Dec. 31,        Dec. 31,
                                     12/31/00           2000              1999             2000            1999
                                 ---------------- ----------------  ---------------- ---------------  -------------
Class A
Shares sold                         1,098,269         49,754,884        37,894,541       1,801,080      1,867,895
Reinvestment of distributions              --          4,694,246         2,202,180              --            281
Shares redeemed                       (42,899)       (55,925,840)      (27,727,480)     (1,044,318)      (737,784)
Net increase (decrease)             1,055,370         (1,476,710)       12,369,241         756,762      1,130,392
Class B
Shares sold                           279,199          6,988,715        14,507,898       1,622,709      1,419,461
Reinvestment of distributions              --          3,430,920         1,523,703              --            271
Shares redeemed                          (270)        (7,207,907)       (3,633,294)       (307,706)      (224,593)
Net increase (decrease)               278,929          3,211,728        12,398,307       1,315,003      1,195,139
Class C
Shares sold                           221,740          4,101,157         7,025,356         341,985        342,069
Reinvestment of distributions              --          1,188,792           541,793              --             51
Shares redeemed                        (1,588)        (4,830,121)       (1,742,477)       (115,758)      (144,613)
Net increase (decrease)               220,152            459,828         5,824,672         226,227        197,507
Class Y
Shares sold                            11,357          1,149,289         1,393,412          30,648         74,057
Reinvestment of distributions              --            293,941           126,526              --             62
Shares redeemed                          (112)        (1,744,962)         (887,052)        (38,313)      (262,781)
Net increase (decrease)                11,245           (301,732)          632,886          (7,665)      (188,662)
Total net increase (decrease)       1,565,696          1,893,114        31,225,106       2,290,327      2,334,376



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

                                                                                            International
                                     Equity Income Fund         Worldwide Growth             Growth Fund
                                -----------------------------  ------------------  --------------------------------
                                   Year Ended     Year Ended     For the Period       Year Ended       Year Ended
                                    Dec. 31,       Dec. 31,      of 10/31/00 to        Dec. 31,         Dec. 31,
                                      2000           1999           12/31/00             2000             1999
                                ---------------  ------------  ------------------  ---------------  ---------------
Class A
Shares sold                           981,270       603,220          580,022           9,928,772        1,747,130
Reinvestment of distributions         408,957       183,831               --             103,317          215,231
Shares redeemed                    (1,750,741)     (871,866)         (28,454)         (9,646,938)      (1,829,143)
Net increase (decrease)              (360,514)      (84,815)         551,568             385,151          133,218
Class B
Shares sold                           291,682       635,419           94,847             669,036          390,802
Reinvestment of distributions         165,580        66,284               --              55,608           89,994
Shares redeemed                      (513,745)     (329,347)            (296)           (243,075)        (337,049)
Net increase (decrease)               (56,483)      372,356           94,551             481,569          143,747
Class C
Shares sold                           146,957       303,799          188,719             634,514          135,340
Reinvestment of distributions          33,580        13,871               --              14,409           20,162
Shares redeemed                      (193,863)     (186,365)          (2,235)           (464,014)         (97,232)
Net increase (decrease)               (13,326)      131,305          186,484             184,909           58,270
Class Y
Shares sold                               256         1,888           11,124           1,236,839          675,943
Reinvestment of distributions             122            79               --              44,611           82,195
Shares redeemed                        (1,088)         (568)              --          (1,037,391)        (596,108)
Net increase (decrease)                  (710)        1,399           11,124             244,059          162,030
Total net increase (decrease)        (431,033)      420,245          843,727           1,295,688          497,265

                                  International Core       Emerging                                        International
                                      Growth Fund       Countries Fund           Internet Fund            Internet Fund
                                 --------------------  ---------------- -------------------------------- ---------------
                                    For the Period      For the Period     Year Ended    For the Period    For the Period
                                    of 10/31/00 to      of 10/31/00 to      Dec. 31,      of 7/1/99 to     of 6/30/00 to
                                       12/31/00            12/31/00           2000          12/31/99          12/31/00
                                 --------------------  ---------------- --------------- ----------------  ---------------
Class A
Shares sold                            132,466             385,785          6,999,848      4,095,377         2,221,563
Reinvestment of distributions               --                 --              14,593         36,343                --
Shares redeemed                             --                 --          (4,903,911)      (371,106)         (495,959)
Net increase (decrease)                132,466             385,785          2,110,530      3,760,614         1,725,604
Class B
Shares sold                             66,791             37,066           4,634,133      3,725,767         1,369,738
Reinvestment of distributions               --                 --              14,360         32,606                --
Shares redeemed                         (2,503)                (4)         (1,652,910)      (372,516)         (164,561)
Net increase (decrease)                 64,288             37,062           2,995,583      3,385,857         1,205,177
Class C
Shares sold                             62,637             32,276           1,687,999      1,221,366           471,558
Reinvestment of distributions               --                 --               4,901          9,595                --
Shares redeemed                             --                 --            (783,227)      (110,860)          (75,076)
Net increase (decrease)                 62,637             32,276             909,673      1,120,101           396,482
Class Y
Shares sold                             11,334             11,462              24,002         73,967           104,744
Reinvestment of distributions               --                 --                 124            314                --
Shares redeemed                             --                 --             (28,709)       (30,880)          (42,192)
Net increase (decrease)                 11,334             11,462              (4,583)        43,401            62,552
Total net increase (decrease)          270,725             466,585          6,011,203      8,309,973         3,389,815

                      THE ENTERPRISE Group of Funds, Inc.
206

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

                                       Global Financial           Global Health   Global Socially
                                         Services Fund              Care Fund     Responsive Fund
                                 -----------------------------  ---------------- -----------------
                                    Year Ended     Year Ended   For the Period    For the Period
                                     Dec. 31,       Dec. 31,    of 10/31/00 to    of 9/29/00 to
                                       2000           1999         12/31/00          12/31/00
                                 ---------------  ------------ ---------------- -----------------
Class A
Shares sold                          3,044,166     1,033,478        519,670          113,119
Reinvestment of distributions           56,477        23,992             --              --
Shares redeemed                     (1,660,570)     (364,764)       (38,922)            (83)
Net increase (decrease)              1,440,073       692,706        480,748          113,036
Class B
Shares sold                          1,150,564       847,428        394,559          60,542
Reinvestment of distributions           33,601        18,933             --              --
Shares redeemed                       (464,091)     (196,340)          (813)           (150)
Net increase (decrease)                720,074       670,021        393,746          60,392
Class C
Shares sold                            252,566       152,563        205,669          37,078
Reinvestment of distributions            6,165         3,194             --              --
Shares redeemed                        (98,439)      (62,720)        (2,995)             (1)
Net increase (decrease)                160,292        93,037        202,674          37,077
Class Y
Shares sold                             17,358        16,494         30,116          12,367
Reinvestment of distributions           30,069        31,864             --              --
Shares redeemed                         (8,396)       (9,990)            --          (2,315)
Net increase (decrease)                 39,031        38,368         30,116          10,052
Total net increase (decrease)        2,359,470     1,494,132      1,107,284         220,557

                                         Managed Fund                  Balanced Fund
                                ------------------------------- ----------------------------
                                   Year Ended      Year Ended     Year Ended   For the Period
                                    Dec. 31,        Dec. 31,       Dec. 31,     of 7/1/99 to
                                      2000            1999           2000         12/31/99
                                --------------- ---------------  ------------ ---------------
Class A
Shares sold                         2,353,346       3,256,841     1,014,109        956,176
Reinvestment of distributions       1,633,958       1,376,144        23,492          3,153
Shares redeemed                    (6,977,019)     (7,593,627)     (525,877)       (34,672)
Net increase (decrease)            (2,989,715)     (2,960,642)      511,724        924,657
Class B
Shares sold                         1,478,310       2,969,971       658,293        864,523
Reinvestment of distributions       1,725,664       1,373,221        18,918          2,120
Shares redeemed                    (5,740,996)     (5,336,108)     (271,655)       (41,908)
Net increase (decrease)            (2,537,022)       (992,916)      405,556        824,735
Class C
Shares sold                           250,949         461,536       271,957        140,623
Reinvestment of distributions         120,158          93,624         4,362            278
Shares redeemed                      (551,949)       (724,909)      (50,599)        (9,873)
Net increase (decrease)              (180,842)       (169,749)      225,720        131,028
Class Y
Shares sold                           570,204       1,675,893            40         20,279
Reinvestment of distributions         998,424         845,239             8              2
Shares redeemed                    (3,694,437)     (3,190,654)           --             --
Net increase (decrease)            (2,125,809)       (669,522)           48         20,281
Total net increase (decrease)      (7,833,388)     (4,792,829)    1,143,048      1,900,701


                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


                                  Convertible Securities         High-Yield Bond
                                           Fund                        Fund
                                 ----------------------- --------------------------------
                                      For the Period        Year Ended       Year Ended
                                      of 10/31/00 to         Dec. 31,         Dec. 31,
                                         12/31/00              2000             1999
                                 ----------------------- ---------------  ---------------
Class A
Shares sold                              152,675             1,724,718        1,504,768
Reinvestment of distributions                 --               378,321          399,065
Shares redeemed                             (271)           (2,326,894)      (2,377,293)
Net increase (decrease)                  152,404              (223,855)        (473,460)
Class B
Shares sold                              235,527               839,408        1,169,333
Reinvestment of distributions                 --               202,138          196,528
Shares redeemed                              (44)           (1,030,077)      (1,107,938)
Net increase (decrease)                  235,483                11,469          257,923
Class C
Shares sold                              108,553               465,643          539,367
Reinvestment of distributions                 --                41,836           34,450
Shares redeemed                               --              (408,029)        (418,971)
Net increase (decrease)                  108,553                99,450          154,846
Class Y
Shares sold                               11,327                 7,400           24,934
Reinvestment of distributions                 --                10,359           15,035
Shares redeemed                              (50)              (42,155)        (109,158)
Net increase (decrease)                   11,277               (24,396)         (69,189)
Total net increase (decrease)            507,717              (137,332)        (129,880)

                                     Government Securities           Tax-Exempt Income
                                             Fund                           Fund
                                ------------------------------- ----------------------------
                                   Year Ended      Year Ended    Year Ended     Year Ended
                                    Dec. 31,        Dec. 31,      Dec. 31,       Dec. 31,
                                      2000            1999          2000           1999
                                --------------- --------------- ------------ ---------------
Class A
Shares sold                         5,968,739       4,404,258      344,706         937,406
Reinvestment of distributions         281,064         271,155       51,255          63,753
Shares redeemed                    (5,932,597)     (4,201,338)    (452,837)     (1,021,567)
Net increase (decrease)               317,206         474,075      (56,876)        (20,408)
Class B
Shares sold                         1,157,803       1,733,066      198,075         249,210
Reinvestment of distributions         127,977         112,198       11,189          12,995
Shares redeemed                    (1,059,070)       (892,116)    (160,059)       (144,009)
Net increase (decrease)               226,710         953,148       49,205         118,196
Class C
Shares sold                           506,395         431,058       33,690         117,527
Reinvestment of distributions          24,008          17,583        3,697           3,992
Shares redeemed                      (289,335)       (226,168)     (54,417)        (44,618)
Net increase (decrease)               241,068         222,473      (17,030)         76,901
Class Y
Shares sold                            82,204          55,429           37               5
Reinvestment of distributions          35,218          34,729            1              65
Shares redeemed                       (62,226)       (152,729)      (1,250)             --
Net increase (decrease)                55,196         (62,571)      (1,212)             70
Total net increase (decrease)         840,180       1,587,125      (25,913)        174,759

                                            Money Market
                                                Fund
                                -------------------------------------
                                     Year Ended         Year Ended
                                      Dec. 31,           Dec. 31,
                                        2000               1999
                                ------------------- -----------------
Class A
Shares sold                         1,688,696,593       902,291,310
Reinvestment of distributions          11,801,031         7,522,610
Shares redeemed                    (1,632,676,402)     (845,900,561)
Net increase (decrease)                67,821,222        63,913,359
Class B
Shares sold                            51,366,824        63,366,742
Reinvestment of distributions           1,307,209           893,135
Shares redeemed                       (57,440,289)      (41,544,633)
Net increase (decrease)                (4,766,256)       22,715,244
Class C
Shares sold                            36,977,615        27,978,256
Reinvestment of distributions             408,633           284,855
Shares redeemed                       (35,973,263)      (25,647,018)
Net increase (decrease)                 1,412,985         2,616,093
Class Y
Shares sold                             5,303,896         1,314,799
Reinvestment of distributions             139,988           148,465
Shares redeemed                        (6,255,345)       (1,398,749)
Net increase (decrease)                  (811,461)           64,515
Total net increase (decrease)          63,656,490        89,309,211

                      THE ENTERPRISE Group of Funds, Inc.
208

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------


7. Tax Basis Unrealized Gain (Loss) on Investments and Distributions


At December 31, 2000, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:


                                                    Tax             Tax               Net
                                    Tax         Unrealized       Unrealized        Unrealized
Fund                               Cost            Gain            (Loss)         Gain (Loss)
---------------------------- ---------------- -------------- ----------------- -----------------
Multi-Cap Growth              $  231,342,770   $  6,822,607    $ (35,938,793)   $  (29,116,186)
Mid-Cap Growth                     4,816,992        174,562         (308,418)         (133,856)
Small Company Growth              87,188,263     25,860,356      (18,797,999)        7,062,357
Small Company Value              355,045,254     39,552,104      (47,099,550)       (7,547,446)
Capital Appreciation             259,823,056     24,825,351       (7,210,567)       17,614,784
Equity                           162,379,193      6,988,418      (27,918,306)      (20,929,888)
Large-Cap                         14,044,066         15,892       (1,623,083)       (1,607,191)
Growth                         1,779,260,842    384,015,743      (61,012,915)      323,002,828
Growth and Income                219,176,078     54,632,045      (14,923,085)       39,708,960
Equity Income                    117,268,077     29,593,026       (2,910,437)       26,682,589
Worldwide Growth                   8,080,625        142,267         (673,946)         (531,679)
International Growth             104,117,989     13,020,371       (8,843,063)        4,177,308
International Core Growth          2,466,064        113,112         (107,229)            5,883
Emerging Countries                 4,458,536         46,937         (112,742)          (65,805)
Internet                         325,080,113     (8,505,632)     (94,023,971)     (102,529,603)
International Internet            28,407,209       (299,234)      (8,209,356)       (8,508,590)
Global Financial Services         30,016,723      5,219,036       (1,005,176)        4,213,860
Global Health Care                11,253,176        279,756         (210,996)           68,760
Global Socially Responsive         2,280,890        139,970         (180,522)          (40,552)
Managed                          255,746,748     43,687,009      (20,900,091)       22,786,918
Balanced                          15,072,756      1,269,994         (263,867)        1,006,127
Convertible Securities             4,982,143        173,449         (111,567)           61,882
High-Yield Bond                  107,057,327      1,210,580      (15,716,088)      (14,505,508)
Government Securities            136,370,855      1,697,456       (1,030,289)          667,167
Tax-Exempt Income                 28,991,635      1,153,519           (8,067)        1,145,452

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sales, investments in passive foreign investment companies and excise tax regulations.


Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.



                      THE ENTERPRISE Group of Funds, Inc.

--------------------------------------------------------------------------------
                 Notes to Financial Statements -- (Continued)
                               December 31, 2000
--------------------------------------------------------------------------------

At December 31, 2000, the following funds had net capital loss carryforwards for federal tax purposes of:



                                           Expiring
Fund                           Balance     Through
-------------------------- -------------- ---------
  Multi-Cap Growth          $36,841,908      2008
  Internet                   33,006,340      2008
  International Internet      2,172,542      2008
  Balanced                      479,111      2008
  High-Yield Bond             5,942,666      2008
  Government Securities       3,680,330      2004
  Tax-Exempt Income             185,495      2008
  Money Market                   30,011      2008

8. Post October Loss Deferral


Under the current tax law, capital and currency losses realized after October 31, 2000 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2000, the following Funds elected to defer capital losses realized between November 1, 2000 and December 31, 2000 in the following amounts:



Fund                             Balance
----------------------------- -------------
  Multi-Cap Growth             $ 6,163,686
  Mid-Cap Growth                   138,615
  Small Company Value              465,713
  Capital Appreciation           3,173,023
  Large-Cap                        417,814
  Growth                        29,950,869
  Worldwide Growth                 141,291
  International Growth             308,060
  International Core Growth         29,843
  Emerging Countries                35,061
  Internet                      32,759,351
  International Internet         4,042,258
  Global Health Care               233,004
  Managed                          872,509
  Balanced                         171,575
  High-Yield Bond                1,825,896
  Tax-Exempt Income                 18,080
  Money Market                      10,746

9. Subsequent Event


Effective January 1, 2001, Wellington Management Company replaced OpCap Advisors, Inc. as co-subadviser to the Managed Fund.


                      THE ENTERPRISE Group of Funds, Inc.
210

                       Report of Independent Accountants



To the Shareholders and Board of Directors of The Enterprise Group of Funds, Inc.:


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Mid-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Large-Cap, Growth, Growth & Income, Equity Income, Worldwide Growth, International Growth, International Core Growth, Emerging Countries, Internet, International Internet, Global Financial Services, Global Health Care, Global Socially Responsive, Managed, Balanced, Convertible Securities, High-Yield Bond, Government Securities, Tax-Exempt Income and Money Market Funds (constituting The Enterprise Group of Funds, Inc. hereafter referred to as the "Fund") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except for the financial highlights, as indicated below, which were audited by other auditors), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended September 30, 1996 for Small Company Growth and Growth and Income Funds of The Enterprise Group of Funds, Inc. were audited by other auditors whose report dated November 15, 1996, expressed an unqualified opinion on the financial statements which include those financial highlights.





PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 16, 2001


                      THE ENTERPRISE Group of Funds, Inc.

                      Federal Tax Information (Unaudited)


The Tax-Exempt Income Fund has designated 100 percent of the net investment income distributions paid monthly by each class of the Fund during its taxable year ended December 31, 2000 as tax-exempt interest dividends for Federal income tax purposes. The Fund paid no taxable short-term or long-term capital gain distributions in 2000.


The capital gains distributions EGF paid to shareholders in the year ended December 31, 2000, whether taken in additional shares or cash, were as follows:




Fund                                Capital Gains
---------------------------------- --------------
      Multi-Cap Growth              $         --
      Mid-Cap Growth                          --
      Small Company Growth             4,382,996
      Small Company Value             31,819,124
      Capital Appreciation            23,759,459
      Equity                             351,013
      Large-Cap                               --
      Growth                         202,258,377
      Growth and Income                       --
      Equity Income                   15,079,540
      Worldwide Growth                        --
      International Growth             3,249,813
      International Core Growth               --
      Emerging Countries                      --
      Internet                                --
      International Internet                  --
      Global Financial Services          388,531
      Global Health Care                      --
      Global Socially Responsive              --
      Managed                         35,185,783
      Convertible Securities                  --
      Balanced                                --
      High-Yield Bond                         --
      Government Securities                   --
      Tax-Exempt Income                       --
      Money Market                            --

The information below summarizes those funds which had the following portions of their 2000 ordinary income distributions (located in Box #1 of Form 1099-DIV) qualify as being eligible for the corporate dividends received deduction:


  Equity Income               78%
  Global Financial Services   67%
  Managed                     55%
  Balanced                    22%

                      THE ENTERPRISE Group of Funds, Inc.
212

                             DIRECTORS AND OFFICERS


                                    Directors

                                  Victor Ugolyn
                              Chairman and Director


            Arthur T. Dietz                           Arthur Howell
                Director                                Director


        William A. Mitchell, Jr.                     Lonnie H. Pope
                Director                                Director


             Samuel J. Foti                          Michael I. Roth
                Director                                Director



                                    Officers

                                  Victor Ugolyn
                      President and Chief Executive Officer


                                 Phillip G. Goff
                   Vice President and Chief Financial Officer

           Herbert M. Williamson                Catherine R. McClellan
               Treasurer and                          Secretary
            Assistant Secretary

                               Investment Advisor
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022


                                   Distributor
                       Enterprise Fund Distributors, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022
                            Telephone: 1-800-432-4320


                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA


                                 Transfer Agent
                     National Financial Data Services, Inc.
                                330 W. 9th Street
                              Kansas City, MO 64105
                            Telephone: 1-800-368-3527


                             Independent Accountants
                           PricewaterhouseCoopers LLP
                                Philadelphia, PA

                      Member - Investment Company Institute




                        [ENTERPRISE GROUP OF FUNDS LOGO]
                  INVEST WITH THE PROS THE PROFESSIONALS USE(R)
                                 1-800-432-4320
                             www.enterprisefunds.com

                This report is not to be used in connection with
            the offering of shares of the funds unless accompanied or
                      preceded by an effective prospectus.